UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

522 Fifth Avenue
New York, NY 10036
(Address of principal executive offices) (Zip code)

Stephen M. Benham
522 Fifth Avenue
New York, NY 10036
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last Day of February

Date of reporting period: September 1, 2005 to February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT FEBRUARY 28, 2006

JPMorgan Funds
Tax Free Funds
JPMorgan California Tax Free Bond Fund JPMorgan Intermediate Tax Free Bond Fund JPMorgan New York Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Tax Free Bond Fund	2
JPMorgan Intermediate Tax Free Bond Fund	4
JPMorgan New York Tax Free Bond Fund	6
Schedules of Portfolio Investments	8
Financial Statements	34
Financial Highlights	44
Notes to Financial Statements	54
Report of Independent Registered Public Accounting Firm	62
Trustees	63
Officers	65
Schedule of Shareholder Expenses	66
Tax Letter	68

HIGHLIGHTS

•	Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth.

•	The Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace.

•	U.S. Treasury rates continued to move higher throughout the period.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

Dear Shareholder:
We are pleased to present this annual report for the JPMorgan Tax Free Funds for the six-month period ended February 28, 2006, the Funds’ new fiscal year-end. Inside, you will find in-depth information on some of our tax free funds along with an update from the portfolio management team.

“Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year.”

Economic growth remains healthy

Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth. For example, in the third and fourth calendar quarters of 2005, gross domestic product (GDP) growth was 4.1% and 1.6%, respectively, with the fourth-quarter slowdown reflecting a cutback in spending across the board. Nevertheless, for the entire 12-month period ended December 31, 2005, the economy grew at a pace of 3.5%, compared to 4.2% in calendar 2004.

In addition, the labor market continued to gain momentum, as the effects from 2005’s devastating hurricane season dwindled and mild winter weather helped boost employment figures. Jobless claims declined steadily, and the nation’s unemployment rate dropped to 4.8% in February 2006, compared to 5.4% in February 2005.

Despite rising energy prices, fears of widespread price increases subsided as the period progressed. Core inflation increased only 2.2% in calendar 2005, and the 12-month inflation rate as of February 28, 2006, remained muted at 2.1%.

Fed maintains campaign

Throughout the period, the Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace. The fed funds rate ended the period at 4.50%.

Concerns about higher interest rates have tempered enthusiasm about U.S. economic growth. Although inflation remains well-contained, robust growth figures have many investors convinced the Federal Reserve will raise the fed funds rate another 50 basis points to 5.00% by mid-2006.

Environment promotes lackluster returns

Following the Fed’s lead, U.S. Treasury rates continued to move higher throughout the period, with short-term rates increasing at a much greater pace than long-term rates. As a result, the yield curve’s flattening trend continued. The municipal yield curve exhibited a similar pattern, as yields on short-term municipal securities increased, while yields on longer-term securities remained relatively stable. Most rate increases occurred among securities in the 10-years-and-less maturity range.

Overall, performance in the bond market remained lethargic, with the Lehman Brothers Municipal Bond Index returning 1.00% for the period.

Growth likely to slow

Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year. January weather was among the warmest on record, and recent data likely overstate the general pace of activity.

Another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed present risks to our favorable outlook. With respect to Fed tightening, we are impressed with the early signals in Fed Chairman Bernanke’s tenure, and we believe that the Fed will try to be responsive to the fluctuations in incoming data.

Indeed, these risks increase the likelihood that 2006 will be a choppy year for corporate profits and economic data, which also have to prove they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   1

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 23, 1996
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(in thousands)	$140,249
Primary Benchmark	Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index
Average Credit Quality	AA1/AA2
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan California Tax Free Bond Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.* The Fund’s Institutional Class Shares posted a total return of 0.97% for the six-month period ended February 28, 2006. The Fund’s benchmark, the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, returned 0.94% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the federal funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

Market conditions remained favorable in California, as the state’s credit rating was upgraded prior to the start of the period. The Fund’s slight outperformance versus the benchmark primarily was due to the Fund’s “barbelled” maturity structure, whereby the Fund had more concentration in securities at the short and long ends of the maturity spectrum. The short-term securities provided yield advantages, while the longer-term securities offered relative price stability.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on securities in the eight- to 15-year maturity range offering higher coupons, with the goals of limiting the negative impact that rising interest rates would have on the Fund’s share price and increasing its yield. The single-state nature of the Fund usually prevents us from avoiding many market sectors or securities. Nevertheless, we generally stayed away from corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

Monitoring duration was another key component of our strategy. Our efforts to increase the Fund’s income stream helped push its duration closer to that of the index. As of February 28, 2006, the Fund’s duration was 4.6 years, approximately the same as the benchmark. We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	69.6%
AA	10.7
A	7.3
BAA	4.1
Less than BAA or Not Rated	8.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/10/01
Without Sales Charge		2.58%	3.90%	4.70%
With Sales Charge*		(2.00)	2.94	4.18
CLASS C SHARES	2/18/05
Without CDSC		1.75	3.73	4.61
With CDSC**		0.75	3.73	4.61
SELECT CLASS SHARES	4/21/97	2.47	3.87	4.69
INSTITUTIONAL CLASS SHARES	12/23/96	2.72	4.08	4.86

*	Sales Charge for Class A Shares is 4.50%

**	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/23/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/23/96.

Returns for the Select Shares prior to their inception are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Select Class Shares.

Returns for the Class A Shares prior to their inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class C Shares prior to their inception are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan California Tax Free Bond Fund, Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, and Lipper California Municipal Debt Funds Index from December 23, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers California Competitive Intermediate (1–17 Year) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper California Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is an unmanaged index of California general obligation and revenue bonds which measures California tax exempt bond market performance and reflects the universe of securities in which the funds invest. The Lipper California Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   3

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(in thousands)	$2,680,098
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Tax Free Bond Fund seeks to provide monthly dividends, which are excluded from gross income for federal tax purposes, and to protect the value of the investment by investing primarily in municipal obligations.* The Fund’s Select Class Shares posted a total return of 0.63% for the six-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 0.76% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the federal funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark primarily was due to the Fund’s underweighted position in long-term bonds. The longest bonds in the index were the best-performing for the period. In addition, lower-rated credits outperformed during the period, but we did not purchase lower-rated credits due to their unattractive yields relative to higher-quality securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to invest in states in which securities were trading at less than their historic averages. Overall, we avoided the hospital and other spread sectors, due to historically tight spreads among those securities. In addition, we favored premium-coupon bonds, because lower-coupon securities tend to underperform in an environment of rising interest rates.

We kept the Fund’s duration lower than the benchmark, which led to underperformance in the period’s rate environment. The Fund had a higher weighting in short-term bonds than the index, and the shortest bonds were the worst relative performers, because the shorter end of the yield curve experienced the greatest price declines in the rising interest-rate environment.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	68.1%
AA	18.6
A	11.0
BAA	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

4   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/31/03
Without Sales Charge		2.19%	4.37%	4.85%
With Sales Charge*		(2.44)	3.40	4.37
CLASS B SHARES	12/31/03
Without CDSC		1.54	3.77	4.55
With CDSC**		(3.46)	3.42	4.55
CLASS C SHARES	12/31/03
Without CDSC		1.51	3.75	4.54
With CDSC***		0.51	3.75	4.54
SELECT CLASS SHARES	1/1/97	2.41	4.21	4.78
INSTITUTIONAL CLASS SHARES	9/10/01	2.49	4.32	4.83

*	Sales Charge for Class A Shares is 4.50%

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Class Shares include performance of a common trust fund for the period dating back to 8/31/94, prior to the Fund’s commencement of operations on 1/1/97. Returns prior to 1/1/97 for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund’s commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A, Class B and Institutional Class Shares prior to their inception dates are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses for Class A and B Shares and higher than the expenses of the Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund, Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, and Lipper Intermediate Municipal Debt Funds Index from February 29, 1996, to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends. The performance of the Lehman Brothers Intermediate (1–17 Year) Maturities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers Competitive Intermediate Bond (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   5

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(in thousands)	$756,229
Primary Benchmark	Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan New York Tax Free Bond Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.* The Fund’s Select Class Shares offered a total return of 0.25% for the six-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, returned 0.77% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the federal funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

The Fund’s underperformance relative to the benchmark primarily was due to the Fund’s higher overall quality profile during a period in which lower-quality outperformed. In particular, the percentage of the Fund’s securities that offered insurance protection was above that of the benchmark. The Fund also had exposure (7.8% of the Portfolio) to bonds issued in Puerto Rico, which posted poor relative performance during the period. The benchmark had no exposure to these Puerto Rico bonds.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategies included limiting the impact that rising interest rates would have on the Fund’s share price and enhancing its yield. We favored higher-coupon, high-quality, intermediate-term securities. Given the single-state nature of the Fund, we usually do not avoid many market sectors or securities. Nevertheless, we generally avoided corporate-related bonds, including airline bonds, which continued to face industry-wide challenges.

Maintaining a defensive interest rate strategy also was a key component of our strategy. The Fund’s duration finished the year at 4.7 years, in line with the benchmark duration of 4.5 years. In addition, we continued to manage the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small.

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	77.3%
AA	9.3
A	8.6
BAA	4.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

6   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/16/01
Without Sales Charge		1.75%	3.82%	4.63%
With Sales Charge*		(2.84)	2.87	4.15
CLASS B SHARES	2/16/01
Without CDSC		1.05	3.01	4.22
With CDSC**		(3.95)	2.65	4.22
CLASS C SHARES	2/18/05
Without CDSC		0.96	2.99	4.21
With CDSC***		(0.04)	2.99	4.21
SELECT CLASS SHARES	1/1/97	1.66	3.86	4.65
INSTITUTIONAL CLASS SHARES	9/10/01	2.00	4.07	4.75

*	Sales Charge for Class A Shares is 4.50%

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund for the period dating back to 08/31/94, prior to the Fund’s commencement of operations on 1/1/97. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund’s commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for Class A, Class B and Institutional Class Shares prior to their inception are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses for Class A and B Shares and higher than the expenses of the Institutional Class Shares.

Returns for the Class C Shares prior to their inception are calculated using the historical expenses of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New York Tax Free Bond Fund, Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, and Lipper New York Intermediate Municipal Debt Funds Index from February 29, 1996 to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends. The performance of the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper New York Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from one to 17 years. The Lipper New York Intermediate Municipal Debt Funds Index describes the average total returns for all the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   7

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Municipal Bonds — 97.5%
	California — 87.2%
2,185	Alhambra Unified School District GO, FSA, 5.50%, 09/01/23	2,555
3,135	Anaheim Public Financing Authority, Distribution System, Second Lien Rev., MBIA, 5.25%, 10/01/14	3,450
260	Burlingame Financing Authority Rev., 4.75%, 10/15/11	276
750	California Educational Facilities Authority, Stanford University Series P, Rev., 5.25%, 12/01/13	840
1,100	California Educational Facilities Authority, University of Southern California Series A, Rev., 5.60%, 10/01/06	1,115
1,000	California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/15	1,047
	California State Department of Water Resources, Central Valley Project, Water System, Unrefunded Balance
1,460	Series J-3, Rev., 7.00%, 12/01/12	1,752
	California State Department of Water Resources, Central Valley Project, Water System
540	Series J-3, Rev., 7.00%, 12/01/12 (p)	648
3,135	California State Department of Water Resources, Unrefunded Balance Series W, Rev., 5.50%, 12/01/08	3,303
1,000	California State Public Works Board, Department of Corrections & Rehabilitations Series J, Rev., AMBAC, 5.25%, 01/01/16	1,114
100	California State Public Works Board, Department of Mental Health, Coalinga State Hospital Series A, Rev., 5.25%, 06/01/12	108
1,000	California State Public Works Board, Various Universities of California Projects Series D, Rev., 5.00%, 05/01/15	1,067
705	California Statewide Communities Development Authority, Catholic Healthcare West COP, 6.00%, 07/01/09 (p)	733
475	California Statewide Communities Development Authority, Catholic Healthcare West, Unrefunded Balance COP, 6.00%, 07/01/09	490
990	California Statewide Communities Development Authority, Poinsettia Apartments Series B, Rev., Adj., LIQ: FNMA, 4.75%, 06/15/11	1,021
490	Carson Redevelopment Agency, Redevelopment Project Area No. 1 Tax Allocation, MBIA, 5.50%, 10/01/14	552
	City of Los Angeles
5,000	TRAN, Rev., 4.00%, 06/30/06	5,014
1,000	Series A, GO, FGIC, 5.25%, 09/01/11	1,089
5,110	City of Los Angeles, Sonnenblick Del Rio, West Los Angeles COP, AMBAC, 6.13%, 11/01/10 (m)	5,708
600	City of Pacifica, Street Improvement Project COP, AMBAC, 5.75%, 11/01/09	661
35	City of Richmond, Wastewater Rev., FGIC, 5.20%, 08/01/09	37
1,000	City of San Bernardino, Single Family, GNMA Mortgage-Backed Securities Series A, Rev., FHA/VA MTGS GNMA COLL, 7.50%, 05/01/23 (p)	1,287
1,910	City of San Francisco, Academy Sciences Improvement Series E, GO, MBIA, 5.00%, 06/15/12	2,067
1,500	City of San Francisco, State Building Authority, Civic Center Series A, Rev., FGIC, 5.00%, 12/01/15	1,611
150	Coachella Valley Recreation & Park District, Improvement Bond Act of 1915, Reassessment District 1, Special Assessment MBIA, 4.63%, 09/02/10	158
1,000	Colton Public Financing Authority, Tax Allocation Series A, Rev., MBIA, 5.00%, 08/01/08	1,053
2,505	Corona Community Facilities District, No. 97-2, Eagle Glen Special Tax, 5.75%, 09/01/08	2,619
3,000	East Bay Municipal Utility District Sub Series 1, Rev., Adj., XLCA, 3.13%, 03/02/06	3,000
3,825	El Dorado Irrigation District & El Dorado Water Agency COP, Series A, FGIC, 5.00%, 03/01/13	4,147
1,000	Fallbrook Union High School District, San Diego County GO, FGIC, 5.38%, 09/01/12	1,106
200	Fullerton University Foundation Series A, Rev., MBIA, 5.50%, 07/01/10	217
1,000	Glendale Community College District, Capital Appreciation Series A, GO, MBIA, Zero Coupon, 10/01/17	614
	Golden State Tobacco Securitization Corp., Enhanced Assets Backed
2,000	Rev., FGIC-TCRS, 5.50%, 06/01/13 (p)	2,217
1,000	Series A, Rev., 5.00%, 06/01/19	1,039
	Golden West Schools Financing Authority
3,190	ROCS-RR-II-R-3042, Adj., GO, MBIA, LIQ: Citigroup Global Markets, 3.21%, 08/01/13	3,190
545	Series A, Rev., MBIA, 5.80%, 02/01/16	630

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	Los Angeles County Community Facilities District No 3, Improvement Area B, Special Tax
1,895	Series A, AMBAC, 5.63%, 09/01/10	2,060
1,000	Los Angeles County Public Works Financing Authority, Multiple Capital Facilities Project Series B, Rev., AMBAC, 6.00%, 12/01/07 (p)	1,046
	Los Angeles Department of Water & Power Systems
2,000	Series B, Rev., FSA, 5.13%, 07/01/13	2,175
1,000	Sub Series A-1, Rev., AMBAC, 5.00%, 07/01/15	1,097
1,000	Los Angeles Harbor Department Series C, Rev., AMT, MBIA, 5.00%, 08/01/15	1,069
125	Los Angeles Unified School District Series A, GO, FGIC, 6.00%, 07/01/15	147
2,280	Monrovia Unified School District GO, MBIA, 5.25%, 08/01/19	2,579
1,580	Moreland School District, Crossover GO, FSA, 4.25%, 08/01/15	1,592
1,385	Mountain View/Santa Clara County, Capital Projects COP, 5.25%, 08/01/13	1,501
560	Northern California Power Agency, Public Power, Unrefunded Balance Series A, Rev., AMBAC-TCRS, 5.80%, 07/01/09	602
2,000	Orange County Public Financing Authority, Waste Management Systems Rev., AMBAC, 5.75%, 12/01/09	2,146
1,000	Orange County Water District COP, Series A, Adj., 3.13%, 04/05/06	1,000
500	Pomona Public Financing Authority, Southwest Pomona Redevelopment Project Series W, Rev., MBIA, 5.00%, 02/01/18	524
425	Port of Oakland Series K, Rev., FGIC, 5.25%, 11/01/07	437
360	Rancho Water District Financing Authority Series A, Rev., FSA, 5.50%, 08/01/10	390
1,250	Riverside County Transportation Commission Series A, Rev., FGIC, 6.00%, 06/01/09	1,350
2,400	Riverside County, Aces Riverside County Public Facilities COP, Series A, Adj., 3.05%, 03/02/06	2,400
3,500	Sacramento County Series A, Rev., TRAN, 4.00%, 07/10/06	3,508
	Sacramento County Sanitation District, Financing Authority
250	Series A, Rev., 5.25%, 12/01/12	271
150	Series A, Rev., 5.75%, 12/01/10	164
2,700	San Diego County Water Authority COP, Series A, FGIC, 5.00%, 05/01/14	2,942
	San Jose Redevelopment Agency, Merged Area Redevelopment Project
1,240	Tax Allocation, MBIA, 6.00%, 08/01/07	1,286
990	Tax Allocation, MBIA, 6.00%, 08/01/15 (p)	1,165
2,010	San Jose Redevelopment Agency, Merged Area Redevelopment Project, Unrefunded Balance Tax Allocation, MBIA, 6.00%, 08/01/15	2,350
1,495	San Marcos Public Facilities Authority, Project Areas No. 1, 2, 3 Series A, Tax Allocation, FGIC, 5.00%, 08/01/13	1,578
585	San Mateo County Community College District, Election of 2001 Series A, GO, FGIC, 5.38%, 09/01/12	639
250	San Mateo County Joint Power Authority, Capital Projects Program Rev., MBIA, 6.50%, 07/01/15	298
1,500	Santa Ana Financing Authority, Police Administration & Holding Facility Series A, Rev., MBIA, 6.25%, 07/01/24 (m)	1,871
1,000	Santa Clara County Financing Authority Series A, Rev., AMBAC, 5.75%, 11/15/13	1,138
2,000	Santa Monica Community College District Capital Appreciation, 2002 Election Series C, GO, MBIA, Zero Coupon, 08/01/15	1,281
2,875	Sonoma State University Academic Foundation, Inc., Green Music Concert Hall Rev., 3.00%, 03/01/09	2,859
1,850	South Bayside Waste Management Authority, Solid Waste System Rev., AMBAC, 6.13%, 03/01/09	2,028
1,310	South Orange County Public Financing Authority, Foothill Area Series A, Special Tax, FGIC, 5.25%, 08/15/14	1,430
	State of California
1,500	GO, 5.00%, 08/01/15	1,600
1,500	GO, 5.00%, 03/01/16	1,619
120	GO, MBIA-IBC, 6.25%, 10/01/06 (p)	120
1,000	State of California, Loma Linda Medical Center Series A, Rev., 5.00%, 12/01/15	1,043
	State of California, Polytechnic University Pamona, Campus Energy Project
3,819	Rev., 5.06%, 03/15/14 (i) (e)	3,898
3,620	Series B, GO, Adj., 5.00%, 07/01/23	3,695
4,000	Walnut Valley Unified School District Series A, GO, MBIA, 7.20%, 08/01/11	4,805

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
1,500	West Contra Costa Unified School District GO, FGIC, Zero Coupon, 08/01/17	927
		122,165
	Illinois — 1.5%
2,000	Chicago O’Hare International Airport Third Lien, Series A, Rev., AMBAC, 5.00%, 01/01/16	2,134
	Michigan — 1.4%
2,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev, Adj., 5.30%, 11/15/33	2,024
	New York — 0.7%
1,000	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07	1,024
	Ohio — 0.9%
1,320	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Series A, Rev., 4.10%, 09/01/13	1,311
	Puerto Rico — 5.2%
	Puerto Rico Commonwealth, Public Improvement
115	GO, 5.00%, 07/01/07	117
1,280	GO, MBIA-IBC, 3.00%, 04/03/06 (p)	1,278
1,500	Series C, GO, Adj., 5.00%, 07/01/18	1,536
3,000	Puerto Rico Electric Power Authority Series BB, Rev., MBIA, 6.00%, 07/01/11	3,358
420	Puerto Rico Highway & Transportation Authority Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	476
500	Puerto Rico Municipal Finance Agency Series A, GO, FSA, 5.75%, 08/01/09 (p)	542
		7,307
	South Carolina — 0.4%
550	Charleston County GO, MBIA-IBC, 3.00%, 09/01/14	500
	Virgin Islands — 0.2%
295	Virgin Islands Public Finance Authority Gross Receipts, Tax Lien Notes Series A, Rev., 5.63%, 10/01/10	306
	Total Municipal Bonds (Cost $132,960)	136,771

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,011	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $2,011)	2,011
	Total Investments — 98.9% (Cost $134,971)	138,782
	Other Assets in Excess of Liabilities — 1.1%	1,467
	NET ASSETS — 100.0%	$140,249

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Municipal Bonds — 97.9%
	Alabama — 1.2%
1,000	Alabama 21st Century Authority, Tobacco Settlement Rev., 5.00%, 12/01/07	1,015
8,365	City of Huntsville Series A, 5.25%, 02/01/09	8,768
3,400	Jefferson County, Water & Sewer System, Prerefunded Balance, Series A, FGIC, 5.38%, 02/01/07 (p)	3,461
6,960	Jefferson County, Water & Sewer System, Refunded Balance Rev., 5.13%, 08/01/12 (p)	7,550
1,350	Jefferson County, Water & Sewer System, Unrefunded Balance Series A, FGIC, 5.38%, 02/01/07	1,370
4,675	City of Mobile, GO, AMBAC, 5.50%, 08/15/11	5,128
4,300	University of Alabama, Birmingham Rev., FGIC, 5.50%, 10/01/09 (p)	4,589
		31,881
	Alaska — 0.6%
2,890	Alaska Industrial Development & Export Authority, Revolving Fund Series A, Rev., MBIA, 5.70%, 04/01/07	2,998
	Alaska Student Loan Corp., Student Loan
1,480	Series A, Rev., AMBAC, 5.10%, 07/01/09	1,538
1,560	Series A, Rev., AMBAC, 5.20%, 07/01/09	1,621
	City of North Slope Boro, Capital Appreciation
7,000	Series B, GO, MBIA, Zero Coupon, 06/30/07	6,685
1,000	Series B, GO, MBIA, Zero Coupon, 06/30/09	887
1,520	Series B, GO, MBIA, Zero Coupon, 06/30/11	1,244
		14,973
	Arizona — 1.0%
920	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance Series A, Rev., 6.13%, 07/01/09 (p)	963
800	Arizona Health Facilities Authority, Catholic Healthcare West Series A, Rev., 6.13%, 07/01/07	817
	Arizona School Facilities Board, State School Trust
6,735	Series A, Rev., AMBAC, 5.75%, 07/01/14	7,650
4,675	Arizona State Transportation Board Highway Series B, Rev., 5.00%, 01/01/16	5,110
1,340	Gila County IDA, Cobre Valley Community Hospital Rev., ACA, 5.75%, 12/01/10	1,441
	Maricopa County Stadium District
2,960	Rev., AMBAC, 5.00%, 06/01/08	3,056
3,005	Rev., AMBAC, 5.00%, 06/01/09	3,141
500	Maricopa County, Unified School District No. 89-Dysart GO, FGIC, 5.25%, 07/01/20	569
	Phoenix IDA, Government Office Lease, Capital Mall LLC Project
2,975	Rev., AMBAC, 5.00%, 09/15/10 (p)	3,150
1,875	Rev., AMBAC, 5.10%, 09/15/10 (p)	1,993
		27,890
	California — 9.4%
2,000	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Edgewood Apartments Project Series A, Rev., Adj., FNMA COLL, 5.70%, 05/01/06	2,024
1,035	ABAG Finance Authority for Nonprofit Corp., Multi-Family Housing, Ten O One Housing Apartments Series A, Rev., GNMA COLL, 6.75%, 04/20/07	1,049
500	California State Department of Water Resources, Central Valley Project, Water Systems Series J-1, Rev., 7.00%, 12/01/12 (p)	600
1,840	California State Department of Water Resources, Central Valley Project, Water Systems, Unrefunded Balance Series J-1, Rev., 7.00%, 12/01/12	2,208
8,000	California State Department of Water Resources, Power Supply Series A, Rev., 5.38%, 05/01/12 (p)	8,856
	California State Public Works Board, Department of Corrections
3,720	Series C, Rev., 5.50%, 12/01/13	4,112
5,000	Series E, Rev., 5.00%, 06/01/14	5,323
	California State Public Works Board, Department of General Services, Butterfield State
2,500	Series A, Rev., 5.00%, 06/01/13	2,673
2,530	Series A, Rev., 5.00%, 06/01/14	2,711
13,660	Series A, Rev., 5.00%, 06/01/15	14,455
	California State Public Works Board, Department of Mental Health, Coalinga
8,500	Series A, Rev., 5.50%, 06/01/14	9,429
3,970	California Statewide Communities Development Authority, Catholic West, Prerefunded Balance COP, 6.00%, 07/01/09 (p)	4,128
2,715	California Statewide Communities Development Authority, Catholic West, Unrefunded Balance COP, 6.00%, 07/01/09	2,802

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   11

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home
3,000	Rev., CA ST MTG, 5.00%, 11/01/13	3,142
1,000	Rev., CA ST MTG, 5.25%, 11/01/13	1,062
1,185	City of Long Beach Water System Series A, Rev., MBIA, 5.75%, 05/01/15	1,341
4,180	City of Riverside Rev., FSA, 5.25%, 10/01/11	4,566
10,435	Contra Costa Water District Series K, Rev., FSA, 5.50%, 10/01/11	11,421
10,000	Golden State Tobacco Securitization Corp., Enhanced Assets Backed Series A, Rev., AMBAC, 5.00%, 06/01/11	10,513
4,500	Los Angeles Convention & Exhibit Center Authority Series A, Rev., MBIA, 6.13%, 08/15/11	5,074
	Los Angeles Unified School District
11,755	Series F, GO, FGIC, 5.00%, 07/01/13	12,496
14,135	Series F, GO, FGIC, 5.00%, 07/01/16	15,210
7,560	Los Angeles Wastewater System Sub Series A, Rev., MBIA, 4.20%, 06/01/13	7,695
3,165	Sacramento Municipal Utility District Series O, Rev., 5.25%, 08/15/10	3,403
2,000	Solano County COP, MBIA, 5.25%, 11/01/12	2,186
5,500	Southern California Public Power Authority, San Juan Power, Power Project Series B, Rev., Adj., FSA, 5.25%, 01/01/12 (p)	5,986
5,000	Southern California Public Power Authority, San Juan Unit 3, Power Project Series A, Rev., FSA, 5.50%, 01/01/13	5,575
	State of California
3,000	GO, 5.00%, 02/01/09	3,121
3,000	GO, 5.00%, 02/01/10	3,154
8,545	GO, 5.00%, 08/01/13	8,994
3,000	GO, 5.25%, 02/01/13	3,238
20,000	GO, 5.00%, 03/01/14	21,511
10,000	GO, 5.00%, 08/01/15	10,617
5,000	GO, FGIC-TCRS, 5.25%, 08/01/13	5,471
	State of California, Economic Recovery
23,300	Series A, GO, FGIC-TCRS, 5.00%, 07/01/11	24,895
20,000	Series A, GO, MBIA, 5.00%, 07/01/14	21,731
2,000	Torrance, Unified School District, Election of 1998 Series B, GO, FSA, 5.00%, 08/01/11	2,133
		254,905
	Colorado — 2.9%
1,000	Arapahoe County School District No 5, Cherry Creek GO, 6.00%, 12/15/09 (p)	1,084
	Colorado Health Facilities Authority, Boulder Hospital
1,145	Series B, Rev., MBIA, 6.00%, 10/01/12	1,285
710	Series C, Rev., MBIA, 6.00%, 10/01/11	789
615	Series C, Rev., MBIA, 6.00%, 10/01/12	690
825	Series C, Rev., MBIA, 6.00%, 10/01/13	934
885	Series C, Rev., MBIA, 6.00%, 10/01/14	1,012
1,350	Colorado Health Facilities Authority, Denver Options, Inc. Project Rev., ACA, 5.00%, 02/01/12	1,382
2,355	Colorado Health Facilities Authority, Hospital, Steamboat Springs Health Rev., 5.75%, 09/15/08	2,414
100	Colorado Housing & Finance Authority Rev., 5.38%, 08/01/10	101
3,410	Colorado Water Resources & Power Development Authority, Wastewater, Revolving Fund Series A, Rev., AMBAC, 6.00%, 09/01/10	3,754
	Denver City & County
5,250	Series A, Rev., FSA, 5.38%, 09/01/12	5,559
28,645	Series B, COP, AMBAC, 5.60%, 12/01/10 (p)	31,440
	Denver City & County, Airport
1,640	Series B, Rev., AMT, MBIA, 5.75%, 11/15/09	1,695
3,000	Series E, Rev., FGIC, 5.25%, 11/15/13	3,200
	Douglas County School District No. Re-1, Douglas & Elbert Counties
1,610	GO, FGIC, 5.75%, 12/15/14	1,838
1,690	Series B, GO, FSA, 5.75%, 12/15/12 (p)	1,902
	El Paso County School District No. 11, Colorado Springs
1,000	GO, 7.10%, 12/01/07	1,263
5,000	GO, 7.13%, 12/01/07	6,417
2,000	El Paso County, School District No. 49 Falcon Series A, GO, FSA, 5.50%, 12/01/11	2,198
4,800	Jefferson County, School District R-001 GO, MBIA, 6.50%, 12/15/10	5,415
	Metropolitan Football Stadium District, Sales Tax, Capital Appreciation
2,400	Series A, Rev., MBIA, Zero Coupon, 01/01/10	2,085
1,000	Series A, Rev., MBIA, Zero Coupon, 01/01/11	835
1,000	University of Colorado Enterprise Systems Series B, Rev., FGIC, 5.25%, 06/01/13	1,085
		78,377

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Connecticut — 2.8%
1,250	City of Bridgeport Series A, GO, AMBAC, 6.50%, 09/01/07	1,305
	City of New Haven
2,625	GO, FGIC, 5.00%, 11/01/08	2,728
5	Series A, GO, 5.00%, 11/01/08 (p)	5
2,465	Series B, GO, FSA, 6.00%, 11/01/09 (p)	2,700
1,290	City of North Branford GO, MBIA, 5.00%, 10/01/10	1,374
3,425	City of Ridgefield GO, 5.00%, 09/15/10 (p)	3,670
	City of Stamford
1,155	GO, 5.00%, 07/15/08	1,198
175	Series A, 4.50%, 08/01/07	178
	City of Waterbury
1,990	Series A, GO, FSA, 5.25%, 04/01/11	2,144
3,905	Series A, GO, FSA, 5.50%, 04/01/12 (p)	4,310
2,000	Connecticut State Health & Educational Facility Authority Series A, Rev., 6.38%, 07/01/10 (p)	2,225
	State of Connecticut
5,000	Series A, GO, 5.25%, 04/15/11	5,401
2,500	Series A, Rev., FGIC, 5.50%, 10/01/12	2,771
7,240	Series B, GO, 5.88%, 06/15/10 (p)	7,918
3,000	Series B, Rev., FSA, 5.50%, 11/01/09	3,209
1,400	Series B, Rev., MBIA-IBC, 6.13%, 09/01/12	1,572
10,000	Series C, GO, 5.38%, 12/15/10 (p)	10,813
5,000	Series D, GO, 5.13%, 11/15/11 (p)	5,378
10,000	Series E, GO, FSA, 5.50%, 11/15/12	11,082
4,000	University of Connecticut Series A, GO, FGIC, 5.40%, 03/01/10 (p)	4,369
		74,350
	District of Columbia — 1.2%
	District of Columbia
10,305	Series A, GO, MBIA, 5.50%, 06/01/12	11,311
770	Series A, GO, MBIA-IBC, 6.00%, 06/01/07 (p)	778
4,035	District of Columbia Tobacco Settlement Financing Corp., Asset Backed Bonds Rev., 6.25%, 05/15/24	4,297
6,455	District of Columbia Water & Sewer Authority, Public Utilities Rev., FSA, 5.50%, 04/01/09	6,975
4,130	District of Columbia, Howard University Rev., MBIA, 5.75%, 10/01/06	4,264
2,450	District of Columbia, Unrefunded Balance Series A, GO, MBIA-IBC, 6.00%, 06/01/07	2,474
1,500	George Washington University Series A, Rev., MBIA, 6.00%, 09/15/09	1,629
		31,728
	Florida — 3.5%
5,250	Broward County Resource Recovery, Wheelabrator Series A, Rev., 5.00%, 12/01/06	5,309
	City of Gulf Breeze, Miami Beach Local Government
1,735	Series C, Rev., FGIC, 5.00%, 12/01/15	1,837
1,500	Series E, Rev., Adj., FGIC, 5.13%, 12/01/20	1,617
	Clay County Housing Finance Authority, Single Family Mortgage, Multi-County Program
145	Rev., GNMA COLL, FHA, 6.20%, 04/03/06	147
110	Rev., GNMA COLL, FHA, 6.25%, 04/03/06	111
245	Rev., GNMA COLL, FNMA COLL, 5.25%, 04/01/07	246
1,960	Coral Springs Improvement District, Water & Sewer GO, MBIA, 6.00%, 04/03/06	2,053
1,750	Dade County, Aviation Series B, Rev., AMBAC, 6.40%, 04/03/06	1,772
1,495	Florida State Board of Education, Capital Outlay, Public Education Series B, GO, 5.25%, 06/01/12	1,626
	Highlands County Health Facilities Authority, Adventist Health
8,000	Rev., Adj., 3.95%, 09/01/12	7,938
6,500	Rev., Adj., 5.00%, 11/16/09	6,722
	Indian River County Hospital District
1,185	Rev., FSA, 5.95%, 10/01/06	1,224
1,285	Rev., FSA, 6.00%, 10/01/06	1,328
5,085	JEA Water & Sewer Series A, Rev., 5.00%, 10/01/13	5,446
5,000	Lee County, School Board Series A, Rev., FSA, 5.00%, 02/01/14	5,364
	Miami-Dade County
2,225	Series CC, GO, AMBAC, 7.13%, 10/01/16	2,725
2,095	Series DD, GO, AMBAC, 7.75%, 10/01/18	2,837
	Miami-Dade County School Board
4,000	Series B, COP, Adj., MBIA, 5.00%, 05/01/11	4,212
3,000	Series B, COP, Adj., MBIA, 5.50%, 05/01/11	3,220
30,000	Orlando Utilities Commission, Water & Electric, Multi-Modal Series A, Rev., Adj., 4.10%, 10/01/23 (m)	30,386
4,000	Palm Beach County Housing Finance Authority, Multi-Family Mortgage, Country Lake Rev., Adj., 4.75%, 06/01/09	4,138
1,000	Sunrise Excise Tax & Special Assessment, Utilities Systems Series A, Rev., AMBAC, 5.50%, 10/01/15	1,113
3,065	Volusia County, Gas Tax Rev., FSA, 5.00%, 10/01/14	3,321
		94,692

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — 2.4%
1,000	City of Atlanta Airport Facilities Series A, Rev., AMBAC, 6.50%, 01/01/07 (p)	1,026
1,720	Forsyth County, School District GO, 5.00%, 07/01/11	1,851
	Fulton County School District
3,280	GO, 6.38%, 05/01/13	3,824
2,630	GO, 6.38%, 05/01/14	3,102
	Georgia Municipal Electric Power Authority
6,250	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08 (p)	6923
125	Series Y, Rev., 6.40%, 01/01/09 (p)	135
190	Series Y, Rev, 10.00%, 01/01/10 (p)	202
	Georgia Municipal Electric Authority, Power, Unrefunded Balance
55	Series A, Rev., 6.50%, 01/01/12	67
4,810	Series DD, Rev., MBIA-IBC, 7.00%, 01/01/08	5,103
2,875	Series Y, Rev., 6.40%, 01/01/09	3,088
945	Series Y, 10.00%, 01/01/10	1,155
5,000	Gwinnett County School District Series B, GO, 6.40%, 02/01/08	5,276
	Metropolitan Atlanta Rapid Transit Authority
2,500	Series N, Rev., MBIA, 6.25%, 07/01/18	2,937
3,000	Series P, Rev., AMBAC, 6.20%, 07/01/07	3,107
5,000	Series P, Rev., AMBAC, 6.25%, 07/01/11	5,554
	State of Georgia
10,700	Series B, GO, 6.30%, 03/01/10	11,823
2,315	Series C, GO, 6.00%, 07/01/06	2,336
1,685	Series C, GO, 6.00%, 07/01/06 (p)	1,700
5,000	Series D, GO, 5.80%, 11/01/09 (p)	5,486
		64,695
	Hawaii — 0.3%
	Honolulu City & County
2,000	Series A, GO, 7.35%, 07/01/06	2,026
1,000	Series A, GO, FSA-CR, 5.60%, 04/01/07 (p)	1,023
3,335	State of Hawaii Series CM, GO, FGIC, 6.00%, 12/01/10	3,686
		6,735
	Illinois — 5.8%
	Chicago Emergency Telephone System
1,370	GO, FGIC, 5.25%, 01/01/13	1,491
1,000	GO, FGIC, 5.25%, 01/01/15	1,100
14,025	Chicago Metropolitan Water Reclamation District GO, 5.50%, 12/01/09	14,979
	Chicago Metropolitan Water Reclamation District, Capital Improvement Bonds
10,000	GO, 5.50%, 12/01/12 (p)	10,954
1,500	GO, 7.00%, 01/01/08 (p)	1,595
1,000	GO, 7.25%, 12/01/12 (p)	1,212
3,000	Chicago O’Hare International Airport, Passenger Facility Charge Series A, Rev., AMBAC, 5.63%, 04/03/06	3,065
7,080	Chicago Park District Series B, GO, FGIC, 5.50%, 01/01/11	7,611
5,300	Chicago Public Building Commission Building Series A, MBIA, Rev, 5.25%, 12/01/11	5,734
3,275	Chicago Tax Increment, Junior Lien, Near South Redevelopment Project, Tax Allocation Series A, ACA, 5.00%, 11/15/07	3,349
2,130	Chicago, Board of Education, Depriest Elementary School Project Series H, GO, MBIA, 5.75%, 12/01/14	2,428
7,500	Chicago, City Colleges, Capital Improvement Series A, GO, FSA, 5.00%, 01/01/15	8,019
	City of Chicago
5,000	Series A, GO, FGIC, 6.75%, 07/01/10 (p)	5,683
11,955	Series A, Rev., FGIC, 5.25%, 01/01/16	13,038
6,915	Series A, Rev., GO, MBIA, 5.25%, 06/01/13	7,510
3,445	Cook County GO, MBIA, 7.25%, 11/01/07 (p)	3,575
3,000	Du Page County Rev., 5.75%, 07/01/11 (p)	3,314
2,585	Illinois Finance Authority, DePaul University Series A, Rev., 5.38%, 10/01/15	2,815
1,665	Illinois Health Facilities Authority Rev., 6.63%, 02/15/10 (p)	1,866
3,240	Illinois Health Facilities Authority, Riverside Health Systems Rev., 6.75%, 11/15/10	3,467
	Metropolitan Pier & Exposition Authority, McCormick Convention
1,450	Rev., 5.75%, 07/01/06 (p)	1,462
940	Series A, Rev., 8.50%, 06/15/06 (p)	954
2,660	Metropolitan Pier & Exposition Authority, Dedicated State Tax Series A-2002, Rev., 8.50%, 06/15/06 (p)	2,700
390	Metropolitan Pier & Exposition Authority, McCormick Plan Series A, Rev., 8.50%, 06/15/06 (p)	396
100	Metropolitan Pier & Exposition Authority, Dedicated State Tax, Unrefunded Balance Series A-2002, Rev., 8.50%, 06/15/06	101
	Regional Transportation Authority
6,600	Series A, Rev., AMBAC, 6.40%, 06/01/12	7,463
1,000	Series B, GO, AMBAC, 6.40%, 06/01/12	1,131

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
2,810	Series D, Rev., FGIC, 7.75%, 06/01/07	2,956
	State of Illinois
2,000	GO, MBIA, 5.25%, 06/01/08 (p)	2,097
3,125	Rev., 5.00%, 06/15/13	3,367
8,885	Series A, GO, 5.00%, 03/01/19	9,457
2,400	Series P, Rev., 6.50%, 06/15/13	2,680
	Town of Cicero, Tax Increment
11,670	Series A, GO, XLCA, 5.25%, 01/01/15	12,719
1,025	Will County High School District No. 204, Joliet, Limited Tax GO, FSA, 5.38%, 12/01/11	1,113
	Winnebago County School District No. 122, Harlem-Loves Park, Capital Appreciation
1,350	GO, FGIC, 6.35%, 06/01/07	1,397
4,445	GO, FSA, Zero Coupon, 01/01/13	3,383
		156,181
	Indiana — 1.2%
3,000	Brownsburg 1999 School Building Corp. Series B, Rev., FSA, 5.00%, 07/15/15	3,208
3,425	Central High School Building Corp., Indiana First Mortgage Rev., AMBAC, 5.50%, 08/01/07	3,493
3,735	City of Indianapolis, Economic Development, Knob In the Woods Project Rev., Adj., FNMA COLL, 3.45%, 12/01/24	3,653
1,670	City of Indianapolis, Fifth Avenue Housing Development Corp., Industrial Mortgage, Section 8 Assisted Project Series A, Rev., FHA, 5.05%, 04/03/06	1,671
1,600	City of Indianapolis, Local Public Improvements Bond Bank Series B, Rev, 6.00%, 01/10/20	1,872
1,702	City of Indianapolis, Muliti-Family Housing, Braeburn Series A, Rev., GNMA COLL, 5.35%, 04/01/11	1,786
1,800	Indiana Municipal Power Agency Supply System Series B, Rev., MBIA, 5.88%, 01/01/10	1,944
5,555	Indiana State Office Building Commission Rev., 5.50%, 07/01/09 (p)	5,955
1,500	Indiana Transportation Finance Authority, Airport Facilities Series A, Rev., AMBAC, 6.00%, 11/01/11 (p)	1,682
2,280	Indiana Transportation Finance Authority, Highway, Unrefunded Balance Series A, Rev., AMBAC, 5.75%, 06/01/12	2,538
3,000	Indianapolis Airport Authority, Special Facilities, Fed Ex Corp. Project Rev., 5.10%, 01/15/17	3,151
500	Pike County, Multi-School Building Corp., First Mortgage Series B, Rev., AMBAC, 5.20%, 01/15/10 (p)	535
		31,488
	Iowa — 0.8%
	City of Muscatine
3,725	Series A, Rev., AMBAC, 5.50%, 01/01/09	3,926
3,000	Series A, Rev., AMBAC, 5.50%, 01/01/10	3,209
	Iowa Finance Authority, Hospital Facilities
6,920	Rev., 6.75%, 02/15/10 (p)	7,785
1,000	Iowa Higher Education Loan Authority, Wartburg College Project Rev., ACA, 5.75%, 10/01/12 (p)	1,113
5,000	Tobacco Settlement Authority of Iowa, Tobacco Settlement, Asset Backed Series B, Rev., 5.50%, 06/01/11 (p)	5,420
		21,453
	Kansas — 0.7%
	Butler County Public Building Commission, Community Improvement, Public Facilities Project
1,375	Rev., MBIA, 5.25%, 10/01/10 (p)	1,463
1,600	Rev., MBIA, 5.35%, 10/01/10 (p)	1,710
	Johnson County Unified School District 232
1,175	GO, FSA, 5.00%, 09/01/10 (p)	1,246
1,865	GO, FSA, 5.25%, 09/01/10 (p)	1,997
4,500	GO, FSA, 5.50%, 09/01/10 (p)	4,865
6,365	Wyandotte County School District No. 500 GO, FSA, 5.50%, 09/01/12 (p)	7,047
		18,328
	Kentucky — 0.9%
325	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted Series A, Rev., FHA, 5.90%, 04/03/06	325
1,000	Kenton County Public Properties Corp., Package Facilities Project, First Mortgage Series A, Rev., 5.63%, 12/01/06 (p)	1,027
	Kentucky Area Development Districts, City of Ewing
1,760	Series C, Rev., 5.60%, 06/01/10	1,897
6,500	Kentucky State Property & Buildings Commission, Project No. 79 Rev., MBIA, 5.13%, 10/01/13 (p)	7,099
5,905	Kentucky State Property & Buildings Commission, Project No. 69 Series A, Rev., FSA, 5.00%, 08/01/11 (p)	6,314

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
1,000	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73 Rev., 5.50%, 11/01/11	1,092
4,905	Kentucky Turnpike Authority, Economic Development, Revitalization Projects Series B, Rev., FSA, 5.00%, 07/01/12	5,271
		23,025
	Louisiana — 0.5%
2,855	New Orleans Home Mortgage Authority SO, 6.25%, 01/15/11 (p)	3,144
3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition Series A, Rev., AMBAC, 6.30%, 07/01/30	3,859
1,000	Port New Orleans Board of Commissioners, Sport Facilities Rev., AMBAC, 5.50%, 04/01/08	1,031
4,980	State of Louisiana Series A, GO, FGIC, 5.00%, 04/01/09	5,191
		13,225
	Maine — 0.1%
	Maine Municipal Bond Bank
2,765	Series D, Rev., 5.13%, 11/01/11	2,962
	Maryland — 0.8%
	Maryland State Stadium Authority Lease, Convention Center Expansion
3,000	Rev., AMBAC, 5.75%, 04/03/06	3,036
3,000	Rev., AMBAC, 5.80%, 04/03/06	3,036
7,809	State of Maryland Rev., 5.18%, 07/01/16 (i) (e)	8,387
7,355	Washington Suburban Sanitation District, General Construction GO, 5.00%, 06/01/12	7,945
		22,404
	Massachusetts — 3.8%
	Commonwealth of Massachusetts
4,000	Series A, GO, 5.38%, 08/01/08	4,173
3,200	Series C, GO, 5.25%, 08/01/13 (p)	3,499
2,915	Series D, GO, MBIA, 5.50%, 11/01/11 (p)	3,182
500	Series D, GO, MBIA, 8.00%, 05/01/06 (p)	504
2,770	Series D, Rev., GO, MBIA, 5.25%, 11/01/11 (p)	2,989
40	Series D-2002, GO, MBIA, 8.00%, 05/01/06 (p)	40
	Commonwealth of Massachusetts, Federal Highway
1,500	Series A, Rev., GAN, 5.50%, 12/15/07	1,553
4,000	Series A, Rev., GAN, 5.50%, 12/15/09	4,278
3,300	Series A, Rev., GAN, 5.75%, 06/15/09	3,526
18,545	Series A, Rev., GAN, FSA, 5.75%, 12/15/12 (m)	20,186
1,545	Series D-2004, GO, MBIA, 8.00%, 05/01/06	1,557
	Massachusetts Bay Transportation Authority, General Transportation Systems
5,650	Series A, Rev., 7.00%, 03/01/08	6,022
2,045	Series A, Rev., MBIA, 5.50%, 03/01/14	2,288
1,420	Massachusetts State College Building Authority, Commonwealth Guaranteed Series A, Rev., 7.50%, 05/01/11	1,671
11,500	Massachusetts State Turnpike Authority Series A, Rev., 5.00%, 01/01/13 (p)	12,177
	Massachusetts State Water Pollution Abatement, MWRA Program
7,275	Sub Series A, Rev., 6.00%, 08/01/09	7,901
2,225	Sub Series A, Rev., 6.00%, 08/01/09 (p)	2,419
	Massachusetts Water Resources Authority
4,880	Series A, Rev., FGIC, 5.50%, 11/01/06 (p)	4,998
2,000	Series A, Rev., FSA, GO, 5.50%, 08/01/13	2,227
3,000	Series C, Rev., FGIC-TCRS, GO, 5.25%, 12/01/15	3,292
	University of Massachusetts Building Authority Project
3,000	Series 04-1, Rev., AMBAC, 5.38%, 11/01/14	3,321
8,395	Series 04-1, Rev., AMBAC, 5.38%, 11/01/14 (p)	9,375
		101,178
	Michigan — 3.6%
3,910	City of Grand Rapids Rev., FGIC, 5.75%, 01/01/11	4,273
3,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Rev., 5.38%, 10/01/12	3,264
	Michigan State Building Authority, Facilities Program
2,500	Series I, Rev., 5.50%, 10/15/07 (p)	2,723
1,000	Series II, Rev., 5.38%, 10/15/07 (p)	1,041
1,750	Michigan State Hospital Finance Authority, Henry Ford Health Systems Rev., AMBAC, 6.00%, 09/01/11	1,956
	Michigan State Hospital Finance Authority, Ascension Health Credit
13,050	Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	14,367
10,000	Series B, Rev, Adj., 5.30%, 11/15/06	10,120
	Michigan State Hospital Finance Authority, Trinity Health
8,565	Series A, Rev., 6.00%, 12/01/10	9,423

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
921	Michigan State Housing Development Authority, Huntley Villas Apartments Series A, Rev., GNMA COLL, 4.80%, 08/20/12	949
10,750	Michigan State Trunk Line Series A, Rev., 5.25%, 11/01/13	11,801
3,565	Michigan Underground Storage Tank Financial Assurance Authority Series I, Rev., AMBAC, 5.75%, 05/01/06 (p)	3,615
16,000	Monroe County Economic Development Corp., Limited Obligation, Detroit Edison Co. Series CC, Rev., Adj., AMBAC, 4.65%, 10/01/24	16,579
3,000	Rochester Community School District Series I, GO, Q-SBLF, 5.50%, 05/01/09	3,179
	Royal Oak Hospital Finance Authority, William Beaumont Hospital
3,000	Rev., 6.25%, 01/01/09	3,205
5,445	Rev., 6.25%, 01/01/11	6,012
1,000	Sturgis Public School District, School Building & Site GO, Q-SBLF, 5.63%, 05/01/10 (p)	1,080
2,100	Wayne County COP, AMBAC, 5.63%, 05/01/11	2,202
		95,789
	Minnesota — 1.2%
	Minnesota Housing Finance Agency, Single Family Mortgage
355	Series C, Rev., AMT, GO, 4.85%, 07/01/04	357
395	Series G, Rev., AMT, GO, 6.25%, 04/03/06	403
1,000	Minnesota State Municipal Power Agency, Electric Series A, Rev., 5.25%, 10/01/14	1,075
8,730	State of Minnesota GO, 5.50%, 06/01/09	9,283
	University of Minnesota
5,000	Series A, Rev., GO, 5.75%, 07/01/10 (p)	5,443
6,000	Series A, Rev., GO, 5.75%, 07/01/11 (p)	6,628
8,000	Series A, Rev., GO, 5.75%, 07/01/15 (p)	9,213
		32,402
	Mississippi — 0.9%
1,190	Mississippi Higher Education Assistance Corp Series B-3, Rev., GTD STD LNS, 5.30%, 09/01/08	1,226
	State of Mississippi
2,000	GO, 5.75%, 12/01/12	2,227
10,535	GO, 6.20%, 02/01/08 (p)	10,990
9,600	Series B, GO, 5.90%, 11/15/08	10,139
		24,582
	Missouri — 1.4%
	Clay County Public School District No 53 Liberty, Direct Deposit Program
5,700	GO, FSA, 5.25%, 03/01/14	6,233
1,430	Kansas City Municipal Assistance Corp., Capital Improvement Series B, Rev., AMBAC, 5.40%, 01/15/08	1,447
	Missouri Housing Development Commission, Homeowner Loan Program, Multi-Family Housing
330	Series III, Rev., FHA, 4.70%, 12/01/11	343
325	Series III, Rev., FHA, 4.80%, 12/01/12	338
	Missouri Housing Development Commission, Homeowner Loan Program, Single Family Mortgage
6,790	Series B-1, Rev., Adj., AMT, GNMA/FNMA COLL, 5.38%, 03/01/13	6,966
10,430	Series C-1, Rev., Adj., AMT, GNMA/FNMA, 4.80%, 03/01/12	10,506
1,105	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program Series B, Rev., 5.50%, 07/01/12 (p)	1,223
4,000	Missouri State Health & Educational Facilities Authority, BJC Health Systems Series A, Rev., 6.75%, 05/15/12 (p)	4,670
3,205	Missouri State Health & Educational Facilities Authority, Park Lane Medical Center Series A, Rev., MBIA, 5.60%, 01/01/15 (p)	3,457
3,105	St. Louis Land Clearance Redevelopment Authority, Westminster Place Apartments Series A, Rev., Adj., FNMA COLL, 5.95%, 04/01/07	3,148
		38,331
	Montana — 0.0 (g)%
260	Montana Board of Housing, Single Family Mortgage Series A-2, Rev., AMT, 5.10%, 06/01/09	261
	Nebraska — 0.4%
3,940	NEBHELP, Inc. Sub Series A-5B, Rev., MBIA, GTD STD LNS, 6.20%, 06/01/13	3,984
6,665	Nebraska Public Power District Series B, Rev., MBIA, 5.25%, 01/01/08	6,926
		10,910
	Nevada — 0.9%
3,215	Clark County GO, FGIC, 5.50%, 06/01/09	3,406
	Clark County School District
1,500	Series A, GO, MBIA, 7.00%, 06/01/10	1,697
8,200	Series A, GO, MBIA, 7.00%, 06/01/11	9,480

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nevada — Continued
8,200	Clark County, PCR, Nevada Power Co. Project Series D, Rev., ACA-CBI, 5.30%, 05/02/06	8,208
		22,791
	New Hampshire — 0.1%
	New Hampshire Health & Education Facilities Authority, University System
705	Rev., AMBAC, 5.50%, 07/01/11	771
1,375	Rev., AMBAC, 5.50%, 07/01/11 (p)	1,513
		2,284
	New Jersey — 7.2%
890	Freehold Regional High School District FGIC, GO, 5.00%, 03/01/19	992
	Garden State Preservation Trust, Open Space & Farmland
16,000	2005 Series A, Rev., FSA, 5.80%, 11/01/15	18,593
4,965	City of Jersey Series A, Rev., GO, MBIA, 5.00%, 09/01/08	5,146
	City of New Jersey, Public Improvement
7,120	Series A, GO, MBIA, 5.25%, 09/01/14	7,823
520	Lenape, Regional High School District GO, FGIC, 5.00%, 10/01/14	562
145	Lindenwold Boro School District GO, MBIA, 5.00%, 06/01/14	158
	New Jersey Economic Development Authority, Cigarette Tax
7,500	Rev., 5.63%, 06/15/07	7,681
4,500	Rev., FGIC, 5.00%, 06/15/09	4,690
15,395	New Jersey Economic Development Authority, Motor Vehicles Series A, Rev., MBIA, 5.25%, 07/01/16	16,868
	New Jersey Economic Development Authority, School Facilities Constructions
5,000	Series O, Rev., 5.00%, 03/01/15	5,328
15,000	Series O, Rev., 5.25%, 03/01/15	16,265
3,500	New Jersey Economic Development Authority, Transportation Project, Sublease Series B, Rev., FSA, 5.50%, 05/01/07	3,584
7,825	New Jersey State Transit Corp., Federal Transportation Administration Grants COP, Series B, AMBAC, 5.50%, 09/15/11	8,530
	New Jersey State Turnpike Authority
2,935	Rev., 5.70%, 04/03/06 (p)	3,112
4,950	Series C, Rev., MBIA-IBC, 6.50%, 01/01/08 (p)	5,224
2,220	Series G, Rev., 5.75%, 04/03/06 (p)	2,309
	New Jersey Transportation Trust Fund Authority, Transportation System
4,570	Series A, Rev., 5.75%, 06/15/15	5,190
7,000	Series B, Rev., 6.00%, 06/15/07 (p)	7,234
15,235	Series B, Rev., MBIA, 5.25%, 12/15/14	16,780
2,395	Series B, Rev., MBIA, 6.00%, 12/15/11 (p)	2,693
5,020	Series C, Rev., 5.00%, 06/15/10	5,287
11085	Series C, Rev., 5.50%, 06/15/13 (p)	12,367
12,000	Series D, Rev., FSA, 5.00%, 06/15/15	12,866
	State of New Jersey
10,000	GO, 5.50%, 05/01/07	10,240
4,750	Series E, GO, 6.00%, 07/15/09	5,120
7,750	Series P, Rev., 5.25%, 03/01/15	8,440
		193,082
	New Mexico — 0.5%
6,000	New Mexico Finance Authority Series A, Rev., MBIA, 5.25%, 06/15/14	6,579
2,435	New Mexico Mortgage Finance Authority, Single Family Mortgage Series D, Rev., AMT, Adj., GNMA/FNMA/FHLMC COLL, 6.13%, 09/01/12	2,594
	University of New Mexico, Capital Appreciation, Sub Lien
1,030	Series B, Rev., MBIA, Zero Coupon, 06/01/07	987
1,040	Series B, Rev., MBIA, Zero Coupon, 06/01/08	960
1,115	Series B, Rev., MBIA, Zero Coupon, 06/01/09	991
		12,111
	New York — 12.2%
12,405	Battery Park City Authority Series A, Rev., 5.25%, 11/01/13	13,686
3,206	Dormitory Authority of the State of New York Rev., 3.92%, 03/27/07 (i) (e)	3,210
4,000	Erie County Industrial Development Agency, City of Buffalo Project Rev., FSA, 5.00%, 05/01/13	4,320
	Erie County TOB Asset Securitization Corp., Asset Backed
1,160	Class A, Rev., 5.38%, 07/15/10 (p)	1,242
2,530	Class A, Rev., 5.50%, 07/15/10 (p)	2,745
	Long Island Power Authority, Electric Systems
4,450	Series A, Rev., AMBAC, 5.50%, 12/01/10	4,825
4,225	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	4,703
1,500	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	Metropolitan Transportation Authority, Service Contract
22,630	Series A, Rev., 5.50%, 07/01/17 (m)	25,479
2,500	Series E-1, Rev., Adj., 3.14%, 03/02/06	2,500
	New York City
4,635	Series A, GO, 5.00%, 08/01/07	4,734
105	Series A, GO, 7.00%, 08/01/06 (p)	108
6,055	Series B, GO, 5.50%, 12/01/11 (p)	6,676
650	Series D, GO, 5.25%, 08/01/08	676
2,100	Series D, GO, 5.75%, 08/01/07	2,166
4,000	Series D, GO, MBIA-IBC, 6.50%, 11/01/09	4,401
1,500	Series E, GO, 5.75%, 08/01/12	1,660
2,000	Series E, Rev., MBIA-IBC, 5.75%, 08/01/12	2,233
540	Series G, GO, 5.25%, 08/01/08 (p)	563
11,500	Series G, GO, 5.50%, 08/01/09	12,193
5,000	Series G, Rev., 5.00%, 08/01/14	5,369
10,000	Series H, GO, 5.25%, 03/15/11	10,776
3,680	Series I, GO, MBIA-IBC, 5.75%, 03/15/06 (p)	3,739
3,000	Series L, GO, 5.63%, 08/01/07	3,089
1,165	Series M, Rev., GO, AMBAC, 5.30%, 06/01/07 (p)	1,204
1,235	Series M, Rev., GO, AMBAC, 5.30%, 06/01/07	1,273
2,500	New York City Municipal Water Finance Authority, Water & Sewer System Series D, Rev., 5.00%, 06/15/12	2,646
	New York City Transitional Finance Authority
24,000	Series A, Rev., Adj., 5.50%, 11/01/26 (m)	26,104
4,000	Series A, Rev., FGIC, 6.00%, 08/15/09 (p)	4,367
1,500	Series A-1, Rev., 5.00%, 11/01/15	1,614
4,520	Series C, Rev., 5.50%, 05/01/10 (p)	4,914
5,550	Series C, Rev., AMBAC, 5.25%, 08/01/12	6,035
	New York City Transitional Finance Authority, Future Tax Secured
2,495	Series A, GO, 7.00%, 08/01/06	2,567
4,460	Series G, GO, 5.25%, 08/01/08	4,636
65	Series I, GO, MBIC-IBC, 5.75%, 04/03/06	66
6,300	New York Convention Center Operating Corp., Yale Building Acquisition Project COP, 5.25%, 06/01/07	6,453
5,035	New York State Dormitory Authority, City University Systems, 4th Generation Series A, Rev., FGIC-TCRS, 5.25%, 07/01/13	5,522
1,500	New York State Dormitory Authority, North Shore University Hospital Rev., MBIA, 5.50%, 11/01/14	1,681
	New York State Dormitory Authority, State University Educational Facilities
4,025	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	4,460
5,000	Series F, Rev., FSA, 5.00%, 03/15/14	5,418
	New York State Dormitory Authority, Student University Dormitory Facilities
3,590	Rev., 5.38%, 07/01/12 (p)	3,953
1,500	Series A, Rev., FSA-CR, 5.50%, 05/15/13	1,667
	New York State Environmental Facilities Corp., State Revolving Funds
21,110	Series D, Rev., 5.38%, 06/15/12	22,989
18,000	Sub Series E, Rev., 5.38%, 06/15/12	19,694
	New York State Thruway Authority, Highway & Bridge Trust Fund
3,950	Series A, Rev., FGIC, 5.25%, 04/01/10 (p)	4,217
	New York State Thruway Authority, Service Contract, Local Highway & Bridge
5,000	Rev., 5.10%, 04/01/07	5,160
10,000	Rev., 5.20%, 04/01/09	10,368
15,000	Series B, Rev., AMBAC, 5.00%, 10/01/15	16,247
5,100	New York State Urban Development Corp., Correctional Capital Facilities Series A, Rev., FSA, 6.50%, 01/01/10	5,624
1,000	New York State Urban Development Corp., State Facilities Rev., 5.60%, 04/01/15	1,115
	Sales Tax Asset Receivables Corp.
3,000	Series A, Rev., MBIA, 5.00%, 10/15/14	3,190
6,650	Series A, Rev., MBIA, 5.25%, 10/15/14	7,327
5,000	State of New York Series B, GO, 5.70%, 04/03/06	5,060
	Tobacco Settlement Financing Authority
4,000	Series C-1, Rev., 5.50%, 06/01/18	4,352
4,000	Series C-1, Rev., 5.50%, 06/01/19	4,385
10,000	Triborough Bridge & Tunnel Authority, General Purpose Series B, Rev., GO, 5.25%, 11/15/12	10,885
		327,969
	North Carolina — 1.2%
	Cabarrus County, Installment Financing Contract
4,000	COP, 5.75%, 04/01/11	4,388
3,015	Durham County, Public Improvement Series B, GO, 5.00%, 04/01/19	3,207
700	North Carolina Housing Finance Agency, Home Ownership Series 1-B, Rev., 5.13%, 07/01/08	713

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	North Carolina — Continued
	North Carolina Municipal Power Agency No. 1, Catawba Electricity
9,155	Rev., AMBAC, 6.00%, 01/01/08	9,556
2,500	Rev., MBIA-IBC, 7.25%, 01/01/07	2,577
6,275	Series B, Rev., 6.25%, 01/01/07	6,416
5,000	State of North Carolina, Public Improvement Series A, Rev., GO, 5.00%, 09/01/07	5,119
		31,976
	North Dakota — 0.2%
4,455	North Dakota State Housing Finance Agency, Housing Finance Program Series C, Rev., 5.55%, 07/01/10	4,502
	Ohio — 3.2%
10,000	Butler County Transportation Improvement District Series A, Rev., FSA, 5.13%, 04/01/08 (p)	10,523
1,250	City of Cincinnati GO, 5.38%, 12/01/10	1,338
1,800	City of Columbus Series 1, GO, 5.50%, 11/15/10 (p)	1,971
855	Cleveland-Cuyahoga County Port Authority, Development, Port Cleveland Bond Fund Series A, Rev., 5.60%, 11/15/15	907
1,525	Cuyahoga Community College District Series A, Rev., AMBAC, 5.00%, 12/01/15	1,644
	Franklin County, Economic Development, Capitol South Community Urban
1,395	Rev., 5.00%, 06/01/07	1,410
1,465	Rev., 5.25%, 06/01/08	1,492
1,115	Rev., 5.50%, 06/01/09	1,146
	Franklin County, Online Computer Library Center
2,065	Rev., 5.00%, 04/15/08	2,121
1,170	Rev., 5.00%, 04/15/09	1,212
5,510	Montgomery County, Catholic Health Rev., 5.50%, 09/01/12	5,938
4,000	Montgomery County, Solid Waste Rev., MBIA, 5.50%, 04/03/06	4,087
3,000	Ohio Air Quality Development Authority, Edison Project Series A, Rev., Adj., AMBAC, 3.25%, 04/03/06	2,980
355	Ohio Capital Corporation For Housing Mortgage, Section 8 Assisted Series M, Rev., FHA, 5.90%, 04/03/06	355
9,665	Ohio Housing Finance Agency, Residential Mortgage Backed Securities Series A, Rev., AMT, 5.00%, 03/01/14	9,848
4,000	Ohio State Building Authority, Adult Correctional Facilities Series A, Rev., 5.75%, 04/01/10 (p)	4,375
1,235	Ohio State Water Development Authority Rev., 9.38%, 06/01/06 (p)	1,377
6,100	RiverSouth Authority, RiverFront Area Redevelopment Series A, Rev., 5.25%, 06/01/14	6,644
9,000	State of Ohio, Highway Capital Improvement Series H, Rev., GO, 5.00%, 05/01/12	9,737
9,090	State of Ohio, Infrastructure Improvements Series D, GO, 5.00%, 03/01/14	9,745
2,060	Toledo-Lucas County Port Authority, Development, Northwest, Woodsage Project Series B, Rev., 6.25%, 11/15/14	2,238
	Warrensville Height City School District, School Improvement
1,000	GO, FGIC, 7.00%, 12/01/11	1,172
1,000	GO, FGIC, 7.00%, 12/01/12	1,192
1,075	GO, FGIC, 7.00%, 12/01/13	1,304
1,150	GO, FGIC, 7.00%, 12/01/14	1,416
		86,172
	Oklahoma — 0.2%
2,500	Oklahoma Industries Authority, Health System, Baptist Center Series C, Rev., AMBAC, 6.25%, 04/03/06 (p)	2,556
4,000	Oklahoma State Capital Improvement Authority Rev., MBIA, 5.00%, 06/01/08	4,133
		6,689
	Oregon — 0.8%
3,000	Clackamas County Hospital Facility Authority, Legacy Health System Rev., 5.38%, 02/15/12	3,152
5,405	Lane County School District No. 40, Creswell GO, SCH BD GTY, 6.00%, 06/15/10 (p)	5,932
1,000	Lane County School District No. 52, Bethel GO, FSA, 6.00%, 06/01/06	1,007
1,305	Oregon State Bond Bank, Economic & Community Development Series B, Rev., MBIA, 5.30%, 01/01/16	1,390
3,000	Oregon State Department of Transportation, Highway User Tax Series A, Rev., 5.50%, 11/15/12 (p)	3,329
2,405	Polk Marion & Benton School District No. 13J GO, FSA, 5.75%, 06/15/10 (p)	2,616
2,095	Washington County GO, 5.50%, 06/01/11 (p)	2,287

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oregon — Continued
1,050	Washington County Unified Sewerage Agency, Sewer, Sub Lien Series 1, Rev., FGIC, 5.75%, 10/01/11	1,164
		20,877
	Pennsylvania — 1.4%
5,000	Allegheny County Sanitation Authority, Sewer Rev., MBIA, 5.38%, 12/01/17	5,444
3,930	City of Pittsburgh Series A, Rev., GO, MBIA, 6.00%, 03/01/07	4,027
3,705	Commonwealth of Pennsylvania Fourth Series, Rev., 5.00%, 07/01/13	4,007
4,800	Delaware Valley Regional Financial Authority, Local Government Series A, Rev., AMBAC, 5.50%, 08/01/28	5,593
1,250	Indiana County IDA, New York State Electric & Gas Corp. Series A, Rev., MBIA, 6.00%, 06/01/06	1,258
210	Parkland, School District GO, FGIC, 5.38%, 09/01/15	235
11,728	Pennsylvania Higher Education Assistance Agency Rev., 4.64%, 04/30/09 (i) (e)	11,823
1,550	Pennsylvania Housing Finance Agency, Single Family Mortgage Series 67-A, Rev., AMT, 5.50%, 09/01/09	1,597
175	Peters Township, School District, Washington County Series B, GO, FSA, 5.00%, 12/01/13	190
3,500	Philadelphia Authority for Industrial Development, Academy National Sciences Project Rev., 2.15%, 01/01/18 (i) (e)	3,473
		37,647
	Puerto Rico — 1.2%
3,500	Children’s Trust Fund, Tobacco Settlement Rev., 5.75%, 07/01/10 (p)	3,811
	Commonwealth of Puerto Rico
4,800	GO, AMBAC-TCRS, 7.00%, 07/01/10	5,471
5,500	GO, MBIA-IBC, 5.50%, 07/01/09	5,858
3,000	Series C, GO, Adj., MBIA, 5.00%, 07/01/08	3,099
1,000	Puerto Rico Electric Power Authority Series LL, Rev. MBIA, 5.50%, 07/01/17	1,146
	Puerto Rico Highway & Transportation Authority
3,000	Series AA, Rev., MBIA, 5.50%, 07/01/18	3,451
3,000	Series AA, Rev., Adj., FSA, 5.00%, 07/01/10	3,164
3,000	Puerto Rico Municipal Finance Agency Series C, Rev., GO, CIFG, 5.25%, 08/01/20	3,401
2,070	University of Puerto Rico Series N, Rev., MBIA, 6.25%, 06/01/07	2,142
		31,543
	South Carolina — 2.0%
2,810	Charleston County Public Improvement GO, 6.13%, 09/01/09	3,068
	Charleston Educational Excellence Finance Corp., Charleston County School District Project
16,605	Rev., 5.00%, 12/01/14	17,688
1,000	Piedmont Municipal Power Agency, Electric Rev., MBIA, 6.20%, 01/01/08 (p)	1,049
8,125	Piedmont Municipal Power Agency, Electric, Unrefunded Balance Rev., FGIC, 6.75%, 01/01/20	10,322
	South Carolina Jobs & Economic Development Authority, Hospital Facilities Improvement, Palmetto Health Alliance
5,500	Series A, Rev., 7.00%, 12/15/10 (p)	6,079
3,000	Series A, Rev., 7.13%, 12/15/10 (p)	3,508
	South Carolina Jobs & Economic Development Authority, Hospital Facilities, Georgetown Memorial Hospital
1,215	Rev., AMBAC, 5.50%, 11/01/12	1,298
1,065	Rev., RADIAN, 5.25%, 02/01/11	1,119
10,310	State of South Carolina, State School Facilities Series A, GO, 4.25%, 01/01/15	10,545
		54,676
	South Dakota — 0.1%
1,393	Heartland Consumers Power District Rev., 6.38%, 01/01/16 (p)	1,576
1,000	South Dakota Housing Development Authority, Homeownership Mortgage Series D, Rev., 4.70%, 05/01/10	1,036
		2,612
	Tennessee — 1.2%
2,830	Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiative Series A, Rev., 5.50%, 12/01/06	2,872
1,910	City of Lawrenceburg, Electric Rev., MBIA, 6.63%, 07/01/18	2,380
	Knox County, Public Improvement
6,820	GO, 6.00%, 05/01/08 (p)	7,241
1,345	Municipal Energy Acquisition Corp., Gas Rev., FSA, 4.13%, 03/01/09	1,371
	Tennergy Corp., Gas
5,000	Rev., MBIA, 5.00%, 06/01/07 (p)	5,096
7,285	Rev., MBIA, 5.00%, 06/01/09 (p)	7,614
2,985	Tennessee Housing Development Agency, Homeownership Program, Issue 3A Rev., AMT, GO, Zero Coupon, 07/01/06	2,942

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tennessee — Continued
2,860	Tennessee State School Bond Authority, Higher Education Facilities, Second Program Series A, Rev., FSA, 5.00%, 05/01/08	2,953
		32,469
	Texas — 7.8%
2,300	Allen Independent School District GO, PSF-GTD, 5.00%, 02/15/23	2,441
	Alvin Independent School District
3,205	Rev., 3.59%, 02/15/22 (i) (e)	3,159
3,375	Rev., 3.59%, 02/15/23 (i) (e)	3,326
2,945	Arlington Independent School District GO, PSF-GTD, 4.75%, 02/15/08	2,987
2,000	Austin Independent School District, Public Property Finance Contractual Obligation GO, MBIA, 5.25%, 02/01/08 (p)	2,067
18,495	Beaumont, TX Water & Sewer Rev., 3.50%, 09/01/23 (i) (e)	18,294
1,435	Carroll Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 02/15/14	975
1,155	Cedar Hill Independent School District, Capital Appreciation GO, Zero Coupon, 08/15/09 (p)	849
170	Central Texas Housing Finance Corp., Single Family Mortgage, GNMA Mortgage Program Rev., GNMA COLL, FHA, 8.20%, 04/01/22	173
1,510	City of Austin, Capital Appreciation Rev., FGIC, Zero Coupon, 05/15/17	940
6,200	City of Dallas, Improvement Rev., MBIA, 5.25%, 08/15/07	6,359
5,495	City of Fort Worth, Water & Sewer, Improvement Rev., FSA, 5.00%, 02/15/15	5,903
8,675	City of Houston Series A, GO, 5.50%, 03/01/08	9,009
	City of Southlake
9,825	GO, AMBAC, 5.00%, 02/15/13	10,388
1,700	GO, AMBAC, Zero Coupon, 02/15/09 (p)	1263
5,000	Coastal Bend Health Facilities Development Corp. Rev., AMBAC, 5.93%, 11/15/13 (p)	5,668
5,205	Coppell Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 08/15/16	3,047
1,305	Dallas County Flood Control District GO, 9.25%, 04/01/08 (p)	1,447
5,000	Dallas Waterworks & Sewer System, Improvement Rev., FSA, 5.38%, 10/01/17	5,450
	Granbury, Independent School District, Capital Appreciation
2,610	GO, PSF-GTD, Zero Coupon, 08/01/11	2,128
2,625	GO, PSF-GTD, Zero Coupon, 08/01/12	2,049
5,000	Harris County Hospital District Rev., MBIA, 6.00%, 08/15/10	5,447
1,250	Harris County Toll Road GO, 6.50%, 08/15/13	1,466
4,115	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,013
2,000	Hays Consolidated Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 08/15/11 (p)	1,544
10,000	Houston Independent School District, Capital Appreciation Series A, GO, PSF-GTD, Zero Coupon, 02/15/13	7,272
3,885	Houston Independent School District, Public Facilities Corp. Lease, Capital Appreciation, Cesar E. Chavez Series A, Rev., AMBAC, Zero Coupon, 09/15/12	3,000
	Irving Independent School District
2,000	GO, PSF-GTD, 5.25%, 02/15/13	2,183
2,000	GO, PSF-GTD, 5.25%, 02/15/14	2,194
1,520	Katy Independent School District Series A, GO, PSF-GTD, 5.00%, 02/15/11	1,617
6,720	Leander Independent School District GO, PSF-GTD, Zero Coupon, 08/15/13	4,659
5,875	Lubbock Health Facilities Development Corp., St. Joseph Health Systems Rev., 5.25%, 07/01/11	6,112
4,000	Lubbock, Helath Facilities Development Corp., Methodist Hospital Series B, Rev., AMBAC, 6.75%, 12/01/10 (p)	4,539
	Pearland Independent School District
7,500	Rev., 4.26%, 02/15/24 (i) (e)	7,387
7,500	Rev., 4.26%, 02/15/25 (i) (e)	7,387
2,505	Richardson Independent School District GO, PSF-GTD, 5.00%, 02/15/14	2,650
7,500	State of Texas Series A, GO, 6.00%, 10/01/09	8,114
3,000	State of Texas, College Student Loan GO, GTD, STD LNS, 5.25%, 08/01/07	3,072
5,200	Texas Municipal Power Agency Rev., MBIA, 5.50%, 09/01/10	5,611
	Texas Public Finance Authority
3,900	GO, 5.00%, 10/01/17	4,145
3,000	GO, 5.50%, 10/01/08	3,148
4,900	Texas State Turnpike Authority Rev., FGIC, 5.50%, 01/01/15	5,160
2,540	Texas Tech University Revenues, Improvements, Financing System Series 6, Rev., AMBAC, 5.25%, 02/15/09 (p)	2,661

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
	Texas Water Development Board, State Revolving Fund, Senior Lien
4,700	Series A, Rev., 5.00%, 07/15/07	4,799
3,000	Series A, Rev., 5.25%, 07/15/09	3,121
1,000	Series A, Rev., 5.63%, 07/15/11	1,063
4,795	Series A, Rev., 5.63%, 07/15/12	5,171
3,175	Series B, Rev., 5.25%, 07/15/08	3,279
7,385	Tomball Independent School District Series B, Adj., GO, 3.45%, 02/15/26 (i) (e)	7,347
3,390	University of North Texas Series A, Rev., FGIC, 5.00%, 04/15/22	3,577
		208,660
	Utah — 0.5%
	Intermountain Power Agency, Utah Power Supply
3,185	Series A, Rev., MBIA-IBC, 6.15%, 07/01/14 (p)	3,322
3,800	Series B, Rev., MBIA, 6.50%, 07/01/10	4,244
725	Intermountain Power Agency, Unrefunded Balance Series A, Rev., MBIA-IBC, 6.15%, 07/01/06	748
2,840	Salt Lake City GO, 5.50%, 06/15/10 (p)	3,064
1,700	Salt Lake City Municipal Building Authority Series B, Rev., AMBAC, 5.50%, 10/15/09 (p)	1,830
10	Salt Lake City, Unrefunded Balance GO, 5.50%, 06/15/11	11
		13,219
	Vermont — 0.2%
4,100	City of Burlington, Electric Series A, Rev., MBIA, 6.38%, 07/01/09	4,465
	Virgin Islands — 0.4%
2,135	Virgin Islands Public Finance Authority, Gross Receipts, Tax Lien Notes Series A, Rev., 5.63%, 10/01/10	2,213
5,000	Virgin Islands Public Finance Authority, Senior Lien, Fund Lien Notes Series C, Rev., 5.50%, 10/01/06	5,056
3,070	Virgin Islands Water & Power Authority, Electric Systems Rev., 5.25%, 07/01/07	3,118
		10,387
	Virginia — 0.6%
4,400	Fairfax County, Public Improvement Series A, Rev., 5.50%, 06/01/06	4,425
6,000	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Anticipation Note Rev., 5.50%, 10/01/09	6,401
5,210	Virginia Public School Authority Series A, Rev., 5.50%, 08/01/10 (p)	5,678
		16,504
	Washington — 5.9%
	Cowlitz County Public Utility District No 1, Electric Distribution System
2,845	Rev., AMBAC, 5.00%, 09/01/10	3,005
2,255	Rev., AMBAC, 5.00%, 09/01/11	2,400
41,000	Energy Northwest, Washington Electric, Columbia Generating Station Series B, Rev., MBIA, 5.50%, 07/01/18 (m)	43,278
	Grant County Public Utility District No. 2, Electric
1,800	Rev., 5.63%, 01/01/07 (p)	1,833
1,230	Series G, Rev., MBIA, 5.25%, 01/01/11 (p)	1,322
13,995	Series H, Rev., FSA, 5.38%, 01/01/15	15,086
3,000	Kitsap County School District No. 400, North Kitsap GO, SCH BD GTY, 5.00%, 06/01/11 (p)	3,184
5,000	Pierce County School District No. 10 Tacoma Series A, Rev., GO, FSA, 5.00%, 12/01/15	5,414
1,300	Port Grays Habor Rev., 6.38%, 12/01/14	1,370
	Seattle Municipal Light & Power, Improvements
10,000	Rev., FSA, 5.50%, 03/01/13	10,836
4,590	Rev., 5.63%, 12/01/15	4,894
5,140	Snohomish County School District No. 6, Mukilteo GO, FGIC, 5.70%, 12/01/12	5,728
3,525	Spokane & Whitman Counties School District No. 360-316, Cheney GO, SCH BD GTY, 5.60%, 12/01/14	3,825
	State of Washington
4,500	Series B & AT-7, GO, 6.40%, 06/01/17	5,367
4,000	Series C, GO, 5.50%, 07/01/09	4,245
12,405	State of Washington, Various Purpose GO, AMBAC, 5.00%, 07/01/14	13,432
	Washington Public Power Supply System, Nuclear Project No. 1
1,000	Series A, Rev., 5.70%, 07/01/06 (p)	1,008
11,845	Series A, Rev., AMBAC, 6.00%, 07/01/08	12,491
1,300	Series B, Rev., 5.60%, 07/01/07	1,336
3,650	Series B, Rev., MBIA, 5.13%, 07/01/16	3,792
	Washington Public Power Supply System, Nuclear Project No. 2
3,800	Series A, Rev., 5.75%, 07/01/09	4,061
1,885	Series A, Rev., 7.25%, 07/01/06 (p)	1,910

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Washington — Continued
115	Washington Public Power Supply System, Nuclear Project No. 2, Unrefunded Balance Series B, Rev., 7.25%, 07/01/06 (p)	116
	Washington Public Power Supply System, Nuclear Project No. 3, Capital Appreciation
5,000	Series B, Rev., Zero Coupon, 07/01/09	4,418
3,000	Series B, Rev., MBIA-IBC, 5.65%, 07/01/08	3,142
		157,493
	West Virginia — 0.2%
2,495	Harrison County, County Commission Series A, SO, 6.25%, 05/15/10 (p)	2,688
115	Monongolia County, Single Family Rev., 7.20%, 09/01/06 (p)	124
	West Virginia State Higher Education Interim Governing Board University, Marshall University
3,255	Series A, Rev., FGIC, 5.25%, 05/01/11	3,495
		6,307
	Wisconsin — 2.1%
3,000	Fond Du Lac School District GO, FGIC, 5.75%, 04/01/10 (p)	3,253
5,350	Milwaukee County, Corporate Purpose Series A, GO, 5.63%, 09/01/09 (p)	5,725
	State of Wisconsin
1,000	GO, 6.25%, 05/01/11	1,121
1,000	GO, 6.25%, 05/01/12	1,137
6,275	Series 1, GO, 5.50%, 11/01/11	6,871
8,155	Series 1, Rev., 5.25%, 05/01/14	8,977
5,000	Series 1, Rev., 5.25%, 05/01/15	5,535
3,000	Series 1, Rev., 6.88%, 06/01/11	3,364
4,450	Series 3, GO, 5.20%, 11/01/09	4,705
3,200	State of Wisconsin, Clean Water Series 1, Rev., 5.10%, 06/01/21	3,406
	Wisconsin Health & Educational Facilities Authority
6,250	Rev., 5.70%, 05/01/14 (i) (e)	6,610
6,250	Rev., 5.95%, 05/01/19 (i) (e)	6,819
		57,523
	Wyoming — 0.4%
	Wyoming Public Schools
9,480	GO, FSA, Q-SBLF, 5.00%, 05/01/17	10,189
	Total Municipal Bonds (Cost $2,541,737)	2,624,892
Short-Term Investments — 1.3%
	Investment Company — 1.3%
34,218	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $34,218)	34,218
	Total Investments — 99.2% (Cost $2,575,955)	2,659,110
	Other Assets in Excess of Liabilities — 0.8%	20,988
	NET ASSETS — 100.0%	$2,680,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Municipal Bonds — 99.2%
	Arizona — 0.4%
1,390	Arizona Health Facilities Authority, Catholic Healthcare West Series A, Rev., 6.13%, 07/01/07 (p)	1,420
1,630	Arizona Health Facilities Authority, Catholic Healthcare West, Unrefunded Balance Series A, Rev., 6.13%, 07/01/09	1,706	>
		3,126
	California — 0.2%
	Lancaster Financing Authority, Tax Allocation, Redevelopment Projects, Project No. 5 & 6
560	MBIA, 5.00%, 02/01/13	605
490	MBIA, 5.00%, 02/01/14	531
		1,136
	Florida — 0.1%
990	Sunrise Excise Tax & Special Assessment, Utilities Systems Series A, Rev., AMBAC, 5.50%, 10/01/15	1,102
	Illinois — 0.4%
2,535	Illinois Development Finance Authority 5.20%, 08/01/28 (e) (i)	2,608
218	Illinois Development Finance Authority, Riverside Health & Fitness Center Project Series 1998-C, Rev., 5.20%, 08/01/28 (e)	224
		2,832
	Louisiana — 0.2%
1,500	City of Shreveport Series B, GO., MBIA, 5.25%, 03/01/17	1,654
	Michigan — 0.2%
1,700	Michigan State Hospital Finance Authority, Ascension Health Credit Series B, Rev., Adj., 5.30%, 11/15/33	1,720
	Missouri — 0.3%
1,880	St. Louis Municipal Finance Corp., Convention Center Project Rev., AMBAC, 5.25%, 07/15/13	2,056
	New Jersey — 1.3%
540	Camden County Improvement Authority Lease, County Guaranteed Lease Series A, Rev., FGIC, 5.25%, 09/01/13	592
750	Gloucester Township Board of Education GO, MBIA, SBRF, 5.00%, 08/01/11	803
6,000	New Jersey Economic Development Authority, Motor Vehicles Series A, Rev., MBIA, 5.25%, 07/01/14	6,582
1,025	New Jersey State Educational Facilities Authority, Higher Education, Capital Improvement Series B, Rev., 5.75%, 09/01/10	1,114
560	South Orange & Maplewood School District GO, FSA, SBRF, 5.00%, 09/01/15	613
		9,704
	New York — 86.5%
1,020	Allegany County IDA, Alfred University, Civic Facilities Rev., MBIA, 5.25%, 08/01/08 (m)	1,079
	Amherst IDA, Civic Facilities, Faculty-Student Housing Corp.
1,175	Series A, Rev., AMBAC, 5.50%, 08/01/11	1,301
1,000	Series B, Rev., AMBAC, 5.50%, 11/01/11	1,107
1,290	Series B, Rev., AMBAC, 5.75%, 08/01/10	1,425
150	Arkport Central School District GO, FSA, 5.20%, 06/15/10	159
500	Attica Central School District GO, FSA, 5.00%, 06/15/10	530
6,695	Babylon IDA, Civic Facilities, Winthrop S. Nassau University East, Inc., Project Series A, Rev., AMBAC, 6.63%, 08/01/09	7,411
100	Battery Park City Authority Series A, Rev., AMBAC, 5.50%, 11/01/06 (p)	103
	Beacon City School District
2,065	GO, MBIA, 5.50%, 07/15/09	2,218
835	Bethlehem Central School District GO, FGIC, 5.00%, 11/01/13	904
650	Brentwood Union Free School District GO, FSA, 5.63%, 06/15/09	700
	Brockport Central School District
1,660	GO, FGIC, 5.50%, 06/15/13	1,859
1,100	GO, FGIC, 5.50%, 06/15/14	1,243
1,660	GO, FGIC, 5.50%, 06/15/15	1,891
685	GO, FGIC, 5.75%, 06/15/17	806
450	Bronxville Union Free School District GO, 5.25%, 10/15/10	484
	Burnt Hills-Ballston Lake Central School District
590	GO, FGIC, 5.40%, 07/15/09	631
680	GO, FGIC, 5.50%, 07/15/09	729
1,450	Byram Hills Central School District GO, 5.00%, 11/15/10 (p)	1,557
1,000	Canandaigua City School District Series A, GO, FSA, 5.38%, 04/01/12	1,099
	Cattaraugus County, Public Improvement
1,000	GO, MBIA, 4.25%, 06/01/09	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   25

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
530	GO, MBIA, 5.00%, 06/01/12	568
	Chenango Forks Central School District
250	GO, FGIC, 5.63%, 06/15/09	269
850	GO, FGIC, 5.70%, 06/15/09	917
345	City of Buffalo, School Series B, GO, MBIA, 5.38%, 11/15/12	380
	City of Kings Point
560	GO, 5.00%, 06/15/12	601
405	GO, 5.00%, 06/15/14	439
1,165	GO, 5.00%, 06/15/15	1,260
	Clarkstown Central School District
520	GO, FSA, 4.50%, 04/15/10	542
215	GO, FSA, 4.75%, 04/15/11	228
585	GO, FSA, 5.00%, 04/15/12	632
605	GO, FSA, 5.00%, 04/15/13	658
630	GO, FSA, 5.00%, 04/15/14	689
255	GO, FSA, 5.25%, 04/15/14	282
	Cleveland Hill Union Free School District, Cheektowaga
3,155	GO, FGIC, 5.50%, 10/15/09	3,391
120	East Rochester Union Free School District GO, FSA, 5.70%, 06/15/09	129
	Eastport-South Manor Central School District
2,250	GO, FGIC, 4.50%, 06/15/07	2,284
2,300	GO, FGIC, 4.50%, 06/15/08	2,358
2,200	GO, FGIC, 4.63%, 06/15/09	2,285
2,490	Erie County Industrial Development Agency, City of Buffalo Project Rev., 5.00%, 05/01/13	2,689
1,650	Erie County Public Improvement Series A, GO, FGIC, 5.00%, 09/01/12	1,763
740	Erie County Water Authority, Improvement & Extension Rev., 5.75%, 12/01/08 (p)	765
285	Fayetteville-Manlius Central School District GO, FGIC, 5.00%, 06/15/12	307
300	Gananda Central School District GO, FSA, 4.70%, 06/15/10 (p)	315
	Goshen Central School District
1,050	GO, FGIC, 5.00%, 06/15/16	1,158
1,050	GO, FGIC, 5.00%, 06/15/17	1,164
1,000	GO, FGIC, 5.00%, 06/15/19	1,118
	Harborfields Central School District, Greenlawn
690	GO, FSA, 5.00%, 06/01/08	713
1,480	GO, FSA, 5.00%, 06/01/09	1,549
1,545	GO, FSA, 5.00%, 06/01/10	1,635
1,000	Ilion Central School District Series B, GO, FGIC, 5.00%, 06/15/12	1,078
70	Irvington Union Free School District GO, FSA, 5.00%, 04/01/11	75
	Lindenhurst Union Free School District
2,790	GO, FGIC, 5.25%, 07/15/09 (p)	2,974
	Lindenhurst Union Free School District, Unrefunded Balance
935	GO, FGIC, 5.25%, 07/15/09	995
	Long Island Power Authority, Electric Systems
2,800	Series A, Rev., AMBAC, 5.50%, 12/01/08	2,947
5,250	Series A, Rev., FSA, 5.50%, 12/01/12 (p)	5,844
1,875	Series A, Rev., FSA, 5.50%, 12/01/13 (p)	2,104
110	Longwood Central School District at Middle Island GO, FSA, 4.80%, 06/15/08	115
	Mahopac Central School District
805	Series B, GO, MBIA, 5.60%, 06/15/10	876
	Massapequa Union Free School District
1,090	Series A, GO, FSA, 5.38%, 06/15/09	1,155
2,180	Series A, GO, FSA, 5.38%, 06/15/10	2,363
2,485	Series A, GO, FSA, 5.40%, 06/15/10	2,696
3,135	Series A, GO, FSA, 5.70%, 06/15/10	3,439
3,775	Metropolitan Transportation Authority Series K, Rev., MBIA, 6.30%, 07/01/07 (p)	3,919
340	Metropolitan Transportation Authority, Commuter Facilities Series A, Rev., FGIC, 6.10%, 07/01/06 (p)	350
100	Metropolitan Transportation Authority, Commuter Facilities, Service Contract Series Q, Rev., AMBAC, 5.13%, 07/01/13 (p)	109
	Metropolitan Transportation Authority, Dedicated Tax Fund
10,860	Series A, Rev., FGIC, 4.75%, 10/01/15 (p)	11,712
800	Series A, Rev., FGIC, 5.25%, 11/15/18	904
250	Series A, Rev., FGIC, 6.00%, 04/01/10 (p)	274
5,400	Series A, Rev., MBIA, 6.25%, 04/01/11 (p)	6,082
	Metropolitan Transportation Authority, Service Contract
16,920	Series A, Rev., 5.75%, 07/01/16 (m)	19,299
2,330	Series A, Rev., 5.75%, 07/01/18	2,697
4,750	Series A, Rev., FSA-CR, 5.75%, 01/01/18	5,557
	Metropolitan Transportation Authority, Transportation Facilities
100	Series A, Rev., 6.00%, 07/01/09 (p)	108
100	Series A, Rev., 6.13%, 07/01/09 (p)	108
100	Series A, Rev., FSA, 5.00%, 07/01/11 (p)	107
200	Series B-1, Rev., AMBAC, 5.00%, 01/01/12 (p)	216

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
510	Series C, Rev., FSA, 5.25%, 01/01/09 (p)	539
2,500	Series F, Rev., 5.00%, 11/15/11	2,657
1,000	Series F, Rev., 5.00%, 11/15/15	1,078
1,050	Monroe County GO, AMBAC, 6.00%, 03/01/13	1,180
	Monroe County, Public Improvement
65	GO, AMBAC, 5.88%, 06/01/08	68
1,130	GO, FGIC, 5.00%, 03/01/12	1,208
335	GO, MBIA-IBC, 6.00%, 03/01/15	391
1,000	GO, MBIA-IBC, 6.00%, 03/01/18	1,196
1,000	GO, MBIA-IBC, 6.00%, 03/01/19	1,207
1,065	Series P, GO, AMBAC, 5.88%, 06/01/08 (p)	1,122
	Monroe Woodbury Central School District
645	GO, FSA, 5.00%, 04/15/13	696
280	GO, FSA, 5.00%, 04/15/14	304
1,615	Series A, GO, FGIC, 5.00%, 05/15/13	1,750
1,005	Series A, GO, FGIC, 5.00%, 05/15/14	1,095
	Municipal Assistance Corp. for New York City
3,170	Series H, Rev., 6.25%, 07/01/07	3,289
6,500	Series G, Rev., 6.00%, 07/01/07 (m)	6,847
1,900	Series O, Rev., 5.25%, 07/01/08	1,978
2,500	Nassau County Series A, GO, FGIC, 6.00%, 07/01/08	2,636
215	Nassau County IDA, Civic Facilities, Hofstra University Project Rev., MBIA, 5.25%, 07/01/14	237
	Nassau County Sewer & Storm Water Finance Authority
350	Series B, Rev., MBIA, 4.00%, 10/01/10	356
2,865	Series B, Rev., MBIA, 5.00%, 10/01/14	3,072
1,000	Nassau County Interim Finance Authority, Sales Tax Secured Series D, Rev., MBIA, 5.00%, 11/15/11	1,069
1,475	Nassau County, Improvement Series E, GO, FSA, 6.00%, 03/01/10	1,614
450	New Rochelle City School District Series A, GO, FSA, 5.00%, 12/15/10	479
	New York City
290	Series A, GO, XLCA-ICR, 6.00%, 05/15/10 (p)	321
295	Series A, GO, MBIA-IBC, 6.00%, 05/15/10 (p)	327
4,000	Series B, GO, FGIC-TCRS, 5.75%, 08/01/12	4,447
470	Series C, GO, 5.25%, 03/15/12 (p)	513
160	Series D, GO, FGIC, 5.75%, 08/01/09	171
1,000	Series E, GO, MBIA-IBC, 5.75%, 08/01/11	1,103
2,640	Series E, GO, MBIA-IBC, 5.75%, 08/01/12	2,948
45	Series F, GO, 5.75%, 04/03/06	46
1,570	Series G, GO, FSA-CR, 5.00%, 12/01/13	1,697
3,000	Series G, GO, 5.00%, 02/01/16	3,196
3,000	Series H, GO, 5.00%, 08/01/14	3,200
2,500	Series P, GO, MBIA, 5.00%, 08/01/15	2,709
1,500	New York City Housing Development Corp., Capital Funding Program, New York City Housing Authority Program Series A, Rev., FGIC, 5.00%, 07/01/11	1,597
2,965	New York City IDA, Civic Facilities, Nightingale-Bamford School Rev., AMBAC, 5.00%, 01/15/10	3,082
	New York City Industrial Development Agency, Civic Facility Revenue, USTA National Tennis Center
2,390	Series A, Rev., FSA, 5.00%, 05/15/13	2,553
7,355	New York City Municipal Water Finance Authority Series B, Rev., 5.00%, 06/15/14	7,848
	New York City Municipal Water Finance Authority, Water & Sewer System
3,000	Series A, Rev., FGIC, 5.75%, 06/15/09 (p)	3,241
1,915	Series B, Rev., 6.00%, 06/15/10	2,109
1,000	New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel COP, Series A, AMBAC, 5.63%, 01/01/10	1,084
	New York City Transitional Finance Authority, Future Tax Secured
2,130	Series A, Rev., 5.00%, 05/01/07	2,169
105	Series A, Rev., 5.00%, 08/15/07 (p)	108
140	Series A, Rev., 5.13%, 08/15/07 (p)	145
1,000	Series A, Rev., 5.75%, 08/15/09 (p)	1,084
2,100	Series A, Rev., 6.00%, 08/15/09 (p)	2,292
8,100	Series A, Rev., Adj., 5.50%, 11/01/11	8,810
1,635	Series A, Rev., FGIC, 6.00%, 08/15/09 (p)	1,785
120	Series A, Rev., FGIC-TCRS, 5.00%, 08/15/07 (p)	124
3,380	Series B, Rev., 5.50%, 02/01/11 (p)	3,711
500	Series B, Rev., 6.00%, 05/15/10 (p)	554
3,305	Series B, Rev., 6.13%, 05/15/10 (p)	3,677
2,500	Series B, Rev., FSA-CR, 6.00%, 05/15/10 (p)	2,768
2,500	Series C, Rev., 5.25%, 05/01/08 (p)	2,621
1,215	Series C, Rev., 5.50%, 02/01/11	1,320
9,000	Series C, Rev., 5.88%, 05/01/10 (p)	9,915
4,000	Series C, Rev., 6.13%, 05/15/10 (p)	4,451
	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance
475	Series B, Rev., 5.50%, 02/01/11 (p)	519
695	Series B, Rev., 6.13%, 05/15/10 (p)	773

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   27

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
2,000	New York City Trust for Cultural Resources, Educational Broadcasting Corp. Series 1999, Rev., 2.68%, 01/01/08 (e)	1,959
670	New York City, Capital Appreciation Series E, GO, 6.35%, 05/15/08 (p)	718
3,000	New York Convention Center Operating Corp., Yale Building Acquisition Project COP, 5.25%, 06/01/07	3,073
2,000	New York Local Government Assistance Corp. Series E, Rev., FSA-CR, 6.00%, 04/01/14	2,303
1,475	New York Local Government Assistance Corp., Senior Lien Series AA, Rev., 5.00%, 04/01/12	1,584
860	New York Mortgage Agency, Homeowner Mortgage Series 94, Rev., 5.35%, 04/01/10	867
	New York Power Authority, General Purpose
3,500	Rev., 5.00%, 11/15/08	3,636
500	Rev., 7.00%, 01/01/10 (p)	563
11,241	New York State Dormitory Authority Rev., 3.92%, 03/27/07 (e) (i)	11,253
	New York State Dormitory Authority, Canisius College
115	Rev., MBIA, 4.95%, 07/01/11	122
570	Rev., RADIAN, 4.50%, 07/01/10	586
645	Rev., RADIAN, 5.00%, 07/01/11	679
	New York State Dormitory Authority, City University System
445	3rd Series, Rev., 6.00%, 07/01/06 (p)	449
13,000	CONS, Series A, Rev., AMBAC-TCRS, 5.75%, 07/01/13 (m)	14,277
3,565	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	4,021
2,160	CONS, Series A, Rev., MBIA-IBC-BNY, 6.00%, 07/01/20	2,617
3,415	CONS, Series B, Rev., 6.00%, 07/01/14	3,809
1,025	Series D, SO, MBIA-IBC, 5.75%, 07/01/06	1,033
	New York State Dormitory Authority, Columbia University
6,770	Series A, Rev., 5.25%, 07/01/11 (p)	7,371
3,165	New York State Dormitory Authority, Concord Nursing Home, Inc. Rev., LOC: Fleet Bank N.A., 6.25%, 07/01/10	3,413
110	New York State Dormitory Authority, Department of Health Rev., 5.75%, 07/01/06 (p)	113
450	New York State Dormitory Authority, FHA Insured Mortgage Nursing Home Series A, Rev., MBIA, 5.50%, 08/01/10	484
1,000	New York State Dormitory Authority, Fordham University Rev., AMBAC, 5.00%, 07/01/14	1,083
100	New York State Dormitory Authority, Good Samaritan Hospital Rev., RADIAN, 5.50%, 07/01/11 (p)	109
100	New York State Dormitory Authority, Long Island University Rev., RADIAN, 5.00%, 09/01/09 (m)	105
	New York State Dormitory Authority, Manhattan College
1,895	Rev., RADIAN, 5.50%, 07/01/09	2,005
1,770	Rev., RADIAN, 5.50%, 07/01/10	1,900
	New York State Dormitory Authority, Master Boces Program
1,295	Series A, Rev., FSA, 5.00%, 08/15/11	1,382
	New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center
1,000	Rev., MBIA, 5.50%, 07/01/09	1,060
1,000	Rev., MBIA, 5.50%, 07/01/23	1,168
370	Rev., MBIA, 5.75%, 07/01/19	435
250	New York State Dormitory Authority, Mental Health Series A, Rev., MBIA, 5.75%, 02/15/10 (p)	271
2,340	New York State Dormitory Authority, Mental Health Services Facilities Improvement Series B, Rev., 6.00%, 08/15/16	2,690
10	New York State Dormitory Authority, Mental Health Services, Prerefunded Balance Series B, Rev., 6.00%, 12/15/07 (p)	10
	New York State Dormitory Authority, New York University
500	Series 1, Rev., AMBAC, 5.50%, 07/01/14	561
1,455	Series 1, Rev., AMBAC, 5.50%, 07/01/18	1,675
1,730	Series 1, Rev., AMBAC, 5.50%, 07/01/21	2,021
1,000	Series 1, Rev., AMBAC, 5.50%, 07/01/22	1,171
2,900	Series 1, Rev., AMBAC, 5.50%, 07/01/23	3,404
1,570	Series 1, Rev., AMBAC, 5.50%, 07/01/24	1,851
2,280	Series 1, Rev., AMBAC, 5.50%, 07/01/25	2,693
8,360	Series A, Rev., AMBAC, 5.75%, 07/01/13	9,441
2,315	Series A, Rev., MBIA, 5.75%, 07/01/08	2,432
1,750	Series A, Rev., MBIA, 5.75%, 07/01/09	1,873
1,200	Series A, Rev., MBIA, 5.75%, 07/01/11	1,324
1,000	Series A, Rev., MBIA, 5.75%, 07/01/15	1,150
3,500	Series A, Rev., MBIA, 5.75%, 07/01/16	4,061
5,530	New York State Dormitory Authority, North Shore University Hospital Rev., MBIA, 5.50%, 11/01/10	5,970

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
	New York State Dormitory Authority, Personal Income Tax Revenue
1,230	Series A, Rev., FGIC, 5.00%, 07/01/13	1,317
4,890	Series A, Rev., FHA, FSA, 5.25%, 02/15/12	5,271
	New York State Dormitory Authority, Prerefunded Balance
2,490	Series B, Rev., 6.00%, 12/15/07 (p)	2,576
225	Series C, Rev., 7.38%, 05/15/09 (p)	252
3,450	New York State Dormitory Authority, Pratt Institute Rev., RADIAN, 6.25%, 07/01/09	3,772
	New York State Dormitory Authority, School Districts Financing Program
750	Series A, Rev., MBIA, 5.25%, 10/01/09	794
1,960	Series C, Rev., MBIA, 5.50%, 10/01/12	2,169
775	Series E, Rev., MBIA, 5.00%, 10/01/12	835
1,155	Series F, Rev., MBIA, 6.50%, 10/01/20	1,356
	New York State Dormitory Authority, Service Contract, Child Care Facilities
1,520	Series A, Rev., 5.38%, 04/01/12	1,639
1,345	Series A, Rev., FSA, 5.13%, 04/01/12	1,438
1,235	New York State Dormitory Authority, Siena College Rev., MBIA, 5.00%, 07/01/11	1,318
605	New York State Dormitory Authority, Special Act School Districts Program Rev., MBIA, 5.30%, 07/01/09	644
340	New York State Dormitory Authority, State Service Contract, Albany County Rev., 5.50%, 04/01/08 (m)	353
	New York State Dormitory Authority, State University Dormitory Facilities
205	Rev., 5.00%, 07/01/12 (p)	221
2,730	Series B, Rev., MBIA, 5.00%, 07/01/15	2,966
2,280	Series C, Rev., MBIA, 5.00%, 07/01/15	2,477
	New York State Dormitory Authority, State University Educational Facilities
415	Rev., 5.13%, 05/15/08 (p)	434
2,250	Series 1989, Rev., MBIA, 6.00%, 05/15/10	2,480
415	Series A, Rev., 6.50%, 05/15/06	418
6,725	Series A, Rev., FGIC-TCRS, 5.50%, 05/15/13	7,453
4,800	Series A, Rev., MBIA-IBC, 5.50%, 05/15/10	5,161
5,000	Series A, Rev., MBIA-IBC, FSA, 5.25%, 05/15/15	5,528
1,050	Series A, Rev., MBIA-IBC-BNY, 5.25%, 05/15/21	1,192
1,550	New York State Dormitory Authority, Unrefunded Balance Series C, Rev., 7.38%, 05/15/10	1,666
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds, Second Resolution
5,330	Series I, Rev., 5.00%, 06/15/13	5,767
	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Project, Revolving Funds
2,000	Series E, Rev., 5.38%, 06/15/12	2,186
470	Series K, Rev., 5.50%, 06/15/15	533
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund
1,590	Series A, Rev., 5.75%, 06/15/11 (p)	1,762
1,000	Series A, Rev., 5.75%, 06/15/12 (p)	1,123
300	Series E, Rev., MBIA, 6.00%, 06/15/11	334
5,315	Series E, Rev., MBIA, 6.00%, 06/15/12	6,003
2,950	Series NYC-02, Rev., 5.75%, 06/15/11 (p)	3,269
4,100	Series NYC-02, Rev., 5.75%, 06/15/12 (p)	4,603
	New York State Environmental Facilities Corp., PCR, State Water Revolving Fund, Unrefunded Balance
425	Series B, Rev., 5.20%, 05/15/14	463
460	Series NYC-02, Rev., 5.75%, 06/15/11	508
700	Series NYC-02, Rev., 5.75%, 06/15/12	782
1,800	New York State Environmental Facilities Corp., State Clean Water & Drinking, New York City Municipal Water Project, Revolving Fund Series D, Rev., 5.50%, 06/15/12	1,990
1,000	New York State Environmental Facilities Corp., Solid Waste Disposal, Waste Management Project Series A, Rev., Adj., 2.90%, 05/01/12	998
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Fund
460	Series B, Rev., 5.70%, 07/15/09 (p)	497
3,220	Series L, Rev., 5.00%, 11/15/11	3,459
4,650	New York State Environmental Facilities Corp., State Water Revolving Fund, Unrefunded Balance Series B, Rev., 5.70%, 07/15/09	5,010
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Fund
4,425	Series B, Rev., 5.63%, 07/15/09 (p)	4,757
420	Series B, Rev., 5.63%, 07/15/09	453
4,940	Series B, Rev., 5.70%, 07/15/09	5,323

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   29

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
440	New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, Insured Mortgage Series C, Rev., FHA, 5.75%, 02/15/08 (p)	459
	New York State Thruway Authority Service Contract, Local Highway & Bridge, Service Contract
5,000	Rev., 5.50%, 04/01/12 (p)	5,524
3,765	Rev., 6.00%, 04/01/07 (p)	3,944
4,170	Rev., AMBAC, 5.75%, 04/01/10 (p)	4,568
585	Rev., MBIA, 5.50%, 04/01/10	629
865	New York State Thruway Authority, Highway & Bridge Trust Fund Series B-1, Rev., FGIC, 5.60%, 04/01/10 (p)	943
	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund
1,000	Series A, Rev., MBIA, 5.00%, 04/01/15	1,075
2,875	Series B, Rev., FGIC, 5.00%, 10/01/15	3,131
2,550	New York State Thruway Authority, Service Contract, Local Highway & Bridge, Unrefunded Balance Rev., 6.00%, 04/01/07	2,665
2,000	New York State Urban Development Corp., Correctional Facilities Series A, Rev., AMBAC-TCRS, 5.50%, 01/01/14	2,197
5,450	New York State Urban Development Corp., State Facilities Rev., MBIA-IBC, 5.75%, 04/01/11	5,993
	New York State Urban Development Corp., Correctional Capital Facilities
350	Series 7, Rev., 5.70%, 01/01/07 (p)	364
3,045	Series A, Rev., FSA, 5.25%, 01/01/14	3,309
	New York State Urban Development Corp., Correctional Facilities Service Contract
145	Series A, Rev., 5.00%, 01/01/08 (p)	152
115	Series A, Rev., FSA-CR, 5.00%, 01/01/08 (p)	120
310	Series B, Rev., AMBAC, 4.75%, 01/01/09 (p)	324
150	Series B, Rev., AMBAC, 5.25%, 01/01/09 (p)	159
110	Series B, Rev., FSA-CR, 5.00%, 01/01/09 (p)	116
145	Series C, Rev., AMBAC, 6.00%, 01/01/09 (p)	156
100	Series D, Rev., FSA, 5.25%, 01/01/11 (p)	108
	New York State Urban Development Corp., Correctional & Youth Facilities Services
260	Series A, Rev., 4.00%, 01/01/28	262
5,000	Series A, Rev., 5.00%, 01/01/27	5,186
1,450	Series A, Rev., 5.50%, 01/01/17	1,558
250	New York State Urban Development Corp., Personal Income Tax Series C-1, Rev., 5.00%, 03/15/09	260
	New York State Urban Development Corp., Personal Income Tax, State Facilities
3,500	Series A, Rev., 5.38%, 03/15/12 (p)	3,841
2,000	Series A, Rev., 5.38%, 03/15/12 (p)	2,195
	New York State Urban Development Corp., State Facilities
1,000	Rev., 5.60%, 04/01/15	1,115
375	Rev., 5.75%, 04/01/11	410
1,500	New York State Urban Development Corp., State Personal Income Tax, State Facilities Series A-2, Rev., MBIA, 5.50%, 03/15/19	1,729
	New York State Urban Development Corp., Youth Facilities Services Contract
115	Series A, Rev., 5.00%, 04/01/08 (p)	120
45	Series B, Rev., 5.88%, 04/01/10 (p)	50
	Niagara County, Public Improvement
400	GO, MBIA, 5.75%, 07/15/12	450
440	GO, MBIA, 5.75%, 07/15/14	505
1,940	Niagara Falls Bridge Commission, Tolls Series B, Rev., FGIC, 5.25%, 10/01/15	2,104
545	Ogdensburg Enlarged City School District/NY GO, MBIA, 4.50%, 06/15/11	569
1,010	Oneida County GO, FGIC, 5.50%, 03/15/11	1,099
1,000	Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Rev., FSA, 5.50%, 04/01/11	1,079
	Onondaga County
1,175	Series A, GO, 5.00%, 05/01/11	1,258
3,050	Series A, GO, 5.00%, 05/01/12	3,280
4,630	GO, 5.25%, 05/15/11	5,033
	Onondaga County, Unrefunded Balance
1,565	Series A, GO, 5.25%, 05/15/11	1,695
100	Peru Central School District GO, FGIC, 4.63%, 06/15/10	105
550	Phelps-Clifton Springs Central School District Series B, GO, MBIA, 4.00%, 06/15/10	563
4,395	Port Authority of New York & New Jersey 120th Series, Rev., MBIA, 5.75%, 10/15/07	4,548
775	Red Creek Central School District GO, FSA, 5.50%, 06/15/12	861
	Rondout Valley Central School District
195	GO, FSA, 5.13%, 03/01/10	209
865	GO, FSA, 5.25%, 03/01/18	930
930	GO, FSA, 5.25%, 03/01/19	1,000
	Scotia Glenville Central School District
1,050	GO, FGIC, 5.40%, 06/15/09	1,123
2,075	GO, FGIC, 5.50%, 06/15/09	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
275	Shenendehowa Central School District, Clifton Park GO, FSA, 5.50%, 07/15/11	301
	State of New York
3,000	GO, 6.00%, 03/01/07	3,077
1,219	2.60%, 01/01/07 (i)	1,213
7,400	Series A, GO, 6.00%, 07/15/08	7,819
500	Stillwater Central School District GO, MBIA, 5.20%, 06/15/09	528
	Suffolk County
1,025	Series B, GO, FSA, 5.25%, 05/01/13	1,120
1,870	Series C, GO, MBIA, 5.00%, 07/15/11	1,999
4,305	Suffolk Country IDA Rev., FGIC, 6.00%, 02/01/08	4,506
1,250	Suffolk County Judicial Facilities Agency Rev., 5.50%, 04/15/09	1,323
1,250	Suffolk County Water Authority, Waterworks Sub Lien, Rev., MBIA, 6.00%, 06/01/09 (p)	1,332
	Suffolk County, Public Improvement
2,765	Series C, GO, MBIA, 5.25%, 07/15/12	3,013
3,225	Suffolk County, Southwest Sewer District GO, MBIA, 6.00%, 02/01/08	3,376
	Town of Brookhaven
145	GO, MBIA, 5.00%, 08/15/14	158
835	GO, MBIA, 5.00%, 08/15/16	914
1,000	Town of Brookhaven, Public Improvement GO, AMBAC, 5.30%, 11/15/10 (p)	1,083
575	Town of Riverhead Series B, GO, MBIA, 5.00%, 06/15/13	621
	Triborough Bridge & Tunnel Authority, General Purpose
100	Series A, Rev., 4.75%, 01/01/16 (p)	107
100	Series A, Rev., 6.00%, 01/01/11 (p)	111
1,000	Series B, Rev., 5.75%, 01/01/12 (p)	1,116
7,495	Series SR, Rev., 5.50%, 01/01/12 (p)	7,990
5,150	Series Q, Rev., 6.75%, 01/01/09 (p)	5,467
3,595	Series X, Rev., 6.63%, 01/01/12 (p)	4,139
9,125	Series Y, Rev., 6.00%, 01/01/12 (p)	10,009
2,000	TSASC, Inc. Series 1, Rev., 4.75%, 06/01/16	2,002
	Unadilla ETC Central School District
1,480	GO, FGIC, 4.50%, 06/15/07	1,501
1,000	GO, FGIC, 4.50%, 06/15/08	1,023
1,780	GO, FGIC, 4.50%, 06/15/09	1,836
565	Warwick Valley Central School District GO, FSA, 5.50%, 01/15/10	612
	Watertown City School District
3,210	GO, FSA, 5.63%, 06/15/09	3,455
	Westchester County Healthcare Corp., County Guaranteed
2,870	Sub Series B, Rev., 5.20%, 11/01/10	3,056
8,115	Sub Series B, Rev., 5.25%, 11/01/10	8,656
1,700	Westchester County IDA, Civic Facilities, Children’s Village Project Series A, Rev., 5.30%, 03/15/09	1,783
1,705	William Floyd Union Free School District of the Mastics-Moriches-Shirley Series B, GO, MBIA, 4.63%, 06/15/08	1,749
	Windsor Central School District
2,820	GO, FGIC, 5.50%, 06/15/09	3,025
		654,178
	Ohio — 0.2%
1,500	Ohio Housing Finance Agency, Residential Mortgage Backed Securities Series A, Rev., 4.30%, 03/01/16	1,497
	Pennsylvania — 0.1%
850	Upper Merion Area School District Series 2004, GO, FSA, 5.35%, 09/01/13	939
	Puerto Rico — 7.8%
	Commonwealth of Puerto Rico
4,000	GO, MBIA, 5.75%, 07/01/11	4,433
2,460	GO, MBIA, 6.00%, 07/01/13	2,822
	Commonwealth of Puerto Rico, Public Improvement
1,120	GO, FSA-CR, 5.50%, 07/01/12	1,240
4,000	GO, MBIA, 5.75%, 07/01/10	4,356
	Puerto Rico Electric Power Authority
5,000	Series AA, Rev., MBIA, 5.50%, 07/01/09	5,326
2,695	Rev., MBIA, 5.00%, 07/01/18	2,977
535	Rev., MBIA, 5.00%, 07/01/20	595
210	Series A, GO, 5.50%, 07/01/18	236
210	Series JJ, Rev., MBIA, 5.25%, 07/01/15	234
475	Series KK, Rev., FSA, 5.25%, 07/01/13	523
	Puerto Rico Highway & Transportation Authority
3,000	Series AA, Rev., MBIA, 5.50%, 07/01/18	3,451
7,165	Rev., 5.00%, 07/01/07	7,297
685	Series AA, Rev., FGIC, 5.50%, 07/01/16	781
8,430	Series F, Rev., 5.00%, 07/01/07	8,585
1,500	Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	1,699
1,000	Series X, Rev., MBIA-IBC, 5.50%, 07/01/13	1,102
1,050	Series X, Rev., MBIA-IBC, 5.50%, 07/01/15	1,189
1,105	Series Z, Rev., FSA, 6.25%, 07/01/16	1,330

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   31

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Puerto Rico — Continued
1,400	Puerto Rico Municipal Finance Agency Series A, GO, FSA, 6.00%, 08/01/09 (p)	1,528
2,900	Puerto Rico Public Buildings Authority, Government Facilities Series K, Rev., Adj., 4.50%, 07/01/07	2,928
	Puerto Rico Public Buildings Authority, Government Facilities, Commonwealth Guaranteed
4,725	Series C, Rev., 5.00%, 07/01/07	4,812
1,470	Series C, Rev., 5.50%, 07/01/12	1,594
		59,038
	Texas — 0.4%
1,750	Grand Prairie Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 02/15/17	1,100
3,000	Lewisville Independent School District, Capital Appreciation, School Building GO, PSF-GTD, Zero Coupon, 08/15/15	2,033
		3,133
	Virgin Islands — 0.6%
4,000	Virgin Islands Public Finance Authority, Gross Receipts, Tax Loan Notes Series A, Rev., 6.38%, 10/01/10	4,441
	Virginia — 0.1%
740	Virginia Resources Authority, Infrastructure, Pooled Loan Bond Project Series B, Rev., 5.00%, 11/01/12	796
	Wisconsin — 0.4%
	State of Wisconsin
2,500	Series 1, 5.00%, 05/01/15	2,710
	Total Municipal Bonds (Cost $725,959)	750,062
	Other Assets in Excess of Liabilities — 0.8%	6,167
	NET ASSETS — 100.0%	$756,229

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

JPMorgan Tax Free Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

ACA	—	Insured by American Capital Access
ACA-CBI	—	ACA Certificate of Bond Insurance
Adj.	—	Adjustable. The interest rate shown is the rate in effect at February 28, 2006.
AMBAC	—	American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax Payer
BNY	—	Bank of New York
CA ST MTG	—	California State Mortgage
CBI	—	Cumulative Book Index
CIFG	—	Capitalized Interest Financial Guaranty
COLL	—	Collateral
CONS	—	Consolidated Bonds
COP	—	Certificates of Participation
CR	—	Custodial Receipts
FGIC	—	Financial Guaranty Insurance Co.
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GAN	—	Grant Anticipation Note
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD STD LNS	—	Guaranteed Student Loans
IBC	—	Insured Bond Certificates
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Insurance Association
PCR	—	Pollution Control Revenue
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
RADIAN	—	Radian Asset Assurance
Rev.	—	Revenue Bond
SBRF	—	School Bond Reserve Fund
SCH BD GTY	—	School Bond Guarantee
SO	—	Special Obligation
TCRS	—	Transferable Custodial Receipts
TRAN	—	Tax & Revenue Anticipation Note
VA MTGS	—	Veterans Administration Mortgage
XLCA	—	XL Capital Assurance
XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—
All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)	—
All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$136,771	$2,624,892	$750,062
Investments in affiliates, at value	2,011	34,218	—
Total investment securities, at value	138,782	2,659,110	750,062
Receivables:
Fund shares sold	37	4,834	907
Interest and dividends	1,855	33,114	8,606
Prepaid expenses and other assets	—	1	—
Total Assets	140,674	2,697,059	759,575

LIABILITIES:
Payables:
Due to custodian	—	—	990
Dividends	299	6,482	1,506
Investment securities purchased	—	3,620	—
Fund shares sold	3	5,642	335
Accrued liabilities:
Investment advisory fees	4	595	173
Administration fees	6	159	60
Shareholder servicing fees	20	292	101
Distribution fees	2	18	22
Custodian and accounting fees	6	39	12
Trustees’ fees — deferred compensation plan	1	20	11
Other	84	94	136
Total Liabilities	425	16,961	3,346
Net Assets	$140,249	$2,680,098	$756,229

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund
NET ASSETS:
Paid in capital	$136,486	$2,594,192	$732,382
Accumulated undistributed (distributions in excess of) net investment income	4	1,527	26
Accumulated net realized gains (losses)	(52)	1,224	(282)
Net unrealized appreciation (depreciation)	3,811	83,155	24,103
Net Assets	$140,249	$2,680,098	$756,229

Net Assets:
Class A	$13,372	$57,348	$59,428
Class B	—	10,023	16,125
Class C	147	2,508	2,197
Select Class	88,688	2,302,094	565,582
Institutional Class	38,042	308,125	112,897
Total	$140,249	$2,680,098	$756,229

Outstanding Units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,288	5,324	8,398
Class B	—	944	2,274
Class C	14	236	310
Select Class	8,544	216,253	79,740
Institutional Class	3,719	28,959	15,921

Net Asset Value:
Class A — Redemption price per share	$10.38	$10.77	$7.08
Class B — Offering price per share (a)	—	10.62	7.09
Class C — Offering price per share (a)	10.34	10.60	7.08
Select Class — Offering and redemption price per share	10.38	10.65	7.09
Institutional Class — Offering and redemption price per share	10.23	10.64	7.09
Class A Maximum sales charge	4.50%	4.50%	4.50%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$10.87	$11.28	$7.41

Cost of investments	$134,971	$2,575,955	$725,959

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   35

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund		Intermediate Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
INVESTMENT INCOME:
Interest income	$2,497	$4,894	$45,389	$75,355
Dividend income from affiliates (c)	129	128	985	1,220
Total investment income	2,626	5,022	46,374	76,575

EXPENSES:
Investment advisory fees	191	368	3,145	5,267
Administration fees	67	157	1,094	2,178
Distribution fees:
Class A	17	38	73	81
Class B	—	—	38	46
Class C	1	— (b)	8	9
Shareholder servicing fees:
Class A	17	38	73	81
Class B	—	—	13	15
Class C	— (b)	— (b)	3	3
Select Class	102	138	2,178	3,455
Institutional Class	16	52	141	334
Custodian and accounting fees	14	22	60	99
Professional fees	56	54	67	88
Trustees’ fees	1	1	15	21
Printing and mailing costs	10	10	98	44
Registration and filing fees	16	33	42	88
Transfer agent fees	21	48	79	122
Other	6	7	25	28
Total expenses	535	966	7,152	11,959
Less amounts waived	(148)	(254)	(990)	(1,397)
Less earnings credits	— (b)	(1)	(4)	(6)
Less expense reimbursements	—	—	—	(18)
Less reimbursement for legal matters	—	—	(3)	(1)
Net expenses	387	711	6,155	10,537
Net Investment Income (Loss)	2,239	4,311	40,219	66,038

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(40)	1,136	283	10,668
Futures	60	28	—	(517)
Swaps	—	—	—	147
Net realized gain (loss)	20	1,164	283	10,298
Change in net unrealized appreciation (depreciation) of:
Investments	(1,116)	(2,609)	(25,521)	(33,347)
Futures	39	(26)	—	292
Swaps	—	—	—	(20)
Net change in unrealized appreciation (depreciation)	(1,077)	(2,635)	(25,521)	(33,075)
Net realized/unrealized gains (losses)	(1,057)	(1,471)	(25,238)	(22,777)
Change in net assets resulting from operations	$1,182	$2,840	$14,981	$43,261

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)Amount is less than $1,000.

(c)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	New York Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
INVESTMENT INCOME:
Interest income	$12,950	$25,500
Dividend income from affiliates (c)	198	281
Total investment income	13,148	25,781

EXPENSES:
Investment advisory fees	965	1,969
Administration fees	336	838
Distribution fees:
Class A	76	189
Class B	64	155
Class C	8	14
Shareholder servicing fees:
Class A	76	189
Class B	21	52
Class C	2	4
Select Class	552	1,003
Institutional Class	61	157
Custodian and accounting fees	22	54
Professional fees	55	65
Trustees’ fees	5	8
Printing and mailing costs	30	40
Registration and filing fees	36	46
Transfer agent fees	51	146
Interest expense	7	—
Other	19	8
Total expenses	2,386	4,937
Less amounts waived	(132)	(392)
Less earnings credits	— (b)	(2)
Net expenses	2,254	4,543
Net Investment Income (Loss)	10,894	21,238

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(481)	1,473
Futures	144	25
Net realized gain (loss)	(337)	1,498
Change in net unrealized appreciation (depreciation) on:
Investments	(8,610)	(10,552)
Futures	96	28
Net change in unrealized appreciation (depreciation)	(8,514)	(10,524)
Net realized/unrealized gains (losses)	(8,851)	(9,026)
Change in net assets resulting from operations	$2,043	$12,212

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)Amount is less than $1,000.

(c)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,239	$4,311	$4,822	$40,219	$66,038	$58,192
Net realized gain (loss)	20	1,164	2,953	283	10,298	13,661
Change in net unrealized appreciation (depreciation)	(1,077)	(2,635)	239	(25,521)	(33,075)	8,709
Change in net assets resulting from operations	1,182	2,840	8,014	14,981	43,261	80,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(236)	(522)	(698)	(1,033)	(1,194)	(8)
From net realized gains	(25)	(219)	(454)	(192)	(6)	—
Class B
From net investment income	—	—	—	(147)	(185)	— (b)
From net realized gains	—	—	—	(33)	— (b)	—
Class C
From net investment income	(2)	(1)	—	(32)	(34)	(1)
From net realized gains	— (b)	—	—	(6)	(4)	—
Select Class
From net investment income	(1,390)	(1,941)	(1,225)	(33,103)	(52,096)	(41,589)
From net realized gains	(141)	(640)	(771)	(5,787)	(3,709)	(8,159)
Institutional Class
From net investment income	(584)	(1,783)	(2,941)	(5,556)	(12,496)	(16,465)
From net realized gains	(63)	(1,080)	(1,893)	(903)	(1,289)	(3,309)
Total distributions to shareholders	(2,441)	(6,186)	(7,982)	(46,792)	(71,013)	(69,531)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	19,795	(4,004)	(36,033)	722,769	527,215	(164,627)

NET ASSETS:
Change in net assets	18,536	(7,350)	(36,001)	690,958	499,463	(153,596)
Beginning of period	121,713	129,063	165,064	1,989,140	1,489,677	1,643,273
End of period	$140,249	$121,713	$129,063	$2,680,098	$1,989,140	$1,489,677
Accumulated undistributed (distributions in excess of) net investment income	$4	$(23)	$(87)	$1,527	$(229)	$(260)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	New York Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,894	$21,238	$24,431
Net realized gain (loss)	(337)	1,498	12,649
Change in net unrealized appreciation (depreciation)	(8,514)	(10,524)	2,519
Change in net assets resulting from operations	2,043	12,212	39,599

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,021)	(2,355)	(3,067)
From net realized gains	(63)	(1,270)	(1,288)
Class B
From net investment income	(227)	(492)	(606)
From net realized gains	(18)	(336)	(357)
Class C
From net investment income	(30)	(44)	(55)
From net realized gains	(2)	(29)	(31)
Select Class
From net investment income	(7,496)	(12,941)	(13,456)
From net realized gains	(456)	(5,891)	(5,894)
Institutional Class
From net investment income	(2,154)	(5,265)	(7,149)
From net realized gains	(131)	(2,747)	(3,163)
Total distributions to shareholders	(11,598)	(31,370)	(35,066)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	118,589	(11,566)	(81,069)

NET ASSETS:
Change in net assets	109,034	(30,724)	(76,536)
Beginning of period	647,195	677,919	754,455
End of period	$756,229	$647,195	$677,919
Accumulated undistributed (distributions in excess of) net investment income	$26	$61	$(80)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004 (d)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$207	$1,194	$1,783	$5,896	$12,880	$778
Net assets acquired in tax-free reorganization (Note 10)	—	—	—	—	61,712	—
Dividends reinvested	110	340	572	708	649	8
Cost of shares redeemed	(1,350)	(3,645)	(6,954)	(8,780)	(15,126)	(64)
Change in net assets from Class A capital transactions	$(1,033)	$(2,111)	$(4,599)	$(2,176)	$60,115	$722
Class B
Proceeds from shares issued	$—	$—	$—	$524	$473	$22
Net assets acquired in tax-free reorganization (Note 10)	—	—	—	—	12,225	—
Dividends reinvested	—	—	—	103	104	— (b)
Cost of shares redeemed	—	—	—	(1,282)	(1,916)	—
Change in net assets from Class B capital transactions	$—	$—	$—	$(655)	$10,886	$22
Class C
Proceeds from shares issued	$39	$121	$—	$1,128	$1,818	$82
Dividends reinvested	2	1	—	18	9	1
Cost of shares redeemed	—	(15)	—	(381)	(115)	—
Change in net assets from Class C capital transactions	$41	$107	$—	$765	$1,712	$83
Select Class
Proceeds from shares issued	$26,427	$57,371	$13,425	$367,492	$308,049	$151,252
Net assets acquired in tax-free reorganization (Note 10)	—	—	—	—	542,269	—
Subscription in kind	—	—	—	583,440	—	—
Dividends reinvested	267	864	814	7,043	10,746	14,722
Cost of shares redeemed	(18,102)	(16,439)	(10,193)	(298,328)	(275,544)	(229,098)
Change in net assets from Select Class capital transactions	$8,592	$41,796	$4,046	$659,647	$585,520	$(63,124)
Institutional Class
Proceeds from shares issued	$18,668	$10,780	$9,521	$138,884	$102,373	$66,252
Subscription in kind	—	—	—	—	—	512
Dividends reinvested	189	764	1,860	2,394	5,335	7,558
Cost of shares redeemed	(6,662)	(55,340)	(46,861)	(76,090)	(238,726)	(176,652)
Change in net assets from Institutional Class capital transactions	$12,195	$(43,796)	$(35,480)	$65,188	$(131,018)	$(102,330)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

(d)	Commencement of offering of Class A, Class B and Class C Shares on December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	California Tax Free Bond Fund			Intermediate Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004 (d)
SHARE TRANSACTIONS:
Class A
Issued	20	113	165	543	1,174	70
Shares issued in connection with Fund reorganization (Note 10)	—	—	—	—	5,609	—
Reinvested	10	32	53	66	59	1
Redeemed	(130)	(343)	(649)	(811)	(1,381)	(6)
Change in Class A Shares	(100)	(198)	(431)	(202)	5,461	65
Class B
Issued	—	—	—	49	43	2
Shares issued in connection with Fund reorganization (Note 10)	—	—	—	—	1,127	—
Reinvested	—	—	—	10	10	— (b)
Redeemed	—	—	—	(120)	(177)	—
Change in Class B Shares	—	—		(61)	1,003	2
Class C
Issued	4	11	—	106	168	7
Reinvested	— (b)	— (b)	—	1	1	— (b)
Redeemed	—	(1)	—	(36)	(11)	—
Change in Class C Shares	4	10	—	71	158	7
Select Class
Issued	2,545	5,467	1,257	34,445	28,410	13,750
Shares issued in connection with Fund reorganization (Note 10)	—	—	—	—	49,845	—
Subscription in kind	—	—	—	54,835	—	—
Reinvested	26	82	75	661	987	1,334
Redeemed	(1,749)	(1,563)	(946)	(27,953)	(25,376)	(20,767)
Change in Select Class Shares	822	3,986	386	61,988	53,866	(5,683)
Institutional Class
Issued	1,825	1,033	898	12,999	9,417	6,052
Subscription in kind	—	—	—	—	—	46
Reinvested	19	73	175	225	491	685
Redeemed	(651)	(5,344)	(4,377)	(7,145)	(22,043)	(16,038)
Change in Institutional Class Shares	1,193	(4,238)	(3,304)	6,079	(12,135)	(9,255)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than 1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

(d)	Commencement of offering of Class A, Class B and Class C Shares on December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,771	$18,337	$30,340
Dividends reinvested	848	2,887	3,582
Cost of shares redeemed	(8,217)	(39,805)	(37,421)
Change in net assets from Class A capital transactions	$(3,598)	$(18,581)	$(3,499)
Class B
Proceeds from shares issued	$20	$391	$1,662
Dividends reinvested	173	585	661
Cost of shares redeemed	(2,204)	(4,639)	(4,539)
Change in net assets from Class B capital transactions	$(2,011)	$(3,663)	$(2,216)
Class C
Proceeds from shares issued	$322	$653	$837
Dividends reinvested	27	64	74
Cost of shares redeemed	(150)	(553)	(784)
Change in net assets from Class C capital transactions	$199	$164	$127
Select Class
Proceeds from shares issued	$75,961	$116,854	$54,532
Subscription in kind	153,932	—	—
Dividends reinvested	1,455	6,845	7,446
Cost of shares redeemed	(89,285)	(77,046)	(81,285)
Change in net assets from Select Class capital transactions	$142,063	$46,653	$(19,307)
Institutional Class
Proceeds from shares issued	$7,429	$63,790	$17,319
Dividends reinvested	1,215	3,674	4,492
Cost of shares redeemed	(26,708)	(103,603)	(77,985)
Change in net assets from Institutional Class capital transactions	$(18,064)	$(36,139)	$(56,174)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	New York Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS:
Class A
Issued	531	2,526	4,074
Reinvested	120	398	484
Redeemed	(1,159)	(5,500)	(5,079)
Change in Class A Shares	(508)	(2,576)	(521)
Class B
Issued	3	54	223
Reinvested	24	80	89
Redeemed	(310)	(639)	(617)
Change in Class B Shares	(283)	(505)	(305)
Class C
Issued	45	91	112
Reinvested	3	9	10
Redeemed	(21)	(76)	(108)
Change in Class C Shares	27	24	14
Select Class
Issued	10,710	16,165	7,371
Subscription in kind	21,711	—	—
Reinvested	205	941	1,005
Redeemed	(12,554)	(10,590)	(10,985)
Change in Select Class Shares	20,072	6,516	(2,609)
Institutional Class
Issued	1,044	8,811	2,321
Reinvested	171	506	606
Redeemed	(3,754)	(14,354)	(10,526)
Change in Institutional Class Shares	(2,539)	(5,037)	(7,599)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   43

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$10.48	$0.18		$(0.08)	$0.10	$(0.18)	$(0.02)	$(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22	0.59	(0.38)	(0.24)	(0.62)
Year Ended August 31, 2003	11.07	0.39		(0.22)	0.17	(0.40)	(0.04)	(0.44)
September 10, 2001(e) to August 31, 2002	10.90	0.40		0.17	0.57	(0.40)	—	(0.40)

Intermediate Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	10.94	0.20		(0.14)	0.06	(0.19)	(0.04)	(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)	0.26	(0.39)	(0.04)	(0.43)
December 31, 2003(e) to August 31, 2004	11.10	0.27	(f)	0.01	0.28	(0.27)	—	(0.27)

New York Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	7.19	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)	0.13	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15	0.40	(0.24)	(0.11)	(0.35)
Year Ended August 31, 2003	7.45	0.26	(f)	(0.10)	0.16	(0.26)	— (g)	(0.26)
Year Ended August 31, 2002	7.37	0.26	(f)	0.10	0.36	(0.27)	(0.01)	(0.28)
February 16, 2001(e) to August 31, 2001	7.22	0.15		0.15	0.30	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.38	0.91%	$13,372	0.60%	3.50%	1.09%		4%
10.48	2.21	14,547	0.60	3.47	1.12		40
10.77	5.62	17,070	0.60	3.47	1.19		43
10.80	1.51	22,000	0.60	3.56	1.16		49
11.07	5.33	23,000	0.60	3.70	1.23		65

10.77	0.53	57,348	0.75	3.62	0.94		6
10.94	2.35	60,474	0.75	3.56	0.97		28
11.11	2.55	726	0.73	3.52	9.03	(h)	65

7.08	0.24	59,428	0.75	3.34	0.97		5
7.19	1.84	64,005	0.75	3.18	1.04		25
7.40	5.57	84,997	0.75	3.32	1.12		30
7.35	2.15	88,000	0.75	3.45	1.07		38
7.45	5.06	107,000	0.75	3.58	1.09		75
7.37	4.26	117,000	0.75	4.10	1.21		33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   45

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$10.79	$0.16		$(0.13)	$0.03	$(0.16)	$(0.04)	$(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003(e) to August 31, 2004	11.10	0.21	(f)	(0.12)	0.09	(0.21)	—	(0.21)

New York Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended August 31, 2003	7.46	0.20	(f)	(0.10)	0.10	(0.20)	— (g)	(0.20)
Year Ended August 31, 2002	7.38	0.21	(f)	0.08	0.29	(0.20)	(0.01)	(0.21)
February 16, 2001(e) to August 31, 2001	7.22	0.12		0.16	0.28	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.62	0.20%	$10,023	1.43%	3.01%	1.44%		6%
10.79	1.47	10,845	1.43	2.95	1.43		28
10.98	0.85	22	1.50	2.86	13.40	(h)	65

7.09	(0.10)	16,125	1.47	2.62	1.47		5
7.20	1.08	18,416	1.50	2.42	1.53		25
7.41	4.73	22,699	1.55	2.52	1.62		30
7.36	1.34	25,037	1.55	2.64	1.57		38
7.46	4.08	21,000	1.57	2.74	1.59		75
7.38	3.91	12,000	1.64	3.21	1.72		33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   47

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$10.44	$0.16		$(0.09)	$0.07	$(0.15)	$(0.02)	$(0.17)
February 18, 2005(e) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Intermediate Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003(e) to August 31, 2004	11.10	0.21	(f)	(0.09)	0.12	(0.21)	—	(0.21)

New York Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)
January 31, 2003(e) to August 31, 2003	7.46	0.10	(f)	(0.09)	0.01	(0.11)	— (g)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.34	0.68%	$147	1.10%	2.99%	1.59%		4%
10.44	0.76	107	1.10	2.89	1.53		40

10.60	0.23	2,508	1.43	3.00	1.44		6
10.77	1.05	1,774	1.45	2.82	2.21		28
11.01	1.13	82	1.50	2.83	14.81	(h)	65

7.08	(0.10)	2,197	1.47	2.61	1.47		5
7.19	1.00	2,032	1.50	2.42	1.53		25
7.41	4.73	1,922	1.55	2.52	1.61		30
7.36	0.17	2,000	1.55	2.40	1.57		38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   49

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$10.48	$0.18		$(0.09)	$0.09	$(0.17)	$(0.02)	$(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)
Year Ended August 31, 2003	11.07	0.39		(0.23)	0.16	(0.39)	(0.04)	(0.43)
Year Ended August 31, 2002	10.91	0.40		0.16	0.56	(0.40)	—	(0.40)
May 1, 2001 to August 31, 2001(e)	10.53	0.14		0.41	0.55	(0.14)	(0.03)	(0.17)
Year Ended April 30, 2001	10.20	0.45		0.33	0.78	(0.45)	—	(0.45)

Intermediate Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(f)	0.15	0.56	(0.41)	(0.08)	(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)
Year Ended August 31, 2002	10.98	0.43		0.21	0.64	(0.43)	(0.04)	(0.47)
Year Ended August 31, 2001	10.46	0.44		0.52	0.96	(0.44)	—	(0.44)

New York Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)
Year Ended August 31, 2003	7.46	0.26	(f)	(0.09)	0.17	(0.26)	— (g)	(0.26)
Year Ended August 31, 2002	7.38	0.26	(f)	0.09	0.35	(0.26)	(0.01)	(0.27)
Year Ended August 31, 2001	7.01	0.29		0.37	0.66	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund changed its fiscal year end from April 30 to August 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.38	0.90%	$88,688	0.65%	3.45%	0.85%	4%
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43
10.80	1.45	36,000	0.65	3.51	0.84	49
11.07	5.31	46,000	0.65	3.63	0.88	65
10.91	5.31	31,000	0.65	3.84	0.78	29
10.53	7.77	33,000	0.65	4.25	0.78	55

10.65	0.63	2,302,094	0.59	3.84	0.69	6
10.82	2.42	1,668,674	0.62	3.74	0.70	28
11.00	5.19	1,103,996	0.66	3.71	0.73	65
10.93	2.44	1,159,000	0.66	3.73	0.74	56
11.15	5.99	1,155,000	0.66	3.88	0.74	71
10.98	9.35	728,000	0.74	4.10	0.75	43

7.09	0.25	565,582	0.72	3.38	0.73	5
7.20	1.76	429,803	0.71	3.21	0.72	25
7.42	5.60	394,144	0.72	3.35	0.76	30
7.37	2.32	410,000	0.72	3.48	0.75	38
7.46	4.99	474,000	0.72	3.63	0.76	75
7.38	9.68	302,000	0.75	4.10	0.79	33

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   51

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$10.33	$0.17		$(0.07)	$0.10	$(0.18)	$(0.02)	$(0.20)
Year Ended August 31, 2005	10.61	0.42		(0.17)	0.25	(0.37)	(0.16)	(0.53)
Year Ended August 31, 2004	10.64	0.39		0.21	0.60	(0.39)	(0.24)	(0.63)
Year Ended August 31, 2003	10.90	0.41		(0.23)	0.18	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2002	10.73	0.42		0.16	0.58	(0.41)	—	(0.41)
May 1, 2001 to August 31, 2001(e)	10.36	0.14		0.40	0.54	(0.14)	(0.03)	(0.17)
Year Ended April 30, 2001	10.03	0.46		0.33	0.79	(0.46)	—	(0.46)

Intermediate Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	10.81	0.20		(0.12)	0.08	(0.21)	(0.04)	(0.25)
Year Ended August 31, 2005	10.99	0.43		(0.16)	0.27	(0.41)	(0.04)	(0.45)
Year Ended August 31, 2004	10.93	0.43	(g)	0.14	0.57	(0.43)	(0.08)	(0.51)
Year Ended August 31, 2003	11.15	0.43		(0.15)	0.28	(0.43)	(0.07)	(0.50)
September 1, 2001(f) to August 31, 2002	10.94	0.44		0.25	0.69	(0.44)	(0.04)	(0.48)

New York Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	7.20	0.13		(0.10)	0.03	(0.13)	(0.01)	(0.14)
Year Ended August 31, 2005	7.41	0.26		(0.10)	0.16	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2004	7.36	0.26		0.16	0.42	(0.26)	(0.11)	(0.37)
Year Ended August 31, 2003	7.46	0.28	(g)	(0.10)	0.18	(0.28)	— (h)	(0.28)
September 1, 2001(f) to August 31, 2002	7.33	0.27	(g)	0.15	0.42	(0.28)	(0.01)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	The Fund has changed its fiscal year end from April 30 to August 31.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.23	0.97%	$38,042	0.50%	3.66%	0.71%	4%
10.33	2.42	26,100	0.50	3.62	0.67	40
10.61	5.76	71,759	0.50	3.62	0.70	43
10.64	1.67	107,000	0.50	3.72	0.66	49
10.90	5.57	149,000	0.50	3.84	0.71	65
10.73	5.31	137,000	0.50	3.99	0.59	29
10.36	7.97	126,000	0.50	4.40	0.59	55

10.64	0.67	308,125	0.50	3.93	0.54	6
10.81	2.52	247,373	0.50	3.85	0.56	28
10.99	5.26	384,851	0.50	3.87	0.59	65
10.93	2.60	484,000	0.50	3.89	0.59	56
11.15	6.43	642,000	0.50	4.02	0.58	71

7.09	0.35	112,897	0.50	3.58	0.57	5
7.20	2.11	132,939	0.50	3.42	0.58	25
7.41	5.82	174,207	0.50	3.57	0.61	30
7.36	2.40	229,000	0.50	3.70	0.60	38
7.46	5.89	298,000	0.50	3.85	0.62	75

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   53

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Prior to February 19, 2005, California Tax Free Bond Fund was a separate series of J.P. Morgan Series Trust and Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund were separate series of J.P. Morgan Mutual Fund Select Trust, each an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, each Fund was reorganized and redomiciled as a separate series of the JPMorgan Trust I.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report.

Classes Offered
California Tax Free Bond Fund	Class A, Class C, Select Class and Institutional Class
Intermediate Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class
New York Tax Free Bond Fund	Class A, Class B, Class C, Select Class and Institutional Class

Effective February 28, 2006, the Funds have changed their fiscal year ends from August 31 to the last day of February.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of restricted and illiquid securities as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
California Tax Free Bond Fund	$3,898	2.8%
Intermediate Tax Free Bond Fund	87,222	3.3
New York Tax Free Bond Fund	17,300	2.3

54   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 28, 2006, the Funds had no outstanding futures contracts.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of when-issued purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) On Investments
California Tax Free Bond Fund	$—	$—	(b)	$—	(b)
Intermediate Tax Free Bond Fund	(2,351)	1,408		943
New York Tax Free Bond Fund	(153)	(1)		154

(b)	Amount rounds to less than one thousand.

The Funds’ reclassifications relate primarily to the reclassification of distributions, and differences relating to income recognition for securities acquired in a transfer-in-kind (see Note 11).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3F.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   55

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law. The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period Ended 2/28/2006	Year Ended 8/31/2005
California Tax Free Bond Fund	$8	$12
Intermediate Tax Free Bond Fund	64	112
New York Tax Free Bond Fund	13	26

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Funds’ Administrator subject to the same fee agreement.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds’ exclusive underwriter. JPMFD received no compensation in its capacity as the Funds’ underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
California Tax Free Bond Fund	0.25%	n/a%	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75	0.75
New York Tax Free Bond Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2006, the Distributor received the following amounts (amounts in thousands):

	Front-end Sales Charge	CDSC
California Tax Free Bond Fund	$3	$—
Intermediate Tax Free Bond Fund	70	30
New York Tax Free Bond Fund	48	39

The Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.25%	n/a%	0.25%	0.25%	0.10%
Intermediate Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10
New York Tax Free Bond Fund	0.25	0.25	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

56   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent. JPMCB was paid at the fee rates disclosed in the previous table.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plans) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
California Tax Free Bond Fund	0.60%	n/a%	1.10%	0.65%	0.50%
Intermediate Tax Free Bond Fund	0.75	1.43	1.43	0.59	0.50
New York Tax Free Bond Fund	0.75	1.55	1.55	0.72	0.50

The contractual expense limitation agreements were in effect for the six months ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006.

For the six months ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
California Tax Free Bond Fund	$114	$12	$18	$4	$148
Intermediate Tax Free Bond Fund	—	110	880	—	990
New York Tax Free Bond Fund	—	—	132	—	132

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of February 28, 2006, such officers did not receive compensation from the Funds for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the year ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

	Transfer Agent*			Transfer Agent*
California Tax Free Bond Fund			New York Tax Free Bond Fund
Class A	$11		Class A	$51
Class C	—		Class B	14
Select Class	10		Class C	1
Institutional Class	8		Select Class	14
	$29		Institutional Class	10
Intermediate Tax Free Bond Fund				$90
Class A	$13
Class B	—	(b)
Class C	9
Select Class	28
Institutional Class	14
	$64

(b)	Amount is less than $1,000.

*	Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Investment Transactions

During the six months ended February 28, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$24,773	$4,881
Intermediate Tax Free Bond Fund	254,746	125,244
New York Tax Free Bond Fund	33,272	38,360

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$134,971	$3,985	$174	$3,811
Intermediate Tax Free Bond Fund	2,573,697	90,853	5,440	85,413
New York Tax Free Bond Fund	725,807	26,219	1,964	24,255

For the Funds the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to differences relating to income recognition for securities acquired in a transfer-in-kind (see Note 11).

The tax character of distributions during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$125	$108	$233	$2,208	$2,441
Intermediate Tax Free Bond Fund	828	6,383	7,211	39,581	46,792
New York Tax Free Bond Fund	65	606	671	10,927	11,598

58   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$2,020	$—	$2,020	$4,166	$6,186
Intermediate Tax Free Bond Fund	271	5,007	5,278	65,735	71,013
New York Tax Free Bond Fund	1,235	9,041	10,276	21,094	31,370

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
California Tax Free Bond Fund	$449	$2,676	$3,125	$4,857	$7,982
Intermediate Tax Free Bond Fund	2,894	8,600	11,494	58,037	69,531
New York Tax Free Bond Fund	626	10,182	10,808	24,258	35,066

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax-exempt Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$305	$—	$3,811
Intermediate Tax Free Bond Fund	6,633	361	85,413
New York Tax Free Bond Fund	1,543	—	24,255

For the Funds, the cumulative timing differences primarily consist of deferred compensation, distributions payable, post October loss deferrals, and differences relating to income recognition for securities acquired in a transfer-in-kind (see Note 11).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 28, 2006, the Funds deferred post October capital losses to March 1, 2006 of (amounts in thousands):

Capital Losses
California Tax Free Bond Fund	$53
New York Tax Free Bond Fund	434

7. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of February 28, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The average borrowings for the period ended February 28, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
New York Tax Free Bond Fund	$5,382	10	$7

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

9. Legal Matters

On July 1, 2004, Bank One Corporation, the former corporate parent of One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (“BOIA”), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (“JPMDS”) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five-year period which commenced September 2004. In addition, BOIA has agreed to undertaking and has commenced implementation of relating to among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Trust(s) and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds’ investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys’ fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings. The court also ruled that certain claims in that complaint against other defendants are to be dismissed.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above. These matters are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

10. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge One Group Intermediate Tax Free Bond Fund (the “Target Fund”) into JPMorgan Intermediate Tax Free Income Fund (the “Acquiring Fund”).

60   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

The merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
One Group Intermediate Tax Free Bond Fund				$33,745
Class A	5,508	$61,712	$11.20
Class B	1,088	12,225	11.23
Class I	48,378	542,269	11.21
Acquiring Fund
JPMorgan Intermediate Tax Free Income Fund				70,092
Class A	231	2,544	11.00
Class B	3	36	10.85
Class C	103	1,122	10.84
Select Class	97,711	1,062,625	10.88
Institutional Class	35,334	384,142	10.87
Post Reorganization
JPMorgan Intermediate Tax Free Bond Fund				103,837
Class A	5,840	64,256	11.00
Class B	1,130	12,261	10.85
Class C	103	1,122	10.84
Select Class	147,556	1,604,894	10.88
Institutional Class	35,334	384,142	10.87

11. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan Intermediate Tax Free Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the JPMorgan Intermediate Tax Free Bond Fund and the JPMorgan Intermediate Tax Free Bond Fund received portfolio securities with market values, including net unrealized appreciation of $16,709 (in thousands), as listed below in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan Intermediate Tax Free Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Fund (amounts in thousands)	Number of Fund Shares Issued (amounts in thousands)
JPMorgan Chase Bank Intermediate Tax Exempt Bond Fund	$258,340	24,281
JPMorgan Chase Bank Connecticut Tax Exempt Bond Fund	42,000	3,947
JPMorgan Chase Bank Limited Term Tax Exempt Trust	247,255	23,238
JPMorgan Chase Bank Tax Exempt Trust	35,845	3,369
	$583,440	54,835

In addition, the JPMorgan Chase Bank New York Tax Exempt Bond Fund, a common trust fund, managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the JPMorgan New York Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Bank New York Tax Exempt Bond Fund purchased 21,711 Select Class Shares (amounts in thousands) of the JPMorgan New York Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund received portfolio securities with a market value of $153,932 (amounts in thousands), including net unrealized appreciation of $6,788 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the JPMorgan New York Tax Free Bond Fund is equal to the JPMorgan Chase Bank New York Tax Exempt Bond Fund’s cost of the securities at the time of the in-kind transfer.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   61

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Tax Free Bond Fund, JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (each a portfolio of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

62   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   63

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

64   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   65

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,009.10	$2.99	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,006.80	5.47	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Select Class
Actual	1,000.00	1,009.00	3.24	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,009.70	2.49	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

66   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
Intermediate Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,005.30	$3.73	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	1,002.00	7.10	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class C
Actual	1,000.00	1,002.30	7.10	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Select Class
Actual	1,000.00	1,006.30	2.93	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Institutional Class
Actual	1,000.00	1,006.70	2.49	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,002.40	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	999.00	7.29	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	999.00	7.29	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Select Class
Actual	1,000.00	1,002.50	3.57	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Institutional Class
Actual	1,000.00	1,003.50	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   67

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the fiscal year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
California Tax Free Bond Fund	$108
Intermediate Tax Free Bond Fund	6,383
New York Tax Free Bond Fund	606

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
California Tax Free Bond Fund	99.86%
Intermediate Tax Free Bond Fund	99.28
New York Tax Free Bond Fund	99.98

68   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-TF-206

ANNUAL REPORT FEBRUARY 28, 2006

JPMorgan Funds
Tax Free Funds
JPMorgan New Jersey Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan New Jersey Tax Free Bond Fund	2
Schedules of Portfolio Investments	4
Financial Statements	8
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26
Tax Letter	27

HIGHLIGHTS

•	Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth.

•	The Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace.

•	U.S. Treasury rates continued to move higher throughout the period.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
APRIL 24, 2006 (Unaudited)

Dear Shareholder:

Enclosed is the annual report for the JPMorgan New Jersey Tax Free Bond Fund for the six-month period ended February 28, 2006, the Fund’s new fiscal year-end. Inside, you will find in-depth information on the Fund along with an update from the portfolio management team. Please note that on April 24, 2006, the Board of Trustees of the Fund approved the liquidation and dissolution of the Fund on May 12, 2006 (the “Liquidation Date”). On the Liquidation Date, the Fund shall make a final liquidating distribution to its shareholders.

“Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year.”

Economic growth remains healthy

Although rising interest rates and higher energy prices had a slowing effect on economic growth, the U.S. economy continued to exhibit positive growth. For example, in the third and fourth calendar quarters of 2005, gross domestic product (GDP) growth was 4.1% and 1.6%, respectively, with the fourth-quarter slowdown reflecting a cutback in spending across the board. Nevertheless, for the entire 12-month period ended December 31, 2005, the economy grew at a pace of 3.5%, compared to 4.2% in calendar 2004.

In addition, the labor market continued to gain momentum, as the effects from 2005’s devastating hurricane season dwindled and mild winter weather helped boost employment figures. Jobless claims declined steadily, and the nation’s unemployment rate dropped to 4.8% in February 2006, compared to 5.4% in February 2005.

Despite rising energy prices, fears of widespread price increases subsided as the period progressed. Core inflation increased only 2.2% in calendar 2005, and the 12-month inflation rate as of February 28, 2006, remained muted at 2.1%.

Fed maintains campaign

Throughout the period, the Federal Reserve continued to raise its target rate for overnight lending at a steady and “measured” pace. The fed funds rate ended the period at 4.50%.

Concerns about higher interest rates have tempered enthusiasm about U.S. economic growth. Although inflation remains well-contained, robust growth figures have many investors convinced the Federal Reserve will raise the fed funds rate another 50 basis points to 5.00% by mid-2006.

Environment promotes lackluster returns

Following the Fed’s lead, U.S. Treasury rates continued to move higher throughout the period, with short-term rates increasing at a much greater pace than long-term rates. As a result, the yield curve’s flattening trend continued. The municipal yield curve exhibited a similar pattern, as yields on short-term municipal securities increased, while yields on longer-term securities remained relatively stable. Most rate increases occurred among securities in the 10-years-and-less maturity range.

Overall, performance in the bond market remained lethargic, with the Lehman Brothers Municipal Bond Index returning 1.00% for the period.

Growth may slow

Although we are impressed by the strength of the economy so far in 2006, we must discount somewhat the strength of the first two months of the year. January weather was among the warmest on record, and recent data likely overstate the general pace of activity.

Another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed present risks to our favorable outlook. With respect to Fed tightening, we are impressed with the early signals in Fed Chairman Bernanke’s tenure, and we believe that the Fed will try to be responsive to the fluctuations in incoming data.

Indeed, these risks increase the likelihood that 2006 will be a choppy year for corporate profits and economic data, which also have to prove they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the trust you have placed in us. We look forward to serving your future investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   1

JPMorgan New Jersey Tax Free Bond Fund1

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	Last day of February
Net Assets as of 2/28/06
(in thousands)	$60,325
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan New Jersey Tax Free Bond Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and exempt from New Jersey personal income tax, that state’s personal income tax. It also seeks to protect the value of your investment.* The Fund’s Select Class Shares posted a total return of 0.14% for the six-month period ended February 28, 2006, the Fund’s new fiscal year-end. The Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, returned 0.76% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Concerns about Federal Reserve action and the likely duration of the Fed’s current rate-hike campaign dominated the municipal market, creating challenges for fixed income investors focused on the short- and intermediate-term areas of the yield curve. The Fed implemented five rate hikes during the period, pushing the federal funds rate to 4.50%. Yields on short-term municipal securities followed suit, while yields on longer-term securities remained relatively stable. This led to continued flattening of the yield curve, with most rate increases occurring among securities with maturities of 10 years and less.

[1]	On April 24, 2006, the Board of Trustees of the Fund approved the liquidation and dissolution of the Fund on May 12, 2006 (the “Liquidation Date”). On the Liquidation Date, the Fund shall make a final liquidating distribution to its shareholders.

The Fund’s underperformance relative to the benchmark primarily was due to its higher overall quality profile during a period in which lower-quality outperformed. In particular, the percentage of the Fund’s securities that offered insurance protection was above that of the benchmark. In addition, Fund holdings in the two- to eight-year maturity range underperformed relative to the benchmark. The Fund also had greater exposure to bonds issued in Puerto Rico — 7.4% of the Fund versus 3.6% of the benchmark — which offered poor relative performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to restructure the Fund, shortening its maturity and duration from longer-term profiles to intermediate-term positions. As market conditions warranted, we reduced the Fund’s exposure to longer-term issues and reinvested in shorter-term securities. Our goal was to lower the Fund’s duration without reducing its income stream. The Fund’s duration ended the period at 5.1 years, compared to 4.7 years for the benchmark.

We also managed the Fund with the shareholder’s tax position in mind. The Fund had no holdings subject to the alternative minimum tax (AMT).

CREDIT QUALITY ALLOCATIONS AT FEBRUARY 28, 2006**

AAA	87.8%
AA	3.7
A	7.6
BAA	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/28/02
Without Sales Charge		1.40%	4.05%	4.64%
With Sales Charge*		(3.14)	3.08	4.16
CLASS B SHARES	3/28/02
Without CDSC		1.00	3.54	4.38
With CDSC**		(4.00)	3.19	4.38
CLASS C SHARES	2/18/05
Without CDSC		1.16	3.57	4.40
With CDSC***		0.16	3.57	4.40
SELECT CLASS SHARES	1/1/97	1.66	4.25	4.74

*	Sales Charge for Class A Shares is 4.50%

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (2/29/96 TO 2/28/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Select Class Shares include performance of a common trust fund for the period dating back to 08/31/94, prior to the Fund’s commencement of operations on 1/1/97. Returns prior to 1/1/97 for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund’s commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A and Class B Shares prior to their inception are calculated using the historical expenses of the Select Class Shares which are lower than the expenses of the Class A and Class B Shares.

Returns for the Class C Shares prior to their inception are calculated using the historical expenses of the Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan New Jersey Tax Free Bond Fund, Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, and Lipper New Jersey Municipal Debt Funds Index from February 29, 1996, to February 28, 2006. The performance of the Fund assumes reinvestment of all dividends. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper New Jersey Municipal Debt Funds Index, includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from one to 17 years. The Lipper New Jersey Municipal Debt Funds Index represents the total returns of the funds in the category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   3

JPMorgan New Jersey Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
	Municipal Bonds — 98.5%
	California — 0.6%
310	Nevada Union High School District, New Haven GO, FSA, 12.00%, 08/01/09	392
	Kansas — 0.5%
275	Kansas Development Finance Authority, Department of Corrections, El Dorado Unit Project Series H, Rev., MBIA, 5.20%, 08/01/11	296
	Michigan — 1.8%
985	Anchor Bay School District GO, Q-SBLF, 5.25%, 05/01/15	1,090
	New Jersey — 85.2%
140	Atlantic City Series A, GO, MBIA, 4.00%, 08/01/10	143
450	Atlantic County, Public Facilities Lease Agreement COP, FGIC, 6.00%, 03/01/13	511
205	Audubon School District GO, MBIA, 4.00%, 10/01/08	208
100	Cape May County Municipal Utilities Authority, Sewer Series A, Rev., FSA, 6.00%, 01/01/09	107
1,605	Casino Reinvestment Development Authority, Hotel Room Fee, Casino Reinvestment Rev., AMBAC, 5.13%, 01/01/15	1,758
	City of Bayonne
410	Series B, GO, FSA, SBRF, 5.00%, 01/15/16	445
400	Series B, GO, FSA, SBRF, 5.25%, 01/15/18	447
480	Series B, GO, FSA, SBRF, 5.25%, 01/15/19	539
505	Series B, GO, FSA, SBRF, 5.50%, 01/15/20	583
530	Series B, GO, FSA, SBRF, 5.50%, 01/15/21	615
485	Series B, GO, FSA, SBRF, 5.50%, 01/15/22	564
	City of Summit
1,040	GO, SBRF, 5.70%, 06/01/09 (p)	1,112
570	Essex County Improvement Authority, County Correctional Facilities Project Rev., FGIC, 5.75%, 10/01/10 (p)	624
1,385	Ewing Township School District GO, FGIC, SBRF, 5.30%, 08/01/08 (p)	1,446
1,010	Freehold Regional High School District GO, FGIC, SBRF, 5.00%, 03/01/16	1,111
130	Freehold Township Board of Education GO, MBIA, SBRF, 5.00%, 02/15/11	139
	Gloucester County Improvement Authority, County Guaranteed
100	Series A, Rev., MBIA, 5.35%, 08/01/09	106
175	Series A, Rev., MBIA, 5.70%, 08/01/10 (p)	191
320	Series B, Rev., FSA, 5.80%, 12/01/09 (p)	346
180	Series C, Rev., FSA, 5.80%, 12/01/09 (p)	195
160	Gloucester Township Board of Education GO, MBIA, SBRF, 5.00%, 08/01/12	172
1,220	Hillsborough Township School District GO, FSA, SBRF, 5.38%, 10/01/14 (m)	1,363
110	Howell Township GO, MBIA, 5.00%, 01/01/09	115
	Hudson County
1,500	COP, MBIA, 6.25%, 12/01/14	1,743
1,425	COP, MBIA, 7.00%, 12/01/12	1,684
175	Irvington Township Series B, GO, FSA, SBRF, 5.00%, 08/01/08	181
210	Jersey City Series A, GO, SBRF, 6.25%, 10/01/09	228
200	Jersey City Municipal Utilities Authority Rev., FSA, 5.25%, 12/01/12	219
475	Jersey City, School Improvement, School Board Fund Series B, GO, AMBAC, SBRF, 5.25%, 03/01/14	523
530	Jersey City, Water Series C, GO, MBIA, 5.25%, 09/01/14	582
1,000	Lenape Regional High School District GO, FGIC, SBRF, 5.00%, 10/01/14	1,078
170	Long Hill Township GO, 5.15%, 08/15/07	174
	Lopatcong Township Board of Education
380	GO, FSA, SBRF, 5.63%, 07/15/10 (p)	413
850	GO, FSA, SBRF, 5.70%, 07/15/10 (p)	926
55	Lower Township, General Improvement GO, FSA, 4.25%, 07/15/11	57
	Mainland Regional High School District
100	GO, SBRF, 5.20%, 11/15/06	101
105	GO, SBRF, 5.20%, 11/15/07	108
60	GO, SBRF, 5.25%, 11/15/08	63
110	GO, SBRF, 5.25%, 11/15/09	117
225	Merchantville Board of Education GO, FSA, SBRF, 5.00%, 01/15/09	235
	Middletown Township Board of Education
160	GO, MBIA, SBRF, 5.80%, 08/01/07 (p)	165
2,500	GO, MBIA, SBRF, 5.85%, 08/01/07 (p)	2,586
1,000	Monmouth County Improvement Authority Rev., AMBAC, 4.00%, 12/01/08	1,014
100	Monroe Township Board of Education, Middlesex County GO, FGIC, SBRF, 5.00%, 09/15/10	106
100	Morris County GO, 5.13%, 05/13/10	107
	Mount Olive Township Board of Education
375	GO, MBIA, SBRF, 4.00%, 07/15/08	380
185	GO, MBIA, SBRF, 4.00%, 07/15/09	188

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Jersey — Continued
625	GO, MBIA, SBRF, 4.00%, 07/15/10	639
300	New Jersey Building Authority, State Building Series B, Rev., FGIC, 5.25%, 12/15/15	332
100	New Jersey Economic Development Authority, Municipal Loan Pool Rev., FSA, 5.50%, 11/15/09	107
1,060	New Jersey Economic Development Authority, Performing Arts Center Project Series A, Rev., AMBAC, 6.00%, 06/15/08	1,118
	New Jersey Economic Development Authority, School Facilities Constructions
1,135	Series F, Rev., FGIC, 5.00%, 06/15/11	1,212
1,075	Series I, Rev., 5.00%, 09/01/14 (p)	1,171
1,000	Series K, Rev., AMBAC, 5.25%, 12/15/13	1,101
1,000	Series O, Rev., 5.00%, 03/01/15	1,069
	New Jersey Economic Development Authority, Transportation Project, Sublease
1,500	Series B, Rev., FSA, 5.50%, 05/01/07	1,536
220	Series B, Rev., FSA, 5.75%, 05/01/09	235
720	New Jersey State Educational Facilities Authority, Capital Improvement Fund Series A, Rev., 5.00%, 09/01/08	745
	New Jersey State Educational Facilities Authority, Drew University
600	Series C, Rev., FGIC, 5.25%, 07/01/18	676
1,545	Series C, Rev., MBIA, 5.25%, 07/01/08	1,617
1,050	New Jersey State Educational Facilities Authority, Higher Education Equipment Leasing Fund Series A, Rev., 5.00%, 09/01/08	1,086
1,000	New Jersey State Educational Facilities Authority, Princeton University Series E, Rev., 5.25%, 07/01/10 (p)	1,070
135	New Jersey State Educational Facilities Authority, Rowan College Series E, Rev., AMBAC, 5.75%, 07/01/06 (p)	137
175	New Jersey State Transit Corp. COP, FSA, 5.00%, 10/01/09	183
	New Jersey State Transit Corp., Federal Transportation Administration Grants
220	Series A, COP, AMBAC, 5.63%, 09/15/09	235
1,000	Series A, COP, AMBAC, 6.13%, 09/15/09 (p)	1,087
	New Jersey State Turnpike Authority
185	Rev., MBIA-IBC, 6.75%, 01/01/09 (p)	189
150	Rev., 6.75%, 01/01/09 (p)	153
335	Series C, Rev., MBIA-IBC-BNY, 6.50%, 01/01/16 (p)	394
260	Series C, Rev., 6.50%, 01/01/16 (p)	306
10	Series 2005-C, Rev., 6.50%, 01/01/16 (p)	12
10	Series 2005-C, Rev., MBIA-IBC-BNY, 6.50%, 01/01/16 (p)	12
	New Jersey State Turnpike Authority, Unrefunded Balance
40	Series 2005-C, Rev., 6.50%, 01/01/16	47
95	Series 2005-C, Rev., MBIA-IBC, 6.50%, 01/01/16	111
195	Series A, Rev., MBIA, 6.00%, 01/01/11	216
	New Jersey Transportation Trust Fund Authority, Transportation Systems
1,320	Series A, Rev., 5.00%, 06/15/09 (p)	1,384
400	Series A, Rev., 5.63%, 06/15/14	448
1,000	Series A, Rev., 5.75%, 06/15/16 (m)	1,138
370	Series A, Rev., 6.00%, 06/15/10 (p)	407
1,500	Series C, Rev., FSA, 5.50%, 12/15/13	1,670
1,000	Series D, Rev., FSA, 5.00%, 06/15/16	1,080
1,000	New Jersey Wastewater Treatment Trust, Insured Wastewater Treatment Series D, Rev., MBIA, 7.00%, 07/01/10	1,139
275	Passaic County GO, FSA, 5.00%, 05/01/12	296
100	South Brunswick Township Board of Education GO, FGIC, SBRF, 5.63%, 12/01/09 (p)	108
	State of New Jersey
160	GO, 5.50%, 05/01/10 (p)	172
100	Series D, GO, 6.00%, 02/15/11	111
215	Stony Brook Regional Sewage Authority Rev., 5.00%, 12/01/14	234
	Winslow Township Board of Education, Winslow School District
275	GO, FGIC, SBRF, 5.00%, 08/01/10	292
250	GO, FGIC, SBRF, 5.00%, 08/01/12	270
		51,363
	Pennsylvania — 1.6%
	Delaware River Port Authority, Pennsylvania & New Jersey, Port District Project
100	Series A, Rev., FSA, 5.25%, 01/01/12	108
810	Series B, Rev., FSA, 5.70%, 01/01/10 (m)	869
		977
	Puerto Rico — 7.3%
225	Commonwealth of Puerto Rico GO, BPO-MBIA-IBC, 7.00%, 07/01/10	256
	Commonwealth of Puerto Rico, Public Improvement
250	GO, FSA, 5.50%, 07/01/14	281
205	Series A, GO, FGIC, 5.25%, 07/01/12	224

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   5

JPMorgan New Jersey Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Puerto Rico — Continued
	Puerto Rico Electric Power Authority
140	Rev., MBIA, 5.00%, 07/01/19	155
200	Series NN, Rev., MBIA, 5.25%, 07/01/21	227
	Puerto Rico Highway & Transportation Authority
230	Series E, Rev., FSA, 5.50%, 07/01/15	261
380	Series W, Rev., MBIA-IBC, 5.50%, 07/01/13	418
1,200	Series W, Rev., MBIA-IBC, 5.50%, 07/01/15	1,359
250	Series X, Rev., 5.50%, 07/01/13	273
150	Series X, Rev., FSA-CR, 5.50%, 07/01/15	170
430	Series Z, Rev., MBIA, 6.25%, 07/01/14	505
85	Puerto Rico Public Finance Corp., Commonwealth Appropriations Series A, Rev., AMBAC, 5.38%, 06/01/17	96
170	University of Puerto Rico Series O, Rev., MBIA, 5.75%, 06/01/10	184
		4,409
	Texas — 1.1%
500	Laredo Independent School District, Building Capital Appreciation GO, PSF-GTD, Zero Coupon, 08/01/16	316
500	United Independent School District, Capital Appreciation GO, PSF-GTD, Zero Coupon, 08/15/15	316
		632
	Virgin Islands — 0.4%
250	Virgin Islands Public Finance Authority, Senior Lien, Matching Fund Lien Note Series A, Rev., 5.00%, 10/01/10	263
	Total Municipal Bonds (Cost $58,436)	59,422
Short-Term Investment — 0.9%
	Investment Company — 0.9%
516	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $516)	516
	Total Investments — 99.4% (Cost $58,952)	59,938
	Other Assets in Excess of Liabilities — 0.6%	387
	NET ASSETS — 100.0%	$60,325

__________
Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

JPMorgan Tax Free Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

AMBAC	—	American Municipal Bond Assurance Corp.
BNY	—	Bank of New York
BPO	—	Benevolent and Protective Order
COP	—	Certificates of Participation
CR	—	Custodial Receipts
FGIC	—	Financial Guaranty Insurance Co.
FSA	—	Financial Security Assurance
GO	—	General Obligation
IBC	—	Insured Bond Certificates
MBIA	—	Municipal Bond Insurance Association
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
Rev.	—	Revenue Bond
SBRF	—	School Bond Reserve Fund
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

New Jersey Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$59,422
Investments in affiliates, at value	516
Total investment securities, at value	59,938
Receivables:
Fund shares sold	10
Interest and dividends	701
Total Assets	60,649

LIABILITIES:
Payables:
Dividends	146
Fund shares sold	100
Accrued liabilities:
Investment advisory fees	1
Administration fees	2
Shareholder servicing fees	4
Distribution fees	1
Custodian and accounting fees	6
Trustees’ fees — deferred compensation plan	2
Other	62
Total Liabilities	324
Net Assets	$60,325

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

New Jersey Tax Free Bond Fund
NET ASSETS:
Paid in capital	$59,371
Accumulated undistributed (distributions in excess of) net investment income	3
Accumulated net realized gains (losses)	(35)
Net unrealized appreciation (depreciation)	986
Net Assets	$60,325

Net Assets:
Class A	$1,064
Class B	549
Class C	36
Select Class	58,676
Total	$60,325

Outstanding Units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	111
Class B	58
Class C	4
Select Class	6,116

Net Asset Value:
Class A — Redemption price per share	$9.59
Class B — Offering price per share (a)	9.54
Class C — Offering price per share (a)	9.55
Select Class — Offering and redemption price per share	9.59
Class A Maximum sales charge	4.50%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% – maximum sales charge)	$10.04

Cost of investments	$58,952

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   9

STATEMENT OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	New Jersey Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005
INVESTMENT INCOME:
Interest income	$1,177	$2,412
Dividend income from affiliates (c)	24	44
Total investment income	1,201	2,456

EXPENSES:
Investment advisory fees	92	193
Administration fees	32	82
Distribution fees:
Class A	1	3
Class B	2	6
Class C	— (b)	— (b)
Shareholder servicing fees:
Class A	1	3
Class B	1	2
Class C	— (b)	— (b)
Select Class	74	156
Custodian and accounting fees	13	23
Professional fees	53	54
Trustees’ fees	— (b)	1
Printing and mailing costs	5	3
Registration and filing fees	16	18
Transfer agent fees	13	28
Other	5	6
Total expenses	308	578
Less amounts waived	(76)	(74)
Less earnings credits	— (b)	(1)
Less expense reimbursements	—	(11)
Net expenses	232	492
Net Investment Income (Loss)	969	1,964

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(87)	731
Futures	37	(42)
Net realized gain (loss)	(50)	689
Change in net unrealized appreciation (depreciation) on:
Investments	(853)	(1,181)
Futures	18	(9)
Net change in unrealized appreciation (depreciation)	(835)	(1,190)
Net realized/unrealized gains (losses)	(885)	(501)
Change in net assets resulting from operations	$84	$1,463

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

(c)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the notes to financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	New Jersey Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$969	$1,964	$2,196
Net realized gain (loss)	(50)	689	1,138
Change in net unrealized appreciation (depreciation)	(835)	(1,190)	867
Change in net assets resulting from operations	84	1,463	4,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(13)	(37)	(41)
From net realized gains	(7)	(18)	(58)
Class B
From net investment income	(7)	(17)	(19)
From net realized gains	(4)	(13)	(27)
Class C
From net investment income	— (b)	— (b)	—
From net realized gains	— (b)	—	—
Select Class
From net investment income	(940)	(1,919)	(2,103)
From net realized gains	(437)	(1,032)	(2,224)
Total distributions to shareholders	(1,408)	(3,036)	(4,472)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(433)	(3,286)	(8,083)

NET ASSETS:
Change in net assets	(1,757)	(4,859)	(8,354)
Beginning of period	62,082	66,941	75,295
End of period	$60,325	$62,082	$66,941
Accumulated undistributed (distributions in excess of) net investment income	$3	$(10)	$— (b)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New Jersey Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$352	$558	$209
Dividends reinvested	6	3	82
Cost of shares redeemed	(37)	(954)	(924)
Change in net assets from Class A capital transactions	$321	$(393)	$(633)
Class B
Proceeds from shares issued	$1	$14	$192
Dividends reinvested	8	21	31
Cost of shares redeemed	(88)	(160)	(235)
Change in net assets from Class B capital transactions	$(79)	$(125)	$(12)
Class C
Proceeds from shares issued	$20	$15	$—
Dividends reinvested	1	— (b)	—
Change in net assets from Class C capital transactions	$21	$15	$—
Select Class
Proceeds from shares issued	$3,788	$4,595	$2,791
Dividends reinvested	98	936	2,026
Cost of shares redeemed	(4,582)	(8,314)	(12,255)
Change in net assets from Select Class capital transactions	$(696)	$(2,783)	$(7,438)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than $1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

	New Jersey Tax Free Bond Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
SHARE TRANSACTIONS:
Class A
Issued	37	56	21
Reinvested	1	— (b)	8
Redeemed	(4)	(97)	(91)
Change in Class A Shares	34	(41)	(62)
Class B
Issued	— (b)	2	19
Reinvested	1	2	3
Redeemed	(9)	(17)	(23)
Change in Class B Shares	(8)	(13)	(1)
Class C
Issued	2	2	—
Reinvested	— (b)	— (b)	—
Change in Class C Shares	2	2	—
Select Class
Issued	392	465	276
Reinvested	10	95	202
Redeemed	(476)	(839)	(1,212)
Change in Select Class Shares	(74)	(279)	(734)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount is less than 1,000.

(c)	Commencement of offering of Class C Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   13

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006

					Per share operating performance
		Investment operations			Distributions
Class A	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
New Jersey Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	$9.80	$0.14	$(0.14)	$—	$(0.14)	$(0.07)	$(0.21)
Year Ended August 31, 2005	10.04	0.27	(0.07)	0.20	(0.28)	(0.16)	(0.44)
Year Ended August 31, 2004	10.07	0.28	0.29	0.57	(0.28)	(0.32)	(0.60)
Year Ended August 31, 2003	10.36	0.30	(0.10)	0.20	(0.32)	(0.17)	(0.49)
April 1, 2002(e) to August 31, 2002	9.84	0.12	0.53	0.65	(0.13)	—	(0.13)

Class B
New Jersey Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	9.75	0.12	(0.14)	(0.02)	(0.12)	(0.07)	(0.19)
Year Ended August 31, 2005	9.99	0.23	(0.08)	0.15	(0.23)	(0.16)	(0.39)
Year Ended August 31, 2004	10.04	0.24	0.26	0.50	(0.23)	(0.32)	(0.55)
Year Ended August 31, 2003	10.34	0.26	(0.12)	0.14	(0.27)	(0.17)	(0.44)
April 1, 2002(e) to August 31, 2002	9.84	0.11	0.50	0.61	(0.11)	—	(0.11)

Class C
New Jersey Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	9.74	0.12	(0.12)	—	(0.12)	(0.07)	(0.19)
February 18, 2005(e) to August 31, 2005	9.80	0.12	(0.04)	0.08	(0.14)	—	(0.14)

Select Class
New Jersey Tax Free Bond Fund
September 1, 2005 to February 28, 2006 (d)	9.80	0.15	(0.14)	0.01	(0.15)	(0.07)	(0.22)
Year Ended August 31, 2005	10.04	0.30	(0.08)	0.22	(0.30)	(0.16)	(0.46)
Year Ended August 31, 2004	10.09	0.31	0.27	0.58	(0.31)	(0.32)	(0.63)
Year Ended August 31, 2003	10.34	0.34	(0.08)	0.26	(0.34)	(0.17)	(0.51)
Year Ended August 31, 2002	10.33	0.37	0.20	0.57	(0.37)	(0.19)	(0.56)
Year Ended August 31, 2001	9.73	0.42	0.60	1.02	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$9.59	0.03%	$1,064	1.00%	2.91%	1.26%		8%
9.80	2.08	761	1.00	2.80	1.65		44
10.04	5.87	1,184	1.00	2.89	2.22		54
10.07	1.92	2,000	1.00	2.87	3.13		59
10.36	6.67	56	1.00	3.16	33.81	(f)	75

9.54	(0.24)	549	1.50	2.46	1.75		8
9.75	1.60	641	1.50	2.33	2.27		44
9.99	5.14	786	1.50	2.38	2.75		54
10.04	1.31	1,000	1.50	2.44	4.96		59
10.34	6.20	58	1.50	2.72	36.90	(f)	75

9.55	0.01	36	1.50	2.42	1.77		8
9.74	0.86	15	1.50	2.37	1.57		44

9.59	0.14	58,676	0.75	3.18	1.00		8
9.80	2.32	60,665	0.75	3.06	0.86		44
10.04	5.92	64,971	0.75	3.12	0.93		54
10.09	2.58	72,000	0.75	3.35	0.90		59
10.34	5.82	83,000	0.75	3.64	0.89		75
10.33	10.69	82,000	0.75	4.18	0.93		48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Prior to February 19, 2005, New Jersey Tax Free Bond Fund was a separate series of J.P. Morgan Mutual Fund Select Trust, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, the Fund was reorganized and redomiciled as a separate series of the JPMorgan Trust I.

The following fund of the Trust (the “Fund”) is covered by this report.

Classes Offered
New Jersey Tax Free Bond Fund	Class A, Class B, Class C and Select Class

Effective February 28, 2006, the Fund has changed its fiscal year end from August 31 to the last day of February.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A Shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

16   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

As of February 28, 2006, the Fund had no outstanding futures contracts.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

Purchases of when-issued securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to segregate assets with a current value at least equal to the amount of when-issued purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the Fund are charged directly to the Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
New Jersey Tax Free Bond Fund	$—	(b)	$4	$(4)

(b)	Amount rounds to less than one thousand.

The Fund’s reclassifications were due to the reclassification of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.30% of the Fund’s respective average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law. The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	Period Ended 2/28/2006	Year Ended 8/31/2005
New Jersey Tax Free Bond Fund	$2	$4

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (“JPMCB”) served as the Funds’ Administrator subject to the same fee agreement.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Distributor receives no compensation in its capacity as the Fund’s underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Fund’s exclusive underwriter. JPMFD received no compensation in its capacity as the Fund’s underwriter.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, B and C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
New Jersey Tax Free Bond Fund	0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2006, the Distributor received the following amounts (amounts in thousands):

	Front-end Sales Charge	CDSC
New Jersey Tax Free Bond Fund	$14	$1

The Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
New Jersey Tax Free Bond Fund	0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Fund’s Shareholder Servicing Agent. JPMCB was paid at the fee rates disclosed in the previous table.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plans) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
New Jersey Tax Free Bond Fund	1.00%	1.50%	1.50%	0.75%

The contractual expense limitation agreements were in effect for the six months ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006.

18   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

For the six months ended February 28, 2006, the Fund’s service providers waived fees for each of the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total
New Jersey Tax Free Bond Fund	$36	$15	$25	$—	$76

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. As of February 28, 2006, such officers received no compensation from the Fund for serving in their respective roles.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party brokers/dealers. For the year ended February 28, 2006, the Fund did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Fund’s class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

Transfer Agent*
New Jersey Tax Free Bond Fund
Class A	$7
Class B	5
Class C	—
Select Class	7
$19

(b)	Amount is less than $1,000.

*	Effective February 19, 2005, the Fund no longer bears class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Investment Transactions

During the six months ended February 28, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
New Jersey Tax Free Bond Fund	$5,933	$4,967

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
New Jersey Tax Free Bond Fund	$58,952	$1,298	$312	$986

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
New Jersey Tax Free Bond Fund	$147	$304	$451	$957	$1,408

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
New Jersey Tax Free Bond Fund	$361	$702	$1,063	$1,973	$3,036

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
New Jersey Tax Free Bond Fund	$87	$2,242	$2,329	$2,143	$4,472

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax-exempt Income	Current Distributable Long-term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
New Jersey Tax Free Bond Fund	$151	$ —	$986

For the Fund, the cumulative timing differences primarily consist of deferred compensation, distributions payable and post October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2006, the Fund deferred post October capital losses to March 1, 2006 of (amounts in thousands):

Capital Losses
New Jersey Tax Free Bond Fund	$36

7. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of February 28, 2006, the Fund had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

20   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

8. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

New Jersey Tax Free Bond Fund primarily invested in issuers in the State of New Jersey. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

9. Subsequent Events

On April 24, 2006, the Board of Trustees of the Fund approved the liquidation and dissolution of the Fund on May 12, 2006 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of JPMorgan Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan New Jersey Tax Free Bond Fund (a portfolio of JPMorgan Trust I, hereafter collectively referred to as the “Fund”) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

22   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Fund’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

24   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006*	Annualized Expense Ratio
New Jersey Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,000.30	$4.96	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class B
Actual	1,000.00	997.60	7.43	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	1,000.10	7.39	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Select Class
Actual	1,000.00	1,001.40	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN TAX FREE FUNDS        FEBRUARY 28, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the fiscal year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

The Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2006 (amounts in thousands):

Long-Term Capital Gain Distribution
New Jersey Tax Free Bond Fund	$306

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
New Jersey Tax Free Bond Fund	99.99%

FEBRUARY 28, 2006        JPMORGAN TAX FREE FUNDS   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-NJTFB-206

ANNUAL REPORT FEBRUARY 28, 2006

Money Market Funds
JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Prime Money Market Fund	2
Liquid Assets Money Market Fund	3
U.S. Government Money Market Fund	4
U.S. Treasury Plus Money Market Fund	5
Federal Money Market Fund	6
100% U.S. Treasury Securities Money Market Fund	7
Tax Free Money Market Fund	8
Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	72
Financial Highlights	94
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	135
Trustees	136
Officers	138
Schedule of Shareholder Expenses	139
Tax Letter	144

HIGHLIGHTS

•	Despite negative headlines, corporate profits and the markets ended the period with respectable returns.

•	The bond markets remained lethargic during the last half of 2005.

•	Energy prices, inflation, and interest rate hikes kept many concerned investors out of the market.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for certain of the JPMorgan Money Market Funds for the period ended February 28, 2006, the Funds’ new fiscal year-end. Inside you’ll find in-depth information on some of our money market funds.

“For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001.”

Equity Markets Forge Ahead

During the last half of 2005 and early in 2006, the U.S. equity market struggled with many economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to a devastating hurricane season and political instability globally. While negative headlines concerned investors, corporate profits and the markets ended the period with respectable returns, as the S&P 500 Index returned 8.86%. With the slowest year-over-year increase in nine quarters, the U.S. economy grew 3.5% in all of 2005 compared with 2004.

For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001. While market strength came mostly from growing investor optimism about the economy and lower unemployment figures, there were slight fluctuations due to continued fears of rising oil prices and a softer housing market.

The labor market gained momentum in late 2005 with jobless claims declining steadily. The nation’s unemployment rate finished the year at 4.9% and continued this downward momentum into 2006, as U.S. non-farm payrolls increased by a better-than-expected 243,000 in February.

Flat Bond Markets

The taxable and tax-exempt bond markets remained lethargic during the last half of 2005, with little movement beyond the short end of the yield curve. The flattening yield curve and lack of valuation did little to inspire investors. Concerns about higher energy prices and possible higher inflation, plus the magnitude of the Federal Reserve’s tightening campaign, kept many investors out of the market. In January, the Federal Open Market Committee (FOMC) raised the fed funds rate, for the 14th consecutive time, by 25 basis points (bps) to 4.50%.

Treasuries widened across the curve in January, driven by tepid demand for government debt, stronger-than-expected durable goods orders and uncertainty about the policies of a new Federal Reserve Chairman. A weaker-than-expected productivity report released late in the period added to investor concerns that the Fed would continue to raise the fed funds rate. The U.S. federal deficit reached $119 billion in February, exceeding the year-ago record of $114 billion.

Outlook

The economy has been strong so far in 2006. The risks to our favorable outlook continue to be another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed. The Fed is expected to raise the fed funds rate at least two more times, bringing it to 5.00% by the end of the second quarter. These risks increase the likelihood that 2006 will be a choppy year in terms of corporate profits and economic data, which have to prove that they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital.
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets	$71.6 Billion
Average Maturity	45 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the funds credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	33.6%
2–7 days	5.5
8–30 days	25.9
31–60 days	13.4
61–90 days	9.4
91–180 days	4.2
181+ days	8.0

7-DAY SEC YIELD (1)

Morgan Shares	4.13%
Premier Shares	4.19
Agency Shares	4.39
Class B Shares	3.66
Class C Shares	3.65
Institutional Shares	4.45
Reserve Shares	3.93
Cash Management Shares	3.66
Capital Shares	4.49

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.11%, 4.16%, 4.32%, 3.45%, 3.44%, 4.37%, 3.90%, 3.64% and 4.42% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit and bank obligations.

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets	$10.7 Billion
Average Maturity	50 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	26.3%
2–7 days	10.3
8–30 days	28.9
31–60 days	10.1
61–90 days	9.5
91–180 days	5.2
181+ days	9.7

7-DAY SEC YIELD (1)

Morgan Shares	4.00%
Premier Shares	4.14
Agency Shares	4.34
Class B Shares	3.61
Class C Shares	3.60
Institutional Shares	4.40
Reserve Shares	3.88
Investor Shares	4.08
Capital Shares	4.45
Service Shares	3.58

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.95%, 4.10%, 4.26%, 3.39%, 3.38%, 4.31%, 3.84%, 4.05%, 4.37% and 3.49% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal.
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets	$22.5 Billion
Average Maturity	27 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	52.5%
2–7 days	4.1
8–30 days	22.4
31–60 days	5.2
61–90 days	11.3
91–180 days	1.8
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	4.04%
Premier Shares	4.25
Agency Shares	4.40
Institutional Shares	4.45
Reserve Shares	3.94
Capital Shares	4.51
Service Shares	3.62

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.00%, 4.16%, 4.31%, 4.37%, 3.90%, 4.42% and 3.54% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets	$10.6 Billion
Average Maturity	5 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	82.6%
2–7 days	1.9
8–30 days	10.3
31–60 days	4.7
61–90 days	0.5
91–180 days	0.0
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	3.89%
Premier Shares	4.04
Agency Shares	4.24
Class B Shares	3.51
Class C Shares	3.50
Institutional Shares	4.30
Reserve Shares	3.78
Investor Shares	3.98

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.83%, 3.99%, 4.15%, 3.28%, 3.27%, 4.20%, 3.73% and 3.94%, for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets	$3.4 Billion
Average Maturity	29 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	38.0%
2–7 days	0.0
8–30 days	35.7
31–60 days	13.0
61–90 days	8.1
91–180 days	2.7
181+ days	2.5

7-DAY SEC YIELD (1)

Morgan Shares	4.00%
Premier Shares	4.14
Agency Shares	4.34
Institutional Shares	4.40
Reserve Shares	3.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.95%, 4.10%, 4.26%, 4.31%, and 3.84% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets	$7.5 Billion
Average Maturity	45 days
S&P rating*	AAAm–G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	7.1
8–30 days	27.2
31–60 days	34.4
61–90 days	27.5
91–180 days	3.8
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	3.74%
Premier Shares	3.94
Agency Shares	4.10
Institutional Shares	4.14
Reserve Shares	3.64
Capital Shares	4.20

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.69%, 3.84%, 4.00%, 4.05%, 3.58%, and 4.10% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income excluded from gross income while preserving capital and maintaining liquidity.*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets	$16.5 Billion
Average Maturity	23 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	8.1%
2–7 days	77.6
8–30 days	0.7
31–60 days	1.6
61–90 days	2.2
91–180 days	6.6
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	2.62%
Premier Shares	2.76
Agency Shares	2.96
Institutional Shares	3.02
Reserve Shares	2.50

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.58%, 2.73%, 2.89%, 2.94% and 2.47% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as consistent with liquidity and stability of principal.
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets	$1.9 Billion
Average Maturity	24 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	21.7%
2–7 days	58.6
8–30 days	2.8
31–60 days	6.4
61–90 days	0.8
91–180 days	6.2
181+ days	3.5

7-DAY SEC YIELD (1)

Morgan Shares	2.61%
Premier Shares	2.75
Agency Shares	2.95
Institutional Shares	3.01
Reserve Shares	2.50
Service Shares	2.18
E*Trade Shares	2.19

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.56%, 2.71%, 2.87%, 2.92%, 2.46%, 2.09%, and 2.10%, for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 1.4%
100,000	Newcastle CDO Ltd. (Cayman Islands)
	Series 3A, Class 1MM, FRN, 4.60%, 03/24/06 (e) (i)	100,000
120,000	Premium Asset Trust
	FRN, 4.68%, 03/01/06 (e) (i)	120,000
50,000	Structured Asset Repackaged Trust
	FRN, 4.72%, 03/15/06 (e) (i)	50,000
48,187	TIAA Retail Commercial Trust, (Cayman Islands)
	Series 1A, Class A1MM, FRN, 4.64%, 03/29/06 (e) (i)	48,187
66,899	Wachovia Asset Securitization, Inc.
	Series 2005-HM1A, Class AMM, FRN, 4.57%, 03/25/06 (e) (i)	66,899
100,000	Whitehawk CDO Funding Ltd. ( Cayman Islands)
	Series 2004-1A, Class AMMD, FRN, 4.51%, 03/15/06 (e) (i)	100,000
	Wind Master Trust Notes
227,169	Series 2005-12A, Class A2, FRN, 4.58%, 03/26/06 (e) (i)	227,169
103,151	Series 2005-124A, Class A2, FRN, 4.58%, 03/27/06 (e) (i)	103,151
169,116	Series 2005-17A, Class A1, FRN, 4.58%, 03/27/06 (e) (i)	169,116
	Total Asset Backed Securities (Cost $984,522)	984,522
Corporate Bonds — 25.9%
	Banks — 11.0%
	Australia & New Zealand Banking Group Ltd., (Australia)
130,000	FRN, 4.55%, 03/07/06 (e)	130,000
100,000	FRN, 4.55%, 03/23/06 (e)	100,000
	Bank of America N.A.
150,000	3.90%, 05/01/06	150,000
753,000	FRN, 4.56%, 03/01/06	753,000
175,000	Banque Nationale de Paris
	FRN, 4.51%, 03/04/06	174,974
	Barclays Bank plc
75,000	FRN, 4.51%, 03/05/06	74,996
200,000	FRN, 4.53%, 03/27/06	199,972
600,000	Bayerische Landesbank (Germany)
	FRN, 4.59%, 03/24/06	600,000
	BNP Paribas (France)
158,100	FRN, 4.24%, 08/30/06	158,100
225,000	FRN, 4.55%, 03/26/06	225,000
200,000	Fifth Third Bancorp.
	FRN, 4.55%, 03/23/06 (e)	200,000
29,100	Fortis Bank
	3.97%, 07/17/06	29,100
	HBOS Treasury Services plc (United Kingdom)
300,000	FRN, 4.57%, 03/24/06 (e)	300,000
570,000	FRN, 4.62%, 03/02/06 (e)	570,000
805,000	FRN, 4.84%, 05/20/06 (e)	805,000
	HSBC Bank USA N.A.
125,063	FRN, 4.51%, 03/14/06	125,063
70,000	FRN, 4.72%, 05/04/06	70,006
	Royal Bank of Canada
350,000	3.81%, 05/02/06	349,985
100,000	4.22%, 08/30/06	99,993
	Royal Bank of Scotland plc
200,000	3.95%, 08/04/06	200,004
50,000	3.98%, 08/11/06	49,999
594,400	4.31%, 09/29/06	594,400
170,000	FRN, 4.49%, 03/07/06	169,978
150,000	FRN, 4.55%, 03/30/06	149,985
	Royal Bank of Scotland plc (United Kingdom)
250,000	FRN, 4.54%, 03/23/06 (e)	250,000
100,000	FRN, 4.79%, 05/24/06 (e)	100,037
	Societe Generale (France)
20,000	FRN, 4.51%, 03/14/06	19,999
85,000	FRN, 4.54%, 03/02/06 (e)	85,000
100,000	FRN, 4.55%, 03/31/06	99,988
375,000	Suntrust Bank
	FRN, 4.43%, 03/12/06	375,000
570,000	UniCredito Italiano
	FRN, 4.46%, 03/28/06	56,998
	Wells Fargo & Co.
16,000	3.76%, 03/29/06	16,000
271,000	FRN, 4.53%, 03/03/06	271,000
175,000	FRN, 4.62%, 03/02/06	175,000
160,000	Western Pacific Banking Corp.
	FRN, 4.49%, 03/11/06	160,000
		7,888,577
	Capital Markets — 0.9%
80,000	Citigroup Global Markets Holdings, Inc.
	FRN, 4.75%, 04/25/06	80,051
75,000	Credit Suisse First Boston
	FRN, 4.59%, 04/05/06	75,004
200,000	Goldman Sachs Group, Inc.
	4.57%, 03/13/06 (e) (i)	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
250,000	Lehman Brothers Holdings, Inc.
	Series 1, FRN, 4.60%, 03/22/06	250,000
		605,055
	Diversified Financial Services — 13.5%
	Beta Finance Inc.
150,000	FRN, 4.55%, 03/15/06 (e)	150,002
1,149,000	FRN, 4.57%, 03/01/06 (e)
	CC USA, Inc.	1,148,979
150,000	FRN, 4.46%, 03/29/06 (e)	149,987
62,000	FRN, 4.52%, 03/15/06 (e)	61,997
360,000	FRN, 4.56%, 03/01/06 (e)	359,982
173,000	FRN, 4.57%, 03/01/06 (e)	172,998
310,000	FRN, 4.62%, 03/11/06 (e) (i)	310,000
200,000	Dorada Finance, Inc.
	FRN, 4.57%, 03/01/06 (e)	199,997
	Five Finance, Inc.
191,000	FRN, 4.56%, 03/01/06 (e)	190,986
100,000	FRN, 4.57%, 03/01/06 (e)	99,999
	General Electric Capital Corp.
150,000	FRN, 4.49%, 03/30/06	150,000
350,000	FRN, 4.56%, 03/07/06	350,000
468,000	FRN, 4.67%, 03/09/06	468,000
400,000	FRN, 4.67%, 03/17/06	400,000
	K2 (USA) LLC
150,000	4.00%, 08/11/06 (e)	150,000
110,000	FRN, 4.46%, 03/26/06 (e)	109,994
95,000	FRN, 4.46%, 03/28/06 (e)	94,995
90,000	FRN, 4.53%, 03/11/06 (e)	89,994
15,000	FRN, 4.53%, 03/20/06 (e)	14,999
133,300	FRN, 4.54%, 03/25/06 (e)	133,292
90,000	FRN, 4.56%, 03/01/06 (e)	99,996
50,000	FRN, 4.56%, 03/30/06 (e)	49,998
390,300	FRN, 4.57%, 03/01/06 (e)	390,291
	Links Finance LLC
60,000	FRN, 4.57%, 03/01/06 (e)	59,999
85,000	FRN, 4.46%, 03/27/06 (e)	84,995
59,000	FRN, 4.52%, 03/15/06 (e)	58,996
345,000	Merrill Lynch & Co., Inc.
	FRN, 4.63%, 03/04/06	345,000
60,000	Morgan Stanley
	VAR, 4.81%, 05/05/06	60,011
263,000	Money Market Trust
	FRN, 4.65%, 03/15/06 (e) (i)	263,000
30,000	Nationwide Building Society
	FRN, 4.74%, 04/21/06 (e)	30,013
	Restructured Asset Securities with Enhanced Returns (RACERS)
185,000	FRN, 4.72%, 03/08/06 (e) (i)	185,000
120,000	FRN, 4.77%, 03/03/06 (e) (i)	120,000
364,500	FRN, 4.77%, 03/15/06 (e) (i)	364,500
400,000	FRN, 4.79%, 05/21/06 (e) (i)	400,000
	Sigma Finance, Inc.
150,000	3.83%, 04/28/06 (e)	150,000
300,000	3.84%, 04/24/06 (e)	300,000
175,000	FRN, 4.53%, 03/15/06 (e)	174,991
200,000	FRN, 4.54%, 03/25/06 (e)	199,997
695,000	FRN, 4.57%, 03/01/06 (e)	694,994
40,000	FRN, 4.57%, 03/06/06 (e)	40,000
	Tango Finance Corp.
177,000	FRN, 4.56%, 04/17/06 (e)	176,984
50,000	FRN, 4.57%, 03/01/06 (e)	49,998
100,000	FRN, 4.58%, 03/01/06 (e)	99,999
94,500	FRN, 4.62%, 04/30/06 (e)	94,494
	Toyota Motor Credit Corp.
80,000	FRN, 4.55%, 03/01/06	80,000
125,000	FRN, 4.56%, 03/01/06	125,000
134,000	Union Hamilton Special Funding LLC FRN, 4.52%, 03/28/06 (e) (i)	134,000
		9,638,457
	Multiline Retail — 0.1%
90,000	Wal-Mart Stores, Inc.
	5.59%, 06/01/18	90,411
	Personal Products — 0.4%
300,000	Procter & Gamble Co.
	FRN, 4.45%, 03/09/06 (e)	300,000
	Total Corporate Bonds (Cost $18,522,500)	18,522,500
Funding Agreements — 1.3%
	Capital Markets — 0.1%
80,000	Travelers Group, Inc.
	4.56%, 03/08/06 (e) (f) (i)	80,000
	Insurance — 1.2%
75,000	AIG Life Insurance Co.
	4.61%, 03/27/06 (e) (f) (i)	75,000
200,000	Metropolitan Life Insurance Co.
	4.56%, 03/15/06 (e) (f) (i)	200,000
145,750	Monumental Global Funding Ltd II (Cayman Islands)
	4.78%, 05/08/06	145,843

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Funding Agreements — Continued
	Insurance — Continued
	New York Life Insurance Co.
200,000	4.47%, 03/01/06 (e) (f) (i)	200,000
200,000	4.71%, 04/27/06 (e) (f) (i)	200,000
20,000	Transamerica Occidental Life Insurance Co.
	4.74%, 03/11/06 (e) (f) (i)	20,000
		840,843
	Total Funding Agreements (Cost $920,843)	920,843
	Municipal Bonds — 0.1%
60,000	New York City, Taxable
	Sub-Series A-10, GO, FSA, 4.53%, 03/06/06 (Cost $60,000)	60,000
	U.S. Government Agency Securities — 0.2%
99,310	Federal National Mortgage Association
	FRN, 4.45%, 03/07/06	99,310
35,000	Federal Home Loan Bank
	3.75%, 09/29/06	34,805
	Total U.S. Government Agency Securities (Cost $134,115)	134,115

	Certificates of Deposit — 25.0%
338,500	Abbey National plc
	4.55%, 03/31/06	338,500
	Alliance & Leicester plc
95,000	4.51%, 04/18/06	95,001
50,000	4.52%, 04/21/06	50,000
300,000	Allied Irish Banks
	4.67%, 05/09/06	300,000
	Banco Bilbao Vizcaya
300,000	4.50%, 04/19/06	300,000
300,000	4.51%, 04/19/06	300,002
282,000	4.53%, 03/28/06	282,000
150,000	4.68%, 05/10/06	150,000
	Barclays Bank plc
115,000	4.50%, 03/28/06	115,000
700,000	4.51%, 03/23/06	699,902
556,000	4.73%, 11/06/06 (e)	556,000
456,500	4.80%, 12/05/06	456,500
	BNP Paribas
697,150	4.30%, 04/17/06	697,150
302,200	4.77%, 01/24/07	302,200
	Calyon
692,000	3.41%, 03/21/06	692,000
250,000	4.24%, 08/30/06	250,000
292,000	4.66%, 07/20/06	292,000
360,000	4.71%, 11/06/06	360,000
179,000	4.78%, 01/24/07	179,000
525,000	Canadian Imperial Bank of Commerce
	FRN, 4.63%, 03/15/06	525,000
	Citibank N.A.
185,403	4.67%, 05/09/06	185,403
774,000	4.74%, 05/23/06	774,000
	Credit Agricole S.A.
90,000	4.83%, 01/30/07	89,882
340,000	4.94%, 02/07/07	340,000
433,000	5.09%, 03/01/07	433,000
	Credit Suisse First Boston LLC
250,000	4.51%, 04/20/06	250,000
185,000	4.55%,03/19/06	185,010
	Deutsche Bank Securities, Inc.
468,765	4.80%, 10/26/06	468,765
48,300	4.97%, 02/07/07	48,300
	Deutsche Bank AG
442,800	3.83%, 04/21/06	442,800
485,000	4.56%, 03/01/06	485,000
305,000	Dexia Credit Local (France)
	FRN, 4.51%, 03/03/06	304,964
150,000	Fortis Bank, 4.52%, 03/10/06	150,000
	HBOS Treasury Services plc (United Kingdom)
250,000	3.82%, 05/01/06	250,000
426,900	4.31%, 09/28/06	426,900
	Landesbank Hessen (Germany)
400,000	3.41%, 03/21/06	400,000
120,000	4.51%, 03/04/06	119,978
	Natexis Banques Populaires
185,000	4.50%, 03/28/06	185,000
413,000	4.54%, 03/28/06	413,000
50,000	4.52%, 03/08/06	49,995
127,500	4.66%, 07/20/06	127,500
300,000	National City
	4.74%, 05/24/06	300,000
	Nordea Bank of Finland plc
200,000	4.56%, 03/01/06	199,989
100,000	4.55%, 03/04/06	99,997
400,000	Royal Bank of Canada
	4.43%, 03/22/06	399,936
	Royal Bank of Scotland plc
465,000	3.95%, 08/04/06	465,000
235,000	3.99%, 08/11/06	235,000

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — Continued
300,000	4.59%, 03/05/06	299,982
	Societe Generale
105,000	4.00%, 07/19/06	104,979
350,000	4.51%, 04/20/06	350,000
469,560	4.64%, 07/10/06	469,560
507,500	4.81%, 10/30/06	507,500
220,000	Suntrust Bank
	FRN, 4.44%, 03/06/06	220,000
379,350	Toronto Dominion Bank
	4.75%, 10/27/06	379,350
290,000	UBS AG (Switzerland)
	4.55%, 03/31/06	290,000
	UniCredito Italiano S.p.A.
100,000	4.51%, 04/20/06	100,000
150,000	4.68%, 05/10/06	150,001
277,000	Washington Mutual Bank
	FRN, 4.55%, 03/20/06	277,001
	Total Certificates of Deposit (Cost $17,918,047)	17,918,047
	Commercial Paper — 22.2%
31,000	Ajax Bambino Funding, Inc. (Cayman Islands)
	4.68%, 05/05/06	30,741
	Alpine Securitization Corp.
157,000	4.53%, 03/09/06	156,842
129,000	4.54%, 03/23/06	128,644
	ANZ Delaware
80,370	4.30%, 04/17/06	79,928
43,600	4.47%, 04/05/06 (m)	43,413
50,000	Aquinas Funding LLC
	4.42%, 03/06/06	49,970
133,000	ASAP Funding Ltd.
	4.44%, 03/02/06	132,984
	ASB Bank Ltd.
32,900	4.67%, 05/03/06	32,634
25,000	4.67%, 05/08/06	24,782
100,000	4.44%, 05/03/06	99,240
	Atlantis One Funding Corp.
59,394	4.42%, 03/02/06	59,387
203,842	4.44%, 03/13/06	203,544
211,071	4.54%, 03/23/06	210,488
106,500	4.56%, 04/19/06	105,846
73,000	4.65%, 05/08/06	72,366
21,546	4.67%, 05/10/06	21,352
146,753	Bank of Ireland
	4.67%, 05/09/06	145,452
164,000	Banque et Caisse d’Etat (Luxembourg)
	4.55%, 04/20/06	162,975
100,000	Banque Generale du Luxembourg
	4.55%, 03/27/06	99,674
	Barclays Bank plc
235,000	4.57%, 04/03/06	234,025
44,750	4.68%, 05/10/06	44,347
141,400	Barclays U.S. Funding, LLC
	4.47%, 04/04/06	140,810
37,000	Blue Spice LLC
	4.57%, 04/18/06	36,777
205,500	BNP Paribas
	4.47%, 04/04/06	204,642
190,000	Cafco LLC
	4.47%, 04/03/06	189,230
75,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 4.44%, 03/13/06	74,890
20,000	Calyon N.A. Co.
	4.56%, 04/06/06	19,909
	Charta Corp.
33,000	4.47%, 04/03/06	32,866
178,000	4.54%, 03/23/06	177,508
80,000	4.55%, 03/28/06	79,729
150,000	4.65%, 05/08/06	148,697
	Ciesco LLC
78,750	4.52%, 04/06/06	78,397
100,000	4.65%, 05/08/06	99,131
50,000	CIT Group, Inc.
	4.66%, 05/08/06	49,565
	Citibank Credit Card Issuance Trust
114,203	4.53%, 03/22/06	113,903
77,000	4.53%, 03/24/06	76,779
220,000	4.54%, 04/05/06	219,037
243,500	4.56%, 03/22/06	242,857
	Concord Minutemen Capital Co. LLC
85,000	4.61%, 03/27/06	84,993
50,000	4.67%, 05/08/06	49,564
	CRC Funding LLC
90,000	4.47%, 04/03/06	89,635
50,000	4.53%, 03/17/06	49,900
58,070	4.54%, 04/12/06	57,765
52,000	4.65%, 05/08/06	51,548
375,000	Credit Suisse First Boston LLC
	4.53%, 03/28/06	373,734

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — Continued
	Crown Point Capital Co. LLC
70,398	4.46%, 03/16/06	70,269
92,048	4.56%, 04/19/06	91,483
100,000	4.60%, 03/03/06	99,995
30,000	4.60%, 03/08/06	30,000
98,000	4.61%, 03/27/06	97,992
150,000	DZ Bank AG
	4.45%, 03/20/06	149,652
	Eureka Securitization, Inc.
45,000	4.53%, 03/16/06	44,915
34,000	4.65%, 05/08/06	33,705
100,000	FCAR Owner Trust
	4.47%, 03/15/06	99,828
	Galaxy Funding, Inc.
45,000	4.47%, 03/29/06	44,845
63,900	4.57%, 04/04/06	63,626
	Gemini Securitization Corp.
48,700	4.53%, 03/14/06	48,621
20,000	4.56%, 04/19/06	19,877
56,000	4.64%, 05/03/06	55,550
71,650	4.67%, 05/08/06	71,025
75,000	4.67%, 05/10/06	74,326
	General Electric Capital Corp.
325,000	3.99%, 03/01/06	325,000
538,000	4.29%, 04/17/06	535,050
197,800	4.52%, 03/27/06	197,159
64,801	Georgia Street Finance LLC
	4.54%, 03/14/06	64,695
	Govco, Inc.
55,000	4.57%, 04/24/06	54,627
31,602	4.61%, 06/21/06	31,159
146,000	4.74%, 05/22/06	144,442
95,000	4.00%, 03/16/06	94,845
	Grampian Funding LLC
200,000	4.44%, 03/16/06	199,634
205,000	4.44%, 03/17/06	204,600
63,000	4.45%, 03/22/06	62,838
677,000	4.50%, 04/19/06	672,918
500,000	4.54%, 03/24/06	498,556
183,722	4.58%, 04/26/06	182,429
125,000	4.75%, 05/26/06	123,600
100,000	Greenwich Capital Holdings
	4.59%, 03/23/06 (i)	100,000
75,000	Irish Life & Permanent plc
	4.67%, 05/05/06	74,374
	Kitty Hawk Funding Corp.
20,000	4.54%, 03/10/06	19,977
75,000	4.54%, 03/13/06	74,887
	Lake Constance Funding LLC
37,000	4.44%, 03/13/06	36,946
95,000	4.48%, 04/04/06	94,603
40,000	4.51%, 04/10/06	39,803
17,000	4.66%, 05/02/06	16,865
99,768	Leafs LLC
	4.63%, 03/20/06	99,768
90,000	Liberty Street Funding Corp.
	4.57%, 03/31/06	89,659
50,700	Macquarie Bank Ltd.
	4.46%, 03/13/06	50,625
	Mane Funding Corp.
78,287	4.45%, 03/20/06	78,105
135,763	4.50%, 04/17/06	134,978
115,000	4.56%, 04/19/06	114,294
105,060	4.67%, 05/08/06	104,143
50,000	Master Funding Corp.
	4.58%, 05/10/06	49,561
	Mont Blanc Capital Corp.
30,590	4.48%, 04/10/06	30,440
46,525	4.57%, 04/20/06	46,233
100,000	Morgan Stanley
	4.71%, 03/11/06	100,000
200,000	Natexis Banques Populaires
	4.59%, 05/09/06	200,000
90,000	Nationwide Building Society
	4.57%, 04/03/06	89,625
	Newport Funding Corp.
45,000	4.55%, 03/27/06	44,853
25,000	4.56%, 04/19/06	24,847
	Nordea Bank N.A., Inc.
89,000	4.62%, 07/05/06	87,592
92,900	4.65%, 05/08/06	92,093
	Park Granada LLC
200,000	4.50%, 04/04/06	199,159
83,000	4.55%, 03/14/06	82,864
70,000	4.56%, 03/28/06	69,762
139,200	4.58%, 03/01/06	139,200
	Picaros Funding LLC
200,000	4.55%, 03/27/06	199,346
72,805	4.56%, 04/13/06	72,413
120,000	4.74%, 05/23/06	118,704

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — Continued
131,168	Ranger Funding
	4.56%, 03/31/06	130,673
104,000	RWE AG
	4.58%, 04/03/06	103,566
	Santander Hipano Finance Delaware, Inc.
183,000	4.30%, 04/13/06	182,080
50,000	4.61%, 06/29/06	49,248
75,000	4.75%, 10/23/06	72,743
	Scaldis Capital LLC
31,231	4.53%, 03/09/06	31,200
185,000	4.54%, 03/15/06	184,675
164,000	4.55%, 03/27/06	163,463
110,353	4.67%, 05/08/06	109,390
80,000	Sedna Finance, Inc.
	4.84%, 05/28/06	79,998
	Sheffield Receivables Corp.
42,000	4.53%, 03/10/06	41,953
80,000	4.53%, 03/22/06	79,789
146,589	4.54%, 03/24/06	146,166
17,456	Sigma Finance, Inc.
	4.43%, 03/08/06	17,441
374,985	Societe Generale
	4.63%, 07/05/06	369,053
269,000	Spintab AB
	4.53%, 05/30/06	266,021
200,000	St. George Bank Ltd. (Australia)
	4.44%, 03/13/06	199,707
78,448	Stadshypotek Delaware
	4.65%, 05/08/06	77,766
	Thames Asset Global Securitization, Inc.
130,695	4.44%, 03/13/06	130,504
25,739	4.54%, 03/15/06	25,694
7,564	4.67%, 05/03/06	7,503
34,720	4.67%, 05/08/06	34,417
	Tulip Funding Corp.
285,865	4.56%, 04/03/06 (n)	284,667
335,000	4.56%, 03/01/06	335,000
125,000	UniCredito Italiano S.p.A.
	4.67%, 05/10/06	123,877
36,000	Variable Funding
	4.49%, 03/14/06	35,942
200,000	Westpac Banking Corp. (New Zealand)
	4.49%, 04/17/06	198,845
	Westpac Trust
217,559	4.47%, 04/04/06	216,650
50,000	4.67%, 05/08/06	49,564
	Total Commercial Paper (Cost $15,891,075)	15,891,075
	Repurchase Agreements — 19.4%
335,000	Bank of America Corp., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $335,043, collateralized by U.S. Government Agency Securities with a value of $341,700	335,000
3,000,000	Barclays Capital, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,000,381, collaterized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
250,000	Bear Stearns & Co., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032 collaterized by U.S. Government Agency Securities with a value of $255,815	250,000
450,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $450,058, collaterized by Asset Backed Securities with a value of $463,500	450,000
800,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $800,102, collaterized by Asset Backed Securities, Corporate Mortgage Obligations and Corporate Bonds with a value of $824,000	800,000
800,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $800,102, collaterized by Asset Backed Securities, Corporate Mortgage Obligations and Corporate Bonds with a value of $824,000	800,000
3,000,000	Citigroup, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,000,381, collaterized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
2,421,776	Deutsche Bank Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $2,422,083, collaterized by U.S. Government Agency Securities with a value of $2,470,212	2,421,776
250,000	Deutsche Bank Securities, Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collaterized by U.S. Government Agency Securities with a value of $257,500	250,000
700,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $700,090, collaterized by Corporate Bonds and Notes with a value of $721,000	700,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — Continued
100,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $100,013, collaterized by U.S. Treasury Securities with a value of $103,000	100,000
200,000	Goldman Sachs & Co., 4.66%, dated 02/28/06, due 03/01/06, repurchase price $200,026, collaterized by Corporate Mortgage Obligations with a value of $206,000	200,000
10,000	Greenwich Capital, 4.52%, dated 02/28/06, due 03/13/06, repurchase price $10,016, collaterized by U.S. Government Securities with a value of $10,300 (e) (i)	10,000
300,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $300,038, collaterized by Corporate Mortgage Obligations with a value of $309,002	300,000
100,000	Merrill Lynch & Co., Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $100,013, collaterized by Corporate Mortgage Obligations with a value of $103,005	100,000
200,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $200,026, collaterized by Corporate Mortgage Obligations with a value of $206,001	200,000
150,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collaterized by Corporate Mortgage Obligations and Medium Term Notes Mortgage Obligations with a value of $154,502	150,000
320,494	Morgan Stanley, 4.52%, dated 02/28/06, due 03/01/06, repurchase price $320,535, collaterized by U.S. Government Agency Securities, with a value of $327,189	320,494
500,000	UBS AG, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $500,063, collaterized by Corporate Mortgage Obligations with a value of $515,000	500,000
	Total Repurchase Agreements (Cost $13,887,270)	13,887,270
Time Deposits — 5.3%
130,000	BB&T Corp.
	4.56%, 03/01/06	130,000
150,000	Calyon N.A. Co.
	4.57%, 03/01/06	150,000
800,000	Credit Suisse First Boston LLC
	4.58%, 03/01/06	800,000
200,000	Fifth Third Bank
	4.54%, 03/01/06	200,000
600,000	Fortis Bank
	4.57%, 03/01/06	600,000
300,000	National City
	4.53%, 03/01/06	300,000
650,000	Societe Generale
	4.56%, 03/01/06	650,000
965,664	US Bank N.A.
	4.50%, 03/01/06	965,664
	Total Time Deposits (Cost $3,795,664)	3,795,664
	Total Investments — 100.8% (Cost $72,114,036)*	72,114,036
	Liabilities in Excess of Other Assets — (0.8)%	(539,632)
	NET ASSETS — 100.0%	$71,574,404

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 2.1%
	Wachovia Asset Securitization, Inc.
96,241	Series 2004-HM1A, Class A, FRN, 4.57%, 03/27/06 (e)	96,241
11,806	Series 2005-HM1A, Class AMM, FRN, 4.57%, 03/25/06 (e) (i)	11,806
25,000	Whitehawk CDO Funding Ltd. (Cayman Islands),
	Series 2004-1A, Class AMMD, FRN, 4.51%, 03/15/06 (e) (i)	25,000
	Wind Master Trust Notes
20,000	Series 2005-14A, Class A1, FRN, 4.58%, 03/25/06 (e) (i)	20,000
25,000	Series 2005-17A, Class A1, FRN, 4.58%, 03/27/06 (e) (i)	25,000
44,986	Series 2005-J1A, Class A1, FRN, 4.58%, 03/25/06 (e) (i)	44,986
	Total Asset-Backed Securities (Cost $223,033)	223,033
	Certificates of Deposit — 24.0%
20,000	Abbey National Bank
	4.55%, 03/31/06	20,000
45,000	Banco Bilbao Vizcaya
	4.53%, 03/28/06	45,000
	Barclays Bank plc (United Kingdom)
50,000	4.50%, 03/28/06	50,000
200,000	4.73%, 11/06/06	200,000
60,000	4.80%, 12/05/06	60,000
	BNP Paribas
180,000	4.24%, 08/30/06	180,000
55,000	4.77%, 01/24/07	55,000
150,000	Calyon (France)
	3.41%, 03/21/06	150,000
225,000	Canadian Imperial Bank of Commerce
	FRN, 4.63%, 03/15/06	225,000
	Credit Agricole S.A.
20,000	4.94%, 02/07/07	20,000
62,000	5.09%, 03/01/07	62,000
15,000	Depfa Bank plc
	4.69%, 05/09/06	15,000
	Deutsche Banc Securities, Inc.
50,000	4.80%, 10/26/06	50,000
40,000	4.97%, 02/07/07	40,000
50,000	Deutsche Bank AG
	FRN, 4.56%, 03/01/06	50,000
50,000	HBOS Treasury Services plc (United Kingdom)
	3.82%, 05/01/06	50,000
100,000	Lloyds TSB Bank
	4.53%, 03/28/06	100,000
	Natexis Banques Populaires
330,000	3.83%, 04/24/06	330,000
55,000	4.65%, 07/20/06	55,000
	Royal Bank of Canada
73,000	3.81%, 05/02/06	72,997
35,000	4.23%, 08/30/06	34,999
	Royal Bank of Scotland plc (United Kingdom)
110,150	3.95%, 08/04/06	110,150
5,000	3.99%, 08/11/06	5,000
20,000	4.31%, 09/29/06	20,000
	Societe Generale
162,000	3.97%, 08/11/06	162,000
55,000	4.64%, 07/10/06	55,000
20,000	4.00%, 07/19/06	19,996
70,000	4.81%, 10/30/06	70,000
200,000	Swedbank, Inc.
	4.31%, 09/28/06	199,997
50,000	Toronto Dominion Bank
	4.75%, 10/27/06	50,000
25,000	UBS AG
	4.55%, 03/31/06	25,000
	Total Certificates of Deposit (Cost $2,582,139)	2,582,139
	Commercial Paper — 21.0% (n)
30,000	Ajax Bambino Funding, Inc. (Cayman Islands)
	4.58%, 04/19/06	29,815
73,300	ASAP Funding Ltd. (Cayman Islands)
	4.56%, 03/07/06	73,246
	Atlantis One Funding Corp.
96,666	4.30%, 04/17/06	96,135
20,000	4.56%, 04/19/06	19,877
146,773	Bavaria TRR Corp.
	4.56%, 03/03/06	146,736
	Cedar Springs Capital Corp.
88,000	4.60%, 03/20/06 (e)	87,999
29,237	4.69%, 05/08/06	28,981
10,000	CIT Group, Inc.
	4.53%, 05/09/06	9,915
25,000	Citibank Credit
	4.56%, 03/22/06	24,934

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — Continued
	Commercial Paper — Continued
	Concord Minutemen Capital Co. LLC
15,000	4.61%, 03/27/06 (e)	14,999
10,820	4.68%, 05/09/06	10,724
	Crown Point Capital Co. LLC
100,000	4.60%, 03/08/06 (e)	100,000
20,000	4.73%, 05/16/06	19,802
34,000	Dorada, Inc.
	4.76%, 05/25/06	33,623
100,000	General Electric Capital Corp.
	3.99%, 03/01/06	100,000
75,000	Govco, Inc.
	4.00%, 03/16/06	74,877
45,000	Greenwich Capital Holdings
	4.59%, 03/20/06	45,000
	Irish Life & Permanent plc (Ireland)
100,000	4.30%, 04/18/06	99,439
25,250	4.55%, 05/22/06	24,994
50,000	Leafs LLC
	4.63%, 03/20/06 (e)	50,000
	Lexington Parker Capital Corp.
40,000	4.46%, 03/21/06	39,902
200,000	4.60%, 03/01/06 (e)	200,000
50,000	4.60%, 03/07/06 (e)	49,999
65,000	4.60%, 04/12/06 (e)	64,995
25,000	Macquarie Bank Ltd.
	4.45%, 03/10/06	24,973
50,374	Mane Funding Corp.
	4.53%, 03/24/06	50,229
25,000	Master Funding LLC
	4.58%, 05/10/06 (e)	24,780
50,000	Morgan Stanley
	4.68%, 03/21/06	50,000
30,000	Natexis Banques Populaires
	4.59%, 05/09/06	30,000
	Park Granada LLC
65,000	4.50%, 04/04/06	64,727
25,000	4.55%, 03/02/06	24,997
25,000	4.56%, 03/24/06	24,928
25,000	4.56%, 03/28/06	24,915
	Park Sienna LLC
80,000	4.57%, 03/24/06	79,768
15,103	4.57%, 03/28/06	15,052
72,609	4.58%, 03/28/06	72,361
25,000	Santander Central Hispano Financial Services Ltd., 4.21%, 04/13/06	24,874
54,918	Scaldis Capital LLC
	4.54%, 03/14/06 (e)	54,828
55,000	Societe Generale
	4.52%, 07/05/06	54,130
	Thames Asset Global Securitization, Inc.
24,720	4.67%, 05/08/06 (e)	24,504
119,906	4.73%, 05/17/06 (e)	118,705
50,000	Tulip Funding Corp.
	4.56%, 03/01/06	50,000
	Total Commercial Paper (Cost $2,259,763)	2,259,763
Corporate Notes — 33.5%
50,000	ANZ Capital Trust (United Kingdom)
	FRN, 4.55%, 03/07/06 (e) (m)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia)
	FRN, 4.55%, 03/23/06 (e)	50,000
254,000	Bayerische Landesbank Hessen (Germany)
	FRN, 4.59%, 03/24/06	254,000
	Beta Finance, Inc.
30,000	Series 1, FRN, 4.57%, 03/01/06 (e)	29,999
40,000	Series 2, FRN, 4.57%, 03/01/06 (e)	39,999
30,000	BNP Paribas (France)
	FRN, 4.55%, 03/26/06 (e)	30,000
40,000	Canadian Imperial Bank of Commerce
	FRN, 4.47%, 04/04/06	39,999
	CC USA, Inc.
64,000	FRN, 4.56%, 03/01/06 (e)	63,998
50,000	FRN, 4.57%, 03/01/06 (e)	49,999
50,000	Counts Trust
	FRN, 4.62%, 03/11/06 (e) (i)	50,000
30,000	Credit Suisse First Boston
	FRN, 4.59%, 04/05/06	30,002
	General Electric Capital Corp.
150,000	FRN, 4.56%, 03/07/06	150,000
6,000	FRN, 4.67%, 03/09/06	6,000
	Goldman Sachs Group, Inc.
65,000	FRN, 4.57%, 03/13/06	65,000
15,000	Series B, FRN, 4.70%, 03/21/06 (c)	15,002
32,300	Hartford Life Global Funding Trusts
	FRN, 4.55%, 03/15/06	32,300
	HBOS Treasury Services plc (United Kingdom)
150,000	FRN, 4.84%, 05/20/06 (e)	150,000
175,000	Series 2, FRN, 4.62%, 03/02/06 (e)	175,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Commercial Paper — Continued (n)
50,000	HSBC USA, Inc.
	FRN, 4.55%, 03/15/06	50,000
150,000	Islandsbank HF (Ireland)
	FRN, 4.62%, 03/22/06 (e)	150,000
	K2 (USA) LLC
25,000	4.00%, 08/10/06 (e)	25,000
80,000	FRN, 4.52%, 03/01/06 (e)	79,992
25,000	FRN, 4.52%, 03/20/06 (e)	24,998
40,000	FRN, 4.57%, 03/01/06 (e)	40,000
35,000	FRN, 4.57%, 03/01/06 (e)	34,999
54,250	FRN, 4.57%, 03/01/06 (e)	54,249
25,000	Series 1, FRN, 4.54%, 03/25/06 (e)	24,999
20,000	Series 2, FRN, 4.56%, 03/30/06 (e)	19,999
75,000	Kaupthing Bank HF
	FRN, 4.63%, 03/20/06 (e)	75,000
	Liberty Lighthouse Co. LLC,
50,000	FRN, 4.54%, 03/26/06 (e)	49,994
85,000	FRN, 4.64%, 05/01/06 (e)	84,980
	Links Finance LLC
50,000	FRN, 4.52%, 03/15/06 (e)	49,998
75,000	FRN, 4.57%, 03/01/06 (e)	74,998
50,000	Series 1, FRN, 4.57%, 03/01/06 (e)	49,999
40,000	Merrill Lynch & Co., Inc.
	Series 1, FRN, 4.63%, 03/04/06	40,000
67,000	Money Market Trust
	Series A-2, FRN, 4.65%, 03/15/06 (e) (i)	67,000
27,000	Monumental Global Funding II
	FRN, 4.80%, 05/19/06 (e)	27,003
80,000	Premium Asset Trust
	Series 2003-5, FRN, 4.68%, 03/01/06 (e) (i)	80,000
	RACERS
80,000	Series 2001-8-ZCM, FRN, 4.77%, 03/03/06 (e) (i)	80,000
15,000	Series 2004-1, Class MM, FRN, 4.72%, 03/08/06 (e) (i)	15,000
100,000	Series 2005-17, Class O, FRN, 4.79%, 05/21/06 (e) (i)	100,000
	Royal Bank of Scotland plc (United Kingdom)
50,000	3.98%, 08/11/06	49,999
150,000	FRN, 4.54%, 03/23/06 (e)	150,000
	Sigma Finance, Inc.
150,000	3.83%, 04/28/06 (e)	150,000
75,000	FRN, 4.53%, 03/15/06 (e)	74,996
100,000	FRN, 4.54%, 03/25/06 (e)	99,998
45,000	FRN, 4.57%, 03/01/06 (e)	44,999
50,000	FRN, 4.57%, 03/01/06 (e)	50,000
20,000	FRN, 4.57%, 03/01/06 (e)	20,000
15,000	Societe Generale (France)
	FRN, 4.54%, 03/02/06 (e)	15,000
50,000	Structured Asset Repackaged Trust
	FRN, 4.72%, 03/15/06 (e) (i)	50,000
	Tango Finance Corp.
35,000	FRN, 4.54%, 03/25/06 (e)	34,999
25,000	FRN, 4.53%, 03/21/06 (e)	25,000
38,000	FRN, 4.57%, 03/31/06 (e)	38,000
23,000	FRN, 4.54%, 03/25/06 (e)	22,999
21,000	Union Hamilton Special Funding
	FRN, 4.52%, 03/28/06 (e) (i)	21,000
20,000	Wal-Mart Stores, Inc.
	5.59%, 06/01/06	20,091
	Wells Fargo & Co.
75,000	FRN, 4.53%, 03/03/06	75,000
75,000	Series C, FRN, 4.62%, 03/02/06	75,000
	Total Corporate Notes (Cost $3,596,587)	3,596,587
	Demand Note — 0.5%
50,000	Transamerica Asset Funding Corp.
	4.66%, 04/02/06 (f) (i) (Cost $50,000)	50,000
	Funding Agreements — 2.1%
75,000	AIG Life Insurance Co.
	4.61%, 03/27/06 (e) (f) (i)	75,000
100,000	Metropolitan Life Insurance Co.
	4.56%, 03/15/06 (e) (f) (i)	100,000
50,000	New York Life Insurance Co.
	4.53%, 05/25/06 (f) (i)	50,000
	Total Funding Agreements (Cost $225,000)	225,000
Municipal Notes & Bonds — 1.4%
	Michigan — 0.2%
26,845	City of Battle Creek, Downtown Development
	GO, VAR, AMBAC, 4.62%, 03/03/06	26,845
	New York — 1.2%
130,355	New York City Transitional Financial Authority, Future Tax, Series B, Rev., VAR, LIQ: Westdeutsche Landesbank, 4.56%, 03/01/06	130,355
	Total Municipal Notes & Bonds (Cost $157,200)	157,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — 12.6%
250,000	Bear Sterns & Co., 4.62%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collateralized by U.S. Government Agency Mortgages with a value of 253,003	250,000
100,000	Citigroup, Inc., 4.61%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by Corporate Bonds, Asset Backed Securities and Corporate Mortgage Obligations with a value of $102,593	100,000
250,000	Deutsche Bank Securities, Inc., 4.62%, dated 02/28/06, due 03/01/06, repurchase price 250,032, collateralized by Corporate Mortgage Obligations with a value of $250,500	250,000
204,353	Goldman Sachs & Co., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $204,379, collateralized by U.S. Government Agency Mortgages with a value of $208,440	204,353
300,000	Goldman Sachs & Co., 4.63%, dated 02/28/06, due 03/01/06, repurchase price $300,039, collateralized by Corporate Bonds with a value of $309,000	300,000
100,000	Merrill Lynch & Co., Inc. 4.60%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by Corporate Bonds with a value of $103,000	100,000
150,000	Merrill Lynch & Co., Inc., 4.60%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collateralized by Corporate Bonds with a value of $154,503	150,000
	Total Repurchase Agreements (Cost $1,354,353)	1,354,353
	Supranational — 0.5%
50,000	Corp. Andina de Fomento
	FRN, 4.95%, 05/17/06 (Cost $50,000)	50,000
	Time Deposits — 2.4%
87,027	Deutshe Bank AG
	5.54%,03/01/06	87,027
170,000	Dexia Credit Local
	4.56%,03/01/06	170,000
	Total Time Deposits (Cost $257,027)	257,027
Investments of Cash Collateral for Securities Loaned — 0.0% (g)
	Commercial Paper — 0.0% (g)
49	Cedar Springs Capital Company LLC
	4.58%, 04/20/06	49
	Corporate Notes — 0.0% (g)
50	Bank of America N.A.
	4.56%, 11/07/06	50
50	CDC Financial Products, Inc.
	FRN, 4.66%, 03/31/06	50
50	Unicredito Italiano Bank plc
	FRN, 4.57%, 04/02/07	50
		150
	Repurchase Agreements — 0.0% (g)
96	Bank of America Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $96, collateralized by U.S. Government Agency Mortgages	96
200	Barclays Capital Inc., 4.59%, dated 02/28/06, due 03/01/06, repurchase price $200, collateralized by U.S. Government Agency Mortgages	200
175	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
175	Morgan Stanley, 4.58%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
175	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $175, collateralized by U.S. Government Agency Mortgages	175
		821
	Total Investments of Cash Collateral for Securities Loaned (Cost $1,020)	1,020
	Total Investments — 100.1% (Cost $10,756,122)*	10,756,122
	Liabilities in Excess of Other Assets — (0.1)%	(15,413)
	NET ASSETS — 100.0%	$10,740,709

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Government Agency Securities — 42.9%
	Federal Farm Credit Bank
150,000	FRN, 4.44%, 03/01/06	149,927
75,000	FRN, 4.49%, 03/06/06	74,999
65,000	FRN, 4.53%, 03/01/06	65,000
100,000	FRN, 4.53%, 03/01/06	99,981
50,000	FRN, 4.55%, 03/01/06	49,997
100,000	FRN, 4.51%, 03/01/06	99,953
	Federal Home Loan Bank System
11,130	3.25%, 07/21/06	11,100
116,750	4.00%, 08/18/06	116,750
50,000	4.75%, 05/10/06	49,974
70,970	4.63%, 01/30/07	70,861
250,000	FRN, 3.13%, 03/10/06	248,639
450,000	FRN, 4.32%, 03/08/06	449,777
450,000	FRN, 4.37%, 03/22/06	449,824
300,000	FRN, 4.40%, 03/28/06	299,989
325,000	FRN, 4.46%, 03/21/06	324,908
419,000	FRN, 4.40%, 03/29/06	418,780
300,000	FRN, 4.49%, 04/20/06	299,980
550,000	FRN, 4.58%, 05/10/06	549,694
250,000	FRN, 4.57%, 05/02/06	249,937
448,000	FRN, 4.61%, 05/10/06	447,959
200,000	FRN, 4.63%, 05/16/06	199,973
147,500	FRN, 4.65%, 05/19/06	147,485
	Federal Home Loan Mortgage Corp.
26,900	2.63%, 07/21/06	26,764
11,000	2.63%, 08/17/06	10,931
200,000	DN, 4.44%, 05/16/06 (c) (n)	198,166
155,000	DN, 4.49%, 09/29/06 (n)	151,121
400,000	FRN, 4,37%, 03/19/06	399,848
1,095,000	FRN, 4.37%, 03/22/06	1,094,496
600,000	FRN, 4.41%, 04/06/06	599,726
300,000	FRN, 4.39%, 03/27/06	299,852
85,797	2.75%, 08/15/06	85,059
178,000	2.88%, 12/15/06	175,364
	Federal National Mortgage Association
50,070	3.25%, 07/12/06	49,949
100,000	4.00%, 08/18/06	100,000
155,500	2.75%, 02/06/07	152,722
28,085	DN, 4.09%, 04/03/06 (n)	27,982
50,000	DN, 4.35%, 05/01/06 (n)	49,639
200,000	DN, 4.44%, 05/17/06 (n)	198,141
152,363	DN, 4.47%, 04/03/06 (n)	151,745
100,000	FRN, 2.15%, 04/13/06	99,751
300,000	FRN, 4.37%, 03/22/06	299,856
594,000	FRN, 4.45%, 03/07/06	593,806
	Total U.S. Government Agencies Securities (Cost $9,640,405)	9,640,405
	Repurchase Agreements — 57.1%
100,000	Bank of America, N.A., 4.45%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by U.S. Government Agency Securities with a value of $102,000	100,000
1,750,000	Bank of America, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $1,750,222, collateralized by U.S. Government Agency Mortgages with a value of $1,785,000 (m)	1,750,000
200,000	Citigroup, Inc., 4.55%, dated 02/28/06, due 03/01/06, repurchase price $200,025, collateralized by U.S. Government Agency Securities with a value of $204,061	200,000
500,000	Citigroup, Inc., 4.67%, dated 02/28/06, due 05/10/06, repurchase price $500,065, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
250,000	Credit Suisse First Boston LLC, 4.30%, dated 02/28/06, due 03/01/06, repurchase price $250,027, collateralized by U.S. Government Agency Securities with a value of $255,001	250,000
500,000	Credit Suisse First Boston LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $500,053, collateralized by U.S. Government Agency Securities with a value of $510,001	500,000
250,000	Deutsche Bank Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $250,032, collateralized by U.S. Government Agency Securities with a value of $255,051	250,000
500,000	Deutsche Bank Securities, Inc., 4.40%, dated 02/28/06, due 03/15/06, repurchase price $500,917, collateralized by U.S. Government Agency Securities with a value of $510,026 (i)	500,000
1,000,000	HSBC Securities, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $1,000,127, collateralized by U.S. Government Agency Securities with a value of $1,020,243	1,000,000
150,000	Morgan Stanley & Co., Inc., 4.48%, dated 02/28/06, due 03/01/06, repurchase price $150,019, collateralized by U.S. Government Agency Securities with a value of $150,614	150,000
44,368	Morgan Stanley & Co., Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $44,374, collateralized by U.S. Government Agency Securities with a value of $44,550	44,368

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Repurchase Agreements — Continued
3,325,771	Morgan Stanley & Co., Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,326,193, collateralized by U.S. Government Agency Securities with a value of $3,339,394	3,325,771
750,000	Morgan Stanley & Co., Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $750,095, collateralized by U.S. Government Agency Securities with a value of $753,072	750,000
3,025,000	UBS AG, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $3,025,384, collateralized by U.S. Government Agency Securities with a value of $3,085,500	3,025,000
500,000	UBS AG, 4.53%, dated 02/28/06, due 03/28/06, repurchase price $501,762, collateralized by U.S. Government Agency Securities with a value of $510,002 (i)	500,000
	Total Repurchase Agreements (Cost $12,845,139)	12,845,139
Investments of Cash Collateral for Securities Loaned — 0.2%
	Repurchase Agreements — 0.2%
10,005	Bank of America Securities LLC, 4.57%, dated 2/28/06, due 03/01/06, repurchase price $10,006, collateralized by U.S. Government Agency Mortgages	10,005
11,000	Barclays Capital, Inc., 4.59%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	Lehman Brothers, Inc., 4.57%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	Morgan Stanley & Co., Inc., 4.58%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
11,000	UBS Securities LLC, 4.57%, dated 02/28/06, due 03/01/06, repurchase price $11,001, collateralized by U.S. Government Agency Mortgages	11,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $54,005)	54,005
	Total Investments — 100.2% (Cost $22,539,549)*	22,539,549
	Liabilities in Excess of Other Assets — (0.2)%	(51,962)
	NET ASSETS — 100.0%	$22,487,587

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 17.4%
	U.S. Treasury Bills — 17.4% (n)
300,000	3.62%, 03/09/06	299,763
100,000	3.72%, 03/16/06	99,848
200,000	3.77%, 03/02/06	199,979
200,000	3.80%, 03/23/06	199,544
500,000	3.82%, 03/30/06	498,491
250,000	3.92%, 04/06/06	249,039
250,000	4.00%, 04/13/06	248,830
50,000	4.23%, 05/11/06	49,592
	Total U.S. Government Securities (Cost $1,845,086)	1,845,086
	Repurchase Agreements — 82.9%
2,000,000	Barclays Capital, Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,000,251, collateralized by U.S. Treasury Securities with a value of $2,040,000 (m)	2,000,000
2,200,000	Credit Suisse First Boston LLC, 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,200,276, collateralized by U.S. Treasury Securities with a value of $2,224,010	2,200,000
2,100,000	Deutsche Bank Securities, Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $2,100,264, collateralized by U.S. Treasury Securities with a value of $2,142,001	2,100,000
500,000	HSBC Securities (USA), Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $500,063, collateralized by U.S. Treasury Securities with a value of $510,001	500,000
100,000	Morgan Stanley & Co., Inc., 4.48%, dated 02/28/06, due 03/01/06, repurchase price $100,012, collateralized by U.S. Treasury Securities with a value of $103,223	100,000
1,885,138	Morgan Stanley & Co., Inc., 4.52%, dated 02/28/06, due 03/01/06, repurchase price $1,885,375, collateralized by U.S. Treasury Securities with a value of $1,945,887	1,885,138
	Total Repurchase Agreements (Cost $8,785,138)	8,785,138
	Total Investments — 100.3% (Cost $10,630,224)*	10,630,224
	Liabilities in Excess of Other Assets — (0.3)%	(28,043)
	NET ASSETS — 100.0%	$10,602,181

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 99.8%
	Federal Farm Credit Bank — 33.8%
27,000	DN, 4.39%, 03/08/06 (m) (n)	26,977
10,000	DN, 4.43%, 05/17/06 (n)	9,908
37,000	DN, 4.48%, 03/21/06 (n)	36,910
27,000	DN, 4.52%, 04/12/06 (n)	26,860
100,000	FRN, 4.42%, 03/01/06	99,969
100,000	FRN, 4.48%, 03/01/06	99,976
149,650	FRN, 4.49%, 03/01/06	149,621
135,000	FRN, 4.50%, 03/01/06	134,982
200,000	FRN, 4.51%, 03/01/06	199,941
30,000	FRN, 4.51%, 03/27/06	30,014
200,000	FRN, 4.53%, 03/01/06	199,985
75,000	FRN, 4.54%, 03/01/06	75,000
70,000	FRN, 4.55%, 03/28/06	69,997
		1,160,140
	Federal Home Loan Bank — 61.6%
343,000	2.38%, 04/05/06	342,305
17,880	2.88%, 08/15/06	17,774
75,160	3.25%, 08/11/06	74,718
87,000	4.13%, 09/28/06	86,949
54,210	DN, 4.31%, 03/10/06 (n)	54,152
41,713	DN, 4.34%, 03/08/06 (n)	41,678
63,956	DN, 4.36%, 05/10/06 (n)	63,425
71,980	DN, 4.36%, 05/12/06 (n)	71,365
248,863	DN, 4.42%, 03/22/06 (n)	248,223
268,841	DN, 4.43%, 03/01/06 (n)	268,841
49,347	DN, 4.59%, 05/19/06 (n)	48,855
39,000	DN, 4.61%, 05/24/06 (n)	38,586
125,000	FRN, 4.36%, 03/13/06	124,980
57,000	FRN, 4.37%, 03/22/06	56,987
75,000	FRN, 4.40%, 04/04/06	74,970
50,000	FRN, 4.40%, 06/29/06	49,974
330,000	FRN, 4.46%, 03/21/06	330,001
75,000	FRN, 4.49%, 03/01/06	74,991
20,000	FRN, 4.58%, 05/10/06	19,989
25,000	FRN, 4.65%, 05/19/06	24,997
		2,113,760
	Tennessee Valley Authority — 4.4%
152,680	DN, 4.42%, 03/30/06 (n)	152,139
	Total Investments — 99.8% (Cost $3,426,039)*	3,426,039
	Other Assets in Excess of Liabilities — 0.2%	6,118
	NET ASSETS — 100.0%	$3,432,157

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 104.1%
	U.S. Treasury Bills — 100.1% (n)
555,502	3.98%, 03/02/06 (c) (m)	555,441
575,000	3.99%, 03/09/06 (c)	574,496
549,613	3.88%, 03/16/06 (c)	548,732
600,000	3.93%, 03/23/06 (c)	598,574
400,000	3.97%, 03/30/06 (c)	398,734
615,985	4.01%, 04/06/06 (c)	613,538
600,000	4.20%, 04/13/06 (c)	597,019
575,000	4.31%, 04/20/06	571,594
597,672	4.36%, 04/27/06	593,592
617,414	4.40%, 05/04/06 (c)	612,633
585,660	4.45%, 05/11/06	580,582
594,475	4.50%, 05/18/06	588,747
366,635	4.53%, 05/25/06	362,760
300,000	4.55%, 06/01/06	296,586
		7,493,028
	U.S. Treasury Notes — 4.0%
300,000	1.50%, 03/31/06	299,369
	Total U.S. Government Securities (Cost $7,792,397)	7,792,397
	Total Investments — 104.1% (Cost $7,792,397)	7,792,397
	Liabilities in Excess of Other Assets — (4.1)%	(309,635)
	NET ASSETS — 100.0%	$7,482,762

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — 6.4%
	California — 0.3%
30,000	Los Angeles Department of Water & Power
	3.05%, 03/01/06	30,000
21,500	State of California
	3.07%, 03/01/06	21,500
		51,500
	District of Columbia — 0.7%
	District of Columbia
15,500	3.22%, 05/01/06	15,500
10,000	3.20%, 07/28/06	10,000
87,000	Metro Washington DC Apartment Authority
	3.27%, 05/11/06	87,000
		112,500
	Florida — 1.0%
21,500	Cape Coral, FL
	3.25%, 04/04/06	21,500
32,052	Florida Municipal Power Authority
	3.10%, 04/03/06	32,052
	Florida Sunshine State
40,400	3.08%, 03/07/06	40,400
21,155	3.10%, 04/06/06	21,155
12,500	3.25%, 06/02/06	12,500
17,000	Jacksonville Municipal
	3.13%, 04/27/06	17,000
21,025	Sunshine State Government
	3.20%, 06/02/06	21,025
		165,632
	Maryland — 0.2%
25,000	Maryland State Health & Higher Educational Facilities Authority, 3.42%, 06/07/06	25,000
	Minnesota — 0.1%
20,000	University of Minnesota
	3.10%, 04/03/06	20,000
	Nevada — 0.1%
18,000	Las Vegas Valley Water District
	3.42%, 06/07/06	18,000
	North Carolina — 0.1%
12,300	City of Charlotte
	2.75%, 04/06/06	12,300
	Ohio — 0.2%
40,000	Cuyahoga County Municipal
	3.22%, 05/01/06	40,000
	Tennessee — 0.3%
15,000	Metropolitan Government Nashville Municipal
	2.85%, 03/01/06	15,000
34,425	State of Tennesse
	3.08%, 03/06/06	34,425
		49,425
	Texas — 2.8%
	City of Dallas, Texas Water & Sewer
9,640	3.13%, 05/01/06	9,640
25,000	3.15%, 05/11/06	25,000
1,388	3.15%, 06/15/06	1,388
28,480	3.15%, 06/15/06	28,480
54,507	3.16%, 05/11/06	54,507
32,000	North Central Health
	3.20%, 05/09/06	32,000
12,645	Port Houston Municipal
	3.25%, 05/10/06	12,645
30,000	Texas Department of Transportation Municipal
	3.20%, 05/11/06	30,000
75,000	Texas Housing Agency
	3.20%, 06/02/06	75,000
24,750	Texas Municipal Power Agency
	3.15%, 04/03/06	24,750
	Texas Public Finance Authority
40,000	3.00%, 03/01/06	40,000
40,000	3.00%, 03/02/06	40,000
20,000	3.00%, 03/03/06	20,000
25,800	3.05%, 03/01/06	25,800
30,000	City of San Antonio
	2.91%, 03/09/06	30,000
20,000	University of Texas
	3.10%, 04/03/06	20,000
		469,210
	Utah — 0.6%
	Intermountain Power Agency
43,700	3.17%, 06/01/06	43,700
50,000	3.18%, 06/01/06	50,000
		93,700
	Vermont — 0.0% (g)
9,395	University of Vermont Municipal
	3.20%, 06/12/06	9,395
	Total Municipal Commerical Paper (Cost $1,066,662)	1,066,662

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 92.3%
	Alabama — 0.9%
20,900	ABN AMRO Munitops Certificate Trust Series 2002-21, Rev., VAR, MBIA, 3.22%, 03/01/06	20,900
800	Alabama Special Care Facilities Financing Authority, Montgomery Hospital Series 1999-6, Rev., VAR, 3.11%, 03/01/06	800
25,300	Alabama Special Care Facilities Financing Authority-Birmingham, Ascension Health Credit, Rev., VAR, 3.15%, 03/01/06	25,300
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts Series SGA-47, Rev., VAR, MBIA, 3.23%, 03/03/06 (e)	5,000
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 3.19%, 03/07/06	15,000
	Infirmary Health System Special Care Facilities Financing Authority
8,000	Series A, Rev., VAR, LOC: Bank of Novia Scotia, 3.25%, 04/05/06	8,000
2,385	Series A, Rev., VAR, LOC: Regions Bank, 3.19%, 03/07/06	2,385
32,030	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 3.20%, 03/06/06	32,030
5,735	Jefferson County, Sewer, EAGLE Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/04/06	5,735
3,650	Mobile County, IDA, PCR, ExxonMobil Project Rev., VAR, 2.70%, 03/01/06	3,650
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.
5,800	Series C, Rev., VAR, AMBAC, 3.22%, 03/05/06	5,800
5,000	Series D, Rev., VAR, AMBAC, 3.22%, 03/05/06	5,000
9,000	Series F, Rev., VAR, AMBAC, 3.22%, 03/01/06	9,000
7,300	Montgomery Industrial Development Board, Pollution Control & Solid Waste Disposal, General Electric Co. Project, Rev., VAR , 2.93%, 03/01/06	7,300
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.26%, 03/02/06	4,000
5,320	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 3.20%, 03/03/06	5,320
		155,220
	Alaska — 0.6%
38,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VAR, MBIA GO of Corp., LIQ: Wachovia Bank N.A., 3.23%, 03/01/06	38,005
	Alaska Housing Finance Corp., Floating Rate Trust Receipts
8,625	Series K-14, Regulation D, Rev., VAR, MBIA GO of Corp., LIQ: Lehman Liquity Co., 3.26%, 03/02/06	8,625
1,600	Series L-25, Regulation D, Rev., VAR, MBIA, 3.23%, 03/06/06	1,600
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA GO of Corp., 3.18%, 03/07/06	10,000
14,400	City of North Slope Boro, Series A GO, VAR, MBIA, 3.22%, 03/07/06	14,400
	City of Valdez, Marine Term, Exxon Pipeline Co. Project,
4,300	Series A, Rev., VAR, 2.70%, 03/01/06	4,300
6,660	Series B, Rev., VAR, 2.70%, 03/01/06	6,660
16,975	Series C, Rev., VAR, 2.70%, 03/01/06	16,975
		100,565
	Arizona — 1.6%
	Apache County IDA, IDR, Tucson Electric Power Co.
4,200	Series 83-A, Rev., VAR, LOC: Credit Suisse First Boston, 3.17%, 03/03/06 (e)	4,200
42,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 3.22%, 03/05/06	42,500
7,700	Apache County IDA, IDR, Tucson Electric Power Co., Springerville, Series 1999-6, Rev., VAR, LOC: Credit Suisse First Boston, 3.17%, 12/01/20 (e)	7,700
	Arizona State University
10,000	Series A, Rev., VAR, AMBAC, 3.17%, 03/06/06	10,000
5,000	Series B, Rev., VAR, AMBAC, 3.17%, 03/06/06	5,000
16,370	Coconino County Pollution Control Corp., Arizona Public Service Co. Project Rev., VAR, LOC: KBC Bank N. V., 3.05%, 03/01/06	16,370
21,525	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series PU3, Regulation D, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.23%, 07/01/06	21,525
7,660	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/03/06	7,660
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/07/06	3,840

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
11,000	Phoenix Civic Improvement Corp., EAGLE, Series 720050040, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/03/06	11,000
40,460	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 3.20%, 03/07/06	40,460
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/03/06	5,330
2,000	Phoenix Industrial Development Authority, Del Mar Terrace, Series A, Rev., VAR, 3.20%, 03/06/06	2,000
7,700	Pima County IDA, Lease Purchase, Rev., VAR, 3.30%, 03/04/06	7,700
	Pima County IDA, Tucson Electric Irvington
19,350	Rev., VAR, FNMA AGMT, LOC: Credit Suisse First Boston, 3.22%, 03/06/06	19,350
21,600	Rev., VAR, LOC: Bank of New York, 3.22%, 03/01/06	21,600
25,000	Salt River Project, Agricultural Improvement & Power District, Electric Systems, Series SG-160, Rev., VAR, LOC: Societe Generale, 3.22%, 03/07/06	25,000
7,110	University of Arizona, Main Campus & Research Series A, Rev., VAR, AMBAC, 3.18%, 03/03/06	7,110
4,100	University of Arizona, Student Union Bookstore, COP, Series B, VAR, AMBAC, 3.18%, 03/01/06	4,100
		262,445
	Arkansas — 0.1%
5,500	Columbia County Solid Waste Disposal, Albemarle Corp., Project, Rev., VAR, LOC: Bank of America N.A., 3.26%, 03/02/06	5,500
6,300	Little Rock Metrocentre Improvement District No.1, Little Rock Newspapers, Inc., Rev., VAR, LOC: Bank of New York, 3.01%, 03/01/06	6,300
		11,800
	California — 6.6%
2,450	Abag Financial Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VAR LOC: Bank of America N.A., 3.18%, 03/03/06	2,450
3,000	Abag Financial Authority for Nonprofit Corps., Multi-Family Housing, Paragon Apartments Series A, Rev., VAR, LOC: Comerica Bank, 3.27%, 03/03/06	3,000
6,995	ABN AMRO Munitops Certificate Trust, Series 2003-11, GO, VAR, FSA, 3.19%, 03/05/06	6,995
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 3.15%, 03/06/06	2,000
3,600	Anaheim Housing Authority, Multi-Family Housing Bel Page Project, Series A, Rev., VAR, FNMA, 3.17%, 03/04/06	3,600
8,500	Auburn Union School District, COP, VAR, FSA, 3.22%, 03/06/06	8,500
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 3.14%, 03/06/06	18,600
2,500	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 3.20%, 03/01/06	2,500
1,720	California Educational Facilities Authority, Stanford University, Series L-3, Rev., VAR, 3.07%, 03/01/06	1,720
17,790	California Educational Facilities Authority, University of San Francisco, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	17,790
14,995	California Housing Finance Agency, Series MT-036, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.25%, 03/01/06	14,995
21,900	California Housing Finance Agency, AMT, Series A, Rev., VAR, 3.20%, 03/06/06	21,900
	California Housing Finance Agency, AMT, Home Mortgage, Series M, Rev., VAR,
3,600	2.97%, 03/01/06	3,600
12,000	3.00%, 03/01/06	12,000
7,300	California Housing Finance Agency, Home Mortgage, Series F, Rev., VAR, FSA, 3.21%, 03/03/06	7,300
	California Housing Finance Agency, Multi-Family Housing,
7,335	Series D, Rev., VAR, GO of AGY, 3.08%, 03/01/06	7,335
1,125	Series G, Rev., VAR, GO of AGY, 3.23%, 03/03/06	1,125
1,520	California Infrastructure & Economic Development Bank, Colburn School, Series B, Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/06/06	1,520
6,000	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 3.32%, 03/01/06	6,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/04/06	1,610
1,535	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 3.20%, 03/06/06	1,535
	California State Department of Water Resources, Power Supply
14,750	Series B-3, Rev., VAR, LOC: Bank of New York, 2.94%, 03/01/06	14,750
33,960	Series B-4, Rev., VAR, LOC: Bayerische Landes Bank, 2.87%, 03/01/06	33,960
19,700	Series C-9, Rev., VAR, LOC: Citibank N.A., 3.12%, 03/02/06	19,700
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.15%, 03/02/06	2,950
40,000	Sub Series G-4, Rev., VAR, FSA, 3.15%, 03/05/06	40,000
40,000	Sub Series G-5, Rev., VAR, FSA, 3.13%, 03/02/06	40,000
12,000	Sub Series G-7, Rev., VAR, FSA, 3.15%, 03/02/06	12,000
1,275	California State Public Works Board, Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	1,275
1,650	California Statewide Communities Development Authority, Series 909, COP, VAR., MBIA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/04/06	1,650
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, 3.24%, 03/04/06	3,420
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR., FNMA, LIQ: FNMA, 3.20%, 03/04/06	4,400
43,800	Charter Mac Floater Certificate Trust I, Series CAL-1, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	43,800
21,000	California State University, EAGLE, Rev., VAR, AMBAC, 3.21%, 03/07/06	21,000
3,110	Chino Basin Regional Financing Authority, Inland Empire Utilities, Series A, Rev., VAR, AMBAC, 3.13%, 03/01/06	3,110
7,200	City of Camarillo, Multi-Family Housing, Heritage Park, Series A, Rev., VAR, FNMA COLL, 3.17%, 03/04/06	7,200
1,800	City of Fremont, Multi-Family Housing, Creekside Village Apartments, Series D, Rev., VAR, LOC: FHLMC, 3.13%, 03/07/06	1,800
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VAR, 3.15%, 03/05/06	3,950
2,636	City of Glendale, California Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.22%, 03/05/06	2,636
3,000	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, FHLMC, 3.16%, 03/07/06	3,000
100	City of Lodi, Electric Systems, Certificates, Series A, COP, VAR, MBIA, 3.13%, 03/06/06	100
2,695	City of Long Beach, Harbor, Series A, Rev., VAR, FNMA AGMT, 3.20%, 03/06/06	2,695
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev, VAR, LIQ: FNMA, 3.19%, 03/01/06	8,800
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC, 3.17%, 03/01/06	3,000
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 3.12%, 03/07/06	2,200
	East Bay Municipal Utility District, Wastewater Treatment Systems,
4,650	Sub Series 2, Rev., VAR, XCLA, 3.10%, 03/02/06	4,650
1,390	Sub Series A, Rev., VAR, FSA, 3.13%, 03/05/06	1,390
3,120	Sub Series B, Rev., VAR, FSA, 3.12%, 03/05/06	3,120
2,300	Sub Series B-2, Rev., VAR, XCLA, 3.12%, 03/02/06	2,300
10,000	County of Los Angeles, TRAN, Series A, 4.00%, 06/30/06	10,047
2,530	Eastern Municipal Water District, Water & Sewer, Series B, COP, VAR, MBIA, 3.15%, 03/01/06	2,530
21,000	Golden State Tobacco Securitization Corp., EAGLE 720053017, CL A, Rev., VAR, LIQ: Ciitbank N.A., FGIC, 3.21%, 06/01/06	21,000
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 3.15%, 03/06/06	4,100
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program COP, VAR, FSA, 3.15%, 03/01/06	6,360

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
26,900	Long Beach Bond Finance Authority,Tax Allocation, Series 812, Class D, VAR, INS: AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/02/06	26,900
6,660	Los Angeles, Community College District, Series ROCS-II-R-71, GO, VAR, MBIA, LIQ: Salomon Smith Barney, 3.21%, 03/03/06	6,660
5,300	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Second & Central Apartments Project, Series A, Rev., VAR, LOC: HSBC Bank USA, 3.20%, 03/03/06	5,300
3,200	Los Angeles Community Redevelopment Agency, Multi-Family Housing, Security Building Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/06/06	3,200
36,750	Los Angeles Convention & Exhibit Center Authority, Series D, Rev., VAR, AMBAC, 3.20%, 03/05/06	36,750
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VAR, 3.16%, 03/03/06	5,440
2,500	Los Angeles County Metropolitan Transportation Authority, Series A, Rev., VAR, MBIA, 3.15%, 03/04/06	2,500
2,230	Los Angeles County, Pension Obligation Series C, Rev., VAR, AMBAC, 3.13%, 03/06/06	2,230
	Los Angeles Department of Water & Power,
10,000	EAGLE 20060036, CL A, Rev., VAR, AMBAC, 3.21%, 07/01/06	10,000
1,000	Sub Series B-4, Rev., VAR, 3.12%, 03/07/06	1,000
170	Series PT-1949, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	170
1,980	Series PT-1949, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.21%, 03/02/06	1,980
	Los Angeles Unified School District,
13,425	GO, Series 924, VAR, LIQ: Morgan Stanley Municipal Funding, FSA, 3.19%, 03/02/06	13,425
1,995	Series PA-1115, GO, VAR, FSA, 3.22%, 03/02/06	1,995
4,000	Manteca Financing Authority, Municipal Securities Trust Receipts, Series SGA-147, Rev., VAR, MBIA, LIQ: Societe Generale, 3.19%, 03/06/06	4,000
	Metropolitan Water District of Southern California, Waterworks,
1,600	Series B-1, Rev., VAR, 2.90%, 03/01/06	1,600
5,600	Series B-2, Rev., VAR, 3.12%, 03/07/06	5,600
11,900	Series B-3, Rev., VAR, 2.91%, 0301/06	11,900
2,880	Series C-1, Rev., VAR, 3.12%, 03/02/06	2,880
710	Series C-2, Rev., VAR, 3.12%, 03/03/06	710
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 3.22%, 03/02/06	5,600
	Municipal Securities Trust Certificates,
4,215	Series 99-73, Class A, Rev., VAR, AMBAC, LIQ: Bear Sterns Capital Markets 3.19%, 03/07/06 (e)	4,215
6,530	Class A, Series 9042, GO, LOC: Bear Stearns Capital Market, 3.19%, 03/07/06 (e)	6,530
22,495	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.17%, 03/06/06 (e)	22,495
3,900	Orange County, Apartment Development Corp., Bear Brand Apartments Project, Series Z, Rev., VAR, LOC: FHLMC, 3.13%, 03/01/07	3,900
2,005	Orange County, Apartment Development Corp., Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/04/06	2,005
10,900	Orange County, Apartment Development Corp., Wood Canyon Villas, Issue E, Rev., VAR, LIQ: FNMA, 3.15%, 03/04/06	10,900
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 3.20%, 11/01/12	1,600
10,600	Poway Unified School District, School Facilities Funding Program, COP, VAR, FSA, 3.15%, 03/01/06	10,600
3,850	Rancho Water District Financing Authority, Series A, Rev., VAR, FGIC, 3.12%, 03/01/06	3,850
9,000	Riverside County Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VAR, MBIA, 3.13%, 03/01/06	9,000
2,700	Riverside County, Public Facilities, COP, Series B, VAR, LOC: State Street Bank & Trust Co., 3.00%, 03/02/06	2,700
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 3.15%, 03/06/06	1,200
17,500	Sacramento County, Series A, Rev., TRAN, 2.52%, 07/10/06	17,589
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, 3.16%, 03/01/06	4,000
3,500	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	3,500
	San Diego Unified School District,
3,120	PT 2176, GO, VAR, FGIC, 3.22%, 03/02/06	3,120
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/04/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
22,100	San Francisco City & County Airports Commission, AMT, Series 33-B, Rev., VAR, XCLA , 3.20%, 03/01/06	22,100
4,990	San Francisco City & County Airports Commission, Floating Rates Receipts, Series SG-88, VAR, LOC: Societe Generale, 3.21%, 03/02/06	4,990
13,300	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 3.22%, 03/04/06	13,300
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.17%, 03/06/06	1,800
500	San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VAR, 3.12%, 03/04/06	500
3,995	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 3.20%, 03/05/06	3,995
	Southern California Public Power Authority, Southern Transmission, Project,
13,500	Series B, Rev., VAR, FSA, 3.15%, 03/01/06	13,500
5,600	Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 3.13%, 03/06/06	5,600
	State of California,
16,000	Series A, Sub Series A-2, GO, VAR, LOC: Calyon Bank, 3.15%, 03/01/06	16,000
15,000	Series A, Sub Series A-3, GO, VAR, LOC: Bank of America N.A., 3.17%, 03/01/06	15,000
23,600	Series B, Sub Series B-5, GO, VAR, LOC: DEPFA Bank plc, 3.10%, 03/01/06	23,600
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.15%, 03/02/06	5,400
	State of California, Daily Kindergarten University,
3,500	Series A-5, GO, VAR, LOC: Citibank N.A., 2.87%, 03/01/06	3,500
10,250	Series B-2, GO, VAR, LOC: Ciitbank N.A., 2.94%, 03/01/06	10,250
	State of California, Economic Recovery,
53,750	Series C-6, Rev., VAR, LOC: Citibank N.A., ST GTD, 2.90%, 03/01/06	53,750
45,250	Series C-7, Rev. VAR, LOC: BNP Paribas, 2.90%, 03/01/06	45,250
5,000	Series C-12, Rev., VAR, XLCA, ST GTD, 3.15%, 03/02/06	5,000
25,000	Series C-16, Rev., VAR, FSA, ST GTD, 3.15%, 03/02/06	25,000
4,300	Series C-18, Rev., VAR, XLCA, ST GTD, 3.15%, 03/02/06	4,300
18,045	State of California, Merlots, Series C-07, GO, VAR, MBIA-IBC, 3.22%, 03/03/06	18,045
	State of California, Municipal Securities Trust Receipts,
15,500	Series SGB-60-1, GO, VAR, LOC: Societe Generale, CIFG-TCR, 3.21%, 03/02/06	15,500
13,450	Series SGA-54, GO, VAR, AMBAC, 3.19%, 03/07/06	13,450
4,200	Series SGA-58, Rev., VAR, FGIC, 3.19%, 03/07/06	4,200
5,000	Sate of California, P-Floats-PA 594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/04/06 (e)	5,000
13,505	State of California, Weekly Kindergarten Public University, Series A-7, GO, VAR, LOC: Citibank N.A., 3.13%, 03/06/06	13,505
4,175	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.22%, 03/05/06	4,175
500	Western Riverside County, Regional Wastewater Authority, Regional Wastewater Treatment, Rev., VAR, LOC: Dexia Credit Local, 2.90%, 03/01/06	500
		1,088,222
	Colorado — 2.3%
6,750	Adams County Housing Authority, Multi-Family Housing, Sempler Village Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/02/06	6,750
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	11,310
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	7,100
2,560	City of Arvada, Colorado Water, Rev., VAR, FSA, 3.20%, 03/02/06	2,560
3,150	City of Colorado Springs, The Colorado College Rev., VAR, 3.18%, 03/07/06	3,150
	City of Colorado Springs, Utilities
690	Series PT-367, VAR, 3.23%, 03/01/06	690
1,000	Sub Lien, Series A, Rev. VAR, 3.17%, 03/03/06	1,000
	Colorado Housing & Finance Authority,
19,590	Class 1, Series A-2, Rev., VAR, 3.20%, 05/01/06	19,590
4,880	Class I, Series AA-3, Rev., VAR, 3.20%, 03/03/06	4,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Muncipal Bonds — Continued
	Colorado — Continued
30,000	Colorado Housing & Finance Authority, AMT, Class 1, Series A-3, Rev., VAR, 3.25%, 05/01/06	30,000
	Colorado Housing & Finance Authority, AMT, Single Family Mortgage,
33,700	Class I, Series A-2, Rev., VAR, 3.25%, 03/06/06	33,700
7,200	Class I, Series C-2 , Rev., VAR, 3.25%, 03/04/06	7,200
17,200	Class I, Series B-2, Rev., VAR, 3.25%, 3/05/06	17,200
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Rev., VAR, FNMA COLL, 3.19%, 03/07/06	1,600
2,500	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien, Series A-3, Rev., VAR, AMBAC, 3.24%, 03/01/06	2,500
	Denver City & County Airport,
12,400	Series A, Rev., VAR, AMT, CIFG, 3.22%, 03/06/06	12,400
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 3.28%, 03/02/06	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 3.26%, 03/02/06	4,985
14,945	Denver City & County, Convention Center Project, Series B, Rev., VAR, 3.18%, 03/05/06	14,945
	Denver City & County, Wellington E Web Project,
5,000	Series C-3, Rev., VAR, 3.20%, 03/03/06	5,000
57,945	Series C-2, Rev., VAR, 3.19%, 03/03/06	57,945
12,500	Denver Urban Renewal Authority,Tax Increment, Tax Allocation, Series PT-999, VAR, LIQ: Merrill Lynch & Co, 3.27%, 03/01/06	12,500
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	10,000
6,090	Jefferson County School District R-001 Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/01/06	6,090
13,250	Park Creek Metropolitan District, TOCS, Series S, Rev., VAR, LIQ: Goldman Sachs, 3.22%, 03/05/06	13,250
	State of Colorado
50,000	TRAN, 3.75%, 06/27/06	50,175
30,000	TRAN, 4.00%, 06/27/06	30,129
6,955	City of Thornton, COP, Series RR-II-R-1052, VAR, AMBAC, LIQ: Salomon Smith Barney, 3.22%, 08/04/06	6,955
		378,604
	Connecticut — 0.3%
4,945	State of Connecticut, Series PA-879-R, GO, VAR, 3.20%, 03/04/06	4,945
29,630	Connecticut State Health & Educational Facility Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06	29,630
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/07/06	1,100
10,100	Connecticut State Housing Finance Authority, AMT, Housing Mortgage Finance Program, Series B-3, Rev., VAR, AMBAC, 3.19%, 03/01/06	10,100
2,500	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program, Sub Series D-3, Rev., VAR, AMBAC, 3.16%, 03/02/06	2,500
		48,275
	Delaware — 0.0% (g)
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 3.15%, 03/03/06	7,000
500	University of Delaware, Series B, Rev., VAR, 2.94%, 03/01/06	500
		7,500
	District of Columbia — 2.0%
79,470	Bank of New York Municipal Certificates Trust, Rev., VAR, 3.32%, 03/01/06	79,469
	District of Columbia,
27,700	Series C, GO, VAR, FGIC, 3.20%, 03/04/06	27,700
9,890	Series D, GO, VAR, FGIC, 3.20%, 03/04/06	9,890
600	Series D-1, GO, VAR, 3.17%, 03/07/06	600
1,820	District of Columbia Housing Finance Agency, Series PT-1381, Rev., VAR, FHA 221 (D) (4) HUD SECT 8, 3.22%, 03/05/06	1,820
2,400	District of Columbia, American Psychology Association, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/02/06	2,400
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 3.20%, 03/03/06	29,605
12,000	Series A, Rev., VAR, AMBAC, 3.20%, 03/06/06	12,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank Of New York, 3.26%, 03/03/06	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, LOC: Bank of America, 3.17%, 03/07/06	23,685

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — Continued
	District of Columbia, Multimodal,
26,810	Series A, GO, VAR, FSA, 3.20%, 03/01/06	26,810
53,035	Series B, GO, VAR, FSA, 3.20%, 03/01/06	53,035
16,570	Series D, GO, VAR, MBIA, 3.20%, 03/05/06	16,570
13,650	District of Columbia, Multimodal, American University, Rev., VAR, 3.16%, 03/02/06	13,650
2,085	District of Columbia, National Children’s Center, Inc., Rev., VAR, LOC: Bank of America, 3.19%, 03/05/06	2,085
4,200	District of Columbia, National Geographic Society, Rev., VAR, 3.16%, 03/03/06	4,200
2,400	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,400
5,970	District of Columbia, Water & Sewer Authority, Public Utilities, Series PT-373, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/05/06	5,970
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, District of Columbia, Water & Sewer, Series 98-5202, VAR, 3.22%, 03/02/06	6,155
5,800	Metropolitan Washington D.C. Airports Authority, TOCS, Series E, Rev., VAR, MBIA, LIQ: Goldman Sachs, 3.25%, 03/04/06	5,800
3,135	Multi-Family Housing, Trenton Park Apartments Project, Rev., VAR, LOC: Bank of America N.A., 3.34%, 03/01/06	3,135
		334,479
	Florida — 3.3%
9,345	ABN AMRO Munitops Certificate Trust,
	Series 2003-6, Rev., VAR, MBIA, 3.20%, 03/01/06	9,345
10,415	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	10,415
5,000	Broward County, Professional Sports Facility, Municipal Securities Trust Receipts, Series SGA-38, Rev., VAR, MBIA, 3.23%, 03/07/06	5,000
	City of Gulf Breeze, Local Government Loan Program,
31,145	Series B, Rev., VAR, FGIC, 3.19%, 03/05/06	31,145
29,215	Series C, Rev., VAR, 3.19%, 03/04/06	29,215
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VAR, FGIC, 3.18%, 03/03/06	10,000
16,900	City of JEA, District Energy Systems, Class A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.17%, 03/06/06	16,900
6,000	City of Lakeland, Energy Systems, Rev., VAR, 3.21%, 03/01/06	6,000
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 3.17%, 03/01/06	7,000
18,600	City of Tampa, Preparatory School Project, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	18,600
9,025	City of West Palm Beach, Utilities System, Rev., VAR, FGIC, 3.18%, 03/06/06	9,025
56,000	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series 2005-6, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	56,000
6,885	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.19%, 03/02/06	6,885
6,365	Duval County School Board, COP, VAR, FGIC, 3.22%, 03/03/06	6,365
	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners,
6,350	Series FF, Rev., VAR, FNMA, 3.20%, 03/02/06	6,350
6,310	Series L, Rev., VAR, 3.20%, 03/07/06	6,310
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/02/06	7,000
11,900	Florida State Board of Public Education, Public Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VAR, 3.05%, 03/01/06	11,900
11,000	Florida State Department of Environmental Protection, Preservation Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/01/06	11,000
15,000	Greater Orlando Aviation Authority, Series E, Rev., VAR, FSA, 3.25%, 03/06/06	15,000
32,560	Hillsborough County IDA, Rev., VAR, MBIA, 2.85%, 03/07/06	32,560
900	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 3.20%, 03/05/06	900
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 3.26%, 03/03/06	1,045
3,495	Lee County, Water & Sewer, Series RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	3,495
25,000	Liberty County Gas Tax Revenue, Rev., VAR, LOC: Bank of America, 3.24%, 03/06/06	25,000
7,000	Miami-Dade County, Series SG-141, Rev., VAR, FGIC, 3.22%, 03/05/06	7,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
10,190	Miami-Dade County, Water & Sewer, Revenue Systems, Series PA-892, Rev., VAR, 3.17%, 03/07/06	10,190
2,370	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 3.19%, 03/02/06	2,370
	Municipal Securities Trust Certificates,
15,000	Series 2001-115, Class A , Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.05%, 03/01/06 (e)	15,000
10,225	Series 2006-251, Class A, Rev., VAR, CIFG, LIQ: Bear Stearns Capital Markets, 3.25%, 04/01/06	10,225
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	6,700
	North Broward Hospital District,
18,515	Series A, Rev., VAR, MBIA, 3.17%, 03/05/06	18,515
13,660	Series B, Rev., VAR, CIFG, 3.18%, 03/05/06	13,660
7,460	Orange County Housing Finance Authority, Falcon Trace Apartments, Project, Series D, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	7,460
10,206	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, LOC: Nationsbank N.A., 3.18%, 03/07/06	10,206
4,000	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, 3.20%, 03/06/06	4,000
	Orlando & Orange County Expressway Authority,
18,700	Series C-1, Rev., VAR, FSA, 3.18%, 03/02/06	18,700
1,800	Series C-2, Rev., VAR, FSA, 3.18%, 03/02/06	1,800
26,825	Series C-4, Rev., VAR, FSA, 3.16%, 03/02/06	26,825
10,000	Series D, Rev., VAR, FSA, 3.18%, 03/05/06	10,000
	Orlando Utilities Commission, Water & Electric
15,000	Series A, Rev., VAR, 3.18%, 03/06/06	15,000
4,595	Series RR-II-R-1040, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 04/01/06	4,595
5,265	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	5,265
5,150	Pinellas County Housing Finance Authority, Single Family Mortgage, Rev., VAR, 3.27%, 04/03/06	5,150
5,295	State of Florida, Series PA-511, GO, VAR, 3.22%, 03/02/06	5,295
3,900	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: First Union National Bank, 3.23%, 03/03/06	3,900
3,600	West Orange Healthcare District,
	Series B, Rev., VAR, LOC: Suntrust Bank Center, 3.20%, 03/03/06	3,600
		547,911
	Georgia — 3.5%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VAR, FGIC, 3.21%, 03/01/06 (e)	16,610
37,485	Albany-Dougherty County Hospital Authority, Phoebe Hospital, RAN, Rev., VAR, AMBAC, 2.99%, 03/01/06	37,485
15,350	Athens-Clarke County Unified Government Development Authority, Athletic Association, Rev., VAR, 3.00%, 03/01/06	15,350
5,635	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood Rev., VAR, LOC: FHLMC, 3.24%, 03/06/06	5,635
	City of Atlanta, Airport,
7,500	Series B-3, Rev., VAR, MBIA, 3.18%, 03/03/06	7,500
20,000	Series C-1, Rev., VAR, MBIA, 3.20%, 03/03/06	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 3.26%, 03/07/06	4,385
20,000	City of Atlanta, Tax Allocation, Westside Apartments Project, Series A, Rev., VAR, LOC: Wachovia Bank, 3.20%, 03/05/06	20,000
3,545	City of Atlanta Water & Wastewater, Series B, Rev., VAR, 3.20%, 03/03/06	3,545
6,000	City of Atlanta Water & Wastewater, Municipal Securities Trust Receipts, Series SGA-145, Rev., VAR, MBIA, LIQ: Societe Generale, 3.23%, 03/04/06 (e)	6,000
9,000	Augusta, Water & Sewer, Municipal Securities Trust Receipts, Series SGS-140, Rev., VAR, FSA, LIQ: Societe Generale, 3.23%, 03/07/06	9,000
9,425	Atlanta Downtown Development Authority, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.17%, 03/07/06	9,425
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 3.24%, 03/01/06	7,160
22,891	Cobb County Development Authority, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/04/06	22,891
15,000	Cobb County Development Authority, Whitefield Academy Project, Rev., VAR, LOC: RBC Centura Bank, 3.20%, 03/07/06	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, 3.20%, 03/07/06	3,400
25,000	Cobb County Kennestone Hospital Authority, Equipment Pool Project, Anticipation Certificates, Rev., VAR, 3.20%, 03/01/06	25,000
13,000	Cobb-Marietta Coliseum & Exhibit Hall Authority, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 3.21%, 03/03/06	13,000
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 3.20%, 03/03/06	20,255
18,200	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, LIQ: FNMA, 3.21%, 03/03/06	18,200
9,250	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, LIQ: FNMA, 3.22%, 03/07/06	9,250
12,345	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, FNMA COLL, 3.22%, 03/01/06	12,345
10,735	De Kalb County Housing Authority,Timber Trace Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.19%, 03/03/06	10,735
10,595	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 3.22%, 03/01/06	10,595
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	700
1,530	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.20%, 03/07/06	1,530
18,540	Gainesville Redevelopment Authority, Riverside Military Project, Series PA-892, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/03/06	18,540
48,523	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Bank of America N.A., 3.20%, 03/01/06	48,523
	Georgia Municipal Electric Authority,
8,445	Series PA-1187, Rev., VAR, MBIA-IBC, 3.22%, 03/02/06	8,445
9,470	Series RR-II-R-1016, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/07/06	9,470
	Georgia State Road & Tollway Authority,
21,690	Series, PT-1501, Rev., VAR, ST GTD, 3.20%, 03/04/06	21,690
4,985	Series, PT-2019, Rev., VAR, ST GTD, 3.22%, 03/02/06	4,985
5,970	Griffin-Spalding County Development Authority, IDA, Norcom, Inc., Project, Rev., VAR, LOC: LaSalle Bank N.A., 3.27%, 03/06/06	5,970
6,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 3.17%, 03/01/06	6,000
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., RAN, VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VAR, 3.17%, 03/01/06	9,450
9,225	Marietta Housing Authority, Multi-Family Housing, Winterset Apartments Project, Rev., VAR, LOC: FNMA, 3.21%, 03/06/06	9,225
18,600	Municipal Electric Authority of Georgia, Sub Series B, Rev., VAR, GO, LOC: Landesbank Hessen-Thueringen, 3.13%, 03/02/06	18,600
1,500	Municipal Electric Authority of Georgia, MEAG Project One, Sub Series D, Rev., VAR, MBIA, 3.13%, 03/03/06	1,500
3,700	Municipal Electric Authority of Georgia, Project One, Series C, Rev., VAR, FSA, 3.13%, 03/01/06	3,700
	Private Colleges & Universities Authority, Emory University,
44,305	Series B, Rev., VAR, 3.15%, 03/02/06	44,305
1,890	Series B, Rev., VAR, 3.15%, 03/03/06	1,890
7,200	Series B-2, Rev., VAR, 3.17%, 03/02/06	7,200
10,260	Private Colleges & Universities Facilities Authority, Emory University, Series B, Rev., VAR, 3.15%, 03/03/06	10,260
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 3.16%, 03/01/06	5,200
		569,949
	Hawaii — 0.2%
20,825	ABN AMRO Munitops Certificate Trust Series 2004-1, Rev., VAR, FGIC, 3.23%, 03/02/06	20,825
14,282	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: Union Bank of California, 3.22%, 03/02/06	14,282
		35,107

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Idaho — 0.4%
	Idaho Housing & Financing Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 3.25%, 03/07/06	10,500
2,840	Series F-1, Class 1, Rev., VAR, 3.25%, 03/06/06	2,840
52,000	State of Idaho, GO, TAN, 4.00%, 06/30/06	52,178
		65,518
	Illinois — 4.7%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, VAR, Rev., FGIC, 3.26%, 03/03/06	17,150
6,195	Series 2005-23, VAR, Rev., FSA, 3.26%, 03/02/06	6,195
7,970	Series 2005-57, VAR, Rev., GNMA, 3.30%, 03/06/06	7,970
6,545	Series 2005-64, VAR, Rev., AMBAC, 3.30%, 03/05/06	6,545
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 3.18%, 03/05/06	21,960
20,000	Series E-2, GO, VAR, CIFG, 3.18%, 03/07/06	20,000
5,520	Series PT-2446, GO, VAR, MBIA, 3.22%, 03/01/06	5,520
34,950	Chicago Housing Authority, Capital Improvement Program, Floating Rate Receipts, Series L-40, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.23%, 03/06/06	34,950
2,900	Chicago Metropolitan Water Reclamation District-Greater Chicago, Series B, Rev., VAR, 3.19%, 03/01/06	2,900
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VAR, LOC: Societe Generale, 3.26%, 03/02/06	2,500
	Chicago O’Hare International Airport, ACES, General Airport Second Lien,
5,600	Series B, Rev., VAR, LOC: Bayerische Landesbank, 3.18%, 03/07/06	5,600
9,200	Series B, Rev., VAR, LOC: Societe Generale, 3.11%, 03/07/06	9,200
25,000	Chicago Park District, Corporate Purpose Tax Anticipation Warrants, Series A, Rev., 4.00%, 05/01/06	25,039
15,000	City of Aurora, Single Family Mortgages, Series 1152, Rev., VAR, LIQ: Morgan Stanley Municipal Funding , 3.25%, 03/06/06	15,000
	City of Chicago,
13,000	Series B, GO, VAR, FGIC, 3.21%, 03/06/06	13,000
19,540	City of Chicago, Midway Airport, Series SG-97, Rev., VAR, MBIA, 3.22%, 01/01/22	19,540
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev, VAR, LOC: Lasella Bank N.A., 3.28%, 03/06/06	6,075
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, Rev, VAR, LIQ: Societe Generale, INS: FGIC, 3.23%, 03/01/06	20,000
650	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 3.19%, 03/06/06	650
18,300	City of Lisle, Multi-Family Housing, Four Lakes Phase V, Rev., VAR, FNMA, 3.20%, 03/03/06	18,300
4,510	City of Mount Morris, Brethren Home Project, Rev., VAR, LOC: U.S. Bank N.A., 3.18%, 03/07/06	4,510
10,900	City of Schaumberg, Multi-Family Housing, TreeHouse II Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.18%, 03/04/06	10,900
	Cook County
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/01/06	4,503
7,280	Series PT-1497, GO, VAR, FGIC, 3.22%, 03/03/06	7,280
5,360	Du Page County Community Unit School District No. 200 Wheaton, Series RR-II-R-4013, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/04/06	5,360
3,130	Eclipse Funding Trust, Solar Eclipse, Chicago, Series 2006-0003, GO, VAR, LIQ: U.S. Bank, FSA, 3.22%, 07/01/13	3,130
13,135	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VAR, LIQ: U.S. Bank, MBIA, 3.21%, 09/01/13	13,135
4,300	Galesburg, Knox College Project, Rev., VAR, LOC: LaSalle Bank, 3.28%, 03/06/06	4,300
2,205	Illinois Development Finance Authority, IDR, CFC International, Inc., Project, Rev., VAR, LOC: LaSalle National Bank, 3.28%, 03/06/06	2,205
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/07/06	4,485
1,305	Illinois Development Finance Authority, IDR, Toughy Ltd. Partnership Project, Rev., VAR, LOC: LaSalle National Bank, 3.28%, 03/06/06	1,305
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VAR, 3.22%, 03/07/06	6,895
4,500	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: LaSalle Bank N.A., 3.22%, 03/06/06	4,500

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
9,500	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VAR, 3.18%, 03/03/06	9,500
10,000	Illinois Finance Authority, Residential Rental, Rev., VAR, FHLMC, LIQ: FHLMC, 3.25%, 03/03/06	10,000
33,500	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 3.17%, 03/01/06	33,500
3,340	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VAR, 3.17%, 03/01/06	3,340
31,676	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 3.17%, 03/01/06	31,676
11,600	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 3.20%, 03/01/06	11,600
2,010	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 3.17%, 03/06/06	2,010
13,000	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 3.18%, 03/02/06	13,000
1,800	Illinois Health Facilities Authority, The Carle Foundation, Series B, Rev., VAR, AMBAC, 3.20%, 03/01/06	1,800
985	Illinois Housing Development Authority, Center Apartments, 3.11%, 03/01/06	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 3.26%, 03/01/06	10,175
7,500	Series C-3, AMT, Rev., VAR, 3.24%, 03/01/06	7,500
9,005	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 3.22%, 03/06/06	9,005
20,370	Illinois State Toll Highway Authority, Series PT-2913, Rev., VAR, FSA, 3.22%, 03/03/06	20,370
10,215	Jackson County, Multi-Family Housing, Series 2943, Rev., VAR, 3.31%, 03/03/06	10,215
2,570	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 3.33%, 03/07/06	2,570
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 20040030, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/01/06	7,000
	Municipal Securities Trust Certificates,
100	Series 2000-93, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 3.07%, 03/01/06	100
5,500	Series 2001-9021, Class A, GO, VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.23%, 03/02/06	5,500
11,800	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.29%, 03/01/06	11,800
17,605	Series 2005-223, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Captial Market, 3.29%, 03/03/06	17,605
	Regional Transportation Authority,
54,800	Series B, Rev., VAR, 3.20%, 03/01/06	54,800
6,530	Series PT-1448, Rev., VAR, FGIC, 3.22%, 03/05/06	6,530
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06	19,800
	State of Illinois,
45,000	GO, Unlimited Notes, 4.50%, 03/30/06	45,050
30,000	GO, Unlimited Notes, 4.50%, 04/28/06	30,065
25,000	GO, Unlimited Notes, 4.50%, 05/30/06	25,081
13,115	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 3.22%, 03/04/06	13,115
10,000	Series B, GO, VAR, 3.23%, 03/06/06	10,000
2,075	State of Illinois, Municipal Securities Trust Receipts, Series SGA-103, GO, VAR, LIQ: Societe Generale, 3.05%, 03/01/06	2,075
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, LIQ: Societe Generale, 3.22%, 03/04/06	3,255
8,600	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.20%, 03/05/06	8,600
200	Will County ExxonMobil Project, Rev. VAR, 2.80%, 03/01/06	200
		768,424
	Indiana — 1.4%
7,660	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.22%, 03/05/06	7,660
6,015	Carmel School Building Corp., Series RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/02/06	6,015
6,825	Center Grove 2000 Building Corp., Series PT-2699, Rev., VAR, FGIC, 3.22%, 03/05/06	6,825

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
8,605	City of Indianapolis, Local Public Improvement Bond Bank, Series PT-1408, Rev., VAR, MBIA, 3.22%, 03/06/06	8,605
	City of Indianapolis, Local Public Improvement Bond Bank, Waterworks Project,
18,680	Series G-1, MBIA, 3.18%, 03/02/06	18,680
25,650	Series H, MBIA, 3.18%, 03/07/06	25,650
6,365	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 3.22%, 03/01/06	6,365
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank Of America N.A., 3.29%, 03/03/06	5,000
6,695	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.22%, 03/05/06	6,695
7,000	Eclipse Funding Trust, Solar Wayne, Series 2006-0015, Rev., VAR, LIQ: U.S. Bank, FGIC, 3.21%, 03/02/06	7,000
7,485	Hammond School Building Corp., Series RR-II-R-6516, Rev., GO, MBIA, LIQ: Citibank N.A., 3.22%, 03/03/06	7,485
5,055	Indiana Health Facility Financing Authority, Series PA-1069, VAR, 3.22%, 03/03/06	5,055
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
17,000	Series A-1, Rev., VAR, 2.72%, 07/03/06	17,000
11,500	Series A-2, Rev., VAR, 2.72%, 06/01/06	11,500
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	2,485
9,000	Indiana Housing & Community Development Authority, Single Family Mortgage Notes, Series D, Rev., 3.50%, 03/29/06	9,000
6,900	Indiana State Finance Authority Revenue, Ispat Inland Inc., Rev., VAR, LOC: Royal Bank of Scotland, 3.16%, 03/02/06	6,900
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
5,310	Series PT-2296, Rev., VAR, FGIC, 3.22%, 03/01/06	5,310
900	Series SGA-113, Rev., VAR, LIQ: Societe Generale, 3.05%, 03/01/06	900
18,600	Series SGA-151, Class A, LIQ: Societe Generale, 3.23%, 03/02/06	18,600
5,530	Merrillville Multi School Building Corp,
	Series PT-2841, Rev., VAR, FGIC, 3.22%, 03/03/06	5,530
7,200	Monroe County Hospital Authority, Rev., VAR, MBIA, 3.18%, 03/04/06	7,200
5,400	Mount Vernon Industrial Pollution Control, General Electric Co. Project, Rev., VAR, 2.96%, 03/01/06	5,400
22,000	Purdue University, Student Fee, Series V, Rev., VAR, 3.17%, 03/01/06	22,000
7,900	St. Joseph County, Educational Facilities, University of Notre Dame, Rev., VAR, LIQ: Bank of America, 3.08%, 03/05/06	7,900
6,090	Tell City-Troy Township Elementary School Building Corp., Series PT 2825, Rev., VAR, FSA, 3.22%, 03/03/06	6,090
		236,850
	Iowa — 0.6%
3,330	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 3.22%, 06/01/24	3,330
	Iowa Finance Authority, Healthcare Facilities,
17,100	Series A-1, Rev., VAR, FGIC, 3.17%, 02/15/35	17,100
24,100	Series A-2, Rev., VAR, FGIC, 3.17%, 02/15/35	24,100
19,730	Series B-3, Rev., VAR, AMBAC, 3.16%, 02/15/35	19,730
3,200	Iowa Finance Authority, Health System, Series B, Rev., VAR, AMBAC, 3.20%, 01/01/28	3,200
	Iowa Finance Authority, Single Family Mortgage
8,410	Series D, Rev., VAR, GNMA, 3.23%, 07/01/34	8,410
5,900	Series F, Rev., VAR, LOC: Wells Fargo Bank N.A, GNMA, 3.25%, 01/01/33	5,900
20,000	State of Iowa, Tax & Revenue Antic Notes, 4.50%, 06/30/06	20,084
		101,854
	Kansas — 0.6%
24,470	City of Olathe, Series A, GO, Unlimited Notes, 4.00%, 06/01/06	24,518
9,780	City of Overland Park, Floating Rate Receipts, Series SG-155, VAR, 3.22%, 03/04/06	9,780
26,370	City of Wichita, Series 215, GO, Unlimited Notes, 4.50%, 08/10/06	26,522
	Kansas State Department of Transportation, Highway,
27,500	Series C-2, Rev., VAR, 3.19%, 03/07/06	27,500
5,200	Series C-4, Rev., VAR, 3.15%, 03/04/06	5,200
		93,520
	Kentucky — 0.5%
13,460	Clipper Tax-Exempt Trust,
	Series 2005-35, Rev., VAR, 3.27%, 03/02/06	13,460

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
14,795	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 3.24%, 03/01/06	14,795
35,000	Kentucky Asset Liability Commission, Series A, Rev., TRAN, 4.00%, 06/28/06	35,148
8,300	Kentucky Asset Liability Commission, Project Notes, Second Series A-2, 3.15%, 05/01/06	8,300
2,040	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 3.20%, 03/02/06	2,040
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 3.22%, 03/06/06 (e)	15,000
		88,743
	Louisiana — 0.4%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 3.22%, 03/05/06	12,000
1,285	Iberia Parish, IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 3.32%, 03/02/06	1,285
2,270	Louisiana Housing Finance Agency, Mortgage, Series PT-1340, Rev., VAR, 3.26%, 03/01/06	2,270
8,365	Louisiana Local Government, Environmental Facilities & Community Development, Series A, Rev., VAR, LOC: Regions Bank, 3.20%, 03/05/06	8,365
5,345	Louisiana Public Facilities Authority, Pennington Medical Foundation Project, Rev., VAR, FNMA AGMT, LOC: BNP Paribas, 3.22%, 03/07/06	5,345
	Louisiana State University & Agricultural & Mechanical College, Auxiliary,
20,450	Rev., VAR, FGIC, 3.17%, 03/06/06	20,450
7,645	Series B, Rev., VAR, AMBAC, 3.19%, 03/03/06	7,645
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 3.22%, 03/07/06	4,950
		62,310
	Maine — 0.7%
9,500	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/06/06	9,500
6,885	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VAR, AMBAC, 3.19%, 03/01/06	6,885
	Maine State Housing Authority, Mortgage
10,000	Series C-3, Rev., VAR, AMT, 3.25%, 03/05/06	10,000
7,500	Series D-3, Rev., VAR, AMT, 3.22%, 03/05/06	7,500
20,000	Series D-3, Rev., VAR, AMT, 3.22%, 03/07/06	20,000
24,265	Series E-2, Rev., VAR, AMBAC, 3.25%, 03/04/06	24,265
17,300	Series G, Rev., VAR, AMT, 3.22%, 5/15/06	17,300
21,000	State of Maine, TAN, GO, 4.00%, 06/30/06	21,088
		116,538
	Maryland — 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 3.20%, 03/01/06	23,825
3,135	Community Development Administration, Multi-Family Development, Avalon Lea Apartment Project, Rev., VAR, FNMA, 3.17%, 03/06/06	3,135
3,750	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Waters Tower Series G, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/07/06	3,750
	Maryland Community Development Administration, Department of Housing & Community Development, Residential
14,900	Series C, Rev., VAR, AMT, 3.18%, 03/02/06	14,900
12,400	Series C, Rev., VAR, AMT, 3.22%, 03/01/06	12,400
20,000	Series I, Rev., VAR, AMT, 3.23%, 03/07/06	20,000
15,000	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series G, Rev., 3.20%, 11/24/06	15,000
3,000	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	3,000
16,585	Maryland Health & Higher Educational Facilities Authority, Series D, Rev., VAR, LOC: Bank of America, 3.18%, 03/03/06	16,585
3,310	Maryland State Economic Development Corp. Series L9-J, Rev., VAR, FSA, 3.28%, 03/06/06	3,310
13,510	Maryland State Economic Development Corp, U.S. Pharmacopeial Project, Series B, Rev., VAR, AMBAC, 3.05%, 03/01/06	13,510
5,215	Maryland State, Health & Higher Educational Facilities Authority, Series 825, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/03/06	5,215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
1,950	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VAR, MBIA, 3.17%, 03/05/06	1,950
9,000	Maryland State Health & Higher Educational Facilities Authority, Municipal Securities Trust Receipts, Series SGA-143, Rev., VAR, LIQ: Societe Generale, 3.23%, 03/01/06	9,000
5,950	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 3.24%, 03/01/06	5,950
23,900	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.15%, 03/03/06	23,900
6,400	Montgomery County Housing Opportunities Commission, Multi-Family Housing, Falklands Series B, Rev., VAR, FNMA, 3.05%, 03/01/06	6,400
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, LIQ: FNMA, 3.18%, 03/06/06	5,100
795	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 3.11%,03/01/06	795
	Washington Suburban Sanitation District
5,700	Series A, BAN, GO, VAR, 3.10%, 03/02/06	5,700
8,100	Series A, BAN, GO, VAR, 3.10%, 03/06/06	8,100
5,100	Washington Suburban Sanitation District, Multi-Modal, Series A, BAN, GO, VAR, 3.10%, 03/07/06	5,100
		206,625
	Massachusetts — 2.1%
6,030	Canton Housing Authority, Multi-FamilyHousing, Canton Arboretum Apartments, Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	6,030
13,500	City of Barnstable, BAN, 3.75%, 06/16/06	13,542
7,410	Clipper Tax-Exempt Trust, COP, Series 2001-4, VAR, LIQ: State Street Bank & Trust Co, 2.82%, 07/01/06	7,410
	Commonwealth of Massachusetts
11,235	Series A, GO, VAR, 3.19%, 02/01/28	11,235
5,600	Series B, GO, VAR, 3.18%, 09/01/16	5,600
9,995	Series PA-800 LIQ: Merrill Lynch Capital Services, 3.20%, 02/01/15	9,995
7,830	Series PT-1576, GO, VAR, MBIA, 3.20%, 11/01/20	7,830
115	Series PT-2008, GO, VAR, AMBAC, 3.20%, 10/01/19	115
21,070	Series PT-2618, GO, VAR, FSA, LIQ: Merrill Lynch Lynch Capital Services, 3.20%, 03/01/18	21,070
3,750	Commonwealth of Massachusetts, EAGLE Series 20040004, Class A, GO, VAR, 3.22%, 08/01/28	3,750
33,170	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, P-7U, VAR, Regulation D, Lehman-Liquidity Co., 3.23%, 03/05/06	33,170
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment Series SGA-123, VAR, LIQ: Societe Generale, 3.23%, 03/06/06	5,750
5,030	Massachusetts Bay Transportation Authority, EAGLE, Series 2004-0031, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/04/06	5,030
10,000	Massachusetts Development Finance Agency Brimmer & May School, Rev., VAR, LOC: Soveriegn Bank FSB, 3.18%, 03/02/06	10,000
	Massachusetts Development Finance Agency, Clark University,
12,995	Series A, Rev., VAR, AMBAC, 3.16%, 03/05/06	12,995
14,395	Series B, Rev., VAR, AMBAC, 3.16%, 03/06/06	14,395
6,800	Rev., VAR, MBIA, 3.16%, 03/03/06	6,800
6,000	Massachusetts Development Finance Agency, New England, Inc., Rev., VAR, LOC: Keybank N.A., 3.23%, 03/02/06	6,000
4,390	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/04/06	4,390
17,465	Massachusetts Health & Educational Facilities Authority, Series WW, Merlots, VAR, 3.22%, 03/06/06	17,465
47,350	Massachusetts Health & Educational Facilities Authority, Capital Assets Program, Series E, Rev., VAR, LOC: Bank of America N.A., 2.95%, 03/01/06	47,350
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare
5,500	Series D-4, Rev., VAR, 3.17%, 03/07/06	5,500
8,800	Series D-6, Rev., VAR, 3.02%, 03/01/06	8,800
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 3.15%, 03/06/06	2,200
	Massachusetts Housing Finance Agency,
4,000	Series F, Rev., VAR, FSA, 3.16%, 03/04/06	4,000
20,995	Series G, Rev., VAR, 3.16%, 03/04/06	20,995

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
5,705	Massachusetts Housing Finance Agency, Single Family, Rev., VAR, FSA, 3.19%, 03/06/06	5,705
10,025	Massachusetts State Industrial Finance Agency, Whitehead Institute for Biomedical Research, Rev., VAR, 3.15%, 03/03/06	10,025
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/06/06	2,506
	Massachusetts State Water Resources Authority, Multi-Modal,
4,900	Series B, Rev., VAR, AMBAC, 3.19%, 03/07/06	4,900
9,550	Sub Series B, Rev., VAR, FGIC, 3.19%, 03/07/06	9,550
6,675	Sub Series C, Rev., VAR, FGIC, 3.19%, 03/07/06	6,675
1,000	Sub Series D, Rev., VAR, LOC: Landesbank Baden-Wurttm, 2.97%, 03/01/06	1,000
11,480	Route 3 North Transit Improvement Association, Series B, Rev., VAR, AMBIAC, 3.18%, 03/04/06	11,480
		343,258
	Michigan — 2.8%
	ABN AMRO Munitops Certificate Trust,
30,795	Series 2000-16, GO, VAR, FGIC, 3.20%, 03/07/06	30,795
5,000	Series 2002-29, GO, VAR, INS: FGIC Q-SBLF, 3.20%, 03/02/06	5,000
15,050	Series 2005-12, Rev., VAR, GNMA COLL, 3.30%, 03/02/06	15,050
17,000	City of Detroit, Sewer Disposal, Second Lien Series E, Rev., VAR, INS: FGIC-SPI, 3.00%, 10/03/06	17,000
1,945	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VAR, FSA, 3.20%, 03/02/06	1,945
2,600	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LOC: Societe Generale, 3.17%, 03/02/06	2,600
2,950	Detroit City School District, Merlots, Series B-01, GO, VAR, INS: FGIC Q-SBLF, 3.23%, 03/04/06	2,950
6,700	Detroit City School District, STARS, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.21%, 03/04/06	6,700
5,290	East Lansing School District, Series ROCS-RR-II-R-2188, GO, VAR, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	5,290
7,450	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, LIQ: Societe Generale, 3.23%, 03/01/06	7,450
10,000	Eclipse Funding Trust, Series 2006-0001, Solar Eclipse Detroit, GO, VAR, LIQ: U.S. Bank N.A. 3.21%, 05/01/06	10,000
20,825	Holt Public Schools, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 3.18%, 03/03/06	20,825
12,300	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, LIQ: Landesbank Hessen-Thueringen, 3.18%, 03/02/06	12,300
6,925	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 03/07/06	6,925
	Michigan State Hospital Finance Authority
8,970	Series PA-919, Rev., VAR, 3.21%, 03/02/06	8,970
7,495	Series PT-668, Rev., VAR, MBIA, 3.21%, 03/03/06	7,495
10,000	Michigan State Hospital Finance Authority, Ascension, Series B-1, Rev., VAR, 3.15%, 03/01/06	10,000
8,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.18%, 03/02/06	8,000
	Michigan State Hospital Finance Authority, Trinity Health Credit
18,200	Series E, Rev., VAR, 3.02%, 03/01/06	18,200
3,200	Series G, Rev., VAR, CIFG, 3.02%, 03/01/06	3,200
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club Series A, Rev., VAR, LIQ: FNMA, 3.16%, 03/03/06	6,350
3,065	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, LOC: Bank of New York, 3.20%, 03/02/06	3,065
	Michigan State University
5,955	Series A, Rev., VAR, 2.97%, 03/01/06	5,955
25,520	Series A, Rev., VAR, 3.17%, 03/03/06	25,520
3,100	Series A, Rev., VAR, 3.17%, 03/06/06	3,100
2,800	Series B, Rev., VAR, 3.17%, 03/03/06	2,800
28,285	Milan Area Schools, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.18%, 03/07/06	28,285
11,800	Oakland University, Rev., VAR, FGIC, 3.20%, 03/07/06	11,800
25,955	Saline Area Schools, GO, VAR, LIQ: Helaba, 3.18%, 03/03/06	25,955
	State of Michigan
25,000	Series A, GO, 4.50%, 09/29/06	25,175
15,435	Series D, Rev., GAN, VAR, FSA, 3.18%, 03/01/06	15,435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
4,395	Series PT-2021, GO, VAR, 3.21%, 03/04/06	4,395
70,220	State of Michigan, Floating Rate Trust Receipts Series P-5, GO, VAR, Regulation D, LIQ: Lehman Liquidity Co., 3.26%, 09/29/06	70,220
1,395	University of Michigan, Rev., VAR, 3.15%, 03/06/06	1,395
1,525	University of Michigan, Medical Services Plan Series A-1, Rev., VAR, 2.95%, 03/01/06	1,525
1,500	Series A, Rev., VAR, 3.16%, 03/03/06	1,500
3,200	University of Michigan, Hospital, Series A, Rev., VAR, 2.95%, 03/01/06	3,200
12,145	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, INS: FSA, 3.18%, 03/03/06	12,145
11,075	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 3.21%, 03/07/06	11,075
		459,590
	Minnesota — 0.5%
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 3.22%, 03/06/06	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 3.23%, 03/06/06	9,000
19,520	City of Minneapolis, Fairview Healthcare Services, Series C, Rev., VAR, MBIA, 3.17%, 03/07/06	19,520
9,215	Minnesota Housing Finance Agency, AMT, Residential Housing, Series N, 3.30%, 12/04/06	9,215
	Minnesota Housing Finance Agency, Residential Housing, AMT,
5,000	Series B, Rev., VAR, GO, 3.25%, 03/02/06	5,000
5,520	Series J, Rev., VAR, GO, 3.25%, 03/02/06	5,520
11,885	Minnesota Housing Finance Agency, AMT, Residential Housing, Series C, Rev., VAR, 3.25%, 03/03/06	11,885
4,995	Minnesota Public Facilities Authority, PCR, Water, Series RR-II-R-31, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	4,995
3,815	City of St. Louis Park, Catholic Finance Corp., Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/06/06	3,815
7,995	Washington County Housing & Redevelopment Authority, Multi-Family Housing, Series PT-702, Rev., LIQ: Federal Home Loan Mortgage Corp., 3.26%, 03/04/06	7,995
		85,655
	Mississippi — 0.5%
	Jackson County, PCR, Chevron USA Inc. Project,
6,900	Rev., VAR, 2.97%, 03/01/06	6,900
20,300	Rev., VAR, 3.00%, 03/01/06	20,300
60,076	Mississippi Development Bank Special Obligation, Series PT-1494, Rev., VAR, FSA, 3.15%, 03/01/06	60,076
2,200	State of Mississippi Series RR-II-R-1043, GO, VAR, FGIC, LIQ: Salomon Smith Barney, 3.22%, 03/02/06	2,200
		89,476
	Missouri — 0.5%
	Bi-State Development Agency, Metropolitan District,
11,155	Series PT-1593, Rev., VAR, FSA, 3.22%, 03/07/06	11,155
14,310	Series SG-175, Rev., VAR, FSA, 3.22%, 03/03/06	14,310
11,125	City of O’Fallon, COP, Series PT-1396, VAR, MBIA, 3.22%, 03/01/06	11,125
2,750	Kansas City, IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 3.26%, 03/01/06	2,750
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/01/06	3,000
1,600	Series B, Rev., VAR, MBIA, 3.24%, 03/05/06	1,600
1,350	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.26%, 03/04/06	1,350
6,100	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.28%, 03/06/06	6,100
14,000	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	14,000
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	2,500
4,400	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services, Series C-3, Rev., VAR, 3.19%, 03/06/06	4,400
18,300	Missouri State Highways & Transit Commission, Series B-4, Rev., VAR, 3.08%, 03/06/06	18,300

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
25	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.29%, 03/04/06	25
		90,615
	Nebraska — 0.4%
10,543	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.15%, 03/03/06	10,543
49,200	American Public Energy Agency, Gas Supply, Series A, Rev., VAR, 3.15%, 03/02/06	49,200
3,285	NEBHELP, Inc., Multi-Modal, Series A-11, Rev., VAR, MBIA, 3.25%, 03/06/06	3,285
	Nebraska Investment Finance Authority, Single Family Housing,
5,320	Series E, Rev., VAR, 3.25%, 03/04/06	5,320
4,415	Series N-7, Regulation D, Rev., VAR, 3.28%, 03/04/06	4,415
		72,763
	Nevada — 1.0%
14,460	Clark County, Airport, Sublien, Series C, Rev., VAR, 3.18%, 03/07/06	14,460
	Clark County School District,
10,880	Series PT-2556, GO, VAR, FGIC, 3.22%, 03/02/06	10,880
11,555	Series PT-2566, GO, VAR, FGIC, 3.22%, 03/02/06	11,555
5,910	Series PT-2406, GO, VAR, MBIA, 3.22%, 03/01/06	5,910
16,680	Clipper Tax-Exempt Certificate Trust, Series 2005-37, Rev., VAR, 3.22%, 03/02/06	16,680
18,745	Las Vegas Valley Water District, Merlots, Series B-10, GO, MBIA, 3.23%, 03/05/06	18,745
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/04/06	6,750
3,295	Series M, Rev., VAR, LOC: East West Bank, 3.22%, 03/06/06	3,295
13,900	Nevada Housing Division, Multi-Unit Housing, Series A, Rev., VAR, LOC: Wachovia Bank, 3.22%, 03/01/06	13,900
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.65%, 03/06/06 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.65%, 03/06/06	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, LIQ: FNMA, 3.22%, 03/03/06	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 3.22%, 03/02/06	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 3.22%, 03/02/06	5,520
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 3.22%, 03/06/06	5,385
	State of Nevada
4,800	Series PT-403, GO, VAR, 3.22%, 05/15/13	4,800
8,890	Series ROCS-RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	8,890
5,800	Truckee Meadows Water Authority, Municipal Securities Trust Receipts, Series SGA-137, Rev., VAR, FSA, LIQ: Societe Generale, 3.05%, 03/01/06	5,800
		158,050
	New Hamsphire — 0.7%
5,885	New Hampshire Health & Education Facilities Authority, Riverbend, Rev., VAR, LOC: Banknorth N.A., 3.21%, 03/06/06	5,885
66,710	New Hampshire Health & Education Facilities Authority, University System, Series B, Rev., VAR, XCLA, 3.17%, 03/02/06	66,710
	New Hampshire Higher Educational & Health Facilities Authority,
4,002	Series 772, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/07/06	4,002
9,600	Series 866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/05/06	9,600
	New Hampshire Higher Educational & Health Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 3.22%, 03/06/06	6,300
7,250	Series D, Rev., VAR, AMBAC, 3.22%, 03/01/06	7,250
7,200	Series F, Rev., VAR, AMBAC, 3.22%, 03/06/06	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, Board Partnership Project, Rev., VAR, FNMA AGMT, 3.20%, 03/04/06	5,200
1,990	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Bank of America N.A., 3.30%, 03/01/06	1,990
		114,137

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — 3.2%
	Bergen County Improvement Authority, Special Purpose Limited Obligation
16,770	Series B, LOC: Wachovia Bank, N.A., VAR, 3.21%, 03/07/06	16,770
23,985	Series C, LOC: Wachovia Bank, N.A., VAR, 3.21%, 03/07/06	23,985
5,765	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, AMT, 3.21%, 03/07/06	5,765
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Loan, Rev., VAR, LOC: Bank of New York, 3.12%, 03/03/06	6,675
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 3.13%, 03/06/06	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.22%, 03/07/06	11,600
	New Jersey EDA, Merlot
4,995	Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/04/06	4,995
14,495	Series B-14, Rev., VAR, AMBAC, 3.22%, 03/07/06	14,495
4,985	Series PA-828, Rev., VAR, AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	4,985
19,495	Series PT-2805, Rev., VAR, AMBAC, FGIC, LIQ: Dexia Credit Local, 3.21%, 03/02/06	19,495
3,000	New Jersey EDA, Foreign Trade Zone Project, Rev., VAR, LOC: Bank of New York, 3.01%, 03/01/06	3,000
6,000	New Jersey EDA, Kenwood USA Corp. Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/04/06	6,000
10,215	New Jersey EDA, Senior Care, Bayshore Health, Rev., VAR, LOC: Krediet Bank N.V., 3.12%, 03/03/06	10,215
25,015	New Jersey Environmental Infrastructure Trust, Golf Holdings LLC Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.21%, 03/07/06	25,015
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Bank of America N.A., 3.08%, 03/06/06	1,500
3,300	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 3.12%, 03/06/06	3,300
	New Jersey State Educational Facilities Authority,
5,470	Series PT-1597, Rev., VAR, 3.21%, 03/04/06	5,470
5,240	Series PT-1599, Rev., VAR, 3.21%, 03/04/06	5,240
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 3.21%, 03/05/06	10,170
30,800	New Jersey State Housing & Mortgage Finance Agency, Series PT-897, Rev., VAR, FHA, 2.80%, 03/04/06	30,800
	New Jersey State Turnpike Authority
18,225	Series C-2, Rev., VAR, FSA, 3.16%, 03/03/06	18,225
25,910	Series ROCS-RR-II-R-399, Rev., VAR, FSA, LIQ: Citibank N.A., FSA, 3.22%, 03/05/06	25,910
	New Jersey Transportation Trust Fund Authority,
8,532	Series 941-D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/01/06	8,531
10,000	Series PT 2491, Rev., FGIC, 3.21%, 03/01/06	10,000
5,200	New Jersey Transportation Trust Fund Authority, Salem County Improvement Authority, Friends Home Woodstown, Inc., Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/06/06	5,200
16,945	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation Systems, Series ROCS-RR-II-7012, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/03/06	16,945
	State of New Jersey,
97,750	TRAN, Series A, Rev., VAR, 4.00%, 06/23/06	98,087
125,000	Rev., VAR, 4.50%, 06/23/06	125,513
		525,786
	New Mexico — 0.3%
18,850	Bernalillo County, TRAN, 4.00%, 06/30/06	18,933
12,941	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 3.17%, 03/01/06	12,941
3,200	Chaves County, IDR, Friona Industries LP, Series A, Rev., VAR, LOC: Bank of America N.A., 3.29%, 03/03/06	3,200
6,420	New Mexico Finance Authority Series RR-II-R-2118, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	6,420
	New Mexico Mortgage Finance Authority,
2,875	Series PT-1308, Rev., VAR, GNMA/FNMA/FHLMC, 3.26%, 03/03/06	2,875
3,030	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 3.26%, 03/05/06	3,030
		47,399

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — 13.8%
24,795	ABN AMRO Munitops Certificate Trust Series 2002-19, Rev., VAR, MBIA-IBC, 3.21%, 03/02/06 (m)	24,795
	Bank of New York Municipal Certificates Trust,
23,170	Rev., VAR, 3.31%, 03/04/06	23,170
9,105	Rev., VAR, 3.31%, 03/05/06	9,105
10,745	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-2028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.30%, 05/15/06	10,745
2,200	Jay Street Development Corp, Series A-4, Rev., VAR, LOC: Depfa Bank plc, 2.93%, 03/01/06	2,200
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 3.17%, 03/06/06	900
8,700	Series PA-1051, Rev., VAR, FSA, 3.21%, 03/05/06	8,700
9,995	Series PA-513-R, Rev., VAR, FSA, 3.21%, 03/07/06	9,995
2,300	Series PA-522, Rev., VAR, FSA, 3.21%, 03/07/06	2,300
4,800	Series PT-386, Rev., VAR, 3.21%, 03/03/06	4,800
	Metropolitan Transportation Authority,
20,800	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/04/06	20,800
15,005	Series 20040041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/06/06	15,005
48,615	Sub Series A-1, GO, VAR, CIFG, 3.13%, 03/06/06	48,615
24,140	Sub Series A-3, GO, VAR, XLCA, 3.13%, 3/06/06	24,140
11,985	Series B-16, Rev., VAR, 3.22%, 03/06/06	11,985
16,900	Series D-2, Rev., VAR, FSA, 3.13%, 03/06/06	16,900
17,300	Sub Series E-1, Rev., VAR, LOC: Fortis Bank S.A., 3.14%, 03/02/06	17,300
1,000	Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 2.91%, 03/01/06	1,000
6,700	Series PA-1042R, Rev., VAR, MBIA, 3.21%, 03/01/06	6,700
23,680	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.12%, 03/07/06	23,680
1,520	Monroe County Airport Authority Series PA-585, Rev., VAR, MBIA, 3.23%, 03/04/06	1,520
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.02%, 03/01/06 (e)	1,300
7,555	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06 (e)	7,555
8,600	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06 (e)	8,600
12,700	Series 2002-210, Class A, Rev., VAR, GO, LIQ: Bear Stearns Capital Markets, 3.20%, 03/03/06	12,700
16,725	Nassau County, TAN, Series A, GO Unlimited Notes, 4.50%, 10/31/06	16,867
6,800	Nassau Health Care Corp. Sub Series 2004-C3, Rev., VAR, FSA, 3.17%, 03/06/06	6,800
	New York City,
1,600	Sub Series B-5, GO, VAR, MBIA, 2.92%, 03/01/06	1,600
32,800	Sub Series C-3, GO, VAR, LOC: BNP Paribas, 3.12%, 03/06/06	32,800
30,000	Sub Series E-4, GO, VAR, LOC: Bank of America N.A., 3.17%, 03/02/06	30,000
11,585	Series PT-2759, Rev., FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06	11,585
14,850	Series 2003-0016, Class A, GO, VAR, MBIA-IBC, LIQ: Citibank N.A. 3.22%, 03/03/06	14,850
14,995	Series ROCS-RR-II-R-389, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/07/06	14,995
10,300	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.16%, 03/04/06	10,300
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 3.21%, 03/01/06	4,995
9,200	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.14%, 03/03/06	9,200
12,100	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.16%, 03/03/06	12,100
2,400	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 2.98%, 03/01/06	2,400
300	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.92%, 03/01/06	300
5,100	Sub Series A-6, GO, VAR, LOC: Helaba, 3.16%, 03/01/06	5,100
7,300	Sub Series A-6, GO, VAR, FSA, 2.98%, 03/01/06	7,300
1,300	Sub Series B-4, GO, VAR, MBIA, 2.92%, 03/01/06	1,300
5,600	Sub Series B-5, GO, VAR, MBIA, 2.92%, 03/01/06	5,600
8,900	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.16%, 03/06/06	8,900
8,675	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.14%, 03/06/06	8,675
17,000	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.15%, 03/06/06	17,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
20,815	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/06/06	20,815
5,600	Sub Series H-1, GO, VAR, LOC: Bank of New York, 2.98%, 03/01/06	5,600
200	Sub Series H-2, GO, VAR, MBIA, 2.92%, 03/01/06	200
14,600	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.15%, 03/02/06	14,600
100	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	100
4,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.12%, 03/02/06	4,000
350	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	350
1,700	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	1,700
3,600	Sub Series H-4, GO, VAR, LOC: Bank of New York, 2.93%, 03/01/06	3,600
10,000	Sub Series H-5, GO, VAR, 3.16%, 03/02/06	10,000
1,700	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/05/06	1,700
1,500	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 2.93%, 03/01/34	1,500
2,800	New York City Housing Development Corp., 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank, plc., 3.20%, 03/07/06	2,800
6,000	New York City Housing Development Corp., 155 W 21st Street, Series A , Rev., VAR, AMT, LOC: Bank of New York, 3.23%, 03/01/06	6,000
9,250	New York City Housing Development Corp., Chelsea Arms Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.21%, 03/04/06	9,250
11,300	New York City Housing Development Corp, Grace Towers Development, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	11,300
12,800	New York City Housing Development Corp., Mortgage La Casa De Sol, Series VA, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/03/06	12,800
19,600	New York City Housing Development Corp., Mortgage Urban Horizons, Series II-A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	19,600
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, 3.16%, 03/06/06	3,070
10,900	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, 3.21%, 03/04/06	10,900
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VAR, 3.20%, 03/07/06	15,000
20,000	New York City IDA, Liberty Facilities, Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.18%, 03/06/06	20,000
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.20%, 03/03/06	400
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	10,700
	New York City Municipal Water Finance Authority,
21,495	Series 720050041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A.,3.22%, 03/01/06	21,495
31,250	Series A, Rev., VAR, FGIC, 2.98%, 03/01/06	31,250
6,950	Series C, Rev., VAR, FGIC, 2.92%, 03/01/06	6,950
18,460	Series F-1, Rev., VAR, 2.98%, 03/01/06	18,460
14,500	Series PA-454, Rev., VAR, FGIC, 3.21%, 03/07/06	14,500
7,200	Series ROCS-RR-II-R-385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	7,200
1,300	Sub Series F-1, Rev., VAR, 3.10%, 03/02/06	1,300
2,000	New York City Municipal Water Finance Authority, American Securities Trust Receipts, Series SGB-27, Rev., VAR, FSA-CR, LIQ: Societe Generale, 3.22%, 03/01/06	2,000
	New York City Municipal Water Finance Authority, Water & Sewer System
10,650	Series PA-446, Rev., VAR, FGIC, 3.21%, 03/07/06	10,650
5,885	Series PA-1076, Rev., VAR, 3.23%, 03/05/06	5,885
9,895	Series PA-1085, Rev., VAR, FGIC, 3.21%, 03/05/06	9,895
5,000	Sub Series C-3, Rev., VAR, 2.93%, 03/01/06	5,000
	New York City Transitional Finance Authority,
49,515	Sub Series 2-C, Rev., VAR, LIQ: Lloyds TSB Bank plc., 3.15%, 03/03/06	49,515
18,300	Series L21, Regulation D, Rev., VAR, 3.20%, 03/04/06	18,300
8,995	Series PA-1043-R, Rev., VAR, 3.21%, 03/03/06	8,995
17,600	Sub Series 2-A, Rev., VAR, LIQ: Dexia Credit Local, 2.98%, 03/01/06	17,600
10,415	Sub Series 2-E, Rev., VAR, LIQ: NYS Common Return Fund, 3.12%, 03/03/06	10,415
16,575	New York City Transitional Finance Authority, Floating Rate Trust Receipts, Series L-11, Rev., VAR, 3.20%, 03/03/06	16,575

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
14,400	Series A-2, Rev., VAR, 3.16%, 03/04/06	14,400
42,200	Series B, Rev., VAR, 2.98%, 03/01/06	42,200
14,000	New York City Transitional Finance Authority, Merlots, Series A-40, Rev., VAR, MBIA-IBC, 3.22%, 03/03/06	14,000
4,800	New York City Transitional Finance Authority, New York City Recovery, Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thuerigen, 3.16%, 03/03/06	4,800
	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts,
7,910	Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/04/06	7,910
3,950	Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.02%, 03/01/06	3,950
4,300	New York City, Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VAR, FNMA, 3.16%, 03/06/06	4,300
	New York City Municipal Securities Trust Receipts,
15	Series SGB-33, GO, VAR, FSA-CR, LIQ: Societe Generale, 3.22%, 03/06/06	15
12,600	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.18%, 03/07/06	12,600
9,000	Series SGA-51, GO, VAR., AMBAC, 3.20%, 03/07/06	9,000
	New York City,
2,400	Sub Series H-1, GO, VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	2,400
3,700	Sub Series H-2, GO, VAR, LOC: Dexia Credit Local, 2.92%, 03/01/06	3,700
5,100	Sub Series H-4, GO, VAR, LOC: Bank of New York, 3.12%, 03/07/06	5,100
	New York Local Government Assistance Corp.
1,700	Series B, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	1,700
17,300	Series F, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	17,300
8,200	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	8,200
	New York Local Government Assistance Corp., Floating Rate Receipts,
5,500	Series SG-99, Rev., VAR, AMBAC, 3.21%, 04/01/11	5,500
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	10,300
	New York Local Government Assistance Corp., Sub Lien,
12,350	Series A-6V, Rev., VAR, FSA, 3.10%, 03/06/06	12,350
	New York Mortgage Agency, Homeowner Mortgage
10,000	Series 122, Rev., VAR, 3.21%, 03/03/06	10,000
31,500	Series 125, Rev., VAR, 3.22%, 03/04/06	31,500
	New York State Dormitory Authority,
2,315	Series 341, Rev., VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/06/06	2,315
11,600	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	11,600
48,265	Series 1215, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/15/06	48,265
29,695	Series MT-040, Rev., VAR, FHA, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/07/06	29,695
5,000	Series PA-409, Rev., VAR, AMBAC, 3.21%, 03/06/06	5,000
11,100	Series PA-419, Rev., VAR, 3.21%, 03/06/06	11,100
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	6,445
15,470	Series PA-1088, Rev., VAR, AMBAC, 3.21%, 03/04/06	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, 3.21%, 03/04/06	7,120
9,810	Series PT-1447, Rev., VAR, MBIA, 3.21%, 03/07/06	9,810
6,845	Series PT-1621, Rev., VAR, MBIA, 3.21%, 03/07/06	6,845
13,600	Series PT-1742, Rev., VAR, MBIA, LIQ: BNP Paribas, 3.21%, 03/07/06	13,600
7,965	Series PT-2240, Rev., VAR, FSA, 3.21%, 03/06/06	7,965
	New York State Dormitory Authority, Mental Health Services,
22,880	Sub Series D2-B, Rev., VAR, FSA, 3.14%, 03/03/06	22,880
11,900	Sub Series D2-D, Rev., VAR, AMBAC, 3.15%, 03/03/06	11,900
5,000	Sub Series D2-E, Rev., VAR, 3.13%, 03/03/06	5,000
20,000	Sub Series D2-H, Rev., VAR, 3.13%, 03/03/06	20,000
4,750	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.16%, 03/07/06	4,750

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
5,515	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.01%, 03/01/06	5,515
	New York State Energy Research & Development Authority, Conolidated Edison Co.,
6,000	Sub Series C-1, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	6,000
13,600	Sub Series C-2, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/01/06	13,600
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 3.21%, 03/04/06	10,450
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.13%, 03/04/06	10,000
	New York State Environmental Facilities Corp.,
7,300	Series 918, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	7,300
4,995	Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	4,995
15,000	Series PA-1261, Rev., VAR, MBIA, 3.21%, 03/07/06	15,000
	New York State Environmental Facilities Corp., Clean Water & Drinking
44,725	Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/05/06	44,725
11,650	Series PA-1165, Rev., VAR, 3.21%, 03/02/06	11,650
21,850	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VAR, LIQ: FNMA, 3.16%, 03/03/06	21,850
	New York State Housing Finance Agency, 101 West End,
13,500	Rev., VAR, LIQ: FNMA, 3.20%, 03/01/06	13,500
8,000	Rev., VAR, LIQ: FNMA, 3.20%, 03/03/06	8,000
20,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/06/06	20,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 3.20%, 03/03/06	4,200
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FSA, LIQ: FHLMC, 3.20%, 03/05/06	1,900
44,900	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	44,900
8,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	8,500
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	5,900
15,500	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.21%, 03/03/06	15,500
36,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/05/06	36,000
31,000	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	31,000
	New York State Housing Finance Agency, Parkledge Apartment Housing,
1,200	Series A, Rev., VAR, LIQ: FHLMC, 3.18%, 03/07/06	1,200
33,950	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.16%, 03/04/06	33,950
14,200	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.16%, 03/04/06	14,200
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	11,300
25,000	New York State Housing Finance Agency, Tower 31 Housing, Series A, Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/06/06	25,000
49,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.21%, 03/06/06	49,000
14,300	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/04/06	14,300
36,000	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	36,000
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	3,400
	New York State Thruway Authority,
15,235	Series PT-1194, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/15/06	15,235
14,325	Series SGA-150, Rev., VAR, GO, LIQ: Societe Generale, 3.20%, 03/03/06	14,325

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Thruway Autthority, Highway & Bridge Trust Fund, EAGLE
35,980	Series 720053022, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/05/06	35,980
15,000	Series 720050080, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 04/01/06	15,000
11,415	Series PA-532, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	11,415
7,210	New York State Thruway Authority, Highway & Bridge Trust Fund, Series PT-1425, Rev., VAR, FGIC, 3.21%, 03/07/06	7,210
6,200	New York State Urban Development Corp., Series SG-163, Rev., VAR, 3.21%, 03/06/06	6,200
	New York State Urban Development Corp., State Facilities & Equipment,
12,525	Sub Series A-3-A, Rev., VAR, FGIC, 3.17%, 03/04/06	12,525
30,500	Sub Series A-3-B, Rev., VAR, FGIC, 3.13%, 03/04/06	30,500
23,900	Onondaga County IDA, Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.28%, 03/06/06	23,900
23,880	Port Authority of New York & New Jersey, Floating Rate Trust Receipts, Series P4U, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co., 3.25%, 05/01/06	23,880
	Port Authority of New York & New Jersey,
13,090	Rev., VAR, 3.25%, 03/02/06	13,090
8,080	Series PT-2263, Rev., VAR, FGIC-TCRS, 3.21%, 03/01/06	8,080
6,455	Port Authority of New York & New Jersey, Trust Receipts, Series 10, Class F, Rev., VAR, FSA, 3.23%, 03/04/06	6,455
18,145	Tobacco Settlement Financing Authority, TOCS Series D, Rev., VAR, AMT, LIQ: Goldman Sachs, 3.27%, 03/01/06	18,145
	Triborough Bridge & Tunnel Authority,
9,738	Series 839, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/04/06	9,738
8,000	Series B, Rev., VAR, FSA, 3.16%, 03/06/06	8,000
5,795	Series D, Rev., VAR, FSA, 3.15%, 03/01/06	5,795
2,350	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 3.20%, 03/02/06	2,350
12,080	Series PA-1090, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	12,080
595	Series PT-2017, Rev., VAR, MBIA, 3.21%, 03/04/06	595
15,100	Triborough Bridge & Tunnel Authority, Sub Series B-4, Rev., VAR, 3.18%, 03/06/06	15,100
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VAR, AMBAC, 3.15%, 03/07/06	2,100
9,300	Westchester County, IDA, IDR, Levister Redevelopment Co., LLC Series A, Rev., VAR, LOC: Bank of New York, 3.21%, 03/01/06	9,300
		2,276,065
	North Carolina — 2.4%
5,345	Brunswick County, Enterprise System, Series PT-2235, Rev., VAR, FSA, 3.22%, 03/03/06	5,345
10,000	Buncombe County Metropolitan Sewerage District, Series PA-892, Rev., VAR, XLCA, 3.21%, 03/07/06	10,000
9,500	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series D, Rev., VAR, 2.94%, 03/01/06	9,500
10,955	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 3.17%, 03/04/06	10,955
25,000	City of Charlotte, Transit Projects, Series II-F, COP, VAR, 3.18%, 03/04/06	25,000
8,405	City of Charlotte, Water & Sewer System, Series B, Rev., VAR, 3.19%,03/06/06	8,405
1,500	City of Durham, Water & Sewer Utility Systems Rev., VAR, 3.20%, 03/01/06	1,500
22,690	City of Greensboro, Enterprise Systems Series B, Rev., VAR, 3.20%, 03/01/06	22,690
5,000	City of Winston-Salem, Water & Sewer Systems Series B, Rev., VAR, 3.19%, 03/02/06	5,000
	Fayetteville Public Works Commission
8,700	Rev., VAR, FSA, 3.18%, 03/04/06	8,700
4,500	Series A, Rev., VAR, FSA, 3.18%, 03/06/06	4,500
10,400	Guilford County, Series B, Rev., VAR, 3.19%, 03/07/06	10,400
300	Guilford County Industrial Facilities & PCFA, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 3.24%, 11/01/13	300
9,115	Henderson County, Series PT-2751, Rev., VAR, COP, AMBAC, 3.22%, 03/07/06	9,115
4,900	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 3.19%, 03/06/06	4,900
	Mecklenburg County
25,000	COP, VAR, 3.17%, 03/01/06	25,000
5,000	Series C, GO, VAR, LIQ: Bank of America N.A., 3.20%, 03/05/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
8,935	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/01/06	8,935
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/01/06	10,255
8,225	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/01/06	8,225
4,715	North Carolina Housing Finance Agency Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.28%, 03/02/06	4,715
5,715	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.21%, 03/01/06	5,715
	North Carolina Housing Finance Agency, Home Ownership
13,685	Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 3.25%, 03/02/06	13,685
10,500	Series 22-B, Rev, VAR, 3.20%, 03/02/06	10,500
6,430	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 3.18%, 03/01/06	6,430
	North Carolina Medical Care Commission, Duke University Health Systems
26,200	Series B, Rev, VAR, 3.17%, 03/01/06	26,200
21,380	Series C, Rev, VAR, 3.17%, 03/01/06	21,380
7,100	North Carolina Medical Care Commission, First Health Carolinas Project, Rev., VAR, 3.18%, 03/01/06	7,100
2,600	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	2,600
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project Rev., VAR, 3.20%, 03/06/06	10,200
2,700	North Carolina Medical Care Commission, Northeast Medical Center Project, Series B, Rev., VAR, LOC: Suntrust Bank, 3.17%, 03/01/06	2,700
5,100	North Carolina Medical Care Commission, Pooled Equipment Financing Project, Rev., VAR, MBIA, 3.05%, 03/04/06	5,100
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank, 3.19%, 03/02/06	15,000
13,985	North Carolina State University at Raleigh Series B, Rev., VAR, 3.13%, 03/07/06	13,985
7,540	Raleigh Durham Airport Authority, Rev., VAR, FGIC, 3.25%, 03/06/06	7,540
	State of North Carolina
8,550	Series PT-2207, GO, VAR, 3.22%, 03/01/06	8,550
6,000	Series D, GO, VAR, 3.15%, 03/01/06	6,000
5,560	State of North Carolina, Public Improvement Series D, GO, VAR, 3.15%, 03/06/06	5,560
14,000	Union County, Series B, Rev., VAR, AMT, 3.17%, 03/07/06	14,000
12,800	University of North Carolina, Series C, Rev., VAR, 3.12%, 03/02/06	12,800
		393,485
	North Dakota — 0.4%
4,105	North Dakota State Housing Finance Agency Series RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 3.26%, 03/07/06	4,105
	North Dakota State Housing Finance Agency, Home Mortgage
12,490	Series A, Rev., VAR, 3.24%, 03/02/06	12,490
19,705	Series B, Rev., VAR, 3.24%, 03/02/06	19,705
22,825	Series C, Rev., VAR, 3.24%, 03/04/06	22,825
		59,125
	Ohio — 0.7%
6,320	Cincinnati City School District Series RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	6,320
7,805	Franklin County, Franklin County Hospital Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/03/06	7,805
7,000	Franklin County, Hospital, OhioHealth Corp. Series D, Rev., VAR, LOC: National City Bank, 3.19%, 03/06/06	7,000
7,800	Franklin County, Trinity Health Credit Series C-1, Rev., VAR, FGIC, LIQ: U.S. Bank, 3.20%, 03/01/06	7,800
2,975	Greene County, Fairview Extended, Series B, Rev., VAR, LOC: Bank of America N.A., 3.17%, 03/02/06	2,975
9,000	Hamilton County, Healthcare Facilities, Twin Towers & Twin Lakes, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.21%, 03/01/06	9,000

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	Hamilton County, Hospital Facilities, Health Alliance
9,396	Series A, Rev., VAR, MBIA, 3.08%, 03/01/06	9,396
3,800	Series E, Rev., VAR, MBIA, 3.08%, 03/07/06	3,800
16,300	Montgomery County, Catholic Health
	Series B-2, Rev., VAR, 3.18%, 03/01/06	16,300
5,890	Municipal Securities Trust Certificates Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.22%, 03/06/06	5,890
8,975	Ohio State Building Authority, Series L-41, Regulation D, Rev., VAR, 3.28%, 03/07/06	8,975
4,995	Ohio State Turnpike Commission Series RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/01/06	4,995
10,200	Ohio State Water Development Authority, Multi-Modal, Rev., VAR, LOC: Northern Trust Co., 3.34%, 03/05/06	10,200
6,000	Ohio State Water Development Authority, Pollution Control Facilities, Cleveland, Series A, Rev., VAR, LOC: Barclays Bank plc, 3.30%, 03/02/06	6,000
3,750	Ohio State Water Development Authority, Pollution Control Facilities, Toledo Series A, Rev., VAR, LOC: Barclays Bank plc, 3.32%, 03/02/06	3,750
7,755	State of Ohio, Series RR II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/06/06	7,755
3,200	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VAR, 2.95%, 03/01/06	3,200
		121,161
	Oklahoma — 0.3%
	Payne County EDA, Student Housing, OSUF Phase III Project
9,800	Rev., VAR, AMBAC, 3.20%, 03/02/06	9,800
9,000	Series B, Rev., VAR, AMBAC, 3.22%, 03/02/06	9,000
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/07/06	10,490
7,047	Tulsa County Industrial Authority, Plaza Hills East Project, Rev., 3.35%, 04/21/06	7,047
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank of New York, 3.21%, 03/02/06	6,500
		42,837
	Oregon — 0.5%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 3.20%, 03/06/06	6,000
	Oregon State Department of Administrative Services, State Lottery
9,360	Series 89, VAR, MBIA, LIQ: BNP Paribas, 3.22%, 03/06/06	9,360
5,160	Series PT-1394, Rev., VAR, FSA, 3.22%, 03/07/06	5,160
15,000	Oregon State Housing & Community Services Department, Series I, Rev., VAR, AMT, 3.24%, 03/04/06	15,000
7,785	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.31%, 03/07/06	7,785
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program Series L, Rev., VAR, 3.24%, 03/02/06	5,000
12,445	Portland Housing Authority, Multi-Family Housing Authority, Rev., VAR, LOC: Wells Fargo Bank, N.A., 3.23%, 03/06/06	12,445
	State of Oregon
10,000	Series A, GO, 3.06%, 11/27/06	10,103
965	Series A-18, Regulation D, GO, VAR, 3.28%, 03/05/06	965
6,000	State of Oregon, Veterans Welfare, Series 83, GO, VAR, 3.18%, 03/05/06	6,000
		77,818
	Other Territory — 4.4%
	ABN AMRO Munitops Certificate Trust,
17,676	Series 1998-16, Rev., VAR, MBIA, 3.23%, 03/07/06	17,676
8,000	Series 2001-26, GO, VAR, 3.23%, 03/05/06	8,000
10,395	Series 2001-27, Rev., VAR, FSA, 3.30%, 03/07/06	10,395
	ABN AMRO Munitops Certificate Trust, Multi-State
31,495	Series 1999-6, Rev., VAR, PSF-GTD, 3.21%, 03/07/06 (e)	31,495
10,000	Series 1999-9, Rev., VAR, PSF-GTD, 3.21%, 03/01/06 (e)	10,000
13,280	Series 2000-10, VAR, MBIA, 3.21%, 03/01/06 (e)	13,280
16,685	Series 2000-13, Class C, VAR, PSF-GTD, 3.21, 03/01/06	16,685

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territory — Continued
5,000	Series 2001-1, GO, VAR, MBIA, 3.23%, 03/05/06	5,000
9,850	Series 2001-10, GO, VAR, MBIA, 3.23%, 03/07/06	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 3.23%, 03/03/06	15,010
24,500	Series 2002-1, Rev., VAR, 3.34%, 03/05/06	24,500
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 3.29%, 03/02/06	9,995
5,500	Series 2002-16, GO, VAR, PSF-GTD, 3.23%, 03/04/06 (e)	5,500
4,900	Series 2002-37, Rev., VAR, FHA, GNMA COLL 3.30%, 03/04/06	4,900
10,750	Series 2004-8, GO, VAR, AMBAC, 3.23%, 03/02/06	10,750
16,280	Series 2004-43, GO, VAR, FGIC, 3.23%, 03/04/06	16,280
	Charter Mac Floater Certificate Trust I
7,300	Series CAL-2, Rev., VAR, MBIA, 3.24%, 03/06/06	7,300
8,000	Series NAT-1, Rev., VAR, MBIA, 3.28%, 03/07/06	8,000
24,000	Series NAT-2, Rev., VAR, MBIA, 3.28%, 03/06/06	24,000
15,000	Series NAT-3, Rev., VAR, AMT, MBIA, 3.28%, 03/02/06	15,000
14,000	Series NAT-4, Rev., VAR, AMT, MBIA, 3.28%, 03/02/06	14,000
11,500	Series NAT-5, Rev., VAR, AMT, MBIA, 3.28%, 03/06/06	11,500
	Clipper Tax-Exempt Certificate Trust,
29,608	Series 2002-9, COP, VAR, LIQ: State Street Bank & Trust Co., 3.38%, 03/03/06	29,608
12,366	Series 2005-15, Rev., VAR, LIQ: State Street Bank & Trust, 3.27%, 03/02/06	12,366
5,865	Sereis 2005-16, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.27%, 03/02/06	5,865
12,605	Series 2005-30, Rev, 3.33%, 03/07/06	12,605
2,672	Clipper Tax-Exempt Certificate Trust Partner COP, Series 1999-2, VAR, AMT, 3.38%, 03/02/06	2,672
8,500	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series PA-892, Rev., VAR, 3.38%, 03/02/06	8,500
20,000	Clipper Tax-Exempt Trust, COP, Series 2003-5, VAR, LIQ: State Street Bank & Trust Co, 3.30%, 03/02/06	20,000
	Eagle Tax-Exempt Trust
17,315	GO, VAR, MBIA, LOC: Citibank N.A., 3.22%, 03/03/06	17,315
19,800	Rev., VAR, AMBAC, 3.22%, 03/05/06	19,800
14,850	Series 2000-3208, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/05/06	14,850
	Eagle Tax-Exempt Trust, Weekly Option Mode,
2,420	Series 3C-7, Class A, Rev., VAR, 3.22%, 03/07/06 (e)	2,420
1,230	Series 1994-4904, Rev., VAR, 3.26%, 03/06/06	1,230
2,000	Series 2000-1601, VAR, 3.22%, 03/01/06	2,000
5,900	Series 2001-3801, Rev., VAR, LIQ: Citibank N.A., AMBAC, 3.22%, 03/01/06 (e)	5,900
10,475	Eagle Tax Exempt Trust, Weekly Options Mode, Round Rock, COP, Series 2001-4304, Class A, 3.22%, 03/03/06	10,475
7,000	Eagle Tax Exempt Trust, Weekly Option Mode, Salt River Project, VAR, 3.22%, 03/06/06	7,000
	Eagle Tax Exempt Trust, Weekly Partner Certificate,
10,000	Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/05/06	10,000
3,000	COP, VAR, 3.22%, 03/04/06	3,000
6,000	Series 2000-1003, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/05/06	6,000
44,685	Lehman Brothers Pooled Municipal Trust Receipts, Series TR-P6U, Rev., VAR, LIQ: Lehman Liquidity Co., 3.26%, 07/01/06	44,685
14,430	MBIA Capital Corp., Tax Exempt, Series PL-10, Rev., VAR, MBIA, LIQ: Landesbank Hessen-Thueringen, 3.28%, 03/05/06	14,430
38,690	Municipal Securities Pool Trust, Floating Rate, Trust Receipts, Series SG-PG-17, 3.33%, 03/07/06	38,690
	Municipal Securities Pool Trust, Trust Receipts,
12,885	Series P-19, Rev., VAR, FGIC, LIQ: Societe Generale, 3.33%, 03/04/06	12,885
12,485	Series SG-P-16, Rev., VAR, LIQ: Societe Generale, 3.33%, 03/04/06	12,485
20,417	Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 3.33%, 03/06/06	20,417
	Puttable Floating Option, Tax-Exempt Receipts,
47,680	Series PPT-12, VAR, 3.33%, 03/07/06	47,680
8,500	Series PPT-34, VAR, 3.66%, 03/01/06	8,500
32,210	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A Certificates, 3.27%, 03/07/06	32,210

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territory — Continued
9,715	SunAmerica Trust Various States, Series 2, Class A, Rev., VAR, LIQ: FHLMC, 3.33%, 03/06/06	9,715
		722,419
	Pennsylvania — 3.9%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.23%, 03/01/06	6,745
10,000	Allegheny County Hospital Development Authority, Pittsburgh University Medical Center, Series B-1, Rev., VAR, 3.30%, 03/02/06	10,000
8,120	Berks County IDA, Health Care-Lutheran Services, Series A, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.20%, 03/03/06	8,120
4,370	Berks County IDA, Kutztown University Foundation Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	4,370
13,950	Bucks County IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 3.19%, 03/06/06	13,950
4,410	Chester County Health & Educational Facilities Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.19%, 03/01/06	4,410
	City of Philadelphia,
27,605	Series 720050050, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/05/06	27,605
92,010	Series A, GO, TRAN, 4.00%, 06/30/06	92,327
7,880	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA, 3.21%, 03/06/06	7,880
19,350	Dauphin County General Authority, Pinnacle Health Systems Project, Rev., VAR, FSA, 3.17%, 03/01/06	19,350
3,200	Delaware Valley Regioinal Financial Authority, Series 1, Rev., VAR, FSA, LOC: National Australia Bank, 3.19%, 03/01/06	3,200
	Delaware Valley Regioinal Financial Authority, Local Government,
2,700	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/01/06	2,700
6,400	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/02/06	6,400
5,000	Series A, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/03/06	5,000
14,400	Series D, Rev., VAR, LOC: Toronto-Dominion Bank, 3.19%, 03/04/06	14,400
8,815	Series PT-749, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 2.85%, 03/07/06	8,815
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VAR, FSA, 3.21%, 03/02/06	11,600
4,040	Erie County Hospital Authority, Series PT-820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/07/06	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 3.23%, 03/02/06	5,000
9,475	Luzerne County IDA, Series ROCS-RR-II-R-93, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/02/06	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VAR, LOC: Wachovia Bank N.A., 3.23%, 03/01/06	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	4,710
1,900	Series T-2, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/04/06	10,000
9,890	Municipal Securities Trust Certificates, Series 2001-9022, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.22%, 03/07/06	9,890
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 3.17%, 03/01/06	6,400
7,000	North Wales Water Authority, Rev., VAR, FSA, 3.18%, 11/01/20	7,000
37,000	Octorara Area School District, GO, VAR, 3.18%, 03/01/06	37,000
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/01/06	7,600
3,475	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.24%, 03/01/06	3,475
	Pennsylvania Higher Education Assistance Agency, Student Loan,
10,500	Series B, Rev., VAR, AMBAC, 3.23%, 03/07/06	10,500
13,250	Series C, Rev., VAR, AMBAC, 3.23%, 03/04/06	13,250

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
3,800	Pennsylvania Higher Educational Facilities Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.17%, 03/01/06	3,800
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
24,340	Series 83-B , Rev., VAR, AMT, 3.22%, 03/03/06	24,340
5,770	Series 85-B, Rev., VAR, 3.22%, 03/03/06	5,770
17,000	Series 85-C, Rev., VAR, 3.22%, 03/03/06	17,000
12,800	Series 86-B, Rev., VAR, 3.22%, 03/03/06	12,800
29,290	Series 87-B, Rev., VAR, AMT, 3.22%, 03/04/06	29,290
19,820	Series 90-C, Rev., VAR, AMT, 3.22%, 03/04/06	19,820
9,630	Pennsylvania Intergovernmental Cooperative Authority, Series SG-67, Rev., VAR, FGIC, LIQ: Societe Generale, 3.21%, 03/05/06	9,630
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 3.21%, 03/07/06	12,300
6,300	Series B, Rev., VAR, 3.18%, 03/07/06	6,300
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health, Series C, Rev., VAR, LOC: PNC Bank N.A., 3.20%, 03/03/06	12,000
4,900	City of Philadelphia IDA, 30th Street Station Project, Rev., VAR, MBIA, LOC: Royal Bank of Scotland, 3.20%, 03/04/06	4,900
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 3.21%, 03/03/06	340
	City of Philadelphia, Water & Wastewater Systems,
16,325	Rev., VAR, FSA, 3.18%, 03/05/06	16,325
2,995	Series SG-158, Rev., VAR, FGIC, 3.21%, 03/02/06	2,995
	Sayre Health Care Facilities Authority, Pennsylvania Capital Financing Project,
945	Series F, Rev., VAR, AMBAC, 3.19%, 03/01/06	945
11,000	Series M, Rev., VAR, AMBAC, 3.22%, 03/01/06	11,000
10,000	Southcentral General Authority, Rev., VAR, AMBAC, 3.23%, 03/06/06	10,000
28,865	Southcentral General Authority, Wellspan Health Obligation, Series B, Rev., VAR, 3.17%, 03/01/06	28,865
15,000	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education, Series B, Rev., VAR, 3.18%, 03/07/06	15,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 3.20%, 03/06/06	3,700
		637,562
	Puerto Rico — 0.1%
150	Puerto Rico Highway & Transportation Authority, Series PA-472, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/02/06	150
8,130	Puerto Rico Infrastructure Financing Authority Series 2, VAR, SO, LIQ: Bank of New York, 3.20%, 03/05/06	8,130
		8,280
	Rhode Island — 0.6%
9,600	Narragansett Bay Commission, Wastewater System, Series A, Rev., VAR, MBIA, 3.20%, 03/07/06	9,600
5,830	Rhode Island Clean Water Finance Agency, PCR Series PT-1535, Rev., VAR, 3.22%, 03/07/06	5,830
	Rhode Island Health & Educational Building Corp, Higher Education Facilities, Brown University
6,600	Series B, Rev., VAR, 3.06%, 03/07/06	6,600
26,000	Series B, Rev., VAR, 3.16%, 03/06/06	26,000
2,000	Rhode Island Health & Educational Building Corp, International Institute of Rhode Island Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,000
3,685	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., VAR, 3.22%, 03/05/06	3,685
7,200	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/02/06	7,200
4,425	Rhode Island Health & Educational Building Corp., Moses Brown School Issue, Rev., VAR, INS: MBIA, 3.00%, 03/01/06	4,425
14,025	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VAR, LIQ: Bank of America N.A., 3.20%, 03/06/06	14,025
9,000	Rhode Island State & Providence Plantations Series 720, GO, VAR, INS: FGIC, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/02/06	9,000
4,530	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan Series B, GO, VAR, 3.20%, 03/07/06	4,530

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
8,325	State of Rhode Island, Series PT-1589, COP, VAR, MBIA, 3.22%, 03/07/06	8,325
		101,220
	South Carolina — 1.1%
16,335	ABN AMRO Munitops Certificate Trust Series 2004-27, Rev., VAR, FGIC, 3.22%, 03/01/06	16,335
3,000	Cherokee County, IDB, Oshkosh Truck Project Rev., VAR, LOC: Bank of America N.A., 3.30%, 03/03/06	3,000
11,000	City of Charleston, Waterworks & Sewer, Refinancing & Capital Improvement, Series A, Rev., VAR, 3.19%, 03/06/06	11,000
9,975	City of North Charleston, Tax Increment, Noisette Community Redevelopment Project Rev., VAR, 3.25%, 03/01/06	9,975
	Greenville Hospital System Board
13,100	Series B, Rev., VAR, AMBAC, 3.17%, 03/02/06	13,100
10,000	Series C, Rev., VAR, AMBAC, 3.17%, 03/02/06	10,000
	Piedmont Municipal Power Agency, Electric
10,100	Series C, Rev., VAR, MBIA, 3.18%, 03/06/06	10,100
22,600	Sub Series B-4, Rev., VAR, FGIC, 3.10%, 03/01/06	22,600
32,825	Sub Series B-5, Rev., VAR, MBIA, 3.18%, 03/03/06	32,825
19,600	Sub Series B-6, Rev., VAR, MBIA, 3.17%, 03/01/06	19,600
2,720	South Carolina Jobs & EDA, Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/02/06	2,720
1,200	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 3.29%, 03/03/06	1,200
10,205	South Carolina Jobs & EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/06/06	10,205
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 3.26%, 03/06/06	4,600
5,550	South Carolina Jobs & EDA, Thompson Steel Co., Inc. Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/06/06	5,550
2,450	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 3.25%, 03/04/06	2,450
2,145	South Carolina State Housing Finance & Development Authority, Rent Housing Greenville, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	2,145
5,235	South Carolina State Public Service Authority Series PT-1525, Rev., VAR, FSA, 3.22%, 03/01/06	5,235
6,000	State of South Carolina
	Series PT-1225, Rev., VAR, 3.20%, 03/04/06	6,000
		188,640
	South Dakota — 0.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage
15,000	Series C, Rev., VAR, AMT, 3.20%, 03/07/06	15,000
10,500	Series C-1, Rev., VAR, 3.16%, 03/04/06	10,500
9,890	Series D, Rev., VAR, 3.11%, 03/06/06	9,890
5,000	Series F, Rev., VAR, 3.22%, 03/04/06	5,000
5,000	Series G, Rev., VAR, 3.24%, 03/05/06	5,000
23,400	Series I, Rev., VAR, 3.20%, 03/04/06	23,400
		68,790
	Tennessee — 2.8%
5,000	ABN AMRO Munitops Certificate Trust, Multi-State Series 2002-25, GO, VAR, MBIA, 3.21%, 03/07/06	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
2,200	Series A-1-B, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,200
1,900	Series A-1-D, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	1,900
2,600	Series A-1-E, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,600
2,745	Series A-1-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	2,745
4,200	Series A-2-C, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	4,200
3,380	Series A-2-F, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	3,380
3,000	Series A-2-H, Rev., VAR, AMBAC, LOC: KBC Bank NV, 3.01%, 03/01/06	3,000
32,110	Series A-4-A, Rev., VAR, AMBAC, 3.00%, 03/01/06	32,110
5,400	Series A-8-A, Rev., VAR, AMBAC, 3.20%, 03/07/06	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 3.20%, 03/07/06	2,700
4,175	Series D-1-F, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,175
14,500	Series D-2-A, Rev., VAR, AMBAC, 3.01%, 03/01/06	14,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
7,000	Series D-3-A, Rev., VAR, AMBAC, 3.00%, 03/01/06	7,000
13,650	Series D-5-A, Rev., VAR, AMBAC, 3.01%, 03/01/06	13,650
9,915	City of Memphis, Series RR-II-6033, GO, VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/03/06	9,915
300	City of South Pittsburg, IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 3.24%, 03/01/06	300
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
23,740	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/01/06	23,740
6,325	Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	6,325
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.24%, 03/01/06	3,000
12,995	Johnson City Health & Educational Facilities Board, Series PT-922, Rev., VAR, 3.25%, 03/02/06	12,995
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, LOC: Wachovia Bank of North Carolina, 3.20%, 03/05/06	8,100
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project, Rev., VAR, MBIA, LIQ: FHLMC, 3.19%, 03/04/06	14,475
2,430	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 3.22%, 03/07/06	2,430
	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Ascension Health Credit,
23,250	Series B-1, Rev., VAR, 2.87%, 11/15/31	23,250
12,250	Series B-2, Rev., VAR, 3.45%, 11/15/31	12,250
10,800	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Belmont University Project, Rev., VAR, LOC: Suntrast Bank, 3.18%, 03/01/06	10,800
14,400	Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Vanderbilt University, Series B, Rev., VAR, 3.17%, 10/01/30	14,400
2,500	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	2,500
3,130	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 3.26%, 03/07/06	3,130
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
4,750	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/01/06	4,750
12,000	Rev., VAR, LOC: Bank of America N.A., 3.00%, 03/06/06	12,000
6,575	Montgomery County Public Building Authority, Pooled Financing, Montgomery County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/06/06	6,575
	Sevier County Public Building Authority, Local Government Public Improvement,
22,400	Series 6-A1, Rev., VAR, 3.00%, 03/01/06	22,400
1,500	Series II-A-1, Rev., VAR, AMBAC, 3.20%, 03/07/06	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 3.20%, 03/01/06	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 3.20%, 03/01/06	6,000
895	Series II-D-3, Rev., VAR, AMBAC, 3.20%, 03/05/06	895
18,700	Series III-A-1, Rev., VAR, AMBAC, 3.06%, 03/01/06	18,700
3,000	Series III-B-3, Rev., VAR, AMBAC, 3.20%, 03/07/06	3,000
8,800	Series III-C-5, Rev., VAR, AMBAC, 3.20%, 03/07/06	8,800
1,600	Series III-D-3, Rev., VAR, AMBAC, 3.20%, 03/06/06	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.20%, 03/07/06	2,500
6,800	Series VI-B-1, Rev., VAR, 3.01%, 03/01/06	6,800
4,075	Series VI-C-3, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,075
3,000	Series VI-C-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	3,000
10,000	Series VI-D-2, Rev., VAR, AMBAC, 3.01%, 03/01/06	10,000
1,200	Series VI-D-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	1,200
5,000	Series VI-E-2, Rev., VAR, AMBAC, 3.01%, 03/01/06	5,000
4,500	Series VI-E-3, Rev., VAR, AMBAC, 3.01%, 03/01/06	4,500
2,875	Series VI-E-4, Rev., VAR, AMBAC, 3.01%, 03/01/06	2,875
14,000	Series VI-F-1, Rev., VAR, XCLA, 3.01%, 03/01/06	14,000

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
6,500	Series VI-F-2, Rev., VAR, XCLA, 3.01%, 03/01/06	6,500
11,000	Series VI-G-1, Rev., VAR, XCLA, 3.01%, 03/01/06	11,000
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 3.23%, 03/07/06	20,000
5,075	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	5,075
30,000	Shelby County, Public Improvement & School, Series B, GO, VAR, 3.25%, 04/06/06	30,001
		467,416
	Texas — 9.9%
	ABN AMRO Munitops Certificate Trust,
18,990	Series 2000-11, VAR, 3.23%, 03/01/06 (e)	18,990
17,990	Series 2005-45, Rev., VAR, 3.23%, 03/05/06	17,990
39,550	Aldine Independent School District, School Buildings, GO, VAR, 2.75%, 06/15/06	39,550
7,545	Alief Independent School District, Series PT-2767, GO, VAR, PSF-GTD, 3.22%, 03/06/06	7,545
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, FNMA, 3.19%, 03/03/06	9,100
11,375	Bexar County Housing Finance Authority, Multi-Family Housing, Fountainhead Apartments, Rev., VAR, FNMA, 3.20%, 03/03/06	11,375
	Brazos River Authority, PCR,
11,700	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A., 3.24%, 03/06/06	11,700
23,400	Series D-2, Rev., VAR, LOC: Wachovia Bank N.A., 3.24%, 03/06/06	23,400
6,560	Series PT-679, Rev., VAR, MBIA, 3.22%, 03/07/06	6,560
4,200	Brazos River Habor Navigation District, Brazoria County Environmental, Merey Sweeny LP Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.04%, 03/01/06	4,200
7,295	Carroll Independent School District, Series PT-2744, GO, VAR, PSF-FTD, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	7,295
48,890	City of Austin, Hotel Occupancy Tax, Rev., VAR, FGIC, 3.18%, 03/02/06	48,890
14,590	City of Austin, Water & Wastewater, Merlot, Series LLL, Rev., VAR, MBIA, 3.23%, 03/01/06	14,590
13,265	City of El Paso, Water & Sewer, Series PT-2676, Rev., VAR, AMBAC, 3.22%, 03/02/06	13,265
	City of Houston,
9,630	Series 29, GO, VAR, MBIA, LIQ: BNP Paribas, 3.22%, 03/06/06	9,630
4,335	Series PT-781, GO, VAR, FSA, 3.22%, 03/06/06	4,335
15,075	Series PT-2225, GO, VAR, FSA, 3.22%, 03/01/06	15,075
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 3.22%, 03/05/06	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.24%, 03/01/06	11,000
18,265	City of Houston, Utilities, Merlots, Series C-37, Rev., VAR, MBIA, 3.23%, 03/06/06	18,265
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF-GTD, 3.18%, 03/01/06	78,900
20,000	City of Red River, Higher Education, Texas Christian, Rev., VAR, 3.00%, 04/07/06	20,000
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 2.75%, 06/15/06	12,035
3,000	City of San Antonio, Drain Utilities, Series 1089, Rev., VAR, MBIA, LIQ: Morgan Stanely Municipal Funding, 3.21%, 03/06/06	3,000
	City of San Antonio, Electric & Gas,
11,000	Rev., VAR, 3.23%, 03/06/06	11,000
10,550	Series PT-1498, Rev., VAR, 3.23%, 03/04/06	10,550
11,190	Series SG-101, GO, VAR, 3.22%, 03/07/06	11,190
9,540	Series SG-105, GO, VAR, 3.22%, 03/05/06	9,540
10,315	Series SGA-48, Rev., VAR, 3.23%, 03/04/06	10,315
6,435	City of San Antonio, Water, Series SG-159, Rev., VAR, FSA, 3.22%, 03/03/06	6,435
	City of San Antonio, Water, Municipal Securities Trust Receipts,
10,430	Series SGA-41, Rev., VAR, MBIA, 3.23%, 03/06/06	10,430
5,000	Series SGA-42, Rev., VAR, MBIA, 3.23%, 03/06/06 (e)	5,000
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	8,719

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
20,605	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 3.18%, 03/06/06	20,605
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 3.23%, 03/03/06	5,000
600	Dallas-Fort Worth Regional Airport, Municipal Securities Trust Receipts, Series SGA-49, Rev., VAR, MBIA, 3.07%, 03/01/06	600
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/07/06	5,000
	Greater Texas Student Loan Corp.,
14,350	Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/04/06	14,350
25,000	Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.24%, 03/07/06	25,000
7,300	Gulf Coast Waste Disposal Authority, ExxonMobil Project, Series A, Rev., VAR, 2.80%, 03/01/06	7,300
5,000	Harlandale Independent School District, Municiple Securities Trust Receipts, Series SGA-100, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/03/06	5,000
2,900	Harris County, Series ROCS-RR-II-R-1029, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/03/06	2,900
9,665	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VAR, 3.20%, 03/04/06	9,665
11,900	Harris County, Industrial Development Corp., PCR, Exxon Project, Rev., VAR, 2.80%, 03/01/06	11,900
5,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 3.19%, 03/04/06	5,600
29,245	Houston Higher Education Finance Corp., Series SG-139, Rev., VAR, 3.22%, 03/01/06	29,245
11,270	Hurst-Euless-Bedford Independent School District, Floating Rate Receipts, Series SG-98, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/03/06	11,270
1,300	Keller Independent School District, Municipal Securities Trust Receipts, Series SGA-111, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.05%, 03/01/06	1,300
21,500	Lamar Consolidated Independent School District, School House, GO, VAR, PSF-GTD, 3.00%, 12/15/06	21,500
5,750	Leander Independent School District, Series RR-II-R-2143, GO, VAR, PSF-GTD, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	5,750
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	19,425
3,615	Series PT-1523, Rev., VAR, MBIA, 3.22%, 03/02/06	3,615
5,795	Series PT-2270, Rev., VAR, FSA, AMBAC, 3.22%, 03/06/06	5,795
	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities,
20,400	Series A, Rev., VAR, 2.70%, 03/01/06	20,400
4,900	Series A-2, Rev., VAR, 2.70%, 03/01/06	4,900
84,555	Series B, Rev., VAR, 2.80%, 03/01/06	84,555
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/02/06 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VAR, LIQ: Societe Generale, 3.23%, 03/03/06	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/02/06	17,050
7,830	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 3.22%, 03/02/06	7,830
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.22%, 03/02/06	20,000
	North Texas Higher Education Authority,
13,000	Series A, Rev., VAR, AMT, AMBAC, 3.25%, 03/01/06	13,000
10,100	Series A, Rev., VAR, AMBAC, 3.25%, 03/07/06	10,100
10,000	Series A, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.25%, 03/07/06	10,000
9,000	Series C, Rev., VAR, AMBAC, 3.25%, 03/02/06	9,000
47,800	Series C, Rev., VAR, AMBAC, LOC: Bank of America N.A., 3.25%, 03/02/06	47,800
3,300	Panhandle-Plains Higher Education Authority, Inc., Student Loan, Series B, Rev., VAR, MBIA, 3.24%, 03/06/06	3,300
18,500	Pasadena Independent School District, Series A, GO, VAR, PSF-GTD, 3.18%, 03/02/06	18,500

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.23%, 03/03/06	11,735
9,000	Schertz-Seguin Local Government Corp., Texas Contract, Floating Rate Certificates, Series SG-151, Rev., VAR, FSA, LIQ: Societe Generale, 3.06%, 03/01/06	9,000
135	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.25%, 03/02/06	135
7,400	Southwest Independent School District, Spears, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank, PSF-GTD, 3.22%, 03/06/06	7,400
	State of Texas,
45,000	Series B, GO, VAR, 3.17%, 03/03/06	45,000
38,675	Series PA-1306, GO, VAR, 3.22%, 03/04/06	38,675
9,970	State of Texas, Floating Rate Certificates,
	Series SG-152, GO, VAR, LIQ: Societe Generale, 3.06%, 03/01/06	9,970
297,200	State of Texas, Tax & Lease RAN, GO, 4.50%, 08/31/06	299,346
	State of Texas, Veteran’s Housing Assistance Fund,
3,810	Series A-1, GO, VAR, LIQ: Texas State Treasurer, 3.25%, 03/07/06	3,810
14,420	Series II-B, GO, VAR, 3.24%, 03/01/06	14,420
24,415	State of Texas, Veterans Housing Assistance Fund I, GO, VAR, VA GTD, 3.17%, 03/01/06	24,415
	State of Texas, Veterans Housing Assistance Fund II,
8,670	Series A, GO, VAR, 3.24%, 03/06/06	8,670
13,000	Series A-2, GO, VAR, LIQ: Texas Public Accounts, 3.24%, 03/03/06	13,000
7,875	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, LIQ: FNMA, 3.21%, 03/06/06	7,875
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.28%, 03/05/06	5,000
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Series A, Rev., VAR, LIQ: FHLMC, 3.28%, 03/06/06	10,250
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, FSA, 3.25%, 03/01/06	10,100
11,500	Texas Municipal Gas Corp., Rev., VAR, FSA, 3.20%, 03/06/06	11,500
62,635	Texas Small Business Industrial Development Corp., Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/01/06	62,635
1,090	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, LIQ: FHLMC, 3.28%, 03/06/06	1,090
3,420	Texas State Turnpike Authority, Central Texas Turnpike Authority, First Tier, Series B, Rev., VAR, AMBAC, 3.17%, 03/07/06	3,420
7,995	Travis County, Floating Rate Receipts Series PT-2644, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.20%, 03/02/06	7,995
5,540	Trinity River Authority, Series RR-II-R-2006, Rev., VAR, MBIA, LIQ: Salomon Smith Barney, 3.22%, 03/03/06	5,540
	University of Texas,
5,255	Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 3.20%, 03/05/06	5,255
9,055	Series PA-1194, Rev., VAR, 3.20%, 03/05/06	9,055
8,350	Victoria County Texas, Hospital, Series 959, Rev., VAR, AMBAC, LIQ; Morgan Stanley Municipal Funding, 3.21%, 03/04/06	8,350
6,000	West Harris County Regional Water Authority, Municipal Securities Trust Receipts, Series SGA-148, Rev., VAR, MBIA, LIQ: Societe Generale, 3.23%, 03/07/06 (e)	6,000
3,600	West Side Calhoun Country Naval District, Rev., VAR, 3.04%, 03/01/06	3,600
		1,638,610
	Utah — 1.1%
20,000	Central Utah Water Conservancy District Series B, GO, VAR, AMBAC, 3.19%, 03/01/06	20,000
20,000	Davis County School District, GO, TAN, 2.64%, 06/30/06	20,085
	Intermountain Power Agency, Power Supply
15,000	Series E, Rev., VAR, AMBAC, 2.80%, 03/15/06	15,000
12,330	Series E, Rev., VAR, AMBAC, 3.20%, 06/01/06	12,330
5,230	Salt Lake City Municipal Building Authority Series PT-1744, Rev., VAR, AMBAC, 3.22%, 03/07/06	5,230
28,560	University of Utah, Floating Rate Trust Receipts Series N-15, Regulation D, Rev., VAR, MBIA, 3.28%, 03/04/06	28,560
	Utah Housing Corp., Single Family Mortgage
1,440	Series B, Class I, Rev., VAR, 3.25%, 03/06/06	1,440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Utah — Continued
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/04/06	12,500
11,715	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/04/06	11,715
8,905	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/02/06	8,905
6,995	Utah Housing Corp., Single Family Mortgage Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/06/06	6,995
	Utah Housing Finance Agency, Single Family Mortgage
4,800	Series C-1, Class 1, Rev., VAR, AMBAC, 3.25%, 03/07/06	4,800
6,510	Series D-1, Rev., VAR, 3.25%, 03/06/06	6,510
4,105	Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.25%, 03/06/06	4,105
4,935	Series F-2, Class I, Rev., VAR, 3.25%, 03/06/06	4,935
20,000	Utah State Board of Regents, Series W, Rev, VAR, AMBAC, 3.25%, 03/05/06	20,000
		183,110
	Vermont — 0.6%
5,725	Vermont Educational & Health Buildings Financing Agency, Johnsbury Academy Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/02/06	5,725
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England
5,900	Series D, Rev., VAR, AMBAC, 3.19%, 03/01/06	5,900
8,300	Series G, Rev., VAR, AMBAC, 3.22%, 03/06/06	8,300
	Vermont Housing Finance Agency,
10,655	Series 21, Rev., VAR, AMT, FSA, 3.25%, 03/05/06	10,655
11,200	Series 22, Rev., VAR, AMT, FSA, 3.25%, 03/07/06	11,200
	Vermont Student Assistance Corp.
5,000	Rev., VAR, LOC: State Street Bank & Trust Co, 3.15%, 03/04/06	5,000
50,385	Series QQ, Rev., VAR, AMT, AMBAC, 3.25%, 03/02/06	50,385
		97,165
	Virginia — 1.0%
8,350	City of Alexandria, IDA, Pooled Loan Program Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/05/06	8,350
21,595	City of Richmond, IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 2.99%, 03/01/06	21,595
8,000	Chesapeake Hospital Authority, Hospital Facilities, Cheaspeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 3.19%, 03/01/06	8,000
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VAR, 3.22%, 03/02/06	17,955
9,000	James City County, IDA, Housing Chambrel Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/05/06	9,000
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VAR, 3.17%, 03/07/06	21,905
20,530	Montgomery County IDA, Virginia Tech Foundation, Rev., VAR, LIQ: Bank of America N.A., 2.99%, 03/01/06	20,530
5,000	University of Virginia, Series 20060017, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 06/01/06	5,000
	Virginia Commonwealth Transportation Board,
5,765	Series 727, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.21%, 03/02/06	5,765
23,590	Series SG-137, Rev., VAR, LIQ: Societe Generale, 3.20%, 03/01/06	23,590
13,300	Virginia Public Building Authority, Series D, Rev., VAR, 3.15%, 03/07/06	13,300
4,930	Virginia Public School Authority, Series ROCS-RR-II-R-4050, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	4,930
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/04/06	5,415
		165,335
	Washington — 2.3%
13,040	ABN AMRO Munitops Certificate Trust Series 2005-51, GO, VAR, FSA, 3.23%, 03/05/06	13,040
4,985	Central Puget Sound Regional Transportation Authority, Series ROCS-RR-II-R-7004, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/05/06	4,985
7,245	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 3.22%, 03/06/06	7,245
11,835	City of Seattle, Municipal Light & Power Series PT-1421, Rev., VAR, FSA, 3.22%, 03/05/06	11,835

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 3.23%, 03/06/06	4,000
11,185	City of Tacoma, Electric Systems Series PT-1404, Rev., VAR, AMBAC, 3.22%, 03/06/06	11,185
1,500	Clark County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-118, Rev., VAR, FSA, LIQ: Societe Generale, 3.05%, 03/01/06	1,500
	Eclipse Funding Trust,
15,545	Series 2005-0001, GO, VAR, FSA, 3.21%, 03/05/06	15,545
11,000	Series 2006-0009, GO, VAR, FSA, 3.21%, 07/01/06	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 3.22%, 03/07/06	6,995
	King County,
11,045	Series PT-2170, GO, VAR, AMBAC, 3.22%, 03/01/06	11,045
5,285	Series RR-II-R-1028, GO, VAR, FSA, LIQ: Salomon Smith Barney, 3.22%, 03/05/06	5,285
	King County, Sewer
12,000	Series 1200, Rev., VAR, FSA, LIQ: BNP Paribas, 3.21%, 03/05/06	12,000
8,590	Series 2003-30, Rev., VAR, FSA, LIQ: BNP Paribas, 3.22%, 03/02/06	8,590
10,145	Pierce County School District No. 10 Tacoma, Series PT-2918, GO, VAR, FSA, 3.22%, 12/01/24	10,145
2,500	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Rev., VAR, 3.04%, 03/01/06	2,500
	Port of Seattle,
8,000	Rev., VAR, AMT, LOC: Fortis Bank S.A., 3.25%, 03/01/06	8,000
15,000	Series D, GO, VAR, 3.10%, 01/15/07	15,000
4,430	Series PT-728, Rev., VAR, FGIC, 3.26%, 03/07/06	4,430
6,155	Series PT-2171, Rev., VAR, FGIC, 3.26%, 03/03/06	6,155
1,045	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank of Washington, 3.23%, 03/01/06	1,045
9,875	Skagit County Public Hospital District No. 1 Series RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 3.22%, 03/01/06	9,875
6,085	Skagit County Public Hospital District No. 2 Series PT-2410, GO, VAR, MBIA, 3.22%, 03/01/06	6,085
12,300	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America, 3.20%, 3/01/06	12,300
	Snohomish County Public Utility District No 1,
27,230	Series A-1, Rev., VAR, FSA, 3.18%, 03/05/06	27,230
3,900	Series A-2, Rev., VAR, FSA, 3.18%, 03/05/06	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VAR, FSA, 3.18%, 03/03/06	16,600
	State of Washington,
7,890	Series 2003-27, GO, VAR, LIQ: BNP Paribas, 3.22%, 03/02/06	7,890
14,900	Series VR-96-A, GO, VAR, LOC: Landesbank Hessen Thueringen, 3.08%, 03/01/06	14,900
20,100	Washington State Housing Finance Commission, Seattle Art Museum Project, Rev., VAR, LOC: Allied Irish Bank plc, 2.96%, 03/01/06	20,100
44,000	Washington State Housing Finance Commission, Single Family Program, Rev., VAR, AMT, 3.35%, 03/01/06	44,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A, 3.30%, 03/01/06	2,545
1,190	Washington State Housing Finance Commission, Non-Profit Housing, Golden Sands Project Rev., VAR, LOC: U.S. Bank N.A., 3.15%, 03/01/06	1,190
1,845	Washington State Housing Finance Commission, Non-Profit Housing, Rockwood Retirement Communities, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.09%, 03/01/06	1,845
300	Washington State Housing Finance Commission, Non-Profit Housing, Rockwood Retirement Program, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.09%, 03/01/06	300
2,265	Washington State Housing Finance Commission, Non-Profit Housing, YMCA Snohomish County Project, Rev., VAR, LOC: U.S. Bank N.A., 3.15%, 03/01/06	2,265
2,840	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/03/06	2,840
18,070	Washington State Public Power Supply System, Project No. 2, Electric, Series 2A-1, Rev., VAR, MBIA, 3.17%, 03/01/06	18,070

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
14,055	Washington State Public Power Supply System, Project No. 3, Electric, Series 3A, Rev., VAR, MBIA, 3.22%, 03/01/06	14,055
		377,515
	West Virginia — 0.3%
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.23%, 03/06/06	3,000
3,210	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 3.26%, 03/01/06	3,210
5,765	West Virginia State Building Commission, Series PA-520, Rev., VAR, 3.23%, 03/02/06	5,765
	West Virginia State Hospial Finance Authority, VHA Mid-Atlantic,
4,000	Series C, Rev., VAR, AMBAC, 3.19%, 03/04/06	4,000
5,700	Series D, Rev., VAR, AMBAC, 3.19%, 03/05/06	5,700
5,000	Series E, Rev., VAR, AMBAC, 3.19%, 03/07/06	5,000
9,200	Series G, Rev., VAR, AMBAC, 3.22%, 03/07/06	9,200
7,100	Series H, Rev., VAR, AMBAC, 3.22%, 03/02/06	7,100
9,770	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VAR, FGIC, 3.17%, 03/01/06	9,770
		52,745
	Wisconsin — 1.2%
	Dane County,
6,930	Series RR-II-R-2003, GO, VAR, LIQ: Salomon Smith Barney, 3.22%, 03/05/06	6,930
5,775	Series RR-II-R-4504, GO, VAR, LIQ: Citigroup Global Markets, 3.22%, 03/07/06	5,775
15,500	City of Milwaukee Wisconsin, Series R3, RAN, Rev., 2.91%, 03/23/06	15,505
	Wisconsin Housing & EDA,
3,830	Series D, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	3,830
3,415	Series E, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	3,415
5,270	Series F, Rev., VAR, MBIA, LIQ: FHLB 3.18%, 03/06/06	5,270
4,180	Series G, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	4,180
18,060	Series H, Rev., VAR, MBIA, LIQ: FHLB, 3.18%, 03/06/06	18,060
5,180	Series I, Rev., VAR, MBIA, LIQ: FHLB, 3.11%, 03/06/06	5,180
	Wisconsin Housing & EDA, Home Ownership,
20,000	Series A, Rev., VAR, 3.20%, 03/02/06	20,000
4,000	Series A, Rev., VAR, 3.20%, 03/06/06	4,000
15,020	Series A, Rev, VAR, 3.22%, 03/01/06	15,020
16,035	Series A, Rev., VAR, 3.24%, 03/01/06	16,035
6,960	Series C, Rev., VAR, 3.20%, 03/06/06	6,960
3,405	Series E, Rev., VAR, FSA, 3.20%, 03/04/06	3,405
9,080	Series E, Rev., VAR, 3.24%, 03/05/06	9,080
47,900	Wisconsin State Health & Educational Facilities Authority, Series B, Rev, VAR, AMBAC, 3.15%, 03/01/06	47,900
10,300	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VAR, LOC: Lasalle Bank N.A., 3.18%, 03/01/06	10,300
		200,845
	Wyoming — 0.5%
	Campbell County, IDR, Two Electric Power Generation, Station Project
15,000	Rev., VAR, 3.55%, 11/30/06	15,000
30,000	Rev., VAR, 3.55%, 12/01/06	30,000
10,800	Lincoln County PCR, Exxon Mobil Project, Series B, Rev., VAR, 2.96%, 03/01/06	10,800
3,500	Sublette County, PCR, Series A, Rev., VAR, 2.80%, 03/01/06	3,500
6,100	Uinta County, PCR, Chevron USA, Inc., Project, Rev., VAR, 2.97%, 03/01/06	6,100
3,900	Wyoming Community Development Authority, Housing, Series 3, Rev., VAR, 3.20%, 03/07/06	3,900
7,245	Wyoming Community Development Authority, Single Family Mortgage, Series A, Rev., VAR, LIQ: Westdeutsche Landesbank, 3.16%, 03/02/06	7,245
		76,545
	Total Municipal Bonds (Cost $15,223,876)	15,223,876
	Total Investments — 98.7% (Cost $16,290,538)	16,290,538
	Other Assets in Excess of Liabilities — 1.3%	208,912
	NET ASSETS — 100.0%	$16,499,450

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 12.7%
	California — 1.2%
7,000	California Infrastructure & Economic Development Bank, Salvation Army Western LOC: Bank of America N.A., 3.40%, 11/13/06	7,000
6,000	Los Angeles County Metropolitan Transportation Authority, Sales Tax LOC: BNP Paribas, 3.05%, 04/03/06	6,000
10,000	University of California, 3.00%, 03/01/06	10,000
		23,000
	Florida — 0.4%
6,900	City of Cape Coral, LOC: Bank of America N.A., 3.10%, 04/26/06	6,900
	Indiana — 1.8%
34,000	Indiana Development Finance Authority, Solid Waste-Pure Air, AMT, LOC: Landesbank Hessen Theuringen, 3.20%, 03/02/06	34,000
	Maryland — 0.7%
14,200	Maryland State Health & Higher Educational Facilities Authority, John Hopkins University Series A, 3.15%, 03/08/06	14,200
	Michigan — 1.9%
12,520	Michigan State Building Authority, Multi-Family Housing, Series A, LOC: Bank of New York, State Street Bank & Trust Co, 3.08%, 03/23/06	12,520
20,300	Michigan State Housing Authority, Multi-Family Housing, Series A, LOC: Landesbank Hessen Thueringen, 3.10%, 04/03/06	20,300
4,465	University of Michigan, Series F, 3.10%, 05/01/06	4,465
		37,285
	Minnesota — 0.3%
6,100	Rochester Health Care, Mayo Clinic, 3.15%, 03/09/06	6,100
	Ohio — 2.2%
	Cuahoga County Health, Cleveland Clinic
4,200	LIQ: Bank of America N.A., 3.10%, 04/24/06	4,200
11,000	LIQ: Bank of America N.A., 3.11%, 05/03/06	11,000
	Ohio State University
2,000	3.07%, 04/03/06	2,000
3,000	3.08%, 04/03/06	3,000
4,000	3.12%, 03/09/06	4,000
17,870	Series C, 3.09%, 04/03/06	17,870
		42,070
	Texas — 4.2%
	Texas Department of Transportation Municipal Paper
10,000	LIQ: State Street Bank & Trust Co, 3.07%, 04/03/06	10,000
35,000	LIQ: Bank of America N.A., 3.11%, 05/03/06	35,000
8,000	Texas Public Finance Authority, 3.15%, 03/02/06	8,000
	University of Texas
10,874	3.05%, 03/06/06	10,874
17,500	3.10%, 04/06/06	17,500
		81,374
	Total Commercial Paper (Cost $244,929)	244,929
Daily Demand Notes — 21.1%
	California — 4.2%
	California Housing Finance Agency, Multi-Family Housing
11,700	Series III-A, Rev., VAR, AMT, LIQ: Landesbank Hessen-Thueringen, 3.08%, 03/01/06	11,700
30,495	Series A, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 2.96%, 03/01/06	30,495
30,000	Series C, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 3.08%, 03/01/06	30,000
6,625	Series J, Rev., VAR, AMT, INS: FSA, LIQ: Lloyds TSB Bank plc, 2.96%, 03/01/06	6,625
2,550	Series U, Rev., VAR, AMT, INS: MBIA, LIQ: Bank of New York, 2.96%, 03/01/06	2,550
		81,370
	Illinois — 0.8%
15,000	Chicago Board of Education, Dedicated Revenues, Series D2, GO, VAR, CIFG, LIQ: Depfa Bank, 3.05%, 03/01/06	15,000
	Kentucky — 1.6%
30,905	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding Series A, Rev., VAR, AMT, 3.04%, 03/01/06	30,905
	Louisiana — 2.1%
16,000	City of Plaquemines Parish, Environmental Facilities, BP Exploration & Oil Project, Rev., VAR, AMT, 3.04%, 03/01/06	16,000
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, AMT, 3.07%, 03/01/06	23,400
		39,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Massachusetts — 0.6%
11,100	Commonwealth of Massachusetts, Central Artery Series A, GO, VAR, LOC: Landesbank Baden, 3.00%, 03/01/06	11,100
	Michigan — 1.6%
	Michigan State Hospital Finance Authority, Trinity Health Credit
6,385	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.02%, 03/01/06	6,385
3,045	Series F, Rev., VAR, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	3,045
8,345	Series H, Rev., VAR, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	8,345
13,120	University of Michigan, Hospital, Series A, Rev., VAR, 2.95%, 03/01/06	13,120
		30,895
	Nevada — 0.2%
4,100	Clark County, IDR Cogeneration Association, Project - 2, Series 2, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., LIQ: State Street Bank & Trust Co., 3.05%, 03/01/06	4,100
	New York — 2.4%
15,000	New York City, Sub Series H-1, Rev., VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	15,000
31,935	New York City, Metropolitan Transportation Authority, Series G, Rev., VAR, LOC: BNP Paribas, 2.92%, 03/01/06	31,935
		46,935
	Ohio — 3.9%
3,900	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 2.95%, 03/01/06	3,900
17,110	Ohio State Water Development Authority, Pollution Control, Ohio Edison Co. Project Series 1998-BP, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 2.82%, 03/01/06	17,110
1,600	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, 2.82%, 03/01/06	1,600
	State of Ohio, Solid Waste, BP Exploration & Oil Project
6,290	Rev., VAR, AMT, GTY: BP North America, 2.82%, 03/01/06	6,290
12,585	Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	12,585
	State of Ohio, Solid Waste, BP North America
2,500	Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	2,500
2,190	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 2.82%, 03/01/06	2,190
28,880	Trumbull County, Lutheran Valley, Health Care, Shepherd, INS: RADIAN, LIQ: Bank of America N.A., 2.83%, 03/01/06	28,880
		75,055
	Oregon — 0.8%
15,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VAR, SO, LOC: Bank of America N.A., 3.00%, 03/01/06	15,300
	Texas — 1.6%
8,600	Gulf Coast Waste Disposal Authority, Amoco BP Chemical Project, Series B, Rev., VAR, 3.04%, 03/01/06	8,600
23,035	Gulf Coast Waste Disposal Authority, Exxon Mobil Corp., Project, Series 97, Rev., VAR, AMT, LOC: BP North America, 2.96%, 03/01/06	23,035
		31,635
	Virginia — 0.8%
	King George County IDA, Birchwood Power Partners
4,200	Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.13%, 03/01/06	4,200
8,600	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 2.98%, 03/01/06	8,600
1,000	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.13%, 03/01/06	1,000
2,400	Series B, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 2.98%, 03/01/06	2,400
		16,200
	Washington — 0.5%
9,005	Port Bellingham Industrial Development Corp., BP West Coast Products LLC, Rev., VAR, LIQ: Bank of America N.A., 3.04%, 03/01/06	9,005
	Total Daily Demand Notes (Cost $406,900)	406,900
Monthly Demand Notes — 0.9%
	Oklahoma — 0.9%
17,735	Canadian County Home Finance Authority, Single Family Housing, Series A, VAR, AMT, 4.55%, 04/25/07 (Cost $17,735)	17,735

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — 9.3%
	California — 2.2%
15,000	California Community College Financing Authority, Series A, Rev., INS: FSA, 2.62%, 06/30/06	15,067
2,000	California School Cash Reserve Program Authority, Series A, Rev., 4.00%, 07/06/06	2,009
25,000	Sacramento County, Series A, Rev., TRAN, 2.52%, 07/10/06	25,128
		42,204
	Idaho — 0.5%
10,000	State of Idaho, GO, TAN, 2.60%, 06/30/06	10,044
	Iowa — 0.5%
10,000	Iowa State School Cash Anticipation Program Series B, Rev., VAR, LIQ: FSA, 3.17%, 01/26/07	10,113
	Kentucky — 0.4%
7,500	Kentucky Asset Liability Commission, Series A, Rev., TRAN, 2.63%, 06/28/06	7,532
	Michigan — 1.7%
12,000	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, 3.00%, 03/08/06	12,000
20,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	20,140
		32,140
	New Jersey — 1.0%
20,000	State of New Jersey, Rev., TRAN, 4.50%, 06/23/06	20,082
	Ohio — 0.3%
5,000	University of Cincinnati, BAN, 4.50%, 01/25/07	5,052
	Pennsylvania — 0.6%
12,500	City of Philadelphia, Series A, GO, TRAN, 4.00%, 06/30/06	12,550
	Puerto Rico — 0.5%
10,000	Commonwealth of Puerto Rico, TRAN, LOC’s: Bank of Nova Scotia, Citibank N.A., BNP Paribas, Dexia, Fortis Bank, Royal Bank of Scotland, State Street Bank & Trust Co., 4.50%, 07/28/06	10,051
	Texas — 1.3%
25,000	State of Texas, GO, TRAN, 4.50%, 08/31/06	25,182
	Utah — 0.3%
5,000	Davis County School District, GO, TAN, 4.00%, 06/30/06	5,021
	Total Municipal Notes & Bonds (Cost $179,971)	179,971
Weekly Demand Notes — 55.6%
	Alabama — 0.4%
7,225	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VAR, AMT, LIQ: Lehman Liquidity Co., LOC: Lehman Liquidity Co., 3.28%, 03/02/06	7,225
	Arizona — 1.3%
25,190	Phoenix Civic Improvement Corp., Series 1122, Rev., VAR, INS: MBIA, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/03/06	25,190
	Arkansas — 0.2%
3,130	Arkansas Development Finance Authority, Semco, Inc. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.29%, 03/04/06	3,130
	California — 3.6%
4,200	Abag Financial Authority for Noprofit Corps. Multi-Family Housing Paragon Apartments Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.27%, 03/03/06	4,200
19,605	California Statewide Communities Development Authority, Housing - Vista Del Monte Project Rev., VAR, AMT, INS: FNMA, LOC: FNMA, 3.24%, 03/04/06	19,605
8,000	California Statewide Communities Development Authority, Northwest Gateway Apartments Series C, Rev., VAR, AMT, LOC: Bank of America N.A., 3.27%, 03/03/06	8,000
10,847	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates, Series 2003-M001, Class A, FRN, AMT, GTY: FHLMC, 3.28%, 03/06/06	10,847
5,650	State of California, Series B5, Rev., VAR, 3.10%, 03/01/06	5,650
20,200	Charter Mac Floater Certificate Trust I, Series CAL-1, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.24%, 03/02/06	20,200
		68,502
	Colorado — 4.7%
1,100	City of Colorado Springs, YMCA of Pikes Peak Regular Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/02/06	1,100
	Denver City & County, Airport
12,600	Series A, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landesbank, 3.22%, 03/06/06	12,600
8,500	Series B, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landesbank, 3.23%, 03/06/06	8,500
9,400	Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.24%, 03/03/06	9,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Colorado — Continued
7,000	Denver City & County, Wellington E Web Series 2003-C3, COP, VAR, INS: AMBAC, LIQ: Dexia Public Finance Bank, 3.20%, 03/03/06	7,000
	Colorado Housing & Finance Authority, Single Family Mortgage
23,200	Series A2, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.25%, 03/07/06	23,200
10,000	Series A3, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.25%, 05/01/06	10,000
10,860	Denver City & County, Merlots, Series A-61, Rev., VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.28%, 03/02/06	10,860
4,930	City of Erie, Finance Corp., COP, VAR, LOC: Keybank N.A., 3.24%, 03/02/06	4,930
2,961	Public Highway Authority, Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.24%, 03/01/06	2,961
		90,551
	Delaware — 0.3%
5,600	New Castle County, Housing, Fairfield English Project Village, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.28%, 03/07/06	5,600
	District of Columbia — 0.7%
2,125	District of Columbia, Housing Finance Agency Series 2005-G, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.36%, 03/01/06	2,125
4,800	District of Columbia, Multi Modal American Univeresity, Rev., VAR., 3.16%, 03/02/06	4,800
5,800	Metropolitan Washington D.C. Airports Authority, TOCS, Series E, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.25%, 03/04/06	5,800
		12,725
	Florida — 3.3%
11,700	City of Lakeland, Energy System, Series A, Rev., VAR, 3.21%, 03/03/06	11,700
	Clipper Tax-Exempt Certificate Trust
15,000	Series 2002-9, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co, 3.26%, 05/01/06	15,000
5,555	Duval County, School Board of Trustee Series 3353, COP, VAR, INS: FGIC, LIQ: Merrill Lynch Capital Services, 3.22%, 07/01/06	5,555
11,000	Highlands County, Health Facilities Authority, Adventist Health System, Series C, Rev., VAR, 3.22%, 03/01/06	11,000
9,000	Orlando & Orange County Expressway Authority Sub Series C, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.15%, 03/03/06	9,000
4,855	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VAR, AMT, INS: FNMA COLL, 3.28%, 03/02/06	4,855
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VAR, AMT, LOC: Northern Trust Co., 3.24%, 03/06/06	5,500
		62,610
	Illinois — 2.4%
7,470	Chicago Board of Education, Series A47, GO, VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.23%, 03/03/06	7,470
10,000	Chicago O’Hare International Airport, Merlots Series 2001-B6, Rev., VAR, AMT, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.28%, 03/07/06	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.25%, 03/07/06 (m)	2,871
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VAR, INS: FNMA COLL, 3.30%, 03/07/06	5,000
7,520	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.28%, 03/07/06	7,520
	Metropolitan Pier & Exposition Authority
6,610	Series PZ-44, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/01/06	6,610
4,370	Series Z1, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.25%, 03/02/06	4,370
2,930	Will & Kankakee County Regional Development Authority, Realty, Series A, Rev., VAR, LOC: PNC Bank N.A., 3.32%, 03/06/06	2,930
		46,771
	Indiana — 2.2%
6,500	City of Hammond, Sewer & Solid Waste, Cargill, Inc., Project, Rev., VAR, AMT, 3.26%, 03/04/06	6,500
1,900	City of Indianapolis, EDR, Roth Co., Inc., Project, Series 1999, Rev., VAR, AMT, LOC: Comerica Bank, 3.42%, 03/01/06	1,900
1,050	City of Jasper, EDR, Best Charis Inc., Project Rev., VAR, AMT, LOC: PNC Bank Kentucky, Inc., 3.28%, 03/06/06	1,050
7,500	City of Marion, Wesleyan University Project Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/01/06	7,500
3,745	Indiana Health Facility Financing Authority, Mary Sherman Hospital, Series 98, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/04/06	3,745

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Indiana — Continued
	Indianapolis Local Public Improvement Bond Bank, Water Works Project
3,810	Series H, Rev., VAR, AMT, INS: MBIA, LIQ: Delfa Bank, 3.18%, 03/07/06	3,810
8,000	Series Z7, Rev., VAR, INS: AMBAC, LIQ: Goldman Sachs, 3.25%, 03/02/06	8,000
9,575	Vanderburgh County, Multi-Family, Arbors Apartment Project, Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.28%, 03/03/06	9,575
		42,080
	Iowa — 1.4%
14,910	Iowa Finance Authority, Private School Facilities, Regis School, Rev., VAR, LOC: Allied Irish Bank plc, 3.25%, 03/07/06	14,910
4,075	Iowa Finance Authority, Health Care Facilities Series B1, Rev., VAR, INS: AMBAC, LIQ: Morgan Stanley, 3.16%, 03/01/06	4,075
8,925	Roaring Fork Municipal Products LLC, Multi-Family, Prestwick, Series 2001-10, Class A, Rev., VAR, AMT, LIQ: Bank of New York, 3.33%, 03/02/06	8,925
		27,910
	Kansas — 1.0%
5,365	City of Independence, Limited Obligation, Matcor Metals, Inc., Project, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06	5,365
13,690	Roaring Fork Municipal Products LLC, Single Family Mortgage, Series 2001-7, Class A, Rev., VAR, AMT, LIQ: Bank of New York, 3.33%, 03/04/06	13,690
		19,055
	Louisiana — 0.3%
6,250	Louisiana Public Facilities Authority, Air Product & Chemical Project, Rev., VAR, 3.30%, 03/07/06	6,250
	Maryland — 0.8%
5,945	Carrioll County, Fairhaven & Copper Ridge Series A, Rev., VAR, LOC: Branch Banking & Trust, 3.21%, 03/01/06	5,945
10,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Series A, Rev., VAR, LOC: Fifth Third Bank, 3.19%, 03/07/06	10,000
		15,945
	Massachusetts — 0.3%
5,370	Commonwealth of Massachusetts, Merlots
	Series C42, GO, VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.22%, 03/01/06	5,370
	Michigan — 5.8%
8,320	ABN AMRO Munitops Certificate Trust, Series 2004-44, GO, VAR, INS: MBIA, LIQ: ABN Amro Bank N.V., 3.21%, 03/05/06	8,320
3,070	City of Dearborn, Economic Development Corporation, Limited Obligation, Henry Ford Village, Rev., VAR, LOC: Comerica Bank, 3.26%, 03/06/06	3,070
900	City of Detroit School District, Merlots Series B-01, GO, VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.23%, 03/04/06	900
8,025	City of Detroit, Sewer Disposal Series PA 1183, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	8,025
3,440	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, INS: FGIC, LIQ: Merrill Lynch Capital Services, 3.02%, 03/04/06	3,440
3,960	Michigan Higher Education Facilities Authority, Limited Obligation, Hope College, Series B, Rev., VAR, LOC: National City Bank, 3.21%, 03/06/06	3,960
600	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, LIQ: Kredietbank, 3.24%, 03/04/06	600
3,100	Michigan Municipal Bond Authority, Series 397, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06	3,100
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.21%, 03/06/06	3,000
	Michigan State Hospital Finance Authority, Ascension Hospital
3,000	Series B, Rev., VAR, 3.18%, 03/02/06	3,000
11,700	Series B-1, Rev., VAR, 3.15%, 03/01/06	11,700
3,250	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VAR, LIQ: Fifth Third Bank, 3.22%, 03/07/06	3,250
2,650	Michigan Strategic Fund, JEB Property LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/05/06	2,650
2,630	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, AMT, LOC: ABN Amro Bank N.V., 3.27%, 03/02/06	2,630

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,250	Michigan Strategic Fund, Saginaw Products Corp., Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/01/06	1,250
2,715	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06	2,715
2,600	Michigan Strategic Fund, YMCA Greater Grand Rapids, Rev., VAR, LOC: Fifth Third Bank, 3.16%, 03/06/06	2,600
	State of Michigan
17,500	Series A, GO, VAR, LIQ: Lehman Liquidity Co., 3.26%, 03/01/06	17,500
4,590	Series PT-2754, Rev., VAR., INS: FSA, LIQ: Dexia Public Finance Bank, 3.21%, 03/07/06	4,590
3,520	University of Michigan, Hospital
	Series A, Rev., VAR, 3.16%, 03/02/06	3,520
12,660	Wayne Charter County Airport, Detroit Metropolitan County, Series A, Rev., VAR, AMT, INS: AMBAC, LIQ: Bayerische Landesbank, 3.24%, 03/08/06	12,660
9,590	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, INS: FSA, LIQ: Bayerische Landesbank, 3.18%, 03/03/06	9,590
		112,070
	Missouri — 0.6%
5,725	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VAR, AMT, INS: GNMA/FNMA, Bank of America N.A., 3.26%, 03/04/06	5,725
6,630	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.29%, 03/04/06	6,630
		12,355
	Montana — 0.3%
4,870	Montana Board of Housing, Single Family Mortgage, Certificates Macon Trust Series 2002-L, Rev., VAR, AMT, LOC: Bank of America N.A., 3.31%, 03/05/06	4,870
	Nebraska — 0.0% (g)
125	Nebraska Investment Finance Authority, Single Family Housing, Rate Certificates, Series H, Rev., VAR, AMT, LOC: Bank of America N.A., 3.33%, 03/03/06	125
	New York — 2.5%
10,000	Long Island Power Authority, Series PA 1150, Rev., VAR, INS: CIFG, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	10,000
	Metropolitan Transportation Authority
3,000	Series PA 1077, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	3,000
7,185	Series PT-1547, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	7,185
7,750	Nassau County Interim Finance Authority Series PA-901, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	7,750
10,000	New York City Housing Development Corp., Atlantic Court Apartments, Series A, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.20%, 03/07/06	10,000
10,000	Tobacco Settlement Financing Authority, TOCS Series D, Rev., VAR, LIQ: Goldman Sachs, 3.27%, 03/01/06	10,000
		47,935
	North Carolina — 1.6%
21,000	North Carolina Capital Facilities Finance Agency, NCA&T University Foundation Project Series B, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.25%, 03/01/06	21,000
4,075	North Carolina Eastern Municipal Power Agency Series MT-99, Rev., VAR, INS: FGIC, LIQ: Bank Paribas, 3.22%, 03/03/06	4,075
5,100	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, LIQ: Wachovia Bank N.A., 3.18%, 03/01/06	5,100
		30,175
	Ohio — 5.4%
4,720	City of Lyndhurst, EDR, Hawken Schools Series 2002, VAR, LOC: National City Bank, 3.05%, 03/02/06	4,720
2,000	City of Westlake, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.20%, 03/07/06	2,000
2,640	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN Amro Bank N.V., 3.21%, 03/03/06	2,640
8,570	Franklin County Convention Facilities Authority Series PT-3024, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	8,570

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
905	Franklin County, Health Care Facilities, Friendship Village-Dublin, Series A, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/03/06	905
3,800	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VAR, LOC: National City Bank, 3.21%, 03/01/06	3,800
7,155	Kent State University, General Receipts Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.00%, 03/07/06	7,155
5,320	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.11%, 03/06/06	5,320
3,985	Mahoning County, Forum Health Obligation Group, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/06/06	3,985
4,420	Miami County, Hospital Authority Series PT-575, Rev., VAR, 3.27%, 03/03/06	4,420
7,500	Ohio Housing Finance Agency, Residential Mortgage Backed, Series B, Rev., VAR, AMT, LOC: Citibank, 3.25%, 03/01/06	7,500
2,250	Ohio State Higher Educational Facility Commission, John Carroll University, Series B, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/03/06	2,250
	Student Loan Funding Corp., Cincinnatti Student Loan
5,840	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education, LIQ: Sallie Mae, 3.26%, 03/07/06	5,840
43,030	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education, LIQ: Sallie Mae, 3.26%, 03/07/06 (m)	43,030
3,035	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06	3,035
		105,170
	Other Territory — 5.8%
3,015	ABN AMRO Munitops Certificate Trust, Greystone Multi-State, Series 2002-1, Rev., VAR, AMT, INS: FSA, LIQ: ABN Amro Bank N.V., 3.34%, 03/05/06	3,015
	Charter Mac Floater Certificate Trust I
24,500	Series 3, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/02/06	24,500
10,000	Series 4, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/02/06	10,000
12,000	Series 5, Rev., VAR, AMT, INS: MBIA, LIQ: Bayerische Landesbank, 3.28%, 03/06/06	12,000
	Clipper Tax-Exempt Certificate Trust
39,021	Series 2002-9, COP, VAR, AMT, LIQ: State Street Bank & Trust Co, 3.38%, 03/03/06	39,021
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates
12,742	Series 2003-M002, Class A, FRN, AMT, 3.33%, 03/06/06	12,742
10,804	Series M008, Class A, FRN, AMT, 3.33%, 03/02/06	10,804
		112,082
	Pennsylvania — 2.9%
26,470	Delaware County Authority, Mercy Health Systems, Series PT-565, Rev., VAR, LOC: Westdeutsche Landesbank, 3.27%, 03/02/06	26,470
10,000	Lancaster County Hospital Authority, Willow Valley Project, Series A, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.21%, 03/03/06	10,000
3,700	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, VAR, AMT, LOC: PNC Bank N.A., 3.28%, 03/01/06	3,700
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.30%, 03/05/06	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series 2001-A, Rev., VAR, AMT, INS: AMBAC, LIQ: Lloyds, 3.27%, 03/06/06	10,000
		56,170
	South Carolina — 0.4%
8,445	South Carolina Jobs & EDA, Episcopal Church Home, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.28%, 03/02/06	8,445
	Texas — 3.5%
4,000	Calhoun County Naval, IDA, Formosa Plastics Corp. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.26%, 03/01/06	4,000
19,900	City of Houston, Airport Systems, Sub Lien Series A, Rev., VAR, AMT, INS: FSA, LIQ: Bank of America N.A., 3.24%, 03/01/06	19,900
4,800	Dallas Housing Finance Corp., Multi-Family Housing, Cherrycrest Villas Apartments, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.31%, 03/07/06	4,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
6,800	Harris County Housing Finance Corp., Multi-Family Housing, Baypointe Apartments, Rev., VAR, AMT, LOC: Citibank N.A., 3.32%, 03/07/06	6,800
11,525	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, LIQ: Lehman Liquidity LLC, 3.28%, 03/02/06	11,525
5,170	Nacogdoches County, Hospital District, Sales Tax, Merlots, Series A59, Rev., VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.23%, 05/15/26	5,170
8,635	Roaring Fork Municipal Products LLC, Waste Water, Series 2005-10, Class A, Rev., VAR, LIQ: Bank of New York, 3.26%, 03/07/06	8,635
6,810	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.28%, 03/06/06	6,810
		67,640
	Utah — 0.1%
2,600	Jordanelle Special Service District, Tuhaye Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.20%, 03/07/06	2,600
	Washington — 1.3%
2,000	Port of Seattle, Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank, 3.25%, 03/01/06	2,000
13,470	Port of Seattle, Merlots, Series B-04, Rev., VAR, AMT, INS: FGIC, LIQ: Wachovia Bank N.A., 3.28%, 03/04/06	13,470
10,595	Roaring Fork Municipal Products LLC, Seattle Municipal Light & Power, Series 2005-19, Class A, Rev., VAR, INS: FSA, LIQ: Bank of New York, 3.26%, 03/01/06	10,595
		26,065
	West Virginia — 1.1%
10,800	Putnam County, Solid Waste Disposal, Toyota Motor Manufacturing Project, Series A, Rev., VAR, AMT, 3.25%, 03/01/06	10,800
10,725	Roaring Fork Municipal Products LLC Series 2005-5, Class A, Rev., VAR, LIQ: Bank of New York, 3.26%, 03/01/06	10,725
		21,525
	Wisconsin — 1.0%
	Wisconsin Housing & Economic Development Authority
7,000	Series 2005-A, Rev., VAR, AMT, LIQ: Lloyds, 3.20%, 03/02/06	7,000
6,945	Series 2003-B, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co, 3.24%, 03/06/06	6,945
5,690	Series 2005-C, Rev., VAR, AMT, LIQ: Lloyds, 3.24%, 03/02/06	5,690
		19,635
	Wyoming — 0.4%
8,600	City of Green River, Solid Waste Disposal, LP Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.45%, 03/06/06	8,600
	Total Weekly Demand Notes (Cost $1,074,376)	1,074,376
	Total Investments — 99.6% (Cost $1,923,911)*	1,923,911
	Other Assets In Excess of Liabilities — 0.4%	7,121
	NET ASSETS — 100.0%	$1,931,032

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands)

ABBREVIATIONS:

*	—	The cost of securities is substantially the same for federal income tax purposes.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value	Percentage
Prime Money Market Fund	$775,000	1.1%
Liquid Assets Money Market Fund	275,000	2.6

(g)	—	Amount rounds to less than 0.1%.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(n)	—	The rate shown is the effective yield at the date of purchase.
ACES	—	Auction Rate Securities
AGMT	—	Agreement
AMBAC	—	American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax Paper
BAN	—	Bond Anticipation Notes
CIFG	—	Capitalized Interest Financial Guaranty
COP	—	Certificates of Participation
DN	—	Discount Notes
EAGLE	—	Earnings of accrual generated on local tax-exempt securities.
EDA	—	Economic Development Authority
EDR	—	Economic Development Revenue
FGIC	—	Financial Guaranty Insurance Co.
FHA	—	Federal Housing Authority
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FNMA COLL	—	FNMA Collateral
FRN	—	Floating Rate Note.
FSA	—	Financial Security Assurance
FSA-CR	—	FSA Custodial Receipts
GAN	—	Grant Anticipation Note
GNMA	—	Government National Mortgage Association
GO	—	General Obligation Bond
GO OF AGY	—	General Obligation of Agency
GTY	—	Guaranty
HUD	—	Housing Urban Development
IBC	—	Insured Bond Certificates
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
INS	—	Insurance
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Insurance Association
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
PSF-GTD	—	Permanent School Fund Guaranteed
Q-SBLF	—	Qualified School Board Loan Fund
RAN	—	Revenue Anticipation Note
Rev.	—	Revenue Bond
SO	—	Special Obligation
SPI	—	Securities Purchase, Inc.
ST GTD	—	State Guaranteed
TAN	—	Tax Anticipation Note
TAW	—	Tax Anticipation Warrant
TCR	—	Transferable Custodial Receipt
TCRS	—	Transferable Custodial Receipts
TOCS	—	Tender Options Certificates
TRAN	—	Tax & Revenue Anticipation Note
VA GTD	—	Veterans Administration Guaranteed
VAR	—	Variable. The interest rate shown is the rate in effect at February 28, 2006
VRD	—	Variable Rate Demand
XLCA	—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$58,226,766	$9,400,948	$9,640,405	$1,845,086
Repurchase agreements, at value	13,887,270	1,355,174	12,899,144	8,785,138
Total investment securities, at value	72,114,036	10,756,122	22,539,549	10,630,224
Cash	—	—	3	1
Receivables:
Fund shares sold	6,429	206	181	325
Interest and dividends	314,384	67,912	57,819	1,103
Interfund lending	1,062	—	—	—
Prepaid expenses and other assets	365	113	127	64
Total Assets	72,436,276	10,824,353	22,597,679	10,631,717

LIABILITIES:
Payables:
Due to custodian	1,844	284	—	—
Dividends	125,514	15,157	50,817	26,012
Investment securities purchased	717,667	62,000	—	—
Collateral for securities lending program	—	1,020	54,005	—
Fund shares redeemed	2	70	—	— (a)
Accrued liabilities:
Investment advisory fees	4,442	655	1,389	669
Administration fees	3,513	410	749	342
Shareholder servicing fees	4,205	1,645	1,614	1,582
Distribution fees	140	954	442	376
Custodian and accounting fees	490	66	120	57
Trustees’ fees — deferred compensation plan	561	16	201	89
Other	3,494	1,367	755	409
Total Liabilities	861,872	83,644	110,092	29,536
Net Assets	$71,574,404	$10,740,709	$22,487,587	$10,602,181

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$71,574,088	$10,741,086	$22,487,700	$10,602,164
Accumulated undistributed (distributions in excess of) net investment income	339	(375)	(112)	17
Accumulated net realized gains (losses)	(23)	(2)	(1)	—
Total Net Assets	$71,574,404	$10,740,709	$22,487,587	$10,602,181

Net Assets:
Morgan	$3,995,204	$1,889,908	$2,648,298	$875,609
Premier	7,450,365	316,397	1,957,807	1,164,950
Agency	9,357,166	206,098	3,516,960	894,875
Class B	5,907	20,450	—	1,819
Class C	611	543,064	—	21,148
Institutional	21,099,369	1,882,903	2,314,372	4,151,409
Reserve	445,119	2,564,187	719,836	1,504,955
Investor	—	1,685,923	—	1,987,416
Cash Management	82,930	—	—	—
Capital	29,137,733	1,631,764	11,330,299	—
Service	—	15	15	—
Total	$71,574,404	$10,740,709	$22,487,587	$10,602,181

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	3,994,932	1,889,922	2,648,456	875,678
Premier	7,450,321	316,400	1,957,834	1,165,051
Agency	9,357,184	206,115	3,517,067	894,748
Class B	5,908	20,451	—	1,819
Class C	610	543,066	—	21,148
Institutional	21,100,330	1,882,947	2,314,443	4,151,423
Reserve	445,126	2,564,382	719,843	1,504,959
Investor	—	1,685,957	—	1,987,474
Cash Management	82,933	—	—	—
Capital	29,137,769	1,631,849	11,330,372	—
Service	—	15	15	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00

Cost of investments	$72,114,036	$10,756,122	$22,539,549	$10,630,224
Market value on securities on loan	—	1,000	53,487	—

*	Redemption price for Class B and Class C Shares may reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,426,039	$7,792,397	$16,290,538	$1,923,911
Cash	1	— (a)	91	—
Receivables:
Investment securities sold	—	—	163,779	—
Fund shares sold	131	75	19	6
Interest and dividends	12,265	2,296	90,578	10,560
Prepaid expenses and other assets	—	42	—	17
Total Assets	3,438,436	7,794,810	16,545,005	1,934,494

LIABILITIES:
Payables:
Due to custodian	—	—	—	118
Dividends	5,129	13,116	20,371	2,532
Investment securities purchased	—	296,586	20,517	6
Accrued liabilities:
Investment advisory fees	208	478	1,000	117
Administration fees	169	191	966	62
Shareholder servicing fees	268	1,024	1,648	377
Distribution fees	16	144	37	176
Custodian and accounting fees	37	50	145	15
Trustees’ fees — deferred compensation plan	43	153	88	— (a)
Other	409	306	783	59
Total Liabilities	6,279	312,048	45,555	3,462
Net Assets	$3,432,157	$7,482,762	$16,499,450	$1,931,032

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$3,432,176	$7,482,703	$16,503,515	$1,931,032
Accumulated undistributed (distributions in excess of) net investment income	(18)	206	(751)	—	(a)
Accumulated net realized gains (losses)	(1)	(147)	(3,314)	—
Total Net Assets	$3,432,157	$7,482,762	$16,499,450	$1,931,032

Net Assets:
Morgan	$206,926	$1,913,521	$465,810	$248,123
Premier	756,761	1,507,936	6,120,346	906,870
Agency	200,822	1,098,879	444,492	45,534
Institutional	2,266,888	1,579,514	9,465,973	249,762
Reserve	760	2,663	2,829	173,362
Capital	—	1,380,249	—	—
Service	—	—	—	15
E-Trade	—	—	—	307,366
Total	$3,432,157	$7,482,762	$16,499,450	$1,931,032

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	206,934	1,913,674	466,459	248,123
Premier	757,238	1,507,927	6,121,467	906,828
Agency	200,811	1,098,749	444,868	45,534
Institutional	2,266,908	1,579,485	9,467,710	249,761
Reserve	760	2,663	2,830	173,372
Capital	—	1,380,352	—	—
Service	—	—	—	15
E-Trade	—	—	—	307,365
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$3,426,039	$7,792,397	$16,290,538	$1,923,911

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$1,514,893	$1,633,813	$300,482	$209,620	$516,906	$240,171	$271,803	$132,938
Dividend income	—	—	—	— (c)	—	—	—	— (c)
Income from interfund lending (net)	168	125	—	—	—	—	—	—
Income from securities lending (net)	—	—	7	9	36	13	—	—
Total investment income	1,515,061	1,633,938	300,489	209,629	516,942	240,184	271,803	132,938

EXPENSES:
Investment advisory fees	29,445	53,103	6,085	21,224	10,401	8,203	5,665	12,254
Administration fees	30,491	55,878	6,393	11,702	10,896	7,159	5,936	7,173
Distribution fees	784	1,136	8,494	10,737	2,936	2,614	3,529	4,683
Shareholder servicing fees	45,361	80,715	16,088	8,014	18,640	8,756	16,452	8,043
Custodian and accounting fees	1,234	2,601	194	194	326	213	68	69
Interest expense	12	63	7	—	3	—	— (c)	—
Professional fees	585	1,389	164	168	244	272	160	89
Trustees’ fees	521	708	116	82	270	93	117	45
Printing and mailing costs	165	379	145	87	148	62	56	—
Registration and filing fees	804	2,223	185	138	22	140	722	69
Transfer agent fees	1,215	2,111	1,376	1,479	232	78	354	78
Other	872	1,749	108	636	345	245	163	161
Total expenses	111,489	202,055	39,355	54,461	44,463	27,835	33,222	32,664
Less amounts waived	(23,055)	(44,890)	(5,194)	(3,822)	(9,916)	(4,071)	(4,020)	(1,108)
Less earnings credits	(34)	(22)	(14)	(4)	— (c)	(6)	(4)	(13)
Less reimbursement for legal matters	(91)	(55)	(24)	(43)	(27)	(47)	(15)	(26)
Net expenses	88,309	157,088	34,123	50,592	34,520	23,711	29,183	31,517
Net Investment Income (Loss)	1,426,752	1,476,850	266,366	159,037	482,422	216,473	242,620	101,421

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	— (c)	(21)	3	—	—	1	97	4
Change in net assets resulting from operations	$1,426,752	$1,476,829	$266,369	$159,037	$482,422	$216,474	$242,717	$101,425

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund				100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
	Period Ended 2/28/2006 (a)		Year Ended 8/31/2005		Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$77,809		$92,618		$137,487	$144,620	$229,171	$306,547	$29,026	$24,435
Dividend income	—		—		—	—	—	—	—	45
Income from securities lending (net)	—		—		950	—	—	—	—	—
Total investment income	77,809		92,618		138,437	144,620	229,171	306,547	29,026	24,480

EXPENSES:
Investment advisory fees	1,546		3,210		2,918	5,262	6,311	13,616	819	3,383
Administration fees	1,600		3,363		3,021	5,536	6,534	14,213	860	1,795
Distribution fees	106		229		947	2,038	242	605	844	924
Shareholder servicing fees	3,422		7,171		7,247	12,032	13,861	24,796	2,833	1,373
Custodian and accounting fees	81		154		150	217	302	641	21	20
Interest expense	—	(c)	1		— (c)	13	113	75	2	— (c)
Professional fees	75		127		104	171	185	378	45	25
Trustees’ fees	27		43		52	70	112	184	9	16
Printing and mailing costs	14		14		37	31	58	61	5	—
Registration and filing fees	27		307		255	29	157	677	67	37
Transfer agent fees	149		295		230	487	112	235	41	14
Other	63		144		98	195	207	438	22	33
Total expenses	7,110		15,058		15,059	26,081	28,194	55,919	5,568	7,620
Less amounts waived	(1,302)		(2,567)		(3,026)	(4,955)	(4,630)	(11,380)	(437)	(811)
Less earnings credits	—	(c)	—	(c)	— (c)	— (c)	(29)	(60)	(1)	(2)
Less expense reimbursements	—		—		—	(12)	—	—	—	—
Less reimbursement for legal matters	—		—		(11)	(6)	—	—	(4)	(7)
Net expenses	5,808		12,491		12,022	21,108	23,535	44,479	5,126	6,800
Net Investment Income (Loss)	72,001		80,127		126,415	123,512	205,636	262,068	23,900	17,680

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments	(1)		18		(9)	91	(3,166)	264	1	— (c)
Change in net assets resulting from operations	$72,000		$80,145		$126,406	$123,603	$202,470	$262,332	$23,901	$17,680

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,426,752	$1,476,850	$430,298	$266,366	$159,037	$49,285
Net realized gain (loss)	— (c)	(21)	(2)	3	—	10
Change in net assets resulting from operations	1,426,752	1,476,829	430,296	266,369	159,037	49,295

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(69,875)	(77,968)	(24,826)	(13,198)	(1,941)	—
Premier
From net investment income	(147,992)	(157,478)	(42,429)	(4,838)	(575)	—
Agency
From net investment income	(201,080)	(288,478)	(108,701)	(9,149)	(3,480)	—
Class B
From net investment income	(92)	(91)	(10)	(466)	(409)	(74)
Class C
From net investment income	(9)	(8)	— (c)	(8,475)	(968)	(12)
Institutional
From net investment income	(401,903)	(573,461)	(246,122)	(43,875)	(12,611)	—
Reserve
From net investment income	(7,450)	(5,147)	(1,380)	(76,876)	(59,449)	(20,434)
Select*
From net investment income	—	(4,222)	(5,302)	—	—	—
Investor
From net investment income	—	—	—	(40,119)	(50,637)	(28,792)
Cash Management
From net investment income	(1,384)	(1,384)	(215)	—	—	—
Capital
From net investment income	(596,983)	(368,613)	—	(69,403)	(29,353)	—
Service
From net investment income	—	—	—	— (c)	—	—
Total distributions to shareholders	(1,426,768)	(1,476,850)	(428,985)	(266,399)	(159,423)	(49,312)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,798,897)	25,352,498	(428,700)	(538,718)	2,958,828	(2,376,347)

NET ASSETS:
Change in net assets	(2,798,913)	25,352,477	(427,389)	(538,748)	2,958,442	(2,376,364)
Beginning of period	74,373,317	49,020,840	49,448,229	11,279,457	8,321,015	10,697,379
End of period	$71,574,404	$74,373,317	$49,020,840	$10,740,709	$11,279,457	$8,321,015
Accumulated undistributed (distributions in excess of) net investment income	$339	$355	$—	$(375)	$(342)	$(2)

*	Effective February 4, 2005, the Select Class was exchanged into the Premier Class.

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$482,422	$216,473	$97,614	$242,620	$101,421	$23,753
Net realized gain (loss)	—	1	(1)	97	4	3
Change in net assets resulting from operations	482,422	216,474	97,613	242,717	101,425	23,756

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(56,262)	(18,902)	—	(19,479)	(5,682)	—
Premier
From net investment income	(39,537)	(19,270)	(5,299)	(27,146)	(9,229)	—
Agency
From net investment income	(85,099)	(35,370)	(2,202)	(22,416)	(7,459)	—
Class B
From net investment income	—	—	—	(37)	(31)	(7)
Class C
From net investment income	—	—	—	(515)	(79)	(3)
Institutional
From net investment income	(55,073)	(21,940)	—	(90,662)	(14,307)	—
Reserve
From net investment income	(16,206)	(4,685)	—	(34,417)	(24,457)	(6,275)
Investor
From net investment income	—	—	—	(47,952)	(40,343)	(17,605)
Capital
From net investment income	(230,254)	(116,520)	(90,132)	—	—	—
Service
From net investment income	— (b)	—	—	—	—	—
Total distributions to shareholders	(482,431)	(216,687)	(97,633)	(242,624)	(101,587)	(23,890)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	7,283,865	7,219,915	(2,396,225)	1,898,737	4,076,503	(1,742,397)

NET ASSETS:
Change in net assets	7,283,856	7,219,702	(2,396,245)	1,898,830	4,076,341	(1,742,531)
Beginning of period	15,203,731	7,984,029	10,380,274	8,703,351	4,627,010	6,369,541
End of period	$22,487,587	$15,203,731	$7,984,029	$10,602,181	$8,703,351	$4,627,010
Accumulated undistributed (distributions in excess of) net investment income	$(112)	$(103)	$—	$17	$(47)	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,001	$80,127	$26,471	$126,415	$123,512	$31,340
Net realized gain (loss)	(1)	18	(13)	(9)	91	360
Change in net assets resulting from operations	72,000	80,145	26,458	126,406	123,603	31,700

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(3,604)	(4,250)	(1,183)	(30,047)	(35,756)	(9,828)
From net realized gains	—	—	—	—	—	(240)
Premier
From net investment income	(20,867)	(34,831)	(8,278)	(26,279)	(13,804)	(3,307)
From net realized gains	—	—	—	—	—	(62)
Agency
From net investment income	(3,056)	(5,916)	(3,007)	(11,849)	(16,045)	(6,476)
From net realized gains	—	—	—	—	—	(92)
Institutional
From net investment income	(44,453)	(35,126)	(13,846)	(26,156)	(32,424)	(11,693)
From net realized gains	—	—	—	—	—	(142)
Reserve
From net investment income	(21)	(4)	—	(26)	(25,547)	—
Capital
From net investment income	—	—	—	(31,956)	(2)	—
Total distributions to shareholders	(72,001)	(80,127)	(26,314)	(126,313)	(123,578)	(31,840)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(314,188)	789,329	(613,702)	711,432	1,576,925	226,764

NET ASSETS:
Change in net assets	(314,189)	789,347	(613,558)	711,525	1,576,950	226,624
Beginning of period	3,746,346	2,956,999	3,570,557	6,771,237	5,194,287	4,967,663
End of period	$3,432,157	$3,746,346	$2,956,999	$7,482,762	$6,771,237	$5,194,287
Accumulated undistributed (distributions in excess of) net investment income	$(18)	$(22)	$(24)	$206	$58	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$205,636	$262,068	$95,866	$23,900	$17,680	$7,620
Change in realized gain (loss)	(3,166)	264	2,276	1	— (d)	30
Increase in net assets resulting from operations	202,470	262,332	98,142	23,901	17,680	7,650

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,438)	(8,638)	(2,913)	(1,273)	(206)	—
Premier
From net investment income	(63,803)	(70,008)	(22,205)	(13,132)	(13,017)	(6,183)
Agency
From net investment income	(9,632)	(15,256)	(6,935)	(552)	(2)	—
Institutional
From net investment income	(126,470)	(168,158)	(63,781)	(3,210)	(331)	—
Reserve
From net investment income	(27)	(9)	—	(5,114)	(4,156)	(1,492)
Service
From net investment income	—	—	—	— (d)	—	—
E*Trade(c)
From net investment income	—	—	—	(619)	—	—
Total distributions to shareholders	(205,370)	(262,069)	(95,834)	(23,900)	(17,712)	(7,675)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,377,190	661,870	3,319,798	608,641	79,184	(328,651)

NET ASSETS:
Change in net assets	1,374,290	662,133	3,322,106	608,642	79,152	(328,676)
Beginning of period	15,125,160	14,463,027	11,140,921	1,322,390	1,243,238	1,571,914
End of period	$16,499,450	$15,125,160	$14,463,027	$1,931,032	$1,322,390	$1,243,238
Accumulated undistributed (distributions in excess of) net investment income	$(751)	$(1,017)	$(3,704)	$— (d)	$(1)	$31

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of operations was January 17, 2006.
(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$13,163,914	$25,737,711	$28,531,137	$2,896,325	$323,978	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	22,165	—
Dividends reinvested	54,039	57,581	18,542	12,804	1,846	—
Cost of shares redeemed	(12,993,836)	(25,943,643)	(29,257,061)	(1,273,206)	(93,990)	—
Change in net assets from Morgan capital transactions	$224,117	$(148,351)	$(707,382)	$1,635,923	$253,999	$—
Premier
Proceeds from shares issued	$145,908,536	$73,419,211	$36,616,558	$1,696,255	$118,661	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	1,171,415	—	—	56,312	—
Dividends reinvested	47,488	50,169	7,332	1,980	139	—
Cost of shares redeemed	(147,083,581)	(71,950,491)	(36,148,850)	(1,462,651)	(94,296)	—
Change in net assets from Premier capital transactions	$(1,127,557)	$2,690,304	$475,040	$235,584	$80,816	$—
Agency
Proceeds from shares issued	$43,624,592	$92,782,107	$70,493,500	$3,140,660	$1,685,375	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	370,939	—	—	480,348	—
Dividends reinvested	148,602	213,021	75,149	7,948	3,296	—
Cost of shares redeemed	(46,822,411)	(92,629,099)	(71,547,879)	(3,425,102)	(1,686,412)	—
Change in net assets from Agency capital transactions	$(3,049,217)	$736,968	$(979,230)	$(276,494)	$482,607	$—
Class B
Proceeds from shares issued	$5,071	$5,208	$9,570	$5,585	$18,272	$27,676
Dividends reinvested	78	79	9	436	391	72
Cost of shares redeemed	(4,931)	(7,852)	(11,427)	(12,570)	(33,202)	(48,790)
Change in net assets from Class B capital transactions	$218	$(2,565)	$(1,848)	$(6,549)	$(14,539)	$(21,042)
Class C
Proceeds from shares issued	$988	$807	$1,951	457,954	$386,941	$16,674
Dividends reinvested	7	8	— (d)	8,465	961	10
Cost of shares redeemed	(772)	(1,089)	(1,853)	(270,638)	(48,901)	(17,667)
Change in net assets from Class C capital transactions	$223	$(274)	$98	$195,781	$339,001	$(983)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.
(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$124,415,924	$395,935,404	$274,336,135	$5,283,539	$3,190,767	$—
Dividends reinvested	183,727	250,432	106,287	39,217	12,138	—
Cost of shares redeemed	(125,016,470)	(401,183,552)	(273,004,211)	(4,892,730)	(1,749,987)	—
Change in net assets from Institutional capital transactions	$(416,819)	$(4,997,716)	$1,438,211	$430,026	$1,452,918	$—
Reserve
Proceeds from shares issued	$31,686,968	$20,430,584	$16,684,083	$364,271,548	$6,882,491	$10,556,221
Dividends reinvested	2,575	2,872	742	22,580	18,991	6,874
Cost of shares redeemed	(31,548,683)	(20,398,714)	(16,770,737)	(365,299,466)	(7,704,387)	(11,934,528)
Change in net assets from Reserve capital transactions	$140,860	$34,742	$(85,912)	$(1,005,338)	$(802,905)	$(1,371,433)
Select*
Proceeds from shares issued	$—	$(4,044,490)	$2,353,476	$—	$—	$—
Dividends reinvested	—	(7,864)	5,145	—	—	—
Cost of shares redeemed	—	3,384,915	(2,466,820)	—	—	—
Change in net assets from Select Class capital transactions	$—	$(667,439)	$(108,199)	$—	$—	$—
Investor
Proceeds from shares issued	$—	$—	$—	$1,594,866	$8,015,631	$11,330,873
Dividends reinvested	—	—	—	861	12,195	8,300
Cost of shares redeemed	—	—	—	(1,872,618)	(9,963,532)	(12,322,062)
Change in net assets from Investor capital transactions	$—	$—	$—	$(276,891)	$(1,935,706)	$(982,889)
Cash Management
Proceeds from shares issued	$219,676	$597,458	$757,843	$—	$—	$—
Dividends reinvested	1,297	1,053	158	—	—
Cost of shares redeemed	(235,830)	(585,289)	(1,217,479)	—	—	—
Change in net assets from Cash Management capital transactions	$(14,857)	$13,222	$(459,478)	$—	$—	$—
Capital
Proceeds from shares issued	$271,350,131	$214,882,796	$—	$18,507,984	$10,922,597	$—
Net assets acquired in a tax–free reorganization (Note 9)	—	14,825,395	—	—	1,999,916	—
Dividends reinvested	209,138	132,341	—	54,229	22,039	—
Cost of shares redeemed	(270,115,134)	(202,146,925)	—	(20,032,988)	(9,841,915)	—
Change in net assets from Capital capital transactions	$1,444,135	$27,693,607	$—	$(1,470,775)	$3,102,637	$—
Service
Proceeds from shares issued	$—	$—	$—	$15	$—	$—
Dividends reinvested	—	—	—	— (f)	—	—
Cost of shares redeemed	—	—	—	—	—	—
Change in net assets from Service capital transactions	$—	$—	$—	$15	$—	$—

*	Effective February 4, 2005, the Select Class was exchanged into Premier Shares.
(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Capital Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of Service Shares on July 15, 2005.
(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.
(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	13,163,914	25,737,688	28,531,134	2,896,325	323,979	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	22,164	—
Reinvested	54,039	57,582	18,542	12,804	1,846	—
Redeemed	(12,993,836)	(25,943,621)	(29,257,061)	(1,273,206)	(93,990)	—
Change in Morgan Shares	224,117	(148,351)	(707,385)	1,635,923	253,999	—
Premier
Issued	145,908,536	68,588,849	36,616,555	1,696,255	118,660	—
Shares issued in connection with Fund reorganization (Note 9)	—	1,171,410	—	—	56,312	—
Reinvested	47,488	38,447	7,332	1,980	139	—
Redeemed	(147,083,581)	(67,108,473)	(36,148,850)	(1,462,651)	(94,295)	—
Change in Premier Shares	(1,127,557)	2,690,233	475,037	235,584	80,816	—
Agency
Issued	43,624,592	92,782,107	70,493,494	3,140,660	1,685,375	—
Shares issued in connection with Fund reorganization (Note 9)	—	370,943	—	—	480,349	—
Reinvested	148,602	213,021	75,149	7,947	3,296	—
Redeemed	(46,822,411)	(92,629,097)	(71,547,879)	(3,425,102)	(1,686,410)	—
Change in Agency Shares	(3,049,217)	736,974	(979,236)	(276,495)	482,610	—

Class B
Issued	5,071	5,208	9,570	5,585	18,272	27,676
Reinvested	78	79	9	436	391	72
Redeemed	(4,932)	(7,852)	(11,427)	(12,570)	(33,202)	(48,790)
Change in Class B Shares	217	(2,565)	(1,848)	(6,549)	(14,539)	(21,042)
Class C
Issued	988	807	1,951	457,954	386,941	16,674
Reinvested	7	8	— (d)	8,465	961	10
Redeemed	(772)	(1,089)	(1,853)	(270,638)	(48,901)	(17,667)
Change in Class C Shares	223	(274)	98	195,781	339,001	(983)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.
(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Institutional
Issued	124,415,924	395,935,405	274,336,125	5,283,538	3,190,767	—
Reinvested	183,727	250,432	106,287	39,218	12,137	—
Redeemed	(125,016,470)	(401,183,550)	(273,004,210)	(4,892,730)	(1,749,983)	—
Change in Institutional Shares	(416,819)	(4,997,713)	1,438,202	430,026	1,452,921	—
Reserve
Issued	31,686,968	20,430,584	16,684,083	364,271,548	6,882,490	10,556,221
Reinvested	2,575	2,872	741	22,581	18,991	6,874
Redeemed	(31,548,683)	(20,398,715)	(16,770,738)	(365,299,467)	(7,704,379)	(11,934,528)
Change in Reserve Shares	140,860	34,741	(85,914)	(1,005,338)	(802,898)	(1,371,433)
Select*
Issued	—	785,873	2,353,476	—	—	—
Reinvested	—	3,858	5,145	—	—	—
Redeemed		(1,457,102)	(2,466,820)	—	—	—
Change in Select Class Shares	—	(667,371)	(108,199)	—	—	—
Investor
Issued	—	—	—	1,594,867	8,015,600	11,330,873
Reinvested	—	—	—	861	12,225	8,300
Redeemed	—	—	—	(1,872,618)	(9,963,528)	(12,322,062)
Change in Investor Shares	—	—	—	(276,890)	(1,935,703)	(982,889)
Cash Management
Issued	219,676	597,457	757,843	—	—	—
Reinvested	1,297	1,053	159	—	—	—
Redeemed	(235,830)	(585,289)	(1,217,479)	—	—	—
Change in Cash Management Shares	(14,857)	13,221	(459,477)	—	—	—
Capital
Issued	271,350,131	214,882,796	—	18,507,984	10,922,595	—
Shares issued in connection with Fund reorganization (Note 9)	—	14,825,420	—	—	1,999,897	—
Reinvested	209,138	132,341	—	54,229	22,039	—
Redeemed	(270,115,134)	(202,146,923)	—	(20,032,988)	(9,841,907)	—
Change in Capital Shares	1,444,135	27,693,634	—	(1,470,775)	3,102,624	—
Service Class
Issued	—	—	—	15	—	—
Reinvested	—	—	—	— (f)	—	—
Redeemed	—	—	—	—	—	—
Change in Service Class Shares	—	—	—	15	—

*	Effective February 4, 2005, the Select Class was exchanged into Premier Shares.
(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Capital Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of Service Shares on July 15, 2005.
(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.
(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund				U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)		Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$144,336,105		$73,873,031	$—	$3,058,729	$1,508,859	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		2,602,083	—	—	646,969	—
Dividends reinvested	19,507		6,309	—	8,018	2,462	—
Cost of shares redeemed	(144,152,735)		(74,035,964)	—	(3,003,941)	(1,345,481)	—
Change in net assets from Morgan capital transactions	$202,877		$2,445,459	$—	$62,806	$812,809	$—
Premier
Proceeds from shares issued	$113,199,105		$4,734,062	$3,514,615	$6,220,158	$1,957,053	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		834,347	—	—	1,345,010	—
Dividends reinvested	12,501		5,473	677	4,789	1,470	—
Cost of shares redeemed	(112,670,398)		(4,885,718)	(3,557,030)	(6,069,511)	(2,294,006)	—
Change in net assets from Premier capital transactions	$541,208		$688,164	$(41,738)	$155,436	$1,009,527	$—
Agency
Proceeds from shares issued	$29,406,736		$16,284,750	$642,380	$7,473,267	$5,099,820	$—
Net assets acquired in a tax-free reorganization (Note 9)	—		3,579,682	—	—	869,931	—
Dividends reinvested	58,953		26,698	1,090	15,272	5,562	—
Cost of shares redeemed	(29,994,480)		(15,943,537)	(1,123,375)	(7,491,788)	(5,077,180)	—
Change in net assets from Agency capital transactions	$(528,791)		$3,947,593	$(479,905)	$(3,249)	$898,133	$—
Class B
Proceeds from shares issued	$—		$—	$—	$314	$1,657	$1,353
Dividends reinvested	—		—	—	35	30	6
Cost of shares redeemed	—		—	—	(888)	(2,189)	(1,595)
Change in net assets from Class B capital transactions	$—		$—	$—	$(539)	$(502)	$(236)
Class C
Proceeds from shares issued	$—	$		$—	$42,134	$33,110	$2,264
Dividends reinvested	—		—	—	508	79	2
Cost of shares redeemed	—		—	—	(49,083)	(6,149)	(2,587)
Change in net assets from Class C capital transactions	$—		$—	$—	$(6,441)	$27,040	$(321)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Morgan Shares on February 18, 2005.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$10,880,860	$7,123,597	$—	$11,165,668	$6,235,442	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	2,277,446	—	—	648,830	—
Dividends reinvested	27,421	12,597	—	30,961	4,745	—
Cost of shares redeemed	(10,611,070)	(7,396,447)	—	(8,750,816)	(5,183,435)	—
Change in net assets from Institutional capital transactions	$297,211	$2,017,193	$—	$2,445,813	$1,705,582	$—
Reserve
Proceeds from shares issued	$111,526,567	$896,641	$—	$190,515,282	$7,728,605	$3,915,046
Net assets acquired in a tax-free reorganization (Note 9)	—	500,579	—	—	229,956	—
Dividends reinvested	254	1	—	7,547	6,873	1,485
Cost of shares redeemed	(111,556,459)	(647,740)	—	(190,755,664)	(7,930,586)	(4,666,564)
Change in net assets from Reserve capital transactions	$(29,638)	$749,481	$—	$(232,835)	$34,848	$(750,033)
Investor
Proceeds from shares issued	$—	$—	$—	$2,137,328	$4,591,861	$5,127,030
Dividends reinvested	—	—	—	60	43	23
Cost of shares redeemed	—	—	—	(2,659,642)	(5,002,838)	(6,118,861)
Change in net assets from Investor capital transactions	$—	$—	$—	$(522,254)	$(410,934)	$(991,808)
Capital
Proceeds from shares issued	$37,432,817	$30,953,998	$39,984,048	$—	$—	$—
Dividends reinvested	61,939	29,195	14,552	—	—	—
Cost of shares redeemed	(30,693,773)	(33,611,168)	(41,873,182)	—	—	—
Change in net assets from Capital capital transactions	$6,800,983	$(2,627,975)	$(1,874,582)	$—	$—	$—
Service
Proceeds from shares issued	$15	$—	$—	$—	$—	$—
Dividends reinvested	— (e)	—	—	—	—	—
Cost of shares redeemed	— (e)	—	—	—	—	—
Change in net assets from Service capital transactions	$15	$—	$—	$—	$—	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Service Shares on July 15, 2005.
(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.
(d)	Commencement of offering of Institutional Shares on February 18, 2005.
(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	144,336,106	73,873,031	—	3,058,729	1,508,856	—
Shares issued in connection with Fund reorganization (Note 9)	—	2,602,203	—	—	647,035	—
Reinvested	19,507	6,308	—	8,018	2,462	—
Redeemed	(144,152,735)	(74,035,964)	—	(3,003,941)	(1,345,481)	—
Change in Morgan Shares	202,878	2,445,578	—	62,806	812,872	—
Premier
Issued	113,199,104	4,734,062	3,514,615	6,220,158	1,957,049	—
Shares issued in connection with Fund reorganization (Note 9)	—	834,357	—	—	1,345,102	—
Reinvested	12,501	5,473	677	4,789	1,470	—
Redeemed	(112,670,398)	(4,885,718)	(3,557,030)	(6,069,511)	(2,294,006)	—
Change in Premier Shares	541,207	688,174	(41,738)	155,436	1,009,615	—
Agency
Issued	29,406,736	16,284,749	642,380	7,473,267	5,099,817	—
Shares issued in connection with Fund reorganization (Note 9)	—	3,579,738	—	—	869,798	—
Reinvested	58,953	26,697	1,090	15,272	5,563	—
Redeemed	(29,994,480)	(15,943,537)	(1,123,375)	(7,491,789)	(5,077,180)	—
Change in Agency Shares	(528,791)	3,947,647	(479,905)	(3,250)	897,998	—
Class B
Issued	—	—	—	314	1,657	1,353
Reinvested	—	—	—	35	29	6
Redeemed	—	—	—	(888)	(2,188)	(1,595)
Change in Class B Shares	—	—	—	(539)	(502)	(236)
Class C
Issued	—	—	—	42,134	33,111	2,264
Reinvested	—	—	—	508	79	2
Redeemed		—	—	(49,083)	(6,149)	(2,587)
Change in Class C Shares	—	—	—	(6,441)	27,041	(321)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Morgan Shares on February 18, 2005.
(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Year Ended 6/30/2004	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Institutional
Issued	10,880,860	7,123,597	—	11,165,668	6,235,437	—
Shares issued in connection with Fund reorganization (Note 9)	—	2,277,485	—	—	648,863	—
Reinvested	27,421	12,597	—	30,961	4,744	—
Redeemed	(10,611,070)	(7,396,447)	—	(8,750,816)	(5,183,434)	—
Change in Institutional Shares	297,211	2,017,232	—	2,445,813	1,705,610	—
Reserve
Issued	111,526,566	896,642	—	190,515,283	7,728,599	3,915,046
Shares issued in connection with Fund reorganization (Note 9)	—	500,579	—	—	229,976	—
Reinvested	254	1	—	7,547	6,873	1,485
Redeemed	(111,556,459)	(647,740)	—	(190,755,665)	(7,930,586)	(4,666,564)
Change in Reserve Shares	(29,639)	749,482	—	(232,835)	34,862	(750,033)
Investor
Issued	—	—	—	2,137,328	4,591,852	5,127,030
Reinvested	—	—	—	60	43	23
Redeemed	—	—	—	(2,659,642)	(5,002,838)	(6,118,861)
Change in Investor Shares	—	—	—	(522,254)	(410,943)	(991,808)
Capital Class
Issued	37,432,817	30,953,997	39,984,048	—	—	—
Reinvested	61,939	29,195	14,552	—	—	—
Redeemed	(30,693,773)	(33,611,168)	(41,873,182)	—	—	—
Change in Capital Shares	6,800,983	(2,627,976)	(1,874,582)	—	—	—
Service
Issued	15	—	—	—	—	—
Reinvested	— (e)	—	—	—	—	—
Redeemed	— (e)	—	—	—	—	—
Change in Service Class Shares	15	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(b)	Commencement of offering of Service Shares on July 15, 2005.
(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.
(d)	Commencement of offering of Institutional Shares on February 18, 2005.
(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,591,453	$7,865,771	$8,145,328	$3,776,738	$7,848,500	$7,912,375
Dividends reinvested	2,267	2,697	772	20,513	22,755	5,966
Cost of shares redeemed	(3,607,679)	(7,886,225)	(8,218,459)	(3,916,315)	(7,707,406)	(8,584,650)
Change in net assets from Morgan capital transactions	$(13,959)	$(17,757)	$(72,359)	$(119,064)	$163,849	$(666,309)
Premier
Proceeds from shares issued	$2,120,277	$7,999,963	$6,145,699	$46,287,989	$15,473,968	$2,052,207
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	366,113	—
Dividends reinvested	8,886	13,358	1,151	3,878	3,763	1,002
Cost of shares redeemed	(2,875,367)	(7,567,871)	(6,303,804)	(45,793,996)	(15,398,519)	(1,977,362)
Change in net assets from Premier capital transactions	$(746,204)	$445,450	$(156,954)	$497,871	$445,325	$75,847
Agency
Proceeds from shares issued	$800,315	$2,061,609	$1,760,008	$4,013,823	$8,999,161	$7,572,496
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	134,217	—
Dividends reinvested	920	1,774	680	9,421	12,402	5,231
Cost of shares redeemed	(804,017)	(2,249,246)	(1,704,720)	(3,662,766)	(9,191,447)	(7,611,019)
Change in net assets from Agency capital transactions	$(2,782)	$(185,863)	$55,968	$360,478	$(45,667)	$(33,292)
Institutional
Proceeds from shares issued	$6,859,699	$6,271,911	$6,212,013	$3,814,741	$8,634,846	$9,026,083
Dividends reinvested	19,399	14,682	6,531	12,746	18,480	5,270
Cost of shares redeemed	(6,430,008)	(5,740,187)	(6,658,901)	(3,566,262)	(9,311,878)	(8,180,835)
Change in net assets from Institutional capital transactions	$449,090	$546,406	$(440,357)	$261,225	$(658,552)	$850,518
Reserve
Proceeds from shares issued	$9,025	$3,075	$—	$5,795	$1,594	$—
Dividends reinvested	21	4	—	26	2	—
Cost of shares redeemed	(9,379)	(1,986)	—	(4,126)	(629)	—
Change in net assets from Reserve capital transactions	$(333)	$1,093	$—	$1,695	$967	$—
Capital
Proceeds from shares issued	$—	$—	$—	$2,812,944	$3,557,673	$—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	2,002,704	—
Dividends reinvested	—	—	—	3,770	2,796	—
Cost of shares redeemed	—	—	—	(3,107,487)	(3,892,170)	—
Change in net assets from Capital capital transactions	$—	$—	$—	$(290,773)	$1,671,003	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)	Year Ended 8/31/2004
SHARE TRANSACTIONS:
Morgan
Issued	3,591,453	7,865,771	8,145,329	3,776,738	7,848,500	7,912,375
Reinvested	2,267	2,697	772	20,513	22,755	5,966
Redeemed	(3,607,679)	(7,886,225)	(8,218,459)	(3,916,315)	(7,707,406)	(8,584,650)
Change in Morgan Shares	(13,959)	(17,757)	(72,358)	(119,064)	163,849	(666,309)
Premier
Issued	2,120,277	7,999,963	6,145,699	46,287,988	15,473,968	2,052,207
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	366,115	—
Reinvested	8,886	13,358	1,151	3,878	3,764	1,002
Redeemed	(2,875,367)	(7,567,871)	(6,303,805)	(45,793,996)	(15,398,519)	(1,977,362)
Change in Premier Shares	(746,204)	445,450	(156,955)	497,870	445,328	75,847
Agency
Issued	800,315	2,061,609	1,760,008	4,013,823	8,999,161	7,572,496
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	134,233	—
Reinvested	920	1,774	680	9,421	12,402	5,231
Redeemed	(804,017)	(2,249,246)	(1,704,720)	(3,662,767)	(9,191,447)	(7,611,019)
Change in Agency Shares	(2,782)	(185,863)	55,968	360,477	(45,651)	(33,292)
Institutional
Issued	6,859,698	6,271,911	6,212,013	3,814,741	8,634,846	9,026,083
Reinvested	19,399	14,682	6,531	12,746	18,480	5,270
Redeemed	(6,430,008)	(5,740,187)	(6,658,902)	(3,566,262)	(9,311,878)	(8,180,835)
Change in Institutional Shares	449,089	546,406	(440,358)	261,225	(658,552)	850,518
Reserve
Proceeds from shares issued	9,025	3,075	—	5,796	1,594	—
Dividends reinvested	21	4	—	26	2	—
Cost of shares redeemed	(9,379)	(1,986)	—	(4,126)	(629)	—
Change in Reserve Shares	(333)	1,093	—	1,696	967	—
Capital
Proceeds from shares issued	—	—	—	2,812,944	3,557,673	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	2,002,826	—
Dividends reinvested	—	—	—	3,770	2,796	—
Cost of shares redeemed	—	—	—	(3,107,487)	(3,892,170)	—
Change in Capital Shares	—	—	—	(290,773)	1,671,125	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Commencement of offering of Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,799,394	$1,767,790	$1,537,763	$741,863	$46,984	$—
Dividends reinvested	3,163	4,185	1,329	1,243	193	—
Cost of shares redeemed	(2,894,678)	(1,780,647)	(1,627,755)	(531,478)	(10,682)	—
Change in net assets from Morgan capital transactions	$(92,121)	$(8,672)	$(88,663)	$211,628	$36,495	$—
Premier
Proceeds from shares issued	$13,397,911	$20,165,881	$14,291,488	$882,315	$1,116,456	$1,206,619
Dividends reinvested	4,958	5,776	1,919	145	71	87
Cost of shares redeemed	(11,968,103)	(19,524,300)	(13,684,608)	(802,925)	(1,156,677)	(1,424,316)
Change in net assets from Premier capital transactions	$1,434,766	$647,357	$608,799	$79,535	$(40,150)	$(217,610)
Agency
Proceeds from shares issued	$1,877,740	$4,923,353	$3,960,294	$251,364	$1,315	$—
Dividends reinvested	5,250	7,064	3,502	543	2	—
Cost of shares redeemed	(2,343,079)	(5,199,043)	(3,515,553)	(206,390)	(1,300)	—
Change in net assets from Agency capital transactions	$(460,089)	$(268,626)	$448,243	$45,517	$17	$—
Institutional
Proceeds from shares issued	$38,074,120	$60,613,671	$46,856,063	$959,914	$263,164	$—
Dividends reinvested	69,083	91,305	32,994	490	29	—
Cost of shares redeemed	(37,648,976)	(60,415,589)	(44,537,638)	(795,397)	(178,438)	—
Change in net assets from Institutional capital transactions	$494,227	$289,387	$2,351,419	$165,007	$84,755	$—
Reserve
Proceeds from shares issued	$4,674	$4,583	$—	$28,410,335	$1,684,229	$1,168,296
Dividends reinvested	19	7	—	2,218	2,114	831
Cost of shares redeemed	(4,286)	(2,166)	—	(28,612,979)	(1,688,276)	(1,280,168)
Change in net assets from Reserve capital transactions	$407	$2,424	$—	$(200,426)	$(1,933)	$(111,041)
Service
Proceeds from shares issued	$—	$—	$—	$15	$—	$—
Dividends reinvested	—	—	—	— (f)	—	—
Cost of shares redeemed	—	—	—	—	—	—
Change in net assets from Service Class capital transactions	$—	$—	$—	$15	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$—	$315,961	$—	$—
Dividends reinvested	—	—	—	619	—	—
Cost of shares redeemed	—	—	—	(9,215)	—	—
Change in net assets from E*Trade capital transactions	$—	$—	$—	$307,365	$—	$—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of E*Trade Shares on January 17, 2006.
(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.
(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Year Ended 8/31/2004	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)	Year Ended 6/30/2004
SHARE TRANSACTIONS:
Morgan
Issued	2,799,394	1,767,791	1,537,762	741,863	46,984	—
Reinvested	3,163	4,185	1,329	1,243	192	—
Redeemed	(2,894,678)	(1,780,647)	(1,627,755)	(531,478)	(10,681)	—
Change in Morgan Shares	(92,121)	(8,671)	(88,664)	211,628	36,495	—
Premier
Issued	13,397,911	20,165,881	14,291,489	882,315	1,116,456	1,206,619
Reinvested	4,958	5,777	1,919	145	71	87
Redeemed	(11,968,103)	(19,524,298)	(13,684,608)	(802,925)	(1,156,677)	(1,424,316)
Change in Premier Shares	1,434,766	647,360	608,800	79,535	(40,150)	(217,610)
Agency
Issued	1,877,739	4,923,353	3,960,294	251,364	1,315	—
Reinvested	5,250	7,064	3,502	543	2	—
Redeemed	(2,343,078)	(5,199,042)	(3,515,553)	(206,390)	(1,300)	—
Change in Agency Shares	(460,089)	(268,625)	448,243	45,517	17	—
Institutional
Issued	38,074,120	60,613,671	46,856,075	959,913	263,164	—
Reinvested	69,083	91,304	32,994	490	29	—
Redeemed	(37,648,976)	(60,415,582)	(44,537,638)	(795,397)	(178,438)	—
Change in Institutional Shares	494,227	289,393	2,351,431	165,006	84,755	—
Reserve
Issued	4,674	4,582	—	28,410,335	1,684,229	1,168,296
Reinvested	19	7	—	2,218	2,114	831
Redeemed	(4,286)	(2,166)	—	(28,612,979)	(1,688,276)	(1,280,168)
Change in Reserve Shares	407	2,423	—	(200,426)	(1,933)	(111,041)
Service Class
Issued	—	—	—	15	—	—
Reinvested	—	—	—	— (f)	—	—
Redeemed	—	—	—	—	—	—
Change in Service Class Shares	—	—	—	15	—	—
E*Trade
Proceeds from shares issued	—	—	—	315,961	—	—
Dividends reinvested	—	—	—	619	—	—
Cost of shares redeemed	—	—	—	(9,215)	—	—
Change in E*Trade Shares	—	—	—	307,365	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(b)	Commencement of offering of Reserve Shares on February 18, 2005.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of E*Trade Shares on January 17, 2006.
(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.
(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.80%	$3,995,204	0.51%	3.61%	0.53%
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61
1.00	5.10	10,367,000	0.59	4.82	0.61

1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72
1.00	4.84	658,008	0.70	4.57	0.74

1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69
1.00	4.75	4,026,670	0.59	4.59	0.71

1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69
1.00	3.13	906,754	0.59	3.09	0.72

1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.83%	$7,450,365	0.45%	3.65%	0.48%
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47
1.00	5.25	2,153,000	0.45	4.96	0.49

1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39
1.00	5.71	778,727	0.35	5.33	0.39

1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47
1.00	5.07	275,695	0.49	4.78	0.49

1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48
1.00	4.84	133,245	0.48	4.70	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.01	$—	(f)	$0.01	$(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)

Municipal Money Market Fund (d)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 19, 2005, Class I was renamed as Premier Shares.
(e)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.22%	$6,120,346	0.45%	2.47%	0.48%
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48
1.00	3.21	115,565	0.51	3.17	0.53

1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53
1.00	3.48	977,300	0.45	3.43	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(g)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)
U.S. Government Money Market Fund (f)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)
U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)
Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)
Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(g)	0.01	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)
Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Effective February 19, 2005, Administrative Class was renamed as Agency Shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.93%	$9,357,166	0.26%	3.84%	0.33%
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32
1.00	5.45	16,676,000	0.26	5.15	0.33

1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32
1.00	5.30	1,169,232	0.26	5.01	0.34

1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32
1.00	5.11	1,169,893	0.25	4.93	0.35

1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33
1.00	3.47	921,139	0.26	3.42	0.36

1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.57%	$5,907	0.97%	3.16%	1.18%
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26
1.00	4.43	17,726	1.24	4.17	1.26

1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55
1.00	4.58	33,898	1.52	4.22	1.55

1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53
1.00	4.27	1,014	1.52	4.17	1.54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.57%	$611	0.97%	3.21%	1.18%
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26
1.00	4.43	302	1.24	4.17	1.26

1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55
1.00	4.58	1,266	1.52	4.30	1.56

1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53
1.00	4.27	459	1.52	4.00	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(f)	$0.02	$(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

U.S. Treasury Plus Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.96%	$21,099,369	0.20%	3.91%	0.28%
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(g)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)

Liquid Assets Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Government Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)

U.S. Treasury Plus Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

Federal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

Tax Free Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)

Municipal Money Market Fund (e)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.
(f)	Commencement of offering of class of shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.71%	$445,119	0.70%	3.45%	0.73%
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72
1.00	4.88	10,002	0.79	4.62	2.17

1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80
1.00	5.37	7,342,790	0.77	5.01	0.80

1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78
1.00	5.05	3,512,937	0.77	4.75	0.78

1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77
1.00	3.23	470,425	0.70	3.18	0.78

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 19, 2005, Class I was renamed as Investor Shares.
(d)	Effective February 28, 2006 the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.32%	$1,685,923	0.51%	3.44%	0.54%
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55
1.00	5.63	5,172,911	0.52	5.54	0.55

1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53
1.00	5.31	3,941,215	0.52	5.25	0.54

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Commencement of offering of class of shares.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.58%	$82,930	0.96%	3.15%	0.98%
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Prime Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(g)	$0.02	$(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)

Liquid Assets Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)

U.S. Government Money Market Fund (f)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

100% U.S. Treasury Securities Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Commencement of offering of class of shares.
(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.
(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.98%	$29,137,733	0.16%	3.97%	0.23%
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14
1.00	5.93	4,495,228	0.14	5.70	0.14

1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)

U.S. Government Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(d)	Commencement of offering of class of shares.
(e)	Amount is less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.89%	$15	1.00%	3.00%	1.10%

1.00	1.87	15	1.00	2.97	1.09

1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments	Total from investment operations		Net investment income
Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	$1.00	$—	(e)	$—	$—	(e)	$— (e)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Commencement of offering of class of shares.
(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.
(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	0.25%	$307,366	1.00%	2.11%	1.09%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

Prior to February 19, 2005, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Prime Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and 100% U.S. Treasury Securities Money Market Fund were separate series of J.P. Morgan Mutual Fund Trust (“MFT”). Effective after the close of business on February 18, 2005, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM II and Prime Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and 100% U.S. Treasury Securities Money Market Fund were reorganized and redomiciled as separate series of JPM I.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade

The Service Class Shares commenced operations on July 15, 2005 for the Liquid Assets Money Market Fund, the U.S. Government Money Market Fund and the Municipal Money Market Fund.

E*Trade Shares commenced operations on January 17, 2006 for the Municipal Money Market Fund.

Effective February 28, 2006, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund have changed their fiscal year ends from June 30th to the last day of February, and the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund have changed their fiscal year ends from August 31st to the last day of February.

Class B and Class C Shares generally provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

120   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of restricted and illiquid securities of the Funds as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Prime Money Market Fund	$3,846,022	5.4%
Liquid Assets Money Market Fund	864,792	8.1
U.S. Government Money Market Fund	1,500,000	6.6

C. Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (”borrower agreements“) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Liquid Assets Money Market Fund and U.S. Government Money Market Fund on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005. The Securities Lending Agreement was effective with respect to 100% U. S. Treasury Securities Money Market Fund on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 6 basis points (.06 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 11.42 basis points (.1142 of 1%), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through February 28, 2006, JPMCB voluntarily reduced its fees to: (i) 5 basis points (.05 of 1%) for each Loan of U.S. Securities and (ii) 10 basis points (.1 of 1%) for each Loan of non-U.S. Securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the effective date of the Securities Lending Agreement with JPMCB, JPMorgan Investment Advisors Inc. served as lending agent for Liquid Asset Money Market Fund and U.S. Government Money Market Fund. Also, Bank One Trust Company, N.A. served as sub-custodian for the securities lending program and received a subcustody fee based on the value of collateral received from borrowers.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

As of February 28, 2006, the following Funds had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Liquid Assets Money Market Fund	$—	(a)	$1,020	$1,000
U.S. Government Money Market Fund	12		54,005	53,487
100% U.S. Treasury Securities Money Market Fund (b)	199		2,590,802	2,533,971

(a)	Amount rounds to less than $1,000.

(b)	Collateral was received in the form of U.S. Treasury Securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
U.S. Treasury Plus Money Market Fund	$—	$68	$(68)
Federal Money Market Fund	—	4	(4)
100% U.S. Treasury Securities Money Market Fund	—	46	(46)
Municipal Money Market Fund	—	1	(1)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. and JPMorgan Investment Advisors Inc. (the “Advisors”), act as the investment advisors to the Funds. J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMorgan Investment Advisors Inc. is an indirect wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fees are accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

122   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Prior to February 19, 2005, the fee was accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for the Prime Money Market Fund, the Federal Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the Tax Free Money Market Fund. The fees for Liquid Assets Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund were 0.35% of the average daily net assets of each respective Fund. The fee for the U.S. Government Money Market Fund was 0.08% of the average daily net assets.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administration fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I subject to the same fee agreements as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.18% of the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); and 0.16% of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds) over $2 billion. The fee for the U.S. Government Money Market Fund was 0.05% of the Fund’s average daily net assets.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”) began serving as the Funds’ sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Service Shares, Cash Management Shares and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fees
	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a%	0.75%	0.75%	0.25%	0.50%	n/a%	n/a%
Liquid Assets Money Market Fund	0.10	0.75	0.75	0.25	n/a	0.60	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. (“JPMFD”), a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

Prior to February 19, 2005, the Funds in JPM II paid the Distributor a fee pursuant to prior distribution plans of 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Reserve Shares for which front-end sales charges have been waived. For the period ended February 28, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge	CDSC
Prime Money Market Fund	$1	$59
Liquid Assets Money Market Fund	6	89
U.S. Treasury Plus Money Market Fund	43	11

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%*	0.15%**	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15**	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30*	0.15**	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30*	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30*	0.15**	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%*	n/a%	0.30%*	0.05%	n/a%	n/a%
Liquid Assets Money Market Fund	0.30	0.35	n/a	0.05	0.30	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30

*	Prior to February 19, 2005 the fee was 0.25%.

**	Prior to February 19, 2005 the fee was 0.10%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

Prior to February 19, 2005, Funds in JPMCB served as the Funds’ Shareholder Servicing Agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed in the previous table.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement. Fund accounting services were also transitioned to JPMCB from the prior service provider on December 6, 2004, but those services were still being paid for by the Funds under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

124   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class
	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund*	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund**	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a%	0.96%	0.16%	n/a%	n/a%
Liquid Assets Money Market Fund	0.70	0.51	n/a	0.16	1.00	n/a
U.S. Government Money Market Fund*	0.70	n/a	n/a	0.16	1.00	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund**	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.00	1.00

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006 except for E*Trade Shares on Municipal Money Market Fund which are in place until at least January 31, 2007.

*	Prior to February 19, 2006, the contractual expense limitation was 0.39%, 0.24%, 0.69% and 0.14% for Premier, Agency, Reserve and Capital Shares, respectively.

**	Prior to February 19, 2006, the contractual expense limitation was 0.39%, 0.24%, 0.68% and 0.14% for Premier, Agency, Reserve and Capital Shares, respectively.

For the period ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime Money Market Fund	$6,123	$—	$16,738	$22,861
Liquid Assets Money Market Fund	2,557	—	2,637	5,194
U.S. Government Money Market Fund	5,818	—	4,098	9,916
U.S. Treasury Plus Money Market Fund	1,892	—	2,128	4,020
Federal Money Market Fund	239	18	1,045	1,302
100% U.S. Treasury Securities Money Market Fund	1,748	—	1,278	3,026
Tax Free Money Market Fund	228	46	4,356	4,630
Municipal Money Market Fund	350	—	87	437

	Voluntary Waivers
	Administration	Distribution	Shareholder Servicing	Total
Prime Money Market Fund	$194	$—	$—	$194

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, the Sub-administrators and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the periods ended as indicated below are as follows (amounts in thousands):

	February 28, 2006			August 31, 2005
	Distribution		Shareholder Servicing	Distribution	Shareholder Servicing	Transfer Agent*
Prime Money Market Fund
Morgan	$—		$6,776	$—	$13,348	$998
Premier	—		12,148	—	19,787	67
Agency	—		7,855	—	15,441	47
Class B	22		7	47	16	2
Class C	2		1	4	1	(b)
Select**	—		—	—	666	41
Institutional	—		10,266	—	24,275	71
Reserve	540		648	671	741	16
Cash Management	220		132	414	230	8
Capital	—		7,528	—	6,210	—
	$784		$45,361	$1,136	$80,715	$1,250

				June 30, 2005
Liquid Assets Money Market Fund
Morgan	$371		$1,298	$82	$286	$—
Premier	—		403	—	68	—
Agency	—		373	—	193	—
Class B	118		39	320	26	—
Class C	2,090		697	365	106	—
Institutional	—		1,163	—	455	—
Reserve	5,915		7,098	9,970	3,925	—
Investor	—		4,086	—	2,433	—
Capital	—		931	—	522	—
Service	—	(b)	—	—	—	—
	$8,494		$16,088	$10,737	$8,014	$—
U.S. Government Money Market Fund
Morgan	$1,684		$5,892	$835	$2,922	$—
Premier	—		3,329	1,188	1,538	—
Agency	—		3,493	58	1,976	—
Institutional	—		1,465	—	857	—
Reserve	1,252		1,504	533	640	—
Capital	—		2,957	—	823	—
Service	—	(b)	—	—	—	—
	$2,936		$18,640	$2,614	$8,756	$—

126   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	February 28, 2006			June 30, 2005
	Distribution		Shareholder Servicing	Distribution	Shareholder Servicing	Transfer Agent*
U.S. Treasury Plus Money Market Fund
Morgan	$609		$2,133	$258	$903	$—
Premier	—		2,421	—	1,190	—
Agency	—		948	—	443	—
Class B	10		3	24	2	—
Class C	137		46	32	9	—
Institutional	—		2,436	—	547	—
Reserve	2,773		3,327	4,369	1,975	—
Investor	—		5,138	—	2,974	—
	$3,529		$16,452	$4,683	$8,043	$—

				August 31, 2005
Federal Money Market Fund
Morgan	$105		$366	$229	$802	$133
Premier	—		1,780	—	4,550	34
Agency	—		123	—	334	12
Institutional	—		1,152	—	1,485	19
Reserve	1		1	—	—	—
	$106		$3,422	$229	$7,171	$198
100% U.S. Treasury Securities Money Market Fund
Morgan	$945		$3,308	$2,038	$7,132	$260
Premier	—		2,267	—	1,882	31
Agency	—		499	—	973	31
Institutional	—		728	—	1,534	13
Reserve	2		2	—	—	—
Capital	—		443	—	481	—
	$947		$7,247	$2,038	$12,032	$335
Tax Free Money Market Fund
Morgan	$239		$836	$604	$2,114	$52
Premier	—		7,781	—	12,306	41
Agency	—		558	—	1,100	17
Institutional	—		4,682	—	9,274	45
Reserve	3		4	1	2	—
	$242		$13,861	$605	$24,796	$155

				June 30, 2005
Municipal Money Market Fund
Morgan	$55		$192	$11	$40	$—
Premier	—		1,669	—	959	—
Agency	—		30	—	—	—
Institutional	—		119	—	15	—
Reserve	613		735	913	359	—
Service	—	(b)	—	—	—	—
E*Trade	176		88	—	—	—
	$844		$2,833	$924	$1,373	$—

(b)	Amount rounds to less than $1,000.

*	Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

5. Federal Income Tax Matters

For federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
100% U.S. Treasury Securities Money Market Fund	$7,792,425	$—	$(28)	$(28)
Tax Free Money Market Fund	16,290,539	—	(1)	(1)

For the Funds the difference between book and tax basis appreciation/(depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended February 28, 2006 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,426,768	$—	$1,426,768
Liquid Assets Money Market Fund	266,399	—	266,399
U.S. Government Money Market Fund	482,431	—	482,431
U.S. Treasury Plus Money Market Fund	242,624	—	242,624
Federal Money Market Fund	72,001	—	72,001
100% U.S. Treasury Securities Money Market Fund	126,313	—	126,313
Tax Free Money Market Fund	1,282	204,088	205,370
Municipal Money Market Fund	85	23,815	23,900

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,476,850	$—	$—	$1,476,850
Liquid Assets Money Market Fund	159,423	—	—	159,423
U.S. Government Money Market Fund	216,687	—	—	216,687
U.S. Treasury Plus Money Market Fund	101,587	—	—	101,587
Federal Money Market Fund	80,127	—	—	80,127
100% U.S. Treasury Securities Money Market Fund	123,578	—	—	123,578
Tax Free Money Market Fund	3,689	570	257,810	262,069
Municipal Money Market Fund	31	—	17,681	17,712

The tax character of distributions paid during the 2004 fiscal year were as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains		Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$428,985	$—		$—	$428,985
Liquid Assets Money Market Fund	49,312	—		—	49,312
U.S. Government Money Market Fund	97,633	—		—	97,633
U.S. Treasury Plus Money Market Fund	23,890	—		—	23,890
Federal Money Market Fund	26,314	—		—	26,314
100% U.S. Treasury Securities Money Market Fund	31,840	—	(b)	—	31,840
Tax Free Money Market Fund	17	80		95,737	95,834
Municipal Money Market Fund	1	31		7,643	7,675

128   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$126,478	$(23)	$—
Liquid Assets Money Market Fund	15,056	(2)	—
U.S. Government Money Market Fund	50,919	(2)	—
U.S. Treasury Plus Money Market Fund	26,240	—	—
Federal Money Market Fund	5,153	—	—
100% U.S. Treasury Securities Money Market Fund	13,482	—	—
Tax Free Money Market Fund	—	(3,313)	19,708
Municipal Money Market Fund	—	—	2,581

The cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation, distributions payable, and post October loss deferrals.

As of February 28, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2013	2014	Total
Prime Money Market Fund	$—	$—	$2	$—	$21	$23
Liquid Assets Money Market Fund	—	—	1	1	—	2
U.S. Government Money Market Fund	1	—	—	1	—	2
Tax Free Money Market Fund	—	—	—	—	3,313	3,313

During the period ended February 28, 2006, the Liquid Assets Money Market Fund utilized capital loss carryforwards of $3 (in thousands).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2006, the Funds deferred to March 1, 2006 post October capital losses of (amounts in thousands):

	Capital Losses
Prime Money Market Fund	$—	(b)
Liquid Assets Money Market Fund	—	(b)
Federal Money Market Fund	1
100% U.S. Treasury Securities Money Market Fund	118

(b)	Amount rounds to less than $1,000.

6. Borrowing

The Funds and all other funds within JPM II received from the Securities and Exchange Commission an exemptive order (the “Order”) to establish and operate an Interfund Lending Facility (“Facility”). The Order was granted to JPM II and may be relied on by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(g) of the 1940 Act. The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

As of February 28, 2006, the Funds had outstanding borrowings from the Prime Money Market Fund. During the period ended February 28, 2006, the average loans outstanding were as follows (in thousands):

	Outstanding loans at 2/28/06	Average loans	Average number of days outstanding	Interest earned
Prime Money Market Fund	1,062	$4,797	2	$168

The outstanding borrowings from another fund and average borrowings for the period ended February 28, 2006, were as follows (in thousands):

	Outstanding balance at 2/28/06	Average borrowing	Number of days used	Interest paid
Tax Free Money Market Fund	$—	$152,855	5	$93

As of February 28, 2006, no Funds have outstanding borrowings from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase of sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the One Group Mutual Funds (now known as JPM II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On February 18, 2005, one or more of the JPM I Funds discussed in this report acquired the assets and liabilities of a series of One Group Mutual Funds. As a result of that acquisition of assets and liabilities, the following legal proceedings disclosure relating to One Group Mutual Funds is applicable to any JPM I Fund that acquired assets and liabilities of a series of One Group Mutual Funds.

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation relating to among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former President and chief executive officer of JPM II and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland

130   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of JPM II and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names JPM II as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. JPM I and JPM II will be reimbursed for all costs associated with these matters to ensure that JPM I and JPM II incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the “Target Funds”) into One Group Government Money Market Fund (the “Acquiring Fund”), JPMorgan Treasury Plus Money Market Fund (the “Target Fund”) into One Group U.S. Treasury Securities Money Market Fund (the “Acquiring Fund”), JPMorgan Liquid Assets Money Market Fund (the “Target Fund”) into One Group Prime Money Market Fund (the “Acquiring Fund”), One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund (the “Acquiring Fund”), and One Group Treasury Only Money Market Fund (the “Target Fund”) into JPMorgan 100% U.S. Treasury Securities Fund (the “Acquiring Fund”).

On February 4, 2005, JPMorgan Prime Money Market Fund’s Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund’s Select Class, and the Select Class was closed.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to the value of their holdings in the Target Funds as of the close of business on the date of the reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund’s Capital Class assumed all of the Class I Shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund’s Capital Class assumed all of the Class I Shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Class S merged into the Premier Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition, the One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Administrative Class merged into the Agency Class of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group U.S. Government Securities Money Market Fund
Class I	116,106	$116,103	$1.00
Class A	500,579	500,579	1.00
JPMorgan U.S. Government Money Market Fund
Morgan Class	2,602,203	2,602,083	1.00
Premier Class	718,251	718,244	1.00
Institutional Class	2,277,485	2,277,446	1.00
Agency Class	3,579,738	3,579,682	1.00
Acquiring Fund
One Group Government Money Market Fund
Class I	5,228,081	5,228,081	1.00
Class S	679,751	679,755	1.00
Administrative Class	64,748	64,749	1.00
Post Reorganization
JPMorgan U.S. Government Money Market Fund
Morgan Class	2,602,381	2,602,262	1.00
Premier Class	1,514,108	1,514,102	1.00
Agency Class	3,644,486	3,644,431	1.00
Institutional Class	2,277,485	2,277,446	1.00
Reserve Class	500,400	500,400	1.00
Capital Class	5,228,081	5,228,081	1.00
Target Fund
JPMorgan Treasury Plus Money Market Fund
Morgan Class	647,035	646,969	1.00
Premier Class	1,345,102	1,345,010	1.00
Institutional Class	648,863	648,830	1.00
Agency Class	869,798	869,931	1.00
Reserve Class	229,976	229,956	1.00
Acquiring Fund
One Group U.S. Treasury Securities Money Market Fund
Class I	2,401,439	2,401,406	1.00
Class A	1,714,028	1,714,061	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Post Reorganization
JPMorgan U.S. Treasury Plus Money Market Fund
Morgan Class	647,035	646,969	1.00
Premier Class	1,345,102	1,345,010	1.00
Agency Class	869,798	869,931	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Institutional Class	648,863	648,830	1.00
Reserve Class	1,944,004	1,944,017	1.00
Investor Class	2,401,439	2,401,406	1.00

132   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
JPMorgan Liquid Assets Money Market Fund
Morgan Class	22,164	$22,165	$1.00
Premier Class	56,312	56,312	1.00
Institutional Class	1,999,897	1,999,916	1.00
Agency Class	480,349	480,348	1.00
Acquiring Fund
One Group Prime Money Market Fund
Class I	3,154,348	3,154,396	1.00
Class A	3,969,494	3,969,445	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Post Reorganization
JPMorgan Liquid Assets Money Market Fund
Morgan Class	22,164	22,165	1.00
Premier Class	56,312	56,312	1.00
Agency Class	480,349	480,348	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Reserve Class	3,969,494	3,969,445	1.00
Investor Class	3,154,348	3,154,396	1.00
Capital Class	1,999,897	1,999,916	1.00
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	14,825,395	1.00
Class S	1,171,410	1,171,415	1.00
Administrative	370,943	370,939	1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	7,304,303	7,304,385	1.00
Agency	12,837,707	12,837,817	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	8,475,713	8,475,800	1.00
Agency	13,208,650	13,308,756	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Capital	14,825,420	14,825,395	1.00
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	2,002,704	1.00
Class S	366,115	366,113	1.00
Administrative	134,233	134,217	1.00

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities
Money Market Fund
Morgan	1,954,564	$1,954,402	$1.00
Premier	430,084	430,099	1.00
Agency	738,445	738,603	1.00
Institutional	1,291,477	1,291,493	1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities
Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	796,199	796,212	1.00
Agency	872,678	872,820	1.00
Institutional	1,291,477	1,291,493	1.00
Capital	2,002,826	2,002,704	1.00

134   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund (each a portfolio of JPMorgan Trust I) and JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Director, The Crane Group (2003–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self–employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

136   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   137

OFFICERS
(unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

138   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Prime Money Market Fund
Morgan Class
Actual	$1,000.00	$1,018.00	$2.55	0.51%
Hypothetical	1,000.00	1,022.27	2.56	0.51
Premier
Actual	1,000.00	1,018.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,019.30	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional Class
Actual	1,000.00	1,019.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.10	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Cash Management
Actual	$1,000.00	$1,015.80	$4.80	0.96%
Hypothetical	1,000.00	1,020.03	4.81	0.96
Capital Class
Actual	1,000.00	1,019.80	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

Liquid Assets Money Market
Morgan
Actual	1,000.00	1,017.60	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,018.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,019.30	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.70	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,019.60	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.10	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,018.10	2.55	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Capital
Actual	1,000.00	1,019.80	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,015.50	5.00	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

140   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
U.S. Government Money Market
Morgan
Actual	$1,000.00	$1,017.50	$2.95	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,018.50	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Agency
Actual	1,000.00	1,019.30	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Institutional
Actual	1,000.00	1,019.50	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,017.00	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Capital
Actual	1,000.00	1,019.80	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Service
Actual	1,000.00	1,015.50	5.00	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

U.S. Treasury Plus Money Market
Morgan
Actual	1,000.00	1,016.90	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,017.60	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,018.50	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class B
Actual	1,000.00	1,015.00	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class C
Actual	1,000.00	1,015.00	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Institutional
Actual	1,000.00	1,018.80	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,016.30	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Investor
Actual	1,000.00	1,017.30	2.55	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Federal Money Market
Morgan
Actual	$1,000.00	$1,017.20	$2.95	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,017.90	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,018.90	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,019.20	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,016.70	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

100% U.S. Treasury Securities Money Market
Morgan
Actual	1,000.00	1,015.90	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,016.90	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Agency
Actual	1,000.00	1,017.70	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Institutional
Actual	1,000.00	1,017.90	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,015.40	3.40	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Capital
Actual	1,000.00	1,018.20	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14

142   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During September 1, 2005 to February 28, 2006	Annualized Expense Ratio
Tax Free Money Market
Morgan
Actual	$1,000.00	$1,011.50	$2.94	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.20	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,013.10	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,013.40	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

Municipal Money Market
Morgan
Actual	1,000.00	1,011.70	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.40	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Agency
Actual	1,000.00	1,013.40	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional
Actual	1,000.00	1,013.70	1.00	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,011.20	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Service
Actual	1,000.00	1,009.70	4.98	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
E* Trade
Actual*	1,000.00	1,002.50	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Beginning account value as of January 17, 2006 (commencement of offering of E*Trade Class) and expenses paid during the period from January 17, 2006 through February 28, 2006.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   143

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be sent under separate cover.

For the fiscal year ended February 28, 2006, the Funds designated the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$1,251,262
Liquid Assets Money Market Fund	235,491
U.S. Government Money Market Fund	482,431
U.S. Treasury Plus Money Market Fund	242,624
Federal Money Market Fund	72,001
100% U.S. Treasury Securities Money Market Fund	125,546

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
Tax Free Money Market Fund	99.38%
Municipal Money Market Fund	99.65

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2006:

Income from U.S. Treasury Obligations
Prime Money Market Fund	5.12%
U.S. Government Money Market Fund	43.71
U.S. Treasury Plus Money Market Fund	30.26
Federal Money Market Fund	100.00
100% U.S. Treasury Securities Money Market Fund	100.00

144   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-MMKT-206

ANNUAL REPORT  FEBRUARY 28, 2006

JPMorgan Funds

Money Market Funds
JPMorgan California Municipal Money Market Fund JPMorgan Michigan Municipal Money Market Fund JPMorgan New York Municipal Money Market Fund JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
California Municipal Money Market Fund	2
Michigan Municipal Money Market Fund	3
New York Municipal Money Market Fund	4
Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	47
Trustees	48
Officers	50
Schedule of Shareholder Expenses	51
Tax Letter	53

HIGHLIGHTS

•	Despite negative headlines, corporate profits and the markets ended the period with respectable returns.

•	The bond markets remained lethargic during the last half of 2005.

•	Energy prices, inflation, and interest rate hikes kept many concerned investors out of the market.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 14, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for certain of the JPMorgan Money Market Funds for the period ended February 28, 2006, the Funds’ new fiscal year-end. Inside you’ll find in-depth information on some of our money market funds.

“For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001.”

Equity Markets Forge Ahead

During the last half of 2005 and early in 2006, the U.S. equity market struggled with many economic challenges that ranged from increasing interest rates and higher oil prices, which surpassed $70 a barrel at times, to a devastating hurricane season and political instability globally. While negative headlines concerned investors, corporate profits and the markets ended the period with respectable returns, as the S&P 500 Index returned 8.86%. With the slowest year-over-year increase in nine quarters, the U.S. economy grew 3.5% in all of 2005 compared with 2004.

For 2005, corporate earnings saw an average annual growth of 14% for the full year; and 2006 kicked off with a strong U.S. equity market as the Dow Jones Industrial Average rose above 11,000 for the first time since 2001. While market strength came mostly from growing investor optimism about the economy and lower unemployment figures, there were slight fluctuations due to continued fears of rising oil prices and a softer housing market.

The labor market gained momentum in late 2005 with jobless claims declining steadily. The nation’s unemployment rate finished the year at 4.9% and continued this downward momentum into 2006, as U.S. non-farm payrolls increased by a better-than-expected 243,000 in February.

Flat Bond Markets

The taxable and tax-exempt bond markets remained lethargic during the last half of 2005, with little movement beyond the short end of the yield curve. The flattening yield curve and lack of valuation did little to inspire investors. Concerns about higher energy prices and possible higher inflation, plus the magnitude of the Federal Reserve’s tightening campaign, kept many investors out of the market. In January, the Federal Open Market Committee (FOMC) raised the fed funds rate, for the 14th consecutive time, by 25 basis points (bps) to 4.50%.

Treasuries widened across the curve in January, driven by tepid demand for government debt, stronger-than-expected durable goods orders and uncertainty about the policies of a new Federal Reserve Chairman. A weaker-than-expected productivity report released late in the period added to investor concerns that the Fed would continue to raise the fed funds rate. The U.S. federal deficit reached $119 billion in February, exceeding the year-ago record of $114 billion.

Outlook

The economy has been strong so far in 2006. The risks to our favorable outlook continue to be another strong, unexpected surge in energy prices and a monetary policy miscalculation (in either direction) by the Fed. The Fed is expected to raise the fed funds rate at least two more times, bringing it to 5.00% by the end of the second quarter. These risks increase the likelihood that 2006 will be a choppy year in terms of corporate profits and economic data, which have to prove that they can withstand higher short-term interest rates and the pending housing slowdown.

On behalf of all of us here at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income exempt from federal and California personal income taxes, while preserving capital and maintaining liquidity*.
Primary Investment	California short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets	$115.2 Million
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.1%
2–7 days	77.4
8–30 days	0.9
31–60 days	4.7
61–90 days	5.3
91–180 days	4.4
181+ days	1.2

7-DAY SEC YIELD (1)

Morgan Shares	2.66%
E*Trade Shares	2.20

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.40% and 1.94% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets	$186.4 Million
Average Maturity	21 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	3.7%
2–7 days	81.0
8–30 days	0.2
31–60 days	7.4
61–90 days	0.0
91–180 days	5.0
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	2.66%
Premier Shares	2.80
Reserve Shares	2.54

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.56%, 2.71% and 2.45%, for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income excluded from gross income and exempt from New York State and New York City personal income taxes, while preserving capital and maintaining liquidity*.
Primary Investment	New York short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets	$1,358 Million
Average Maturity	22 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	1.4%
2–7 days	87.3
8–30 days	0.0
31–60 days	0.9
61–90 days	0.0
91–180 days	8.7
181+ days	1.7

7-DAY SEC YIELD (1)

Morgan Shares	2.59%
Reserve Shares	2.48
E*Trade Shares	2.17

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Reserve Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.52%, 2.42% and 2.06% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF FEBRUARY 28, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets	$144.6 Million
Average Maturity	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.5%
2–7 days	75.6
8–30 days	5.0
31–60 days	2.0
61–90 days	2.8
91–180 days	4.9
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	2.62%
Premier Shares	2.77
Reserve Shares	2.51

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.49%, 2.65% and 2.39% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 11.0%
	California — 11.0%
1,400	California Infrastructure Economic Development Bank, Salvation Army Western Territory, Rev., VAR, LOC: Bank of America N.A., 3.40%, 11/13/06	1,400
1,301	Riverside County, Transportation Communications, Series B, Rev., VAR, LOC: Bank of America N.A., 3.20%, 04/03/06	1,301
4,000	San Gabriel Valley Government
	3.23%, 04/03/06	4,000
	State of California
1,000	GO, 3.22%, 03/24/06	1,000
3,000	Series A, Rev., VAR, COP, LOC: Bank of Nova Scotia, KBC Bank, Lloyds Bank, National Australia Bank, Royal Bank of Scotland, Societe Generale, 3.32%, 05/11/06	3,000
1,960	University of California, Series A, 3.12%, 05/01/06	1,960
	Total Commercial Paper (Cost $12,661)	12,661
Daily Demand Notes — 6.0%
	California — 6.0%
	California Housing Finance Agency, Multi-Family Housing
785	Series A, Rev., VAR, AMT, LOC: Helaba, 2.96%, 03/02/06	785
795	Series III-A, Rev., VAR, AMT, LIQ: Landesbank Hessen-Thueringen, 3.08%, 03/02/06	795
350	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VAR, AMT, 3.03%, 03/02/06	350
2,100	California Rural Home Mortgage Finance Authority, Single Family, Series A, Rev., VAR, AMT, 2.96%, 03/02/06	2,100
1,900	Municipal Securities Trust Certificates, Series 2001-136, Class A, Rev., VAR, AMT, FGIC, LIQ: Bear Stearns Capital Markets, 3.02%, 03/02/06 (e)(i)	1,900
1,000	State of California, Series B, Subseries B-6, GO, VAR, LOC: KBC Bank N.V., 2.95%, 03/02/06	1,000
	Total Daily Demand Notes (Cost $6,930)	6,930
Municipal Notes & Bonds — 5.2%
	California — 5.2%
3,000	California School Cash Reserve Program Authority, Series A, Rev., 4.00%, 07/06/06	3,014
2,000	Los Angeles County, Series A, TRAN, Rev., 4.00%, 06/30/06	2,009
1,000	University of California, Series F, Rev., 3.00%, 05/15/06	1,001
	Total Municipal Notes & Bonds (Cost $6,024)	6,024
Weekly Demand Notes — 76.2%
	California — 70.2%
2,000	ABAG Finance Authority for Nonprofit Corps., Amber Court Apartments, Series A, Rev., VAR, 3.16%, 03/01/06	2,000
500	ABAG Finance Authority for Nonprofit Corps., Kteh Foundation, Rev., VAR, LOC: Bank of America N.A., 3.13%, 03/06/06	500
1,500	ABAG Finance Authority for Nonprofit Corps., Point Ioma Nazarene University, Rev., VAR, LOC: Bank of America N.A., 3.23%, 03/06/06	1,500
500	ABAG Finance Authority for Nonprofit Corps., YMCA San Francisco, Series B, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.13%, 03/03/06	500
800	Alameda County, IDA, Scientific Technology Project, Series A, Rev., VAR, AMT, LOC: BNP Paribas, 3.25%, 03/07/06	800
150	California Educational Facilities Authority, Stanford University, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.22%, 03/06/06	150
	California Educational Facilities Authority, University of San Francisco
400	Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	400
1,000	Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/07/06	1,000
900	California Housing Finance Agency, Series D, Rev., VAR, AMT, FSA, 3.20%, 03/03/06	900
1,175	California Housing Finance Agency, Multi-Family Housing, Series III-G, Rev., VAR, AMT, GO OF AGY, 3.23%, 03/03/06	1,175
1,300	California Pollution Control Financing Authority, Colmac Energy Project, Series A, Rev., VAR, AMT, LOC: Landesbank Hessen-Thueringen, 3.19%, 03/01/06	1,300
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.19%, 03/04/06	1,000
	California State Department of Water Resources
1,500	Subseries G-2, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.15%, 03/05/06	1,500
1,000	Subseries G-13, Rev., VAR, FGIC, 3.17%, 03/02/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,000	California State Department of Water Resources, Power Supply, EAGLE, Series 2002-6017, Class A, Rev., VAR., AMBAC, LIQ: Citibank N.A., 3.21%, 03/02/06	1,000
800	California Statewide Communities Development Authority, Series J, Rev., VAR, 3.18%, 03/01/06	800
1,900	California Statewide Communities Development Authority, Cathedral High School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.20%, 03/06/06	1,900
	California Statewide Communities Development Authority, Kaiser Permanente
700	Series A, Rev., VAR, 3.18%, 03/01/06	700
1,000	Series B, Rev., VAR, 3.18%, 03/06/06	1,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 3.22%, 03/07/06	2,000
	Charter Mac Floater Certificate Trust I
2,000	Series CAL-1, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	2,000
1,800	Series CAL-2, Rev., VAR, AMT, MBIA, 3.24%, 03/06/06	1,800
2,399	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.22%, 03/05/06	2,399
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.16%, 03/06/06	2,000
1,000	City of Hesperia, Civic Plaza Financing, COP, VAR, LOC: Bank of America N.A., 3.15%, 03/03/06	1,000
170	City of Pasadena, Rose Bowl Improvements Project, COP, VAR, LOC: Bank of New York, 3.17%, 03/06/06	170
4,900	City of Riverside, Multi-Family, Series MT-186, Rev., VAR, LIQ: Freddie Mac, 3.22%, 06/01/06	4,900
985	City of San Jose, Airport, Series ROC-II-R-2004, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.21%, 03/04/06	985
3,925	City of Santa Rosa, Series PZ-43, Rev., VAR, AMBAC, 3.28%, 03/02/06	3,925
3,944	Federal Home Loan Mortgage Corp., Multi-Family Certificates, Series M001, Class A, FRN, AMT, 3.28%, 03/07/06	3,944
720	Foothill-Eastern Transportation Corridor Agency, Toll Road, Series PZ-92, Rev., VAR, FSA-CR, LIQ: Merrill Lynch Capital Services, 3.24%, 03/05/06	720
1,000	Golden State Tobacco Securitization Corp., Series Z-5, Rev., TOCS, FSA, LIQ: Goldman Sachs, 3.24%, 06/01/06	1,000
550	Hayward Housing Authority, Multi-Family Barrington Hill S.A., Series A, Rev., VAR, LIQ: FNMA, 3.17%, 03/07/06	550
715	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/07/06	715
2,970	Kern Water Bank Authority, Series A, VAR, Rev., LOC: Wells Fargo Bank N.A, 3.11%, 03/06/06	2,970
1,000	Los Angeles Convention & Exhibit Center Authority, Lease, Series D, Rev.,VAR, AMBAC, 3.20%, 03/05/06	1,000
1,659	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series II-C, Rev., VAR, FNMA COLL, 3.16%, 03/03/06	1,659
2,000	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 4.50%, 03/07/06	2,000
500	Los Angeles Department of Water & Power, Sub Series A-4, VAR, Rev., LIQ: National Australia Bank, 3.15%, 03/06/06	500
2,000	Municipal Securities Trust Certificates, Series 9042, Class A, GO, MBIA, LOC: Bear Stearns Capital Markets, 3.19%, 03/07/06 (e)(i)	2,000
475	Orange County Housing Authority, Multi-Family Apartments, Lantern Pines Project, Rev., VAR, LIQ: FNMA, 3.20%, 03/05/06	475
1,000	Orange County Sanitation District, Series 1032, COP, VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.19%, 03/06/06	1,000
1,370	Riverside County, IDA, Merrick Engineering, Inc., Rev., VAR, AMT, LOC: Wells Fargo Bank N.A, 3.21%, 03/07/06	1,370
1,500	Sacramento City Financing Authority, TOCS, Series Z-3, Rev., VAR, FGIC, LIQ: Goldman Sachs, 3.24%, 06/01/06	1,500
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VAR, LOC: FHLB, 3.19%, 03/02/06	3,020
1,000	San Francisco City & County Airports Commission, International Airport, Municipal Securities Trust Receipts, Series SGA-50, VAR, MBIA, 3.22%, 03/04/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,000	San Mateo County Board of Education, Series A, COP, VAR, 3.17%, 04/01/06	1,000
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 3.15%, 03/05/06	400
	State of California
3,000	Series PA-1311, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.23%, 03/02/06	3,000
1,500	Series RR-II-R-2185, GO, VAR, AMBAC, LIQ: Citigroup Global Markets, 3.21%, 03/02/06	1,500
1,990	Series RR-II-R-7504, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.21%, 03/01/06	1,990
1,050	Series SG-85, GO, VAR, FGIC-TCRS, LIQ: Societe Generale, 3.21%, 03/04/06	1,050
3,110	State of California, Merlots, Series C26, GO, VAR, FSA-CR, 3.22%, 03/05/06	3,110
	State of California, Municipal Securities Trust Receipts
300	Series SGA-40, GO, VAR, FGIC, 3.19%, 03/05/06	300
1,500	Series SGA 54, GO, VAR, AMBAC, 3.19%, 03/07/06	1,500
300	Series SGA-55, GO, VAR, FGIC, 3.19%, 03/07/06	300
1,000	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.22%, 03/05/06	1,000
		80,877
	Puerto Rico — 6.0%
500	Puerto Rico Highway & Transportation Authority, Macon Trust, Series 2006-M, Rev., VAR, FGIC, LOC: Bank of America N.A., 3.18%, 07/01/06	500
1,500	Puerto Rico Highway & Transportation Authority, Merlots, Series A20, Rev., TRAN, FGIC, LOC: Wachovia Bank N.A., 3.20%, 03/05/06	1,500
2,400	Puerto Rico Municipal Finance Agency, Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Credit Local, 3.17%, 08/01/06	2,400
1,150	Puerto Rico Public Building Authority, TOCS, Series 1, SO, VAR, LIQ: Bank of New York, 3.20%, 03/05/06	1,150
1,300	TICS/TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 3.21%, 03/07/06	1,300
		6,850
	Total Weekly Demand Notes (Cost $87,727)	87,727
	Total Investments — 98.4% (Cost $113,342*)	113,342
	Other Assets in Excess of Liabilities — 1.6%	1,894
	NET ASSETS — 100.0%	$115,236

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 5.8%
	Michigan — 5.8%
400	Michigan State Building Authority, LOC: 70% BNY / 30% State Street Bank, 3.08%, 03/23/06	400
	Michigan State Housing Development Authority, Multi-Family
3,500	Series A, GTY: Landesbank Hessen Thueringen, 3.10%, 04/03/06	3,500
5,000	Series A, GTY: Landesbank Hessen Thueringen, 3.15%, 04/05/06	5,000
1,900	Series A, GTY: Landesbank Hessen Thueringen, 3.20%, 06/07/06	1,900
	Total Commercial Paper (Cost $10,800)	10,800
Daily Demand Notes — 3.6%
	Michigan — 3.6%
	Michigan State Hospital Authority, Trinity Health Credit
2,700	Series 2002-B, Rev., VAR, INS, CIFG, LIQ: Bank of Nova Scotia, 3.01%, 03/01/06	2,700
300	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.02%, 03/01/06	300
1,300	Series F, Rev., VAR, LIQ: Bank of America N.A., 3.01%, 03/01/06	1,300
1,200	Michigan State Housing Development Authority, Jackson Project, Rev., VAR, LOC: FHLB, 3.10%, 03/01/06	1,200
1,300	University of Michigan, Hospital, Series 92A, Rev., VAR, 2.95%, 03/01/06	1,300
	Total Daily Demand Notes (Cost $6,800)	6,800
Municipal Notes & Bonds — 9.5%
	Michigan — 8.4%
5,295	City of Detroit, RAN, GO, 4.00%, 04/03/06	5,301
4,000	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, 3.00%, 03/08/06	4,000
1,350	Muskegon Heights Public Schools, Student Aid Notes, 3.50%, 07/21/06	1,353
5,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	5,035
		15,689
	Puerto Rico — 1.1%
2,000	Commonwealth of Puerto Rico, TRAN, Rev., LOC: Bank of Nova Scotia, Citibank, BNP Paribas, Dexia, Fortis Bank, Royal Bank of Canada, State Street, 4.50%, 07/28/06	2,010
	Total Municipal Notes & Bonds (Cost $17,699)	17,699
Weekly Demand Notes — 80.6%
	Michigan — 79.5%
3,000	ABN AMRO Munitops Certificate Trust, Grand Rapids Public Schools, Series 2004-44, GO, VAR, INS: MBIA, 3.21%, 03/05/06 (e)	3,000
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VAR, INS: AMBAC, 3.28%, 03/03/06 (e)	2,495
1,053	City of Detroit, EDC, Waterfront Reclamation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.19%, 03/07/06	1,053
3,255	City of Detroit, Water Supply System, Series PT-2587, Rev., VAR, INS: FGIC, 3.21%, 03/03/06 (e)	3,255
3,050	City of Kalamazoo, EDC, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/06/06	3,050
1,000	City of Kalamazoo, EDC, WBC Properties, Ltd. Project, Rev., VAR, LOC: Old Kent Bank, 3.27%, 03/04/06	1,000
1,330	Comstock Park Public Schools, Series ROCS-RR-II-R 2178, GO, VAR, INS: FSA Q-SBLF, LIQ: Citigroup Global Markets, 3.22%, 03/05/06 (e)	1,330
5,475	Dearborn School District P-FLOATS-PT-2641, GO, VAR, FSA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06 (e)	5,475
2,820	Delta County, EDC, Series PT-2317, Rev., VAR, 3.36%, 03/03/06 (e)	2,820
1,775	Detroit City School District, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.21%, 03/04/06 (e)	1,775
6,090	Detroit City School District, Merlots, Series B-01, GO, VAR, INS: FGIC Q-SBLF, 3.23%, 03/04/06 (e)	6,090
	Detroit Sewer Disposal System, Merlots
4,625	Series 2001-A112, Rev., VAR, INS: MBIA, LIQ: First Union National Bank, 3.23%, 03/07/06 (e)	4,625
2,240	Series B41, Rev., INS: FSA, 3.23%, 03/02/06 (e)	2,240
4,450	East Lansing School District, Series PT-2609, GO, VAR, MBIA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.18%, 03/07/06 (e)	4,450
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, INS: FSA Q-SBLF, LIQ: U.S. Bank N.A., 3.21%, 05/01/06 (e)	2,000
1,900	Grand Rapids, EDC, Limited Obligation, Cornerstone University, Rev., VAR, LOC: National City Bank, 3.22%, 03/04/06	1,900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VAR, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	2,555
1,880	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, INS: FGIC, Q-SBLF, 3.07%, 03/07/06 (e)	1,880

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,000	Michigan Higher Education Facilities Authority, Limited Obligation, Hope College, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.21%, 03/06/06	1,000
7,400	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, 3.24%, 03/04/06	7,400
3,105	Michigan Municipal Bond Authority, Series 397, Rev., VAR LIQ: Merrill Lynch Capital Services, 3.21%, 03/05/06 (e) (m)	3,105
3,480	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.22%, 03/06/06 (e)	3,480
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.21%, 03/06/06 (e)	2,000
800	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.18%, 03/07/06	800
1,115	Michigan State Housing Development Authority, Series A, Rev., VAR, AMT, INS: MBIA LIQ: Landesbank Hesen, 3.22%, 03/02/06	1,115
3,780	Michigan State Housing Development Authority, Multi-Family Housing, Weston, Series B, Rev., VAR, LOC: National City Bank, 3.32%, 03/06/06	3,780
2,000	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, AMT, LOC: Bank of New York, 3.20%, 03/05/06	2,000
2,980	Michigan Strategic Fund, Series ROCS-RR-II-R 332, Rev., VAR, INS: XLCA-ICR, LIQ: Citibank N.A., 3.23%, 03/07/06 (e)	2,980
3,220	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/07/06	3,220
1,490	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,490
1,000	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/07/06 (e)	1,000
1,655	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VAR, AMT, LOC: Firstar Bank, 3.35%, 03/02/06 (e)	1,655
595	Michigan Strategic Fund, Dennenlease LC Project, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/06/06	595
2,180	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.35%, 03/01/06 (e)	2,180
225	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VAR, AMT, LOC: First of America Bank, 3.31%, 03/03/06	225
2,000	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, LOC: ABN Amro, 3.27%, 03/02/06	2,000
2,900	Michigan Strategic Fund, Mans Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/03/06	2,900
2,085	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 3.35%, 03/02/06	2,085
1,530	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	1,530
600	Michigan Strategic Fund, Pinnacle Molded Plastics, Rev., VAR, AMT, LOC: ABN Amro, 3.31%, 03/05/06	600
1,440	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,440
2,200	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/03/06 (e)	2,200
2,100	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VAR, AMT, LOC: Firstar Bank, 3.35%, 03/02/06 (e)	2,100
3,145	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VAR, AMT, LOC: Sovereign Bank, 3.21%, 03/01/06	3,145
3,740	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VAR, LOC: Standard Federal Bank, 3.30%, 03/02/06 (e)	3,740
5,490	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VAR, AMT, LOC: Barclays Bank New York, 3.25%, 03/01/06	5,490
1,600	Michigan Strategic Fund, Steketee Van Huis Project, Rev., VAR, LOC: Fifth Third Bank, 3.35%, 03/03/06 (e)	1,600
815	Michigan Strategic Fund, TIM Properties LLC Project, Rev., VAR, LOC: Huntington National Bank, 3.30%, 03/02/06	815
1,230	Oakland County, EDC, North America, Inc. Project, Rev., VAR, LOC: Comerica Bank, 3.35%, 03/07/06 (e)	1,230

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,900	Oakland County, EDC, V&M Corp. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.31%, 03/06/06	2,900
	State of Michigan
130	Series D, Rev., GAN, VAR, INS: FSA, 3.18%, 03/01/06	130
2,695	Series PT-2754, Rev., VAR., FSA, LIQ: Dexia Credit Local, 3.21%, 03/07/06 (e)	2,695
4,975	State of Michigan, Solid Waste Disposal Trust, Rev., VAR, AMT, LOC: Lehman Brothers, 3.36%, 06/01/06 (e)	4,975
2,500	State of Michigan, Trust Receipts, Rev., VAR, LOC: Lehman Brothers, 3.26%, 09/29/06	2,500
	Wayne Charter County, Detroit Metropolitian County
300	Series A, Rev., VAR, AMT, INS: FGIC, 3.24%, 03/04/06	300
2,520	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Helaba, 3.24%, 03/05/06	2,520
2,530	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.24%, 03/07/06	2,530
1,000	Series B, Rev., VAR, INS: FSA, LOC: Bayerische Landesbank, 3.18%, 03/05/06	1,000
	Wayne County Airport Authority
2,500	Series MT-115, Rev., VAR, INS: MBIA, LIQ: Svenska Handelsbanken, 3.26%, 03/02/06	2,500
2,625	Series SG-122, Rev., VAR, INS: MBIA, LIQ: Societe Generale, 3.21%, 03/07/06	2,625
3,525	Wyoming, Ace-Hi Displays, Inc. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.30%, 03/02/06	3,525
		148,093
	Puerto Rico — 1.1%
1,250	Puerto Rico Electric Power Authority, Rev., VAR, INS: FSA, LIQ: Citibank N.A., 3.21%, 03/03/06	1,250
850	Puerto Rico Public Building Authority, TOCS, Series 1, SO, VAR, LIQ: Bank of New York, 3.20%, 03/05/06	850
		2,100
	Total Weekly Demand Notes (Cost $150,193)	150,193
	Total Investments — 99.5% (Cost $185,492*)	185,492
	Other Assets in Excess of Liabilities — 0.5%	918
	NET ASSETS — 100.0%	$186,410

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — 1.4%
	New York — 1.4%
1,100	Jay Street Development Corp., Series A-2, Rev., VAR, LOC: Depfa Bank plc, 2.92%, 03/01/06	1,100
100	Metropolitan Transportation Authority, Sub-Series G-2, Rev., VAR, LOC: BNP Paribas, 2.91%, 03/01/06	100
200	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.02%, 03/01/06 (e)	200
	New York City
200	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 2.98%, 03/01/06	200
3,500	Sub Series A-5, GO, VAR, LOC: KBC Bank N.V., 2.92%, 03/01/06	3,500
900	Sub Series A-6, GO, VAR, FSA, 2.98%, 03/01/06	900
600	Sub Series B-4, GO, VAR, MBIA, 2.92%, 03/01/06	600
700	Sub Series B-5, GO, MBIA, 2.92%, 03/01/06	700
200	Sub Series E-3, GO, VAR, LOC: Westdeutsche Landesbank, 2.93%, 03/01/06	200
250	Sub Series H-1, GO, VAR, LOC: Bank of New York, 2.98%, 03/01/06	250
2,100	Sub Series H-1, GO, VAR, LOC: Dexia Credit Local, 2.96%, 03/01/06	2,100
800	Sub Series H-2, GO, VAR, MBIA, 2.92%, 03/01/06	800
950	Sub Series H-3, GO, VAR, FSA, 2.93%, 03/01/06	950
	New York City Municipal Water Finance Authority
900	Series A, Rev., VAR, FGIC, 2.98%, 03/01/06	900
800	Series C, Rev., VAR, FGIC, 2.92%, 03/01/06	800
1,000	Series C, Rev., VAR, 2.94%, 03/01/06	1,000
600	Sub-Series F-2, Rev, VAR, 2.94%, 03/01/06	600
100	New York City Transitional Finance Authority, Sub Series 2-A, Rev., VAR, LIQ: Dexia Credit Local, 2.98%, 03/01/06	100
	New York City Transitional Finance Authority, Future Tax Secured
300	Series C-4, Rev., VAR, 2.94%, 03/01/06	300
300	Series C-5, Rev., VAR, 2.94%, 03/01/06	300
250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3-H, Rev., VAR, 2.94%, 03/01/06	250
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.02%, 03/01/06	1,055
150	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.02%, 03/01/06	150
910	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.01%, 03/01/06	910
1,100	New York State Environmental Facilities Corp., General Electric Co., Series A, Rev., VAR, 2.99%, 03/01/06	1,100
	Total Daily Demand Notes (Cost $19,065)	19,065
Municipal Notes & Bonds — 17.4%
	New York — 17.4%
5,500	Albany City School District, Series C, BAN, GO, 3.75%, 06/30/06	5,514
3,700	Ardsley Union Free School District, GO, TRAN, 3.75%, 06/29/06	3,711
12,495	Bank of New York Municipal Certificates Trust, Rev., VAR, 3.13%, 04/25/06	12,495
4,000	Board of Cooperative Educational Services, First Supervisory District, Suffolk County, RAN, 3.50%, 06/29/06	4,008
	Board of Cooperative Educational Services, Second Supervisory, District Westchester County
1,900	RAN, 3.50%, 06/30/06	1,904
7,000	RAN, 4.00%, 06/30/06	7,017
	Board of Cooperative Educational Services, Sole Supervisory District, Oswego County
2,000	RAN, 4.00%, 06/29/06	2,006
13,000	RAN, 4.25%, 12/29/06	13,085
	Long Island Power Authority, Electric Systems
2,695	Series PT-386, Rev., VAR, 3.21%, 03/03/06	2,695
8,780	Series SG-125, Rev., VAR, 3.21%, 03/01/06	8,780
10,000	Nassau County, Series A, TAN, 4.50%, 10/31/06	10,085
	New York Power Authority
46,780	GO, VAR, LIQ: Dexia Credit Local, 2.80%, 03/01/06	46,780
2,670	New York State Dormitory Authority, Series PA-419, Rev., VAR, 3.21%, 03/06/06	2,670
14,970	New York State Dormitory Authority, Merlots, Series A-09, Rev., VAR, AMBAC, 2.78%, 06/28/06	14,970
8,355	New York State Housing Finance Agency, Series PA-423, Rev., VAR, 3.21%, 03/05/06	8,355

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
4,995	Niagara Falls Bridge Commission, Series PA-530, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.21%, 03/03/06	4,995
5,000	North Syracuse Central School District, GO, 3.25%, 06/23/06	5,007
2,800	Oceanside Union Free School District, TAN, GO, 4.00%, 06/22/06	2,805
3,200	Oswego City School District, Series A, TAN, GO, 3.75%, 06/30/06	3,209
5,000	Plainview Old Bethpage Central School District, TAN, GO, 4.00%, 06/30/06	5,019
9,000	Roosevelt Union Free School District, RAN, 4.00%, 06/29/06	9,026
9,000	Schuyler-Chemung-Tioga Cooperative Educational Services, Sole Supervisory District, RAN, 4.25%, 06/30/06	9,028
5,000	Sherrill City School District, BAN, GO, 3.63%, 07/20/06	5,015
	Steuben-Allegany Counties Board Cooperative Educational Services, Sole Supervisory District
8,200	RAN, GO, 3.50%, 06/30/06	8,216
10,300	RAN, Rev., 4.00%, 06/30/06	10,322
15,000	Tompkins-Seneca-Tioga Board of Cooperative Educational Services, RAN, GO, 4.00%, 06/30/06	15,031
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., VAR, 3.23%, 03/04/06	4,995
3,000	Waverly Central School District, GO, 3.63%, 06/30/06	3,008
6,829	West Genesee Central School District, GO, 3.75%, 07/14/06	6,853
	Total Municipal Notes & Bonds (Cost $236,604)	236,604
Weekly Demand Notes — 79.8%
	New York — 79.8%
	ABN AMRO Munitops Certificate Trust
12,000	Series 1999-13, VAR, FGIC-TCRS, 3.19%, 03/01/06	12,000
8,985	Series 2004-33, Rev., VAR, AMBAC, 3.21%, 03/04/06	8,985
10,000	Series 2005-60, Rev., VAR, FSA, 3.21%, 03/05/06	10,000
385	Albany, IDA, Newkirk Productions, Inc., Project, Series A, Rev.,VAR, LOC: Bank of America N.A., 3.25%, 03/05/06	385
700	Babylon, IDA, Edwin Berger/Lambro Industries, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/01/06	700
	Dutchess Country, IDA, Civic Facilities, Marist College
6,600	Series A, Rev., VAR, LOC: Bank of New York, 3.18%, 03/06/06	6,600
1,500	Series A, Rev., VAR, LOC: Bank of New York, 3.18%, 03/07/06	1,500
12,915	Series A, Rev., VAR, LOC: Keybank N.A., 3.18%, 03/03/06	12,915
	Eagle Tax-Exempt Trust, Weekly Options Mode
12,085	Series 94-3203, Class A, LIQ: Citibank N.A., 3.22%, 03/03/06	12,085
8,805	Series 94-3205, Class A, LIQ: Citibank N.A., 3.22%, 03/03/06	8,805
	Eagle Tax-Exempt Trust, Weekly Partner Certificate
5,990	Series 94-3203, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/03/06	5,990
3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 3.22%, 03/01/06	3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.22%, 03/03/06	4,000
8,135	Series A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/01/06 (e)	8,135
14,210	Solar Eclipse Funding Trust, Series 2005-0002, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.18%, 03/07/06 (e)	14,210
	Erie County Water Authority
7,700	Series A, Rev., VAR, AMBAC, 3.13%, 03/07/06	7,700
1,400	Series B, Rev., VAR, AMBAC, 3.13%, 03/07/06	1,400
2,600	Franklin County, IDA, Civic Facilities, Trudeau Institute, Inc. Project, Rev., VAR, LOC: Fleet National Bank, 3.17%, 03/07/06	2,600
3,240	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 3.17%, 03/06/06	3,240
900	Guilderland IDA, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 3.17%, 03/06/06	900
	Long Island Power Authority, Electric Systems
300	Series D, Rev., VAR, FSA, 3.17%, 03/06/06	300
3,500	Series G, Rev., VAR, FSA, 3.14%, 03/06/06	3,500
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/06/06	4,360
4,010	Series PA-1051, Rev., VAR, FSA, 3.21%, 03/05/06	4,010

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Metropolitan Transportation Authority
7,000	Series A-1, Rev., VAR, XLCA, 3.19%, 03/03/06	7,000
14,895	Series B-16, Rev., VAR, 3.22%, 03/06/06	14,895
6,090	Series D-2, Rev., VAR, FSA, 3.13%, 03/06/06	6,090
2,700	Series E-1, Rev., VAR, LOC: Fortis Bank S.A., 3.14%, 03/02/06	2,700
5,405	Series PA-105, Rev., VAR, 3.21%, 03/01/06	5,405
3,295	Series PA-1042R, Rev., VAR, MBIA, 3.21%, 03/01/06	3,295
5,955	Series PT-1547, Rev., VAR, FGIC, 3.21%, 03/03/06	5,955
7,615	Series PT-2290, Rev., VAR, FSA, 3.21%, 03/06/06	7,615
10,645	Sub Series A-1, GO, VAR, CIFG, 3.13%, 03/06/06	10,645
990	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.12%, 03/07/06	990
	Metropolitan Transportation Authority, EAGLE
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	3,300
5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	5,000
	Metropolitan Transportation Authority, Service Contract
6,300	Series G-1, Rev., VAR, AMBAC, 3.12%, 03/06/06	6,300
1,700	Series G-2, Rev., VAR, AMBAC, 3.12%, 03/06/06	1,700
9,435	Monroe County, IDA, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 3.19%, 03/07/06	9,435
	Municipal Securities Trust Certificates
10,000	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06 (e)	10,000
6,320	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06 (e)	6,320
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.20%, 03/02/06	9,995
11,810	Series 2002-203, Class A, FSA-CR, GO, LIQ: Bear Stearns Capital Markets, 3.20%, 03/01/06	11,810
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.18%, 03/01/06	9,995
1,820	Nassau County Interim Finance Authority, Series PA-901, Rev., VAR, AMBAC, 3.21%, 03/02/06	1,820
5,795	Nassau County Interim Finance Authority, Sales & Tax Secured, Series A, Rev., VAR., FSA, 3.14%, 03/02/06	5,795
	Nassau Health Care Corp.
19,700	Sub Series 2004-C1, Rev., VAR, FSA, 3.13%, 03/06/06	19,700
2,200	Sub Series 2004-C3, Rev., VAR, FSA, 3.17%, 03/06/06	2,200
	New York City
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 3.18%, 03/04/06	3,000
6,400	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.16%, 03/04/06	6,400
6,900	Sub Series A-2, Rev., VAR, LOC: Bank of American N.A., 3.14%, 03/03/06	6,900
4,150	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.16%, 03/03/06	4,150
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/03/06	5,400
10,500	Sub-Series A-5, GO, VAR, LOC: HSBC Bank USA, 3.19%, 03/03/06	10,500
2,700	Sub Series A-6, GO, VAR, LOC: Helaba, 3.16%, 03/01/06	2,700
5,950	Sub Series A-6, GO, VAR, LOC: Landesbank Baden Wurrtm, 3.13%, 03/03/06	5,950
1,200	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.16%, 03/06/06	1,200
9,550	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.14%, 03/06/06	9,550
1,700	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.15%, 03/06/06	1,700
6,000	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.14%, 03/06/06	6,000
8,900	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.15%, 03/02/06	8,900
9,000	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.12%, 03/02/06	9,000
3400	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/05/06	3,400
2,800	Sub Series H-6, GO, VAR, MBIA, 3.13%, 03/06/06	2,800
15,400	New York City Housing Development Corp., Progress of Peoples Development, Series A, VAR, LIQ: FNMA, 3.23%, 03/06/06	15,400
	New York City Housing Development Corp.
2,000	Series A, Rev., VAR, AMT, LOC: Bank of New York, 3.23%, 03/01/06	2,000
6,900	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/05/06	6,900

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
7,000	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	7,000
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VAR, FNMA, AGMT, 3.20%, 03/02/06	3,400
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, AMT, LIQ: FNMA, 3.20%, 03/02/06	200
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA AGMT, 3.16%, 03/06/06	5,700
2,750	New York City Housing Development Corp., Chelsea Arms Housing, Series A, Rev, VAR, LIQ: FNMA, 3.21%, 03/04/06	2,750
200	New York City Housing Development Corp., Multi-Family Rental Housing, Lyric Development, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.20%, 03/02/06	200
11,605	New York City Housing Development Corp., Mortgage Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/06/06	11,605
1,900	New York City Housing Development Corp., Multi-Family Housing, 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.20%, 03/07/06	1,900
1,800	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VAR, LOC: Fleet National Bank, 3.20%, 03/01/06	1,800
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA AGMT, 3.16%, 03/06/06	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA AGMT, 3.21%, 03/04/06	300
5,300	New York City Housing Development Corp., Ogden Ave Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/02/06	5,300
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, Rev., VAR, AMT, FNMA AGMT, 3.20%, 03/04/06	3,300
2,400	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VAR, LOC: FNMA, 3.21%, 03/01/06	2,400
9,900	New York City Housing Development Corp., White Plains Apartment, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/02/06	9,900
2,800	New York City, IDA, Ahava Food Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	2,800
3,200	New York City, IDA, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	3,200
2,000	New York City, IDA, Civic Facilities, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.22%, 03/02/06	2,000
13,230	New York City, IDA, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	13,230
4,550	New York City, IDA, Civic Facilities, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 3.18%, 03/07/06	4,550
3,110	New York City, IDA, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	3,110
12,200	New York City, IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.18%, 03/06/06	12,200
580	New York City, IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.20%, 03/03/06	580
900	New York City, IDA, American Society Technion Project, Rev., VAR, LIQ: Allies Irish Bank plc, 3.13%, 03/01/06	900
8,800	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/07/06	8,800
	New York City Municipal Water Finance Authority, Water & Sewer Systems, Municipal Securities Trust Receipts
5,900	Sub Series C-2, Rev., VAR, 3.18%, 03/06/06	5,900
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 3.21%, 03/07/06	8,410
6,495	Series PA-900, Rev., VAR, 3.23%, 03/04/06	6,495
10,975	Series ROCS-RR-II-R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.22%, 03/02/06	10,975
6,700	Sub Series F-1, Rev., VAR, 3.10%, 03/02/06	6,700
	New York City Municipal Water Finance Authority, Municipal Securities Trust Receipts
2,390	Series SGB-25, Rev., VAR., MBIA, LIQ: Societe Generale, 3.22%, 03/06/06	2,390
2,900	Series PA-1076, Rev., VAR, 3.23%, 03/05/06	2,900

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,100	Series PA-1085, Rev., VAR, FGIC, 3.21%, 03/05/06	5,100
4,900	New York City Transit Authority, Triborough Bridge & Tunnel, Series PMD-10, COP, VAR, AMBAC, 3.21%, 03/06/06	4,900
	New York City Transitional Finance Authority
1,700	Series L-21, Rev., VAR, 3.20%, 03/04/06	1,700
4,930	Series, RR-II-R-4052, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/05/06	4,930
2,985	Sub-Series 2-E, Rev., VAR, 3.12%, 03/03/06	2,985
600	New York City Transitional Finance Authority, Future Tax Secured Series A-2, Rev., VAR, 3.16%, 03/04/06	600
7,890	New York City Transitional Finance Authority, Merlots, Series A-40, Rev., VAR, MBIA-IBC, 3.22%, 03/03/06	7,890
	New York City Transitional Finance Authority, Recovery
2,900	Sub Series 3-C, Rev., VAR, 3.12%, 03/02/06	2,900
5,000	Sub Series 3-D, Rev., VAR, 3.12%, 03/02/06	5,000
2,450	New York City Transitional Finance Authority, Stars Certificate, Series 2003-7, Rev., VAR, LIQ: BNP Paribas, 3.21%, 03/05/06	2,450
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.20%, 03/04/06	2,300
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 3.12%, 03/01/06	1,900
9,490	New York City, Merlots, Series A-36, GO, VAR, AMBAC-TCRS BNY, 2.70%, 06/01/06	9,490
	New York City, Municipal Securities Trust Receipts
1,300	Series SG-109, GO, VAR, AMBAC, LIQ: Societe Generale, 3.21%, 03/06/06	1,300
1,000	Series SGA-51, VAR., AMBAC, 3.20%, 03/07/06	1,000
265	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.18%, 03/02/06	265
	New York Local Government Assistance Corp.
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.10%, 03/01/06	1,250
4,500	Series D, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	4,500
2,350	Series F, Rev., VAR, LOC: Societe Generale, 3.12%, 03/07/06	2,350
7,200	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.10%, 03/07/06	7,200
1,195	Series SG-99, Rev., VAR, AMBAC, 3.21%, 03/01/06	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 3.21%, 03/01/06	120
	New York Local Government Assistance Corp., Sub Lien
3,700	Series A-5V, FSA, GO, 3.10%, 03/07/06	3,700
5,550	Series A-6V, Rev., VAR, FSA, 3.10%, 03/06/06	5,550
	New York Mortgage Agency, Homeowner Mortgage
1,500	Series 122, Rev., VAR, AMT, 3.21%, 03/03/06	1,500
	New York State Dormitory Authority
3,829	Series 1143, Rev., VAR, AMBAC, LOC: Morgan Stanley Municipal Funding, 3.20%, 03/03/06	3,829
11,253	Series 1155, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	11,253
10,000	Series MT-040, Rev., VAR, FHA, LOC: Landesbank Hessen-Thueringen, 2.80%, 03/07/06	10,000
4,415	Series PA-409, Rev., VAR, AMBAC, FHA, 3.21%, 03/06/06	4,415
3,545	Series PA-449, Rev., VAR, FSA, 3.21%, 03/03/06	3,545
670	Series PA-541, Rev., VAR, AMBAC, FHA, 3.21%, 03/05/06	670
800	Series PA-784-R, Rev., VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.21%, 03/02/06	800
5,745	Series PT-1447, Rev., VAR, MBIA, 3.21%, 03/07/06	5,745
4,135	Series PT-1621, Rev., VAR, MBIA, 3.21%, 03/07/06	4,135
3,560	New York State Dormitory Authority, Beverwyck, Inc., Rev., VAR, LOC: Fleet National Bank, 3.17%, 03/01/06	3,560
6,000	New York State Dormitory Authority, EAGLE, Series 720050001, Class A, Rev.,VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/02/06	6,000
	New York State Dormitory Authority, Mental Health Services
1,600	Sub Series D-2-C, Rev., VAR, MBIA, 3.15%, 03/03/06	1,600
3,855	Sub Series D-2-D, Rev., VAR, AMBAC, 3.15%, 03/03/06	3,855
3,400	Sub Series D-2-E, Rev., VAR, 3.13%, 03/03/06	3,400
4,000	Sub Series D-2-G, Rev, VAR, 3.13%, 03/03/06	4,000
5,000	Sub Series D-2-H, Rev., VAR, 3.13%, 03/03/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 3.20%, 03/06/06	4,000
420	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.16%, 03/07/06	420
	New York State Energy Research & Development Authority
5,100	Series C-1, Rev., VAR, LOC: Citibank N.A., 3.19%, 03/01/06	5,100
575	Series C-2, Rev., VAR, LOC: Citibank N.A., 3.23%, 03/01/06	575
1,600	New York State Energy Resources & Development Authority, PCR Consolidated Edison Co., Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.13%, 03/04/06	1,600
4,865	New York State Housing Finance Agency, Series PA-805, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/07/06	4,865
1,150	New York State Housing Finance Agency, 101 West End, Series 883, Rev., VAR, LIQ: FNMA, 3.20%, 03/03/06	1,150
12,500	New York State Environmental Facilities Corp., Series 918, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.20%, 03/07/06	12,500
8,600	New York State Housing Finance Agency, 101 West End, Rev., VAR, FNMA, 3.20%, 03/03/06	8,600
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/06/06	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street, Rev., VAR, 3.20%, 03/03/06	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Bank of America N.A., 3.25%, 03/01/06	4,000
10,400	New York State Housing Finance Agency, 345 East 94th Street, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/05/06	10,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street, Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.20%, 03/02/06	6,800
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/02/06	5,000
1,500	New York State Housing Finance Agency, Avalon Chrystie Place-I, Series A, Rev., VAR, LOC: Bank of America N.A., 3.20%, 03/06/06	1,500
4,400	New York State Housing Finance Agency, Bennington Hills, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	4,400
900	New York State Housing Finance Agency, Helena, Series A, AMT, Rev., VAR, LOC: Bank of America N.A., 3.21%, 03/06/06	900
8,100	New York State Housing Finance Agency, East 84th Street, Series A, Rev.,VAR, LIQ: FNMA, 3.21%, 03/06/06	8,100
2,500	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, LIQ: FNMA, 3.21%, 03/01/06	2,500
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, LIQ: FHLMC, 3.20%, 03/07/06	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.18%, 03/03/06	3,400
9,800	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, 3.18%, 03/07/06	9,800
	New York State Housing Finance Agency, Service Contract
1,100	Series 1999, Rev., VAR, AGMT, LIQ: FNMA, 3.21%, 03/01/06	1,100
1,400	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.16%, 03/04/06	1,400
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.16%, 03/04/06	850
6,300	Series E, Rev., VAR, LOC: BNP Paribas, 3.16%, 03/02/06	6,300
10,500	New York State Housing Finance Agency, Talleyrand Crescent Rev., VAR, FNMA, 3.22%, 03/02/06	10,500
	New York State Housing Finance Agency, Theater Row
3,500	Rev., VAR, FHLMC, 3.21%, 03/01/06	3,500
5,000	Series A, Rev., VAR, FHLMC, 3.21%, 03/06/06	5,000
5,200	New York State Housing Finance Agency, Union Square South, Rev., VAR, FNMA, 3.21%, 03/01/06	5,200
5,000	New York State Housing Finance Agency, Victory, Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.21%, 03/06/06	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
3,000	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/04/06	3,000
	New York State Housing Finance Agency, West 33rd Street
900	Series A, Rev., VAR, FNMA, 3.20%, 03/01/06	900
7,700	Series A, Rev., VAR, FNMA, 3.20%, 03/07/06	7,700
	New York State Housing Finance Agency, West 38th Street
9,600	Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	9,600
4,500	Series A, Rev., VAR, LIQ: FNMA, 3.20%, 03/02/06	4,500
	New York State Thruway Authority, EAGLE
13,100	Series SG-121, Rev., VAR, LIQ: Societe Generale, 3.23%, 03/02/06	13,100
2,500	Series 720050079, Class A, FGIC, FSA, LIQ: Citibank N.A., 3.22%, 04/01/06	2,500
2,000	Series 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.22%, 03/03/06	2,000
	New York State Thruway Authority, Municipal Securities Trust Receipts
1,685	Series SGA-66, Rev., VAR, 3.20%, 03/03/06	1,685
2,500	Series SGA-150, GO, LIQ: Societe Generale, 3.20%, 03/03/06	2,500
4,080	New York State Urban Development Corp., Series PT-1669, Rev., VAR, FGIC, 3.21%, 03/04/06	4,080
4,700	New York State Urban Development Corp., State Facilities & Equipment, Sub-Series A-3-B, Rev., VAR, CIFG, 3.13%, 03/04/06	4,700
2,925	Oneida County, IDA, Rev., VAR, LOC: NBT Bank N.A., 3.33%, 03/02/06	2,925
6,820	Oneida County, IDA, Champion Home, Rev., VAR, LOC: Credit Suisse, 3.20%, 03/02/06	6,820
4,820	Onondaga County, IDA, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 3.22%, 03/07/06	4,820
	Onondaga County, IDA, Solvay Paperboard Project
7,700	Rev., VAR, LOC: Citibank N.A., 3.28%, 03/01/06	7,700
22,500	Series A, Rev., VAR, LOC: Citibank N.A., 3.28%, 03/01/06	22,500
3,400	Ontario County, IDA, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 3.15%, 03/01/06	3,400
4,500	Port Authority of New York & New Jersey, Series PA-1205, Rev., VAR, CIFG-TCRS, 3.23%, 03/06/06	4,500
985	Port Jervis IDA, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 3.28%, 03/07/06	985
6,350	Poughkeepsie, IDA, Senior Living Facility Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/07/06	6,350
1,375	Rockland County, IDA, X Products Corp. Project, Rev., VAR, LOC: Bank of New York, 3.23%, 03/04/06	1,375
1,130	Rockland County, IDA, Shock Tech, Inc. Project, Rev., VAR, LOC: Bank of New York, 3.33%, 03/03/06	1,130
5,000	Seneca County, IDA, Seneca Meadows, Inc. Project, Rev., VAR, LOC: Bank of America N.A., 3.22%, 03/07/06	5,000
3,235	Suffolk County, IDA, Civic Facilities, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 3.18%, 03/02/06	3,235
	Suffolk County Water Authority
600	Rev., VAR, BAN, 3.16%, 03/01/06	600
4,500	Rev., VAR, BAN, 3.16%, 03/04/06	4,500
	Tobacco Settlement Financing Authority
7,495	Seires 2003, Rev., VAR, 3.27%, 03/07/06	7,495
10,360	Series RR-II-R-1066, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.23%, 03/07/06	10,360
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs, 3.27%, 03/01/06	10,000
	Triborough Bridge & Tunnel Authority
15,000	Sub Series B-3, Rev., VAR, 3.16%, 03/06/06	15,000
4,040	Series B, Rev., VAR, GO, 3.17%, 03/02/06	4,040
7,675	Series PA-1080, Rev., VAR, 3.23%, 03/02/06	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 3.21%, 03/06/06	360
1,535	SO, Series B, Rev., VAR, FSA, 3.16%, 03/06/06	1,535
2,195	SO, Series D, Rev., VAR, FSA, 3.15%, 03/01/06	2,195
700	Sub Series 4, Rev., VAR, 3.18%, 03/06/06	700
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.22%, 03/04/06	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 3.15%, 03/07/06	4,200

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,235	Ulster County, IDA, IDR, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnaisse, 3.22%, 03/06/06	4,235
4,490	Westchester County, IDA, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 3.18%, 03/04/06	4,490
500	Westchester County, IDA, IDR, Levister Redevelopment Co., LLC, Series A, Rev., VAR, LOC: Bank of New York, 3.21%, 03/01/06	500
2,630	Westchester County, IDA, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 3.15%, 03/02/06	2,630
	Total Weekly Demand Notes (Cost $1,083,987)	1,083,987
	Total Investments — 98.6% (Cost $1,339,656*)	1,339,656
	Other Assets in Excess of Liabilities — 1.4%	18,652
	NET ASSETS — 100.0%	$1,358,308

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 7.4%
	Ohio — 7.4%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.11%, 05/03/06	4,000
	Ohio State University
1,875	3.08%, 04/03/06	1,875
900	3.09%, 04/03/06	900
4,000	3.12%, 03/09/06	4,000
	Total Commercial Paper (Cost $10,775)	10,775
Daily Demand Notes — 6.4%
	Ohio — 6.4%
1,085	Ohio Air Quality Development Authority, PCR, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.00%, 03/01/06	1,085
1,140	Ohio State Water Development Authority, Ohio Edison Co. Project, Series B, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.04%, 03/01/06	1,140
100	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	100
4,400	State of Ohio, Higher Education Facilities, Case Western Reserve, Series A, Rev., VAR, LIQ: Landesbank Hessen Thueringen, 2.95%, 03/01/06	4,400
1,420	State of Ohio, PCR, Solid Waste, BP Exploration & Oil Project, Series 1998-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	1,420
280	State of Ohio, Solid Waste, BP Products North America, Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.04%, 03/01/06	280
850	Trumbull County, Lutheran Valley Health Care, Shepherd, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.05%, 03/01/06	850
	Total Daily Demand Notes (Cost $9,275)	9,275
Municipal Notes & Bonds — 10.0%
	Ohio — 7.9%
3,837	City of Lakewood, BAN, GO, 3.50%, 06/15/06	3,845
2,500	City of Mayfield Heights, BAN, 4.00%, 01/25/07	2,514
	University of Cincinnati
2,000	BAN, 4.50%, 01/25/07	2,021
3,000	BAN, Series C, Rev., 4.00%, 03/28/06	3,003
		11,383
	Puerto Rico — 2.1%
3,000	Commonwealth of Puerto Rico, TRAN, Rev., LOC: Bank of Nova Scotia, Citibank, BNP Paribas, Dexia, Fortis Bank, Royal Bank of Canada, State Street, 4.50%, 07/28/06	3,015
	Total Municipal Notes & Bonds (Cost $14,398)	14,398
Weekly Demand Notes — 73.8%
	Ohio — 68.0%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4, Rev., VAR, FSA, LOC: ABN Amro Bank N.V., 3.22%, 03/07/06 (e)	2,000
5,000	ABN AMRO Munitops Certificate Trust, Southwestern School District, Series 2001-7, Rev., VAR, INS, AMBAC, 3.22%, 03/03/06 (e) (m)	5,000
5,275	City of Lyndhurst, EDR, Hawken Schools, Series 2002, Rev., VAR, LOC: National City Bank, 3.23%, 03/02/06	5,275
3,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.20%, 03/07/06	3,000
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VAR, LOC: Wachovia Bank N.A., 3.20%, 03/02/06	2,000
	Cleveland Airport System
1,695	Series 1997-D, Rev., VAR, AMT, LOC: Westdeutsche Landesbank, 3.24%, 03/02/06	1,695
2,000	Series PT-799, Rev., VAR, AMT, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.26%, 03/07/06 (e)	2,000
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Foundation Project, Rev., VAR, LOC: Fifth Third Bank, 3.21%, 03/02/06	1,500
2,100	Cuyahoga County, Gilmore Academy Project, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06 (e)	2,100
1,760	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN Amro Bank N.V., 3.21%, 03/03/06	1,760
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities, Series E, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/06/06	1,375
2,400	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VAR, LOC: Fifth Third Bank, 3.26%, 03/04/06	2,400

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,905	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.22%, 03/03/06 (e)	3,905
990	Franklin County, Health Care Facilities, Friendship Village Dublin, Series A, Rev., VAR, LOC: ABN Amro Bank N.V., 3.20%, 03/03/06	990
770	Franklin County, Health Care Facilities, Presbyterian, Series 2002-B, Rev., VAR, LOC: National City Bank, 3.21%, 03/01/06	770
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.28%, 03/06/06	5,550
1,000	Franklin County, Ohio Childrens Hospital, Series 2005-A, Rev., VAR, INS: FGIC, LIQ: National City Bank, 3.20%, 03/06/06	1,000
1,500	Hamilton County, Hospital Facilities, Children’s Hospital Medical Center, Series 1997-A, Rev., VAR, LOC: PNC Bank Ohio N.A., 3.18%, 03/06/06 (m)	1,500
2,360	Hamilton County, Hospital Facilities, Health Care Alliance, Series 1997-F, Rev., VAR, INS: MBIA, 3.19%, 03/01/06	2,360
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.35%, 03/06/06 (e)	1,040
1,540	Kent State University, General Receipts, Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.20%, 03/07/06	1,540
5,440	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.28%, 03/06/06	5,440
1,385	Lake County, Pressure Technology, Inc., Series 2002, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.35%, 03/06/06	1,385
350	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/06/06	350
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VAR, AMT, LOC: FHLB, 3.26%, 03/07/06	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VAR, INS: FGIC, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/05/06 (e)	4,000
	Ohio Housing Finance Agency, Residential Mortgage Backed
2,500	Series B, Rev., AMT, INS: GNMA/FNMA/FHLMC, LIQ: FHLB, 3.25%, 09/01/06	2,500
2,000	Series F, Rev., AMT, LIQ: FHLB, VAR, 3.18%, 03/01/06	2,000
	Ohio Housing Finance Agency, Merlots
1,520	Series A3, Rev., VAR, AMT, LIQ: Wachovia Bank N.A., 3.28%, 03/05/06 (e)	1,520
1,710	Series A78, Rev., VAR, AMT, INS: GNMA COLL, LIQ: Wachovia Bank N.A., 3.28%, 03/03/06 (e)	1,710
2,480	Ohio State Building Authority, Series PT 2937, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.21%, 03/04/06 (e)	2,480
	Ohio State Higher Educational Authority, John Carroll
1,570	Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/01/06	1,570
2,350	Series B, Rev., VAR, LOC: Allied Irish Bank plc, 3.21%, 03/03/06	2,350
	Ohio State Water Development Authority, First Energy Project
2,000	Series 2005-A, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.15%, 03/01/06	2,000
4,000	Series 2005-B, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.20%, 03/07/06	4,000
	Ohio State Water Development Authority, Pure Water
2,575	Series 1118, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.21%, 03/02/06 (e)	2,575
1,700	Series B, Rev., VAR, INS: MBIA, LIQ: State Street Bank & Trust Co., 3.20%, 03/06/06	1,700
	Student Loan Funding Corp., Cincinnati Student Loan
3,660	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.26%, 03/07/06 (e)	3,660
2,970	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.26%, 03/07/06 (e)	2,970
867	Warren County Health Care Facilities, Otterbein Homes Project, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.22%, 03/07/06	867
1,870	Warren County, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.20%, 03/03/06 (e)	1,870
		98,360
	Puerto Rico — 5.8%
650	Commonwealth of Puerto Rico, Public Buildings Authority, Series PA-577, Rev., VAR, INS: AMBAC, LIQ: Merill Lynch Capital Services, 3.17%, 03/04/06	650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico — Continued
2,040	Commonwealth of Puerto Rico, Public Improvement, Series PA-642, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/04/06	2,040
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., 3.18%, 07/01/06	1,415
	Puerto Rico Municipal Finance Agency
3,600	Series PA-609, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.17%, 03/07/06	3,600
600	Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Public Finance Bank, 3.17%, 08/01/06	600
		8,305
	Total Weekly Demand Notes (Cost $106,665)	106,665
	Total Investments — 97.6% (Cost $141,113*)	141,113
	Other Assets in Excess of Liabilities — 2.4%	3,470
	NET ASSETS — 100.0%	$144,583

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 28, 2006 (continued)

ABBREVIATIONS:

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

AGMT	—	Agreement

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax Paper

BAN	—	Bond Anticipation Notes

BNY	—	Bank of New York

CIFG	—	Assurance North America, Inc.

COP	—	Certificates of Participation

EAGLE	—	Earnings of accrual generated on local tax-exempt securities

EDC	—	Economic Development Corporation

EDR	—	Economic Development Revenue

FGIC	—	Financial Guaranty Insurance Co.

FGIC-TCRS	—	FGIC Transferable Custodial Receipts

FHA	—	Federal Housing Authority

FHLB	—	Federal Home Loan Bank

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

FNMA COLL	—	FNMA Collateral

FRN	—	Floating Rate

FSA	—	Financial Security Assurance

FSA-CR	—	FSA Custodial Receipts

GAN	—	Grant Anticipation Note

GNMA	—	Government National Mortgage Association

GNMA COLL	—	Government National Mortgage Association Collateral

GO	—	General Obligation Bond

GO OF AGY	—	General Obligation of Agency

GTY	—	Guaranty

IDA	—	Industrial Development Authority

IDR	—	Industrial Development Revenue

INS	—	Insurance

LIQ	—	Liquidity Agreement

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

MBIA-IBC	—	MBIA Insured Bond Certificates

PCR	—	Pollution Control Revenue

Q-SBLF	—	Qualified School Board Loan Fund

RADIAN	—	Radian Asset Assurance

RAN	—	Revenue Anticipation Note

Rev.	—	Revenue Bond

SO	—	Special Obligation

TAN	—	Tax Anticipation Note

TCRS	—	Transferable Custodial Receipts

TOCS	—	Tender Options Certificates

TRAN	—	Tax & Revenue Anticipation Note

VAR	—	Variable. The interest rate shown is the rate in effect at February 28, 2006.

XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts

*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 28, 2006
(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$113,342	$185,492	$1,339,656	$141,113
Cash	47	11	14	10
Receivables:
Investment securities sold	1,350	—	30,378	2,810
Fund shares sold	10	—	15	37
Interest and dividends	670	1,216	7,595	789
Prepaid expenses and other assets	—	2	—	1
Total assets	115,419	186,721	1,377,658	144,760

LIABILITIES:
Payables:
Dividends	64	199	463	81
Investment securities purchased	—	—	18,000	—
Accrued liabilities:
Investment advisory fees	7	11	83	9
Administration fees	6	8	50	5
Shareholder servicing fees	3	33	314	25
Distribution fees	31	6	152	18
Custodian and accounting fees	2	3	9	5
Trustees’ fees — deferred compensation plan	2	1	50	—	(b)
Other	68	50	229	34
Total liabilities	183	311	19,350	177
Net Assets	$115,236	$186,410	$1,358,308	$144,583

NET ASSETS:
Paid in capital	$115,256	$186,409	$1,357,645	$144,540
Accumulated undistributed (distributions in excess of) net investment income	(20)	1	688	43
Accumulated net realized gains (losses)	—	—	(25)	—
Total Net Assets	$115,236	$186,410	$1,358,308	$144,583
Net Assets:
Morgan	$45,020	$31,580	$1,097,957	$26,537
Premier	—	135,695	—	38,765
Reserve	—	19,135	178,032	79,281
E*Trade	70,216	—	82,319	—
Total	$115,236	$186,410	$1,358,308	$144,583
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	45,055	31,580	1,097,435	26,537
Premier	—	135,690	—	38,741
Reserve	—	19,148	177,995	79,237
E*Trade	70,216	—	82,318	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$113,342	$185,492	$1,339,656	$141,113

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   25

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)		Year Ended 8/31/2005	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Period Ended 2/28/2006 (b)		Year Ended 6/30/2005
INVESTMENT INCOME:
Interest income	$2,381		$4,173	$3,555	$3,448	$21,575	$32,293	$2,374		$2,158
Dividend income	—		—	—	—	—	—	—		1
Dividend income from affiliates (c)	—		—	—	—	—	256	—		—
Total investment income	2,381		4,173	3,555	3,448	21,575	32,549	2,374		2,159

EXPENSES:
Investment advisory fees	67		182	102	476	602	1,462	68		257
Administration fees	69		190	107	253	624	1,525	71		156
Distribution fees:
Morgan	77		205	8	4	662	1,477	4		1
Reserve	—		—	66	126	209	420	134		169
E*Trade	37		—	—	—	46	—	—		—
Shareholder servicing fees:
Morgan	271		717	28	14	2,315	5,169	15		2
Premier	—		—	280	138	—	—	82		47
Reserve	—		—	78	46	251	497	160		76
E*Trade	19		—	—	—	23	—	—		—
Custodian and accounting fees	9		13	12	11	26	67	12		9
Interest expense	—		— (d)	1	— (d)	— (d)	6	—	(d)	—
Professional fees	40		49	37	8	52	84	41		10
Trustees’ fees	1		3	3	2	11	20	2		2
Printing and mailing costs	1		3	8	46	15	28	4		18
Registration and filing fees	2		38	22	35	—	—	10		21
Transfer agent fees	6		34	11	4	118	290	16		5
Other	3		9	5	7	17	63	6		5
Total expenses	602		1,443	768	1,170	4,971	11,108	625		778
Less amounts waived	(114)		(316)	(115)	(169)	(400)	(1,239)	(102)		(70)
Less earnings credits	—	(d)	(1)	— (d)	(1)	(5)	(9)	—	(d)	(1)
Less reimbursement for legal matters	—		—	(1)	(1)	—	—	—	(d)	(1)
Net expenses	488		1,126	652	999	4,566	9,860	523		706
Net Investment Income (Loss)	1,893		3,047	2,903	2,449	17,009	22,689	1,851		1,453

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5		19	1	—	11	99	12		15
Change in net assets resulting from operations	$1,898		$3,066	$2,904	$2,449	$17,020	$22,788	$1,863		$1,468

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,893	$3,047	$802	$2,903	$2,449	$545
Net realized gain (loss)	5	19	5	1	—	1
Change in net assets resulting from operations	1,898	3,066	807	2,904	2,449	546

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(1,762)	(3,047)	(802)	(184)	(73)	—
Premier
From net investment income	—	—	—	(2,179)	(1,819)	(358)
Reserve
From net investment income	—	—	—	(540)	(557)	(188)
E*Trade
From net investment income	(131)	—	—	—	—	—
Total distributions to shareholders	(1,893)	(3,047)	(802)	(2,903)	(2,449)	(546)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(101,935)	62,821	5,174	(4,397)	24,639	24,545

NET ASSETS:
Change in net assets	(101,930)	62,840	5,179	(4,396)	24,639	24,545
Beginning of period	217,166	154,326	149,147	190,806	166,167	141,622
End of period	$115,236	$217,166	$154,326	$186,410	$190,806	$166,167
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(44)	$(49)	$1	$—	$(1)

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,009	$22,689	$8,188	$1,851	$1,453	$500
Net realized gain (loss)	11	99	396	12	15	16
Change in net assets resulting from operations	17,020	22,788	8,584	1,863	1,468	516

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(15,023)	(20,747)	(7,711)	(99)	(11)	—
Premier
From net investment income	—	—	—	(635)	(651)	(299)
Reserve
From net investment income	(1,828)	(1,942)	(477)	(1,117)	(791)	(203)
E*Trade
From net investment income	(160)	—	—	—	—	—
Total distributions to shareholders	(17,011)	(22,689)	(8,188)	(1,851)	(1,453)	(502)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(284,988)	(51,469)	(143,137)	15,470	22,147	(46,743)

NET ASSETS:
Change in net assets	(284,979)	(51,370)	(142,741)	15,482	22,162	(46,729)
Beginning of period	1,643,287	1,694,657	1,837,398	129,101	106,939	153,668
End of period	$1,358,308	$1,643,287	$1,694,657	$144,583	$129,101	$106,939
Accumulated undistributed (distributions in excess of) net investment income	$688	$690	$158	$43	$31	$16

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$240,048	$1,069,545	$533,074	$46,029	$17,341	$—
Dividends reinvested	209	509	162	183	72	—
Cost of shares redeemed	(412,408)	(1,007,233)	(528,062)	(22,435)	(9,610)	—
Change in net assets from Morgan capital transactions	$(172,151)	$62,821	$5,174	$23,777	$7,803	$—
Premier
Proceeds from shares issued	$—	$—	$—	$193,875	$247,130	$183,383
Dividends reinvested	—	—	—	655	685	1
Cost of shares redeemed	—	—	—	(200,530)	(218,874)	(134,778)
Change in net assets from Premier capital transactions	$—	$—	$—	$(6,000)	$28,941	$48,606
Reserve
Proceeds from shares issued	$—	$—	$—	$157,668	$248,669	$185,002
Dividends reinvested	—	—	—	528	551	196
Cost of shares redeemed	—	—	—	(180,370)	(261,325)	(209,260)
Change in net assets from Reserve capital transactions	$—	$—	$—	$(22,174)	$(12,105)	$(24,062)
E*Trade
Proceeds from shares issued	$71,639	—	—	$—	—	—
Dividends reinvested	131	—	—	—	—	—
Cost of shares redeemed	(1,554)	—	—	—	—	—
Change in net assets from E*Trade capital transactions	$70,216	$—	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	240,048	1,069,544	533,074	46,029	17,341	—
Reinvested	209	509	162	183	72	—
Redeemed	(412,408)	(1,007,233)	(528,062)	(22,435)	(9,610)	—
Change in Morgan Shares	(172,151)	62,820	5,174	23,777	7,803	—
Premier
Issued	—	—	—	193,876	247,130	183,383
Reinvested	—	—	—	654	685	1
Redeemed	—	—	—	(200,530)	(218,874)	(134,778)
Change in Premier Shares	—	—	—	(6,000)	28,941	48,606
Reserve
Issued	—	—	—	157,668	248,669	185,002
Reinvested	—	—	—	528	551	196
Redeemed	—	—	—	(180,370)	(261,325)	(209,260)
Change in Reserve Shares	—	—	—	(22,174)	(12,105)	(24,062)
E*Trade
Issued	71,639	—	—	—	—	—
Reinvested	131	—	—	—	—	—
Redeemed	(1,554)	—	—	—	—	—
Change in E*Trade Shares	70,216	—	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Year Ended 8/31/2004	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005	Year Ended 6/30/2004
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,689,556	$10,063,474	$8,660,663	$50,948	$2,887	$—
Dividends reinvested	9,692	12,478	5,180	99	11	—
Cost of shares redeemed	(5,087,041)	(10,130,574)	(8,788,513)	(26,401)	(1,007)	—
Change in net assets from Morgan capital transactions	$(387,793)	$(54,622)	$(122,670)	$24,646	$1,891	$—
Premier
Proceeds from shares issued	$—	$—	$—	$72,566	$118,573	$83,085
Dividends reinvested	—	—	—	2	2	4
Cost of shares redeemed	—	—	—	(78,276)	(121,080)	(109,884)
Change in net assets from Premier capital transactions	$—	$—	$—	$(5,708)	$(2,505)	$(26,795)
Reserve
Proceeds from shares issued	$1,686,409	$718,769	$369,428	$246,224	$283,001	$232,956
Dividends reinvested	1,691	1,914	474	1,106	796	209
Cost of shares redeemed	(1,667,613)	(717,530)	(390,369)	(250,798)	(261,036)	(253,113)
Change in net assets from Reserve capital transactions	$20,487	$3,153	$(20,467)	$(3,468)	$22,761	$(19,948)
E*Trade
Proceeds from shares issued	$88,070	$—	$—	$—	$—	$—
Dividends reinvested	160	—	—	—	—	—
Cost of shares redeemed	(5,912)	—	—	—	—	—
Change in net assets from E*Trade capital transactions	$82,318	$—	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	4,689,556	10,063,475	8,660,663	50,948	2,887	—
Reinvested	9,692	12,478	5,180	99	11	—
Redeemed	(5,087,041)	(10,130,575)	(8,788,514)	(26,401)	(1,007)	—
Change in Morgan Shares	(387,793)	(54,622)	(122,671)	24,646	1,891	—
Premier
Issued	—	—	—	72,566	118,572	83,085
Reinvested	—	—	—	2	2	4
Redeemed	—	—	—	(78,276)	(121,080)	(109,884)
Change in Premier Shares	—	—	—	(5,708)	(2,506)	(26,795)
Reserve
Issued	1,686,409	718,769	369,429	246,224	283,001	232,956
Reinvested	1,691	1,914	475	1,106	796	209
Redeemed	(1,667,614)	(717,530)	(390,369)	(250,798)	(261,036)	(253,113)
Change in Reserve Shares	20,486	3,153	(20,465)	(3,468)	22,761	(19,948)
E*Trade
Issued	88,070	—	—	—	—	—
Reinvested	160	—	—	—	—	—
Redeemed	(5,912)	—	—	—	—	—
Change in E*Trade Shares	82,318	—	—	—	—	—

(a)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Michigan Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	1.16%	$45,020	0.55%	2.28%	0.68%
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76
1.00	2.70	82,755	0.55	2.68	0.83

1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69
1.00	2.98	2,438,730	0.59	2.88	0.71

1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (c)	$1.00	$0.02	$—	(d)	$0.02	$(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

Ohio Municipal Money Market Fund
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.57%	$135,695	0.45%	2.34%	0.54%
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55
1.00	3.44	100,673	0.45	3.40	0.53

1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50
1.00	3.42	100,004	0.46	3.33	0.49

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

New York Municipal Money Market Fund
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund (c)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed as Reserve.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Amount is less than $0.01.

(g)	Due to the size of the net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.40%	$19,135	0.70%	2.06%	0.79%
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80
1.00	3.18	125,294	0.70	3.05	0.78

1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90
1.00	2.77	1	0.90	2.57	1560.21	(g)

1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75
1.00	3.16	59,583	0.71	3.05	0.74

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
AS OF FEBRUARY 28, 2006 (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)

New York Municipal Money Market Fund
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	Effective February 28, 2006, the Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Per share operating performance		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	0.25%	$70,216	1.00%	2.10%	1.24%

1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declaration of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

Prior to February 19, 2005, the California Municipal Money Market Fund and New York Municipal Money Market Fund were separate series of J.P. Morgan Mutual Fund Trust. Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were separate series of One Group Mutual Funds, an open-end investment company established as a Massachusetts business trust. Effective after the close of business on February 18, 2005, California Municipal Money Market Fund and New York Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM I and Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were reorganized and redomiciled as separate series of JPM II.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Classes Offered
California Municipal Money Market Fund	Morgan and E*Trade
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve

E*Trade Shares commenced operations on January 17, 2006 for the California Municipal Money Market Fund and New York Municipal Money Market Fund.

Effective February 28, 2006, the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund have changed their fiscal year ends from June 30th to the last day of February, and the California Municipal Money Market Fund and New York Municipal Money Market Fund have changed their fiscal year ends from August 31st to the last day of February.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities of the Funds as of February 28, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
California Municipal Money Market Fund	$3,900	3.4%

40   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
California Municipal Money Market Fund	$—	$24	$(24)
Michigan Municipal Money Market Fund	—	1	(1)
New York Municipal Money Market Fund	—	—	—
Ohio Municipal Money Market Fund	—	12	(12)

The reclassifications for the Funds relate primarily to distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. and JPMorgan Investment Advisors Inc. (the “Advisors”), act as the investment advisors to the Funds. J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMorgan Investment Advisors Inc. is an indirect wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fees are accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to February 19, 2005, the fee was accrued daily and paid monthly at an annual rate equal to 0.10% of the average daily net assets for California Municipal Money Market Fund and New York Municipal Money Market Fund. Prior to February 19, 2005, the fees for Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund were 0.35% and 0.30% of the average daily net assets of each Fund, respectively.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administration fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of such fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

The amount of these waivers/reimbursements from the money market funds for the periods ended are as follows (amounts in thousands):

	New York Municipal Money Market
	Period ended 2/28/06	Year ended 8/31/05
Includes reimbursements of investment advisory and administration fees	$—	$26

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, effective February 19, 2005, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Administrator to the Funds in JPM I subject to the same fee agreements as above.

Prior to February 19, 2005, the Administrator received a fee for services provided to the Funds in JPM II at an annual rate of 0.20% of the first $1.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.18% of the next $0.5 billion of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds); 0.16% of JPM II average daily net assets (excluding the Investor Funds and Institutional Money Market Funds) over $2 billion.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”) began serving as the Funds’ sub-administrator. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. (“BISYS”) served as the Funds’ sub-administrator. For its services as sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Distribution Fees
	Morgan	Reserve		E*Trade
California Municipal Money Market Fund	0.10%	n/a	%	0.60%
Michigan Municipal Money Market Fund	0.10	0.25		n/a
New York Municipal Money Market Fund	0.10	0.25	*	0.60
Ohio Municipal Money Market Fund	0.10	0.25		n/a

*	Prior to February 19, 2005, the annual rate was 0.30%.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of the BISYS Group, Inc., served as the exclusive underwriter for the Funds in JPM I.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, effective February 19, 2005, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class
	Morgan	Premier		Reserve		E*Trade
California Municipal Money Market Fund	0.35%	n/a	%	n/a	%	0.30%
Michigan Municipal Money Market Fund	0.35	0.30		0.30		n/a
New York Municipal Money Market Fund	0.35	n/a		0.30	*	0.30
Ohio Municipal Money Market Fund	0.35	0.30		0.30		n/a

*	Prior to February 19, 2005, the fee was 0.35%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

42   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Prior to February 19, 2005, JPMCB served as the Funds’ Shareholder Servicing Agent for the Funds in JPM I. JPMCB was subject to the fee rates disclosed in the previous table.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Prior to February 19, 2005, the Administrator was responsible for providing fund accounting services under the Management and Administration Agreement. Fund accounting services were also transitioned to JPMCB from the prior service provider on December 6, 2004, but those services were still being paid for by the Funds under such Management and Administration Agreement with the Administrator. Effective February 19, 2005, fund accounting fees are charged as an additional direct fee to the Funds.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class
	Morgan	Premier		Reserve		E*Trade
California Municipal Money Market Fund	0.55%	n/a	%	n/a	%	1.00%
Michigan Municipal Money Market Fund	0.59	0.45		0.70		n/a
New York Municipal Money Market Fund	0.59	n/a		0.70		1.00
Ohio Municipal Money Market Fund	0.59	0.45		0.70		n/a

The contractual expense limitation agreements were in effect for the period ended February 28, 2006. The expense limitation percentages in the table above are in place until at least December 31, 2006 except for E* Trade Shares which are in place until at least January 31, 2007.

For the period ended February 28, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$13	$56	$45	$114
Michigan Municipal Money Market Fund	14	101	—	115
New York Municipal Money Market Fund	119	131	150	400
Ohio Municipal Money Market Fund	26	76	—	102

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended February 28, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

4. Class Specific Expenses

The Funds’ Transfer Agent fees for the 2005 fiscal period were as follows (amounts in thousands):

Transfer Agent*
California Municipal Money Market Fund
Morgan	$21
New York Municipal Money Market Fund
Morgan	$177
Reserve	9
$186

*	Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2006 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$4	$1	$1,888	$1,893
Michigan Municipal Money Market Fund	9	—	2,894	2,903
New York Municipal Money Market Fund	—	—	17,011	17,011
Ohio Municipal Money Market Fund	17	—	1,834	1,851

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$6	$—	$3,041	$3,047
Michigan Municipal Money Market Fund	4	—	2,445	2,449
New York Municipal Money Market Fund	432	104	22,153	22,689
Ohio Municipal Money Market Fund	23	—	1,430	1,453

The tax character of distributions paid during the 2004 fiscal year was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$—	$—	$802	$802
Michigan Municipal Money Market Fund	2	—	544	546
New York Municipal Money Market Fund	389	29	7,770	8,188
Ohio Municipal Money Market Fund	—	16	486	502

At February 28, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
California Municipal Money Market Fund	$—	$—	$46
Michigan Municipal Money Market Fund	—	—	205
New York Municipal Money Market Fund	—	(24)	1,201
Ohio Municipal Money Market Fund	—	—	128

44   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

For the Funds, the cumulative timing differences primarily consist of deferred compensation and distributions payable.

As of February 28, 2006, the New York Municipal Money Market Fund had net capital loss carryforwards of $24 expiring in 2014, which are available to offset future realized gains (in thousands).

During the fiscal year ended February 28, 2006, Michigan Money Market utilized capital loss carryovers of less than a thousand dollars.

6. Borrowing

The Funds and all other funds within JPM II received from the Securities and Exchange Commission an exemptive order (the “Order”) to establish and operate an Interfund Lending Facility (“Facility”). The Order was granted to JPM II and may be relied on by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(g) of the 1940 Act. The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of February 28, 2006 and during the period ended February 28, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in the One Group Mutual Funds (now known as JPM II). Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On February 18, 2005, one or more of the JPM I Funds discussed in this report acquired the assets and liabilities of a series of One Group Mutual Funds. As a result of that acquisition of assets and liabilities, the following legal proceedings disclosure relating to One Group Mutual Funds is applicable to any JPM I Fund that acquired assets and liabilities of a series of One Group Mutual Funds.

On June 29, 2004, the Advisor entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, the Advisor consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, the Advisor agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004. In addition, the Advisor has agreed to undertakings and has commenced implementation relating to among other things,

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 28, 2006 (continued)

(i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Mark A. Beeson, the former President and chief executive officer of JPM II and a former senior managing director of the Advisor, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of JPM II and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-adviser to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and the Advisor, and certain current and former Trustees. The putative class action lawsuit also names JPM II as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

On April 11, 2005, the West Virginia Attorney General filed a lawsuit against the Advisor, among others, in West Virginia state court. The complaint focuses on conduct characterized as market timing and primarily alleges violations of West Virginia state laws prohibiting unfair trade practices. This lawsuit has been conditionally transferred to the same Maryland court referred to above. Factual allegations in the West Virginia lawsuit are essentially the same as those in the NYAG agreement.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint against other defendants are to be dismissed. On March 1, 2006, the district court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The above lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. JPM I and JPM II will be reimbursed for all costs associated with these matters to ensure that JPM I and JPM II incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

46   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (each a portfolio of JPMorgan Trust I) and JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (each a portfolio of JPMorgan Trust II, hereafter collectively referred to as the “Funds”) at February 28, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   47

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-480-4111 or on the Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business supplier) (2000–2001); Vice President & Treasurer of Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	123	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern States Bankcard (1971–1988).	123	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122*	Director, Cardinal Health, Inc (CAH) (1994–present); Director, The Crane Group (2003–present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	123
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000– present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	123	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122*	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122*	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	123	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

48   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122*	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer of Lumelite Corporation (1985–2002).	123	Trustee, Morgan Stanley Funds (198 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.
Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).
		122*	Director, AMS Group (2001–present); Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	123	None.
Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989–1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990–1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990–1998).	123
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (123 funds).

*	This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   49

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004–2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

50   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2005, and continued to hold your shares at the end of the reporting period, February 28, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006**	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,011.60	$2.74	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
E*Trade
Actual*	1,000.00	1,002.50	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,011.60	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,011.10	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
February 28, 2006

	Beginning Account Value, September 1, 2005	Ending Account Value, February 28, 2006	Expenses Paid During Period September 1, 2005 to February 28, 2006**	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,011.40	$2.94	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
E*Trade
Actual*	1,000.00	1,002.40	1.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,011.50	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,012.20	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Reserve
Actual	1,000.00	1,010.90	3.49	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Beginning account value as of January 17, 2006 (commencement of offering of E*Trade Shares) and expenses paid during the period from January 17, 2006 through February 28, 2006.

**	Expense are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by [181]/365 (to reflect the one-half year period).

52   JPMORGAN MONEY MARKET FUNDS        FEBRUARY 28, 2006

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be sent under separate cover.

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2006:

Exempt Distributions Paid
California Municipal Money Market Fund	99.98%
Michigan Municipal Money Market Fund	99.73
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	99.74

FEBRUARY 28, 2006        JPMORGAN MONEY MARKET FUNDS   53

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. February 2006.	AN-MMKTST-206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2005 - $896,130 2006 - $387,700 *

* For the six months ending February 28, 2006, the new fiscal year end of the funds.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis) 2004 - $9,397,000 2005 - $10,400,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2005 - $183,900 2006 - $140,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2005 – Not applicable 2006 – Not applicable

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 - 83% 2006 - 100.00%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________ George C.W. Gatch President and Principal Executive Officer May 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________ George C.W. Gatch President and Principal Executive Officer May 3, 2006

By:	/s/____________________________ Stephanie J. Dorsey Treasurer and Principal Financial Officer May 3, 2006